UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant: Vanguard World Fund
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2014 – February 28, 2015

Item 1: Reports to Shareholders

Semiannual Report | February 28, 2015

Vanguard U.S. Growth Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors' Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangements.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended February 28, 2015
				Total
				Returns
Vanguard U.S. Growth Fund
Investor Shares				10.19%
Admiral™ Shares				10.29
Russell 1000 Growth Index				8.46
Large-Cap Growth Funds Average				7.71
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2014, Through February 28, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$31.03	$31.53	$0.194	$2.283
Admiral Shares	80.37	81.62	0.623	5.907

1

Chairman’s Letter

Dear Shareholder,

Vanguard U.S. Growth Fund returned about 10% for the six months ended February 28, 2015, well ahead of its benchmark and the average return of its peers.

The fund was well-positioned during a period in which growth stocks handsomely outpaced their value counterparts and investors favored companies with above-average earnings potential.

Strong stock selection by the fund’s advisors also boosted results. Nine of the ten industry sectors posted positive returns. Health care, consumer staples, and energy contributed most to the fund’s outperformance.

A surge in February powered U.S. stocks
U.S. stocks performed solidly but unevenly over the six months. Despite declines in two of those months and flat returns in another, the broad U.S. stock market ended the period up about 6%.

Overall returns were powered by a robust advance in February, when the broad market recorded its largest monthly gain since October 2011. Investors were cheered by stabilization in oil prices and guidance from the Federal Reserve that it wouldn’t raise interest rates prematurely.

International stocks marched in the opposite direction, returning about –3% in U.S. dollar terms (although they did

2

rise when measured in local currencies). The dollar’s strength against many foreign currencies, along with various geopolitical issues, restrained results. Stocks in emerging markets and the developed markets of the Pacific region and Europe backtracked, with emerging markets faring the worst.

Bonds notched positive results despite early and late retreats

The broad U.S. taxable bond market returned 2.25%, although bond prices declined in the period’s first and final months. When the stock market turned volatile, investors favored the relative safety offered by bonds, which also benefited from various global stimulus programs.

Conversely, bond prices fell in February as the Fed suggested that a midyear interest rate increase was an option if the economy continued to perform well. The yield of the 10-year Treasury note ended February at 2.03%, down from 2.34% six months earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 2.21%, lost some steam toward the end of the period amid increased bond issuance and the prospect of higher interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –9.54%, weighed down by the weakness of foreign currencies

Market Barometer

			Total Returns
		Periods Ended February 28, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.00%	14.88%	16.39%
Russell 2000 Index (Small-caps)	5.70	5.63	15.97
Russell 3000 Index (Broad U.S. market)	5.98	14.12	16.36
FTSE All-World ex US Index (International)	-3.34	1.69	6.94

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.25%	5.05%	4.29%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.21	6.49	5.00
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-1.32%	-0.03%	1.61%

3

relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

Money market funds and savings accounts provided scant returns as the Fed’s target for short-term rates remained at 0%–0.25%.

The advisors’ stock choices propelled the fund’s results

The U.S. Growth Fund, Vanguard’s oldest growth fund, beat its comparative standards during the fiscal half year. As I mentioned earlier, its focus on earnings growth potential was a key advantage.

Results for the six months were largely driven by the advisors’ investments in health care, consumer staples, and energy stocks. In health care, some of the fund’s largest pharmaceutical and biotech holdings were bolstered by high-profile acquisitions designed to expand product pipelines. A sizable allocation to the sector also helped.

In consumer staples, drug retailers and soft drink manufacturers were bright spots. Again, the advisors notched gains with their selections.

On an absolute basis, the energy sector hurt both the fund and its benchmark. Declining oil prices weighed on energy stocks throughout the period. However, the fund’s slightly smaller exposure to oil and gas companies limited their negative impact.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.44%	0.30%	1.21%

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.48% for Investor Shares and 0.34% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Large-Cap Growth Funds.

4

The fund’s aerospace and defense and airline holdings performed poorly relative to the benchmark. For more about the advisors’ strategy and the fund’s positioning during the six months, please see the Advisors’ Report that follows this letter.

To build for the long term, start with a solid foundation

As the leader of a major investment firm, I get asked a lot of questions on all kinds of topics, from the outlook for global markets to the best fund choices for an IRA. But a topic that almost never comes up—and one that I consider perhaps the most important—is setting investment goals.

At Vanguard, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success: • Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds. • Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

All four are essential, and the order in which they’re listed is intentional. Every good investment plan begins with a clearly defined goal, which sets the foundation for building your portfolio. (You can read more about our principles in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

Setting an investment goal doesn’t have to be complicated. A goal can be as simple as saving for retirement or for a child’s college education. Being realistic about your goals—and how to meet them—can help you stick with your investment plan even when times get tough.

In many parts of the United States, it’s been an especially bitter and challenging winter, but spring is now upon us. The change of seasons can be an occasion for some financial spring cleaning. Consider taking time now to revisit your investment plan, ensuring that your objectives are clear and making any necessary adjustments to help you reach your long-term financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 11, 2015

5

Advisors’ Report

For the six months ended February 28, 2015, Vanguard U.S. Growth Fund returned about 10%, ahead of its benchmark index and its peer-group average. Your fund is managed by five advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 10 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal half-year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on March 17, 2015.

Wellington Management Company LLP

Portfolio Manager: Andrew J. Shilling, CFA, Senior Managing Director

We aim for our portion of the fund to outperform growth benchmarks and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average  growth. We take a long-term perspective because we believe that investors often underestimate the potential for growth.

In the past six months, our portfolio benefited from strong security selection in the information technology and consumer staples sectors. Our choices were weaker in industrials. Sector allocation, a result of bottom-up stock selection decisions, also aided relative performance, primarily because of a significantly underweight allocation to energy.

Uber Technologies, a privately held transportation and ride-sharing technology startup, was the portfolio’s largest contributor. Energy drink company Monster Beverage (consumer staples) also aided relative results. In our weakest-performing sector, industrials, positions in research and consulting services firm IHS and U.S.-based global car and equipment rental company Hertz detracted from relative returns. We eliminated our position in Hertz.

At the period’s close, we were most overweighted in the consumer discretionary sector after establishing a new position in Amazon.com and adding to our holdings of Las Vegas Sands. We were most underweighted in industrials and energy.

We continue to find attractively valued stocks with the characteristics we seek. Our focus is on populating the portfolio with strong, protected franchises that can compound earnings growth over many years.

6

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA, Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA, Equity Analyst

Christopher M. Ericksen, CFA, Equity Analyst

Daniel J. Prislin, CFA, Equity Analyst

As you would expect from our fundamental, bottom-up approach, stock selection was the primary driver of our portfolio’s performance.

The top contributor was Allergan, after the announcement that Actavis would acquire it at a premium to previous offers by Valeant Pharmaceuticals International. We are assessing the investment merits of a combined Actavis/Allergan entity.

The largest detractor was Discovery Communications. The stock declined based on recent weakness in industry-wide ratings trends, which we believe is transitory, and a small but growing U.S. trend toward “cord cutting.” We continue to believe in the strong secular growth of pay-TV services for a growing middle class outside the domestic market. Discovery Communications could be a key participant in that growth as it acquires non-U.S. brands and increases its global presence.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy. We want to own strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

William Blair & Company, L.L.C.

Portfolio Managers:

James Golan, CFA, Partner

David Ricci, CFA, Partner

During the past six months, the U.S. stock market advanced while volatility increased because of conflicting views in the economic and equity market outlooks. On one hand, substantial parts of the global economy appeared to be slowing. In addition, commodity prices, especially oil, collapsed, leading to fears of deflation and questions about the sustainability of economic growth and corporate earnings. On the other hand, the U.S. economy appeared to be quite healthy, as evidenced by robust economic growth in the second and third quarters of 2014. Improvement in the labor and housing markets and the drop in energy prices bolstered consumer confidence.

7

Stock selection drove our portion of the fund’s outperformance. The portfolio benefited from solid choices in information technology and consumer discretionary, including positions in Cognizant Technology Solutions, O’Reilly Automotive, and Home Depot. Other notable contributors included health care holdings IDEXX Laboratories and Zoetis. Our top detractors relative to the benchmark were energy holdings Schlumberger and Noble Energy; however, our relative performance in the sector was neutral. Other laggards included Precision Castparts (industrials), Gilead Sciences (health care), and Citigroup (financials).

We remain focused on identifying high-quality, structurally advantaged companies whose stocks trade at attractive valuations relative to the expected growth and consistency of the businesses. This discipline should enable us to add value over the long term.

Jennison Associates LLC

Portfolio Managers: Kathleen A. McCarragher, Managing Director

Blair A. Boyer,
Managing Director

Our portion of the portfolio made solid gains on the strength of individual company fundamentals. Health care positions added most to return. Scientific advances over the past decade have helped bring to market numerous drugs that have materially improved the lives of patients with serious, previously undertreated diseases. The fund’s biotech holdings profited from innovative drugs for neurodegenerative disorders (BioMarin Pharmaceutical), multiple sclerosis (Biogen Idec), cystic fibrosis (Vertex Pharmaceuticals), and cancer (Celgene).

Information technology stocks were also top contributors, although our sector returns modestly lagged those of the benchmark. Apple’s strong revenue and earnings reflected expanding global acceptance of its platform. We expect that product updates will sustain revenue growth. MasterCard continued to benefit from the shift from cash to electronic credit and debit transactions.

Technology holdings including VMware, a leader in desktop virtualization, and social media company Twitter detracted from results. The latter was hurt by a deceleration in user growth, in part because of slower-than-expected improvements in new-user onboarding and access. We still believe Twitter’s income-generation opportunities are substantial.

The portfolio’s consumer discretionary companies trailed those in the benchmark. Tesla Motors in particular was hurt by production challenges; however, we believe it is positioned to drive rapid growth in the adoption of electric autos. Offsetting Tesla’s decline were strong gains in stocks including athletic apparel company Nike and hotel operator Marriott International.

8

We conduct rigorous research to determine company, industry, and sector fundamentals and prospects over intermediate and longer terms and project how markets, industries, and businesses will evolve. With this long-term perspective, we build the portfolio through individual stock selection based on individual company fundamentals.

Baillie Gifford Overseas Ltd.

Portfolio Manager: Ian Tabberer, Investment Manager

The domestic economic recovery continues its steady progress. Despite a series of potentially destabilizing international developments, this was reflected in equity market gains during the last six months.

As we have noted elsewhere, although the news-flow carousel occupies airtime, we emphasize the enduring depth and breadth of the opportunities available to the long-term investor. Our portfolio activity underlines the point. We have initiated new positions in a diverse range of stocks with attractive and durable growth prospects, including craft beer producer Boston Beer Company, online real estate portal Zillow, and electronic bond-trading platform MarketAxess.

To fund the new holdings, we sold companies with less-attractive growth prospects. These included auto insurer Progressive, internet traffic management company F5 Networks, and consumer food and beverage supplier Kraft Foods Group.

In the long run, strong fundamentals should be reflected in share price, and we remain optimistic about the operating performance of and prospects for our holdings. Our research program is full, with many possibilities competing for space in the portfolio. In the coming months, we look forward to deepening our knowledge of existing holdings and uncovering fresh ideas for new ones.

9

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	36	2,330	Employs proprietary fundamental research and a
Company LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends and
			that bottom-up, intensive research focused on
			longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Jackson Square Partners, LLC	36	2,291	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value of
			the securities.
William Blair & Company, L.L.C.	13	825	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Jennison Associates LLC	6	403	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Baillie Gifford Overseas Ltd.	6	402	Uses a long-term, active, bottom-up investment
			approach to identify companies that can generate
			above-average growth in earnings and cash flow.
Cash Investments	3	149	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

10

U.S. Growth Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWUSX		VWUAX
Expense Ratio[1]	0.44%		0.30%
30-Day SEC Yield	0.50%		0.64%
Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	164	681	3,734
Median Market Cap	$63.8B	$64.8B	$49.0B
Price/Earnings Ratio	30.8x	24.0x	21.4x
Price/Book Ratio	5.2x	5.6x	2.8x
Return on Equity	21.2%	23.5%	17.6%
Earnings Growth
Rate	19.5%	17.6%	13.9%
Dividend Yield	1.0%	1.5%	1.9%
Foreign Holdings	4.8%	0.0%	0.0%
Turnover Rate
(Annualized)	37%	—	—
Short-Term Reserves	1.6%	—	—

Volatility Measures
		DJ
	U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	0.94	0.87
Beta	1.11	1.07
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	4.2%
Google Inc.	Internet Software &
	Services	3.5
MasterCard Inc.	Data Processing &
	Outsourced Services	3.3
Celgene Corp.	Biotechnology	2.7
Visa Inc.	Data Processing &
	Outsourced Services	2.4
Priceline Group Inc.	Internet Retail	2.1
Microsoft Corp.	Systems Software	2.1
Allergan Inc.	Pharmaceuticals	2.0
eBay Inc.	Internet Software &
	Services	1.8
Walgreens Boots
Alliance Inc.	Drug Retail	1.8
Top Ten		25.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.48% for Investor Shares and 0.34% for Admiral Shares.

11

U.S. Growth Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	22.2%	18.8%	13.2%
Consumer Staples	6.7	10.6	8.5
Energy	3.7	4.4	7.4
Financials	7.3	5.1	17.4
Health Care	17.5	14.3	14.3
Industrials	5.9	11.8	11.2
Information
Technology	34.6	28.7	19.3
Materials	1.5	4.0	3.6
Telecommunication
Services	0.5	2.2	2.1
Utilities	0.1	0.1	3.0

12

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2004, Through February 28, 2015

U.S. Growth Fund Investor Shares

Russell 1000 Growth Index

Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	13.06%	14.98%	7.71%
Admiral Shares	8/13/2001	13.20	15.15	7.90

See Financial Highlights for dividend and capital gains information.

13

U.S. Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.1%)[1]
Consumer Discretionary (21.5%)
*	Priceline Group Inc.	110,600	136,865
	Home Depot Inc.	973,668	111,728
*	Liberty Interactive Corp.
	Class A	3,094,641	91,385
*	Amazon.com Inc.	219,197	83,330
	L Brands Inc.	818,500	75,187
	NIKE Inc. Class B	660,262	64,125
	Harley-Davidson Inc.	896,193	56,971
*	TripAdvisor Inc.	567,012	50,606
	Lowe’s Cos. Inc.	671,359	49,741
*	Discovery
	Communications Inc.	1,619,378	49,407
	Wynn Resorts Ltd.	326,764	46,564
*	O’Reilly Automotive Inc.	206,570	42,994
	Lennar Corp. Class A	840,034	42,178
	Ross Stores Inc.	394,993	41,794
	DR Horton Inc.	1,458,625	39,835
*	AutoZone Inc.	61,169	39,312
*	Netflix Inc.	81,095	38,513
	Las Vegas Sands Corp.	623,889	35,499
*	Sally Beauty Holdings Inc.	1,044,370	35,007
	Harman International
	Industries Inc.	232,712	32,112
*	Dollar General Corp.	417,500	30,319
	Comcast Corp. Class A	489,839	29,087
	Dunkin’ Brands Group Inc.	579,003	27,132
	Starbucks Corp.	257,749	24,096
	Wyndham Worldwide Corp. 211,380		19,337
*	Discovery Communications
	Inc. Class A	598,567	19,334
	BorgWarner Inc.	273,100	16,785
*,^	Tesla Motors Inc.	69,749	14,183
	VF Corp.	112,900	8,655
	Marriott International Inc.
	Class A	98,259	8,165
	Inditex SA ADR	497,405	7,809

			Market
			Value
		Shares	($000)
	CarMax Inc.	96,382	6,468
	Vipshop Holdings Ltd. ADR	116,400	2,846
			1,377,369
Consumer Staples (6.4%)
	Walgreens Boots Alliance
	Inc.	1,352,317	112,351
*	Monster Beverage Corp.	358,709	50,621
	CVS Health Corp.	384,946	39,984
	Mondelez International Inc.
	Class A	1,033,417	38,169
	Anheuser-Busch InBev
	NV ADR	224,623	28,451
	Estee Lauder Cos. Inc.
	Class A	339,536	28,070
	Keurig Green Mountain Inc. 163,692		20,884
	Whole Foods Market Inc.	352,240	19,898
	Altria Group Inc.	331,660	18,669
	PepsiCo Inc.	168,893	16,717
	Mead Johnson Nutrition Co. 128,800		13,493
	Costco Wholesale Corp.	58,248	8,560
	Colgate-Palmolive Co.	61,283	4,340
	Boston Beer Co. Inc.
	Class A	15,972	4,274
	Brown-Forman Corp.
	Class B	44,236	4,056
			408,537
Energy (3.5%)
	Williams Cos. Inc.	1,184,650	58,095
	Kinder Morgan Inc.	1,267,100	51,964
	EOG Resources Inc.	567,425	50,909
	Schlumberger Ltd.	308,077	25,928
	Pioneer Natural Resources
	Co.	105,814	16,139
	Noble Energy Inc.	167,200	7,897
*	Cobalt International Energy
	Inc.	662,380	6,783
	Apache Corp.	88,345	5,816
	Ultra Petroleum Corp.	43,741	712
			224,243

14

U.S. Growth Fund

			Market
			Value
		Shares	($000)
Financials (6.8%)
	Crown Castle International
	Corp.	1,055,736	91,121
	Intercontinental Exchange
	Inc.	286,100	67,337
*	Markel Corp.	51,791	38,607
	American Tower
	Corporation	359,208	35,612
	BlackRock Inc.	93,043	34,558
*	Affiliated Managers Group
	Inc.	142,100	30,753
	TD Ameritrade Holding
	Corp.	750,078	27,205
	Citigroup Inc.	416,300	21,822
	First Republic Bank	278,994	15,903
	Fairfax Financial Holdings
	Ltd.	28,979	15,207
	Berkshire Hathaway Inc.
	Class B	85,803	12,648
	M&T Bank Corp.	104,258	12,615
	Morgan Stanley	222,902	7,978
	US Bancorp	177,764	7,930
	Waddell & Reed Financial
	Inc. Class A	134,067	6,631
	MarketAxess Holdings Inc.	50,718	4,037
	American Express Co.	43,845	3,577
			433,541
Health Care (16.9%)
*	Celgene Corp.	1,428,425	173,596
	Allergan Inc.	559,366	130,187
*	Gilead Sciences Inc.	864,814	89,534
	Bristol-Myers Squibb Co.	1,450,177	88,345
*	Biogen Idec Inc.	172,081	70,483
	Novo Nordisk A/S ADR	1,408,330	67,248
*	Valeant Pharmaceuticals
	International Inc.	319,900	63,174
*	Actavis plc	184,077	53,633
	Perrigo Co. plc	279,175	43,124
*	Vertex Pharmaceuticals
	Inc.	268,620	32,081
*	IDEXX Laboratories Inc.	202,986	31,834
*	Regeneron
	Pharmaceuticals Inc.	73,661	30,484
	Merck & Co. Inc.	460,279	26,945
	Anthem Inc.	167,346	24,508
*	Medivation Inc.	207,260	24,359
	Zoetis Inc.	446,000	20,556
*	IMS Health Holdings Inc.	733,397	19,303
*	Illumina Inc.	94,835	18,536
*	Cerner Corp.	225,800	16,271
	AstraZeneca plc ADR	220,110	15,166
	BioMarin Pharmaceutical
	Inc.	119,723	12,819
	Alexion Pharmaceuticals
	Inc.	40,068	7,227

			Market
			Value
		Shares	($000)
	McKesson Corp.	28,640	6,550
	Shire plc ADR	25,811	6,244
	Genomic Health Inc.	203,823	6,196
	Seattle Genetics Inc.	45,430	1,647
			1,080,050
Industrials (5.5%)
	Equifax Inc.	617,356	57,642
*	Stericycle Inc.	327,056	44,143
^	Nielsen NV	701,074	31,695
*	IHS Inc. Class A	240,955	28,319
	TransDigm Group Inc.	127,564	27,663
	AMETEK Inc.	500,392	26,591
	Kansas City Southern	217,324	25,175
	Union Pacific Corp.	191,500	23,030
	Watsco Inc.	181,141	21,237
	Precision Castparts Corp.	71,900	15,552
	JB Hunt Transport Services
	Inc.	133,650	11,427
	Pall Corp.	91,485	9,223
	Boeing Co.	53,905	8,132
	Canadian Pacific Railway
	Ltd.	36,814	6,907
	Danaher Corp.	77,603	6,773
^	NOW Inc.	305,725	6,497
	United Parcel Service Inc.
	Class B	59,421	6,045
			356,051
Information Technology (33.6%)
	Apple Inc.	2,105,723	270,501
	MasterCard Inc. Class A	2,345,496	211,400
	Visa Inc. Class A	562,795	152,692
*	Google Inc. Class C	260,354	145,382
	Microsoft Corp.	3,010,530	132,012
*	eBay Inc.	2,023,055	117,155
	QUALCOMM Inc.	1,487,550	107,862
*	Facebook Inc. Class A	1,236,106	97,615
*	Adobe Systems Inc.	1,214,325	96,053
*	Equinix Inc.	401,505	90,007
*	Google Inc. Class A	135,988	76,511
*	Baidu Inc. ADR	332,495	67,746
*	Electronic Arts Inc.	1,132,275	64,743
*	Cognizant Technology
	Solutions Corp. Class A	1,012,778	63,283
	Intuit Inc.	613,624	59,908
*	salesforce.com inc	633,179	43,930
*	Yelp Inc. Class A	871,589	41,836
*	FleetCor Technologies Inc.	239,620	36,765
*	Alliance Data Systems
	Corp.	124,993	34,812
*	Alibaba Group Holding Ltd.
	ADR	367,530	31,284
*	Red Hat Inc.	443,605	30,662
*	Twitter Inc.	599,444	28,821
	CDW Corp.	718,065	27,021

15

U.S. Growth Fund

			Market
			Value
		Shares	($000)
	Texas Instruments Inc.	403,700	23,738
*	ServiceNow Inc.	255,505	19,485
*	Gartner Inc.	227,700	18,924
*	Akamai Technologies Inc.	214,600	14,917
	Oracle Corp.	285,215	12,498
	LinkedIn Corp. Class A	41,934	11,205
	Workday Inc. Class A	84,954	7,264
	Splunk Inc.	72,034	4,844
	FireEye Inc.	84,064	3,721
	Altera Corp.	60,404	2,236
	Zillow Group Inc. Class A	19,304	2,215
	Xilinx Inc.	24,957	1,057
	LendingClub Corp.	8,078	165
			2,150,270
Materials (1.4%)
	Sherwin-Williams Co.	109,153	31,130
	Eagle Materials Inc.	263,256	20,666
	Monsanto Co.	149,474	18,001
	Martin Marietta Materials
	Inc.	79,472	11,311
	Vulcan Materials Co.	91,816	7,621
			88,729
Other (0.0%)
*,2,3 WeWork Class A PP		52,398	872
4	Vanguard Growth ETF	3,100	339
			1,211
Telecommunication Services (0.5%)
*	SBA Communications Corp.
	Class A	251,659	31,384
Total Common Stocks
(Cost $4,097,454)			6,151,385
Preferred Stocks (1.0%)
*,3	Cloudera, Inc. Pfd.	300,088	9,903
*,3	Uber Technologies PP	1,408,784	46,938
*,2,3 WeWork Pfd. D1 PP		260,418	4,336
*,2,3 WeWork Pfd. D2 PP		204,614	3,407
Total Preferred Stocks
(Cost $33,967)			64,584

			Market
			Value
		Shares	($000)
Temporary Cash Investments (4.3%)[1]
Money Market Fund (3.3%)
[5,6]	Vanguard Market
	Liquidity Fund,
	0.134%	210,031,741	210,032

		Face
		Amount
		($000)
Repurchase Agreement (0.8%)
	Bank of America Securities,
	LLC 0.070%, 3/2/15
	(Dated 2/27/15, Repurchase
	Value $52,700,000,
	collateralized by Federal
	National Mortgage Assn.
	0.000%–1.550%,
	5/15/15–10/29/19, and
	Federal Home Loan
	Mortgage Corp. 0.000%,
	12/17/29, with a value of
	$53,755,000)	52,700	52,700

U.S. Government and Agency Obligations (0.2%)
[7,8]	Fannie Mae Discount
	Notes, 0.130%, 4/27/15	3,000	2,999
[8,9]	Federal Home Loan Bank
	Discount Notes, 0.100%,
	3/4/15	3,000	3,000
[8,9]	Federal Home Loan Bank
	Discount Notes, 0.100%,
	4/17/15	1,100	1,100
[8,9]	Federal Home Loan Bank
	Discount Notes, 0.100%,
	4/24/15	1,300	1,300
			8,399
Total Temporary Cash Investments
(Cost $271,131)			271,131
Total Investments (101.4%)
(Cost $4,402,552)			6,487,100
Other Assets and Liabilities (-1.4%)
Other Assets			36,511
Liabilities[6]			(123,093)
			(86,582)
Net Assets (100%)			6,400,518

16

U.S. Growth Fund

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	4,114,214
Overdistributed Net Investment Income	(5,563)
Accumulated Net Realized Gains	197,870
Unrealized Appreciation (Depreciation)
Investment Securities	2,084,548
Futures Contracts	9,452
Foreign Currencies	(3)
Net Assets	6,400,518

Investor Shares—Net Assets
Applicable to 134,663,870 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,246,575
Net Asset Value Per Share—
Investor Shares	$31.53

Admiral Shares—Net Assets
Applicable to 26,389,878 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,153,943
Net Asset Value Per Share—
Admiral Shares	$81.62

See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $21,601,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 1.9%, respectively, of net assets.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the aggregate value of these securities was $8,615,000, representing 0.1% of net assets.

3 Restricted securities totaling $65,456,000, representing 1.0% of net assets.

4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 Includes $22,472,000 of collateral received for securities on loan.

7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

8 Securities with a value of $6,499,000 have been segregated as initial margin for open futures contracts.

9 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Growth Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends[1,2]	31,449
Interest[1]	132
Securities Lending	90
Total Income	31,671
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,318
Performance Adjustment	645
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,271
Management and Administrative—Admiral Shares	1,214
Marketing and Distribution—Investor Shares	274
Marketing and Distribution—Admiral Shares	130
Custodian Fees	46
Shareholders’ Reports—Investor Shares	20
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	7
Total Expenses	12,929
Expenses Paid Indirectly	(84)
Net Expenses	12,845
Net Investment Income	18,826
Realized Net Gain (Loss)
Investment Securities Sold[1]	310,105
Futures Contracts	2,700
Foreign Currencies	15
Realized Net Gain (Loss)	312,820
Change in Unrealized Appreciation (Depreciation)
Investment Securities	258,716
Futures Contracts	5,768
Foreign Currencies	(3)
Change in Unrealized Appreciation (Depreciation)	264,481
Net Increase (Decrease) in Net Assets Resulting from Operations	596,127

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,000, $124,000, and $0, respectively.

2 Dividends are net of foreign withholding taxes of $150,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,826	32,663
Realized Net Gain (Loss)	312,820	470,927
Change in Unrealized Appreciation (Depreciation)	264,481	634,032
Net Increase (Decrease) in Net Assets Resulting from Operations	596,127	1,137,622
Distributions
Net Investment Income
Investor Shares	(24,620)	(13,264)
Admiral Shares	(15,003)	(7,331)
Realized Capital Gain[1]
Investor Shares	(289,725)	—
Admiral Shares	(142,252)	—
Total Distributions	(471,600)	(20,595)
Capital Share Transactions
Investor Shares	129,554	107,698
Admiral Shares	240,804	403,334
Net Increase (Decrease) from Capital Share Transactions	370,358	511,032
Total Increase (Decrease)	494,885	1,628,059
Net Assets
Beginning of Period	5,905,633	4,277,574
End of Period[2]	6,400,518	5,905,633

1 Includes fiscal 2015 short-term gain distributions totaling $568,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($5,563,000) and $15,219,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$31.03	$24.67	$20.79	$18.12	$14.75	$14.83
Investment Operations
Net Investment Income	.094	.168	.134	.068	.108[1]	.105
Net Realized and Unrealized Gain (Loss)
on Investments	2.883	6.303	3.861	2.679	3.370	(.099)
Total from Investment Operations	2.977	6.471	3.995	2.747	3.478	.006
Distributions
Dividends from Net Investment Income	(.194)	(.111)	(.115)	(. 077)	(.108)	(. 086)
Distributions from Realized Capital Gains	(2.283)	—	—	—	—	—
Total Distributions	(2.477)	(.111)	(.115)	(. 077)	(.108)	(. 086)
Net Asset Value, End of Period	$31.53	$31.03	$24.67	$20.79	$18.12	$14.75

Total Return[2]	10.19%	26.29%	19.31%	15.22%	23.58%	-0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,247	$4,038	$3,137	$2,975	$2,893	$2,796
Ratio of Total Expenses to
Average Net Assets[3]	0.48%	0.44%	0.45%	0.45%	0.44%	0.45%
Ratio of Net Investment Income to
Average Net Assets	0.58%	0.59%	0.59%	0.35%	0.61%[1]	0.66%
Portfolio Turnover Rate	37%	36%	38%	43%	89%	74%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.016 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.01%), (0.01%), (0.01%), (0.01%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$80.37	$63.91	$53.85	$46.94	$38.20	$38.41
Investment Operations
Net Investment Income	.303	.557	.440	.258	.345[1]	.338
Net Realized and Unrealized Gain (Loss)
on Investments	7.477	16.293	10.002	6.924	8.734	(.256)
Total from Investment Operations	7.780	16.850	10.442	7.182	9.079	.082
Distributions
Dividends from Net Investment Income	(. 623)	(. 390)	(. 382)	(. 272)	(. 339)	(. 292)
Distributions from Realized Capital Gains	(5.907)	—	—	—	—	—
Total Distributions	(6.530)	(. 390)	(. 382)	(. 272)	(. 339)	(. 292)
Net Asset Value, End of Period	$81.62	$80.37	$63.91	$53.85	$46.94	$38.20

Total Return[2]	10.29%	26.44%	19.51%	15.38%	23.77%	0.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,154	$1,868	$1,141	$869	$678	$737
Ratio of Total Expenses to
Average Net Assets[3]	0.34%	0.30%	0.31%	0.31%	0.30%	0.29%
Ratio of Net Investment Income to
Average Net Assets	0.72%	0.73%	0.73%	0.49%	0.75%[1]	0.82%
Portfolio Turnover Rate	37%	36%	38%	43%	89%	74%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.041 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.01%), (0.01%), (0.01%), (0.01%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has

22

U.S. Growth Fund

entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability

23

U.S. Growth Fund

in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP, Jackson Square Partners, LLC, William Blair & Company, L.L.C., Jennison Associates LLC, and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee of William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index. In accordance with the advisory contracts entered into with Jennison Associates LLC and Baillie Gifford Overseas Ltd., beginning March 1, 2015, the investment advisory fees will be subject to quarterly adjustments based on performance since February 28, 2014, relative to the Russell 1000 Growth Index and the S&P 500 Index, respectively.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 28, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before an increase of $645,000 (0.02%) based on performance.

24

U.S. Growth Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $566,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended February 28, 2015, these arrangements reduced the fund’s expenses by $84,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,150,513	—	872
Preferred Stocks	—	—	64,584
Temporary Cash Investments	210,032	61,099	—
Futures Contracts—Liabilities[1]	(507)	—	—
Total	6,360,038	61,099	65,456
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

25

U.S. Growth Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended February 28, 2015. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks and
Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of August 31, 2014	28,672
Purchases	8,616
Change in Unrealized Appreciation (Depreciation)	28,168
Balance as of February 28, 2015	65,456
Net change in unrealized appreciation (depreciation) from investments still held as of February 28, 2015 was $28,168,000.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of February 28, 2015:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	872	Market Approach	Purchase Price	$16.651
Preferred Stocks	64,584	Market Approach	Purchase Price	33.318
			Purchase Price	16.651
			Recent Market Transaction	33.000

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the fund’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

F. At February 28, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2015	247	129,848	8,469
E-mini S&P Mid-Cap 400 Index	March 2015	94	14,143	988
E-mini S&P 500 Index	March 2015	33	3,470	(5)
				9,452

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

26

U.S. Growth Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At February 28, 2015, the cost of investment securities for tax purposes was $4,402,552,000. Net unrealized appreciation of investment securities for tax purposes was $2,084,548,000, consisting of unrealized gains of $2,156,296,000 on securities that had risen in value since their purchase and $71,748,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended February 28, 2015, the fund purchased $1,081,825,000 of investment securities and sold $1,153,367,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	230,510	7,400	198,913	6,949
Issued in Connection with Acquisition of
Vanguard Growth Equity Fund	—	—	799,108	27,203
Issued in Lieu of Cash Distributions	309,765	10,561	13,072	475
Redeemed	(410,721)	(13,433)	(903,395)	(31,625)
Net Increase (Decrease)—Investor Shares	129,554	4,528	107,698	3,002
Admiral Shares
Issued	224,329	2,847	621,315	8,329
Issued in Lieu of Cash Distributions	149,006	1,963	6,850	96
Redeemed	(132,531)	(1,659)	(224,831)	(3,034)
Net Increase (Decrease)—Admiral Shares	240,804	3,151	403,334	5,391

J. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended February 28, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	8/31/2014	2/28/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,101.93	$2.50
Admiral Shares	1,000.00	1,102.93	1.77
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.41	$2.41
Admiral Shares	1,000.00	1,023.11	1.71

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard U.S. Growth Fund has renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford), Jackson Square Partners, LLC (Jackson Square), Jennison Associates LLC (Jennison), Wellington Management Company LLP (Wellington Management), and William Blair & Company, L.L.C. (William Blair). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Baillie Gifford. Baillie Gifford is a unit of Baillie Gifford & Co., which was founded in 1908 and is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford’s investment approach is based on long-term investment in well-researched and well-managed businesses that enjoy sustainable competitive advantages within their industry. The firm employs a fundamental bottom-up approach to identify attractively valued growth companies with strong financial productivity, earnings growth, and balance sheets. Baillie Gifford began managing a portion of the fund in 2014.

Jackson Square. Founded in February 2014, Jackson Square invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Jackson Square uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of the securities. Jackson Square was founded by the same investment team that has managed a portion of the fund since 2010, previously as a part of Delaware Investments.

Jennison. Jennison, founded in 1969, is an indirect, wholly owned subsidiary of Prudential Financial Inc. Jennison utilizes internal fundamental research and a highly interactive stock selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When analyzing a company for purchase or sale, Jennison focuses on the duration of the company’s growth opportunity and seeks to capture inflection points in the company’s growth trajectory. Jennison began managing a portion of the fund in 2014.

Wellington Management. Wellington Management which was founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm employs a traditional, bottom-up fundamental research approach to identify companies with sustainable growth advantages and reasonable valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past and follows up with a thorough review of each company’s business model and an assessment of its valuation. The goal of this review is to identify companies with high returns on capital, superior business management, and high-quality balance sheets. Wellington Management has managed a portion of the fund since 2010.

William Blair. Founded in 1935, William Blair is an independently owned full-service investment firm. The firm uses an investment process that relies on thorough fundamental research. Based on this process, it invests in quality companies that it believes will grow faster or sustain an above-average growth rate for longer than the market expects. In selecting stocks, William Blair considers

30

each company’s leadership position within the company’s market, the quality of products or services it provides, its return on equity, its accounting policies, and the quality of the management team. William Blair has advised a portion of the fund since 2004.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Baillie Gifford, Jackson Square, Jennison, Wellington Management, or William Blair in determining whether to approve the advisory fees, because the advisors are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Baillie Gifford, Jackson Square, Jennison, Wellington Management, and William Blair. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante	Chris D. McIsaac Michael S. Miller James M. Norris Glenn W. Reed

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q232 042015

Semiannual Report | February 28, 2015

Vanguard International Growth Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	31
Trustees Approve Advisory Arrangements.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended February 28, 2015
				Total
				Returns
Vanguard International Growth Fund
Investor Shares				-1.69%
Admiral™ Shares				-1.62
MSCI All Country World Index ex USA				-3.78
International Funds Average				-1.86
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2014, Through February 28, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$23.79	$22.87	$0.494	$0.000
Admiral Shares	75.70	72.71	1.687	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard International Growth Fund returned –1.69% for Investor Shares (–1.62% for Admiral Shares) in the six months ended February 28, 2015. These results placed it ahead of its benchmark index and the average return of international peer funds.

Foreign currency translation effects again played a significant role in the performance of international stocks for U.S. dollar-based investors. In local currencies, the MSCI All Country World Index ex USA posted a healthy six-month return of more than 8%, outpacing the broad U.S. stock market. But the continued weakening of major currencies—including the euro, the pound sterling, and the yen—against the dollar trimmed nearly 12 percentage points off the index’s local-currency return when translated into dollars.

Your advisors added value compared with the benchmark across both developed and emerging markets, in dollar terms. In many cases, this meant that the fund’s holdings in a given country declined less than those in the benchmark.

A surge in February powered U.S. stocks for the period
U.S. stocks performed solidly but unevenly over the six months. Despite declines in two of those months and flat returns in another, the broad U.S. stock market ended the period up about 6%.

2

The overall return was propelled by a robust advance in February, when the broad market recorded its largest monthly gain since October 2011. Investors were cheered by stabilization in oil prices and guidance from the Federal Reserve that it wouldn’t raise interest rates prematurely.

After some ups and downs, international stocks returned about –3% in dollar terms. In addition to the dollar’s strength, various geopolitical issues restrained results. Stocks in emerging and developed markets backtracked, with emerging markets faring worse. As I mentioned, however, the broad international market rose in local currency terms.

Bonds notched positive results despite early and late retreats

The broad U.S. taxable bond market returned 2.25%, although bond prices declined over the period’s first and final months. When the stock market turned volatile, investors favored the relative safety offered by bonds, which also benefited from various global stimulus programs.

Bond prices fell in February as the Fed suggested that a midyear interest rate increase was an option if the economy continued to perform well. Still, the yield of the 10-year Treasury note ended February at 2.03%, down from 2.34% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended February 28, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.00%	14.88%	16.39%
Russell 2000 Index (Small-caps)	5.70	5.63	15.97
Russell 3000 Index (Broad U.S. market)	5.98	14.12	16.36
FTSE All-World ex US Index (International)	-3.34	1.69	6.94

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.25%	5.05%	4.29%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.21	6.49	5.00
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-1.32%	-0.03%	1.61%

3

Municipal bonds, which returned 2.21%, lost some steam toward the end of the period amid increased bond issuance and the prospect of higher interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –9.54% for dollar-based investors, weighed down by the weakness of foreign currencies relative to the dollar. International bonds that were hedged to eliminate the effect of currency exchange rates produced positive returns.

Money market funds and savings accounts provided scant returns as the Fed’s target for short-term rates remained at 0%–0.25%.

Foreign-currency weakness masked non-U.S. stocks’ underlying strength

The first six months of your fund’s fiscal year were punctuated by volatility. Both the fund and its index returned about –5% in September. After several ups and downs, an advance of nearly 6% in February—similar to the U.S. market’s gain—wasn’t enough to pull the fund and its index into the black in U.S. dollar terms.

Flare-ups in geopolitical risk, including concerns about the outcome and impact of Greece’s January elections, contributed to stock market volatility. So, too, did economic growth trends and central bank policies that were on divergent paths in the United States as compared with many other countries.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.47%	0.34%	1.39%

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the fund’s annualized expense ratios were 0.48% for Investor Shares and 0.35% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: International Funds.

4

While the U.S. economy continued to grow, albeit at a moderate pace later in 2014, growth slowed in Europe, China, Japan, and elsewhere. And as the Fed wrapped up its bond-buying program in October, other major central banks, including in China and Japan, stepped up efforts to stimulate their economies. The European Central Bank’s long-awaited announcement that it would begin (in March) monthly bond purchases was a boon for Eurozone stock and bond markets—but it further weakened the euro. Adding to the complex picture of winners and losers, global oil prices tumbled, benefiting consumers and oil-importing nations but hurting energy companies and oil exporters.

Against this backdrop, developed markets in Europe, which continued to represent more than half of fund assets, drove results. In both larger and smaller countries, your fund posted mostly negative returns in U.S. dollars. The picture looked quite different in local currencies, however. Instead of a modest decline, developed Europe notched a double-digit gain in the fund, with advances in countries across the region. In the developed Pacific region, the fund’s modest gain in dollars also was a double-digit advance in local currencies.

Emerging markets as a whole declined in both dollars and local currencies. As a major oil exporter, Brazil bore some of the brunt of lower oil prices, but India was a bright spot, with a double-digit advance by both currency measures.

The holdings of your fund’s advisors outperformed the benchmark across all regions. In Europe, which was a disappointment in the previous fiscal year, the combination of a higher-than-benchmark commitment and advantageous stock selection was beneficial.

Reflecting the steep drop in global oil prices, the energy sector was the worst performer. The materials sector also struggled, as other natural resource prices slid. Your advisors’ selections among consumer discretionary stocks gave the sector a notable boost over the benchmark, as did their relatively light stake in energy stocks.

For more about the advisors’ strategies and the fund’s positioning during the six months, see the Advisors’ Report that follows this letter.

To build for the long term, start with a solid foundation

As the leader of a major investment firm, I get asked a lot of questions on all kinds of topics, from the outlook for global markets to the best fund choices for an IRA. But a topic that almost never comes up—and one that I consider perhaps the most important—is setting investment goals.

5

At Vanguard, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

 • Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

All four are essential, and the order in which they’re listed is intentional. Every good investment plan begins with a clearly defined goal, which sets the foundation for building your portfolio. (You can read more about our principles in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

Setting an investment goal doesn’t have to be complicated. A goal can be as simple as saving for retirement or for a child’s college education. Being realistic about your goals—and how to meet them—can help you stick with your investment plan even when times get tough.

In many parts of the United States, it’s been an especially bitter and challenging winter, but spring is now upon us. The change of seasons can be an occasion for some financial spring cleaning. Consider taking time now to revisit your investment plan, ensuring that your objectives are clear, and making any necessary adjustments to help you reach your long-term financial goals.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 12, 2015

6

Advisors’ Report

For the six months ended February 28, 2015, Vanguard International Growth Fund returned –1.69%, ahead of its benchmark index and the average return of peer funds. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on March 12, 2015.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	53	11,815	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	34	7,520	Equity analysts located around the world and an
Management North America Inc.			international team of global sector specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
M&G Investment Management	12	2,775	The advisor constructs a portfolio using a long-term,
Limited			bottom-up investment approach focusing on
			attractively valued quality companies with ”economic
			moats” to protect their profitability and positive internal
			and external dynamics helping to grow the value of the
			business.
Cash Investments	1	217	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Baillie Gifford Overseas Ltd.

Portfolio Managers: James K. Anderson, Head of Global Equities Kave Sigaroudinia, Head of EAFE Alpha Research

Over the past six months, we have witnessed dramatic events such as cyber-terrorism, Russia’s currency collapse, and plunging oil prices. Our approach during turbulent periods is to remember that the long-term value of equities is rarely altered by a single event and that the market tends to overreact to dramatic headlines. Indeed, we often view such periods as an opportunity to add to companies we already hold and admire.

We remain enthusiastic about the opportunity for international growth investment and believe that many of the long-term trends reflected in our portion of the portfolio are highly durable: the growth of a productive, competitive China; the emergence of a consuming and saving middle class in Asia; reform and recovery in Europe; and the vital force of technological change. In seeking beneficiaries of such trends, we focus on finding innovative companies that have a good chance of becoming much larger, as well as companies with durable growth opportunities where we believe special cultures and management are strongly embedded.

These characteristics are reflected in some of our strongest contributions to performance during the period. Internet-related holdings, such as Tencent, Rakuten, and Amazon, contributed strongly as the global reach of technology continues to expand and disrupt industries. Italian car maker Fiat Chrysler Automobiles also performed well, with falling gasoline prices driving demand in the United States for its profitable Jeep and Ram brands. Fiat has announced plans to spin off Ferrari, and we continue to admire the ambition of the company, which is led by Sergio Marchionne.

Our most significant weakness came from European bank holdings Banco Popular, Banco Santander, and UniCredit, all of which we believe remain well placed over the long term to benefit from the dramatic consolidation in their respective home markets. SoftBank, the Japanese internet and telecom company with a substantial stake in China’s Alibaba, was also weak, and we took the opportunity to add to the holding.

Over the last six months, we participated in the initial public offerings of two exciting founder-driven online companies, Alibaba and Berlin-based Rocket Internet. We have also taken a new holding in German antibody research company MorphoSys. These purchases were funded by the sale of several long-term holdings, including Porsche, Taiwan Semiconductor Manufacturing Company, and British American Tobacco—businesses we consider increasingly mature.

8

Schroder Investment Management North America Inc.

Portfolio Manager: Simon Webber, CFA

The period was dominated by the weakening of almost all currencies against the U.S. dollar, which has dramatically improved the competitiveness of highly developed regions such as Japan and the Eurozone compared with the United States and China. The Eurozone in particular is showing signs of improvement, with consumer spending and corporate confidence responding well to the more favorable conditions.

The energy industry is struggling from overinvestment and a dramatic reduction in cash flow from lower oil prices. We reduced our already low exposure to the sector by trimming our position in BG Group, as we have become concerned that delays in its Brazilian project will hold back future growth. Our view has been that commodity prices will be weaker for some time. For that reason, we have been cautious in the energy and materials sectors, with only select investments where we believe there is a strong “self-help” story, such as the dramatic cost-cutting under way at BHP Billiton.

We benefited from relatively solid performance across our holdings. China Pacific Insurance was particularly strong; it has done an excellent job of improving the quality of its agents to take advantage of China’s underpenetrated life insurance market, which should grow strongly for the next 10 to 20 years.

There are several other exciting growth themes in international equity markets. Connectivity of people and machines to the internet is supporting growth for a range of technology and consumer-related businesses that are well-represented in the portfolio. The pharmaceutical industry continues to see heightened innovation and new product development, which has lifted many companies back into the growth category.

Lower commodity prices act as a large tax cut for consumers around the world, and we believe markets have been underestimating the stimulatory effects this will have on growth in 2015. The portfolio is well represented in stocks that will benefit from this extra consumer spending, such as Burberry, Diageo, and BMW.

India continues to be a very strong investment story, with a reforming and business-friendly government, growing labor force, and vibrant private sector. Although we did not change our portfolio much in the period, companies such as HDFC Bank and telecom firm Idea Cellular are core holdings to capture India’s expected long-term growth.

9

M&G Investment Management Limited

Portfolio Manager: Charles Anniss, CFA

Plummeting oil prices, geopolitical issues, the end of the U.S. Federal Reserve’s asset-buying program, and concerns over global growth prospects all contributed to bouts of risk aversion and widespread sell-offs in international markets during the six months. But there also were encouraging economic data from the United States and improving numbers from Europe, as well as increasing merger-and-acquisition activity, particularly in health care. Some central bank actions also helped keep sentiment buoyant.

The European Central Bank’s decision to undertake an extensive asset-buying program particularly lifted markets, though this did not make up for previous losses.

Stock picking in the oil and gas sector weighed heavily on our performance. Canadian global energy services firm ShawCor, Norwegian oil and gas producer Statoil, and Chinese oil company CNOOC all declined amid tumbling oil prices. The most significant laggard was Brazilian oil company Petroleo Brasileiro (Petrobras), which additionally has faced a corruption scandal, ratings agency downgrades, and general malaise in the Brazilian market.

Canadian metals and mining firm First Quantum Minerals also dragged down returns amid reduced demand for copper. U.K.-listed bank Standard Chartered, which generates most of its revenues in Asia and Africa, was hurt by currency weakness and other difficulties in some of these markets.

On the positive side, we were pleased to see the ongoing success of Japanese engineering components distributor Misumi. The company is made up of a well-established industrial components business and a newer B2B distribution business. During the period, Misumi published numbers that pleased investors; its shares have risen accordingly.

Other beneficial holdings included cruise ship operator Carnival, whose increased bookings along with lower oil prices enhanced its profitability, and Germany-based dialysis group Fresenius Medical Care, whose steady growth and operational successes helped boost its share price.

In October 2014, after we changed portfolio managers, portfolio turnover was slightly higher than usual. During the half year, we closed 14 positions, some on valuation grounds and others to pursue better opportunities. We sold Atlas Copco, a Swedish manufacturer of air compressors and mining equipment, believing its valuation had become stretched.

10

Examples of sales based on our decreased confidence in the investment thesis included lender Banco do Brasil and Brazilian iron ore miner Vale, and specialist steel pipe maker Vallourec. In light of declining iron ore pricing, as well as new capacity coming into operation to further increase supply, we were not confident in Vale’s long-term dynamics. Vale also is affected by Brazilian politics, and that uncertainty made it additionally difficult to justify maintaining the position; it was a similar case for Banco do Brasil. Vallourec has suffered from a number of difficulties, and we lost faith in its ability to effectively manage operations.

We added seven holdings that we believe have business models that are well-protected from competition and have positive end-market dynamics, including Brazilian lender Banco Bradesco, German chemical and pharmaceutical company Bayer, Japanese insurer Tokio Marine, and Dutch financial group ING.

11

International Growth Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.47%	0.34%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	174	1,830
Median Market Cap	$34.3B	$32.8B
Price/Earnings Ratio	21.0x	18.5x
Price/Book Ratio	2.3x	1.8x
Return on Equity	17.1%	14.9%
Earnings Growth
Rate	18.2%	11.9%
Dividend Yield	1.8%	2.7%
Turnover Rate
(Annualized)	28%	—
Short-Term Reserves	0.7%	—

Sector Diversification (% of equity exposure)

		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	18.8%	11.5%
Consumer Staples	5.9	10.1
Energy	2.9	7.2
Financials	24.6	27.0
Health Care	8.3	8.9
Industrials	13.5	11.1
Information Technology	15.4	7.5
Materials	5.7	7.9
Other	0.5	0.0
Telecommunication Services	4.1	5.4
Utilities	0.3	3.4

Volatility Measures
	MSCI AC
		World
		Index
		ex USA
R-Squared		0.95
Beta		1.03
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Tencent Holdings Ltd.	Internet Software &
	Services	3.0%
AIA Group Ltd.	Life & Health
	Insurance	2.8
Fiat Chrysler	Automobile
Automobiles NV	Manufacturers	2.5
Baidu Inc.	Internet Software &
	Services	2.3
SoftBank Corp.	Wireless
	Telecommunication
	Services	2.1
ARM Holdings plc	Semiconductors	2.1
Inditex SA	Apparel Retail	2.0
Amazon.com Inc.	Internet Retail	1.8
SMC Corp.	Industrial Machinery	1.7
Atlas Copco AB	Industrial Machinery	1.6
Top Ten		21.9%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.48% for Investor Shares and 0.35% for Admiral Shares.

12

International Growth Fund

Market Diversification (% of equity exposure)

		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	15.7%	14.9%
France	6.6	7.0
Germany	6.4	6.7
Sweden	5.9	2.3
Switzerland	5.7	6.6
Spain	5.5	2.4
Italy	4.9	1.7
Denmark	1.9	1.1
Norway	1.3	0.5
Other	2.0	4.2
Subtotal	55.9%	47.4%
Pacific
Japan	12.2%	15.5%
Hong Kong	4.5	2.2
South Korea	2.0	3.1
Australia	1.6	5.3
Other	0.4	1.1
Subtotal	20.7%	27.2%
Emerging Markets
China	8.6%	4.8%
India	2.7	1.6
Taiwan	1.2	2.7
Brazil	1.1	1.8
Other	3.8	7.2
Subtotal	17.4%	18.1%
North America
United States	2.9%	0.0%
Canada	2.0	6.9
Subtotal	4.9%	6.9%
Middle East
Israel	1.1%	0.4%

13

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2004, Through February 28, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	-5.63%	6.81%	6.18%
Admiral Shares	8/13/2001	-5.51	6.95	6.35

See Financial Highlights for dividend and capital gains information.

14

International Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.6%)[1]
Australia (1.5%)
James Hardie Industries
plc	6,196,069	73,173
^ Fortescue Metals Group
Ltd.	37,171,012	72,067
Orica Ltd.	3,443,000	53,246
Cochlear Ltd.	743,560	52,476
Brambles Ltd.	5,639,977	48,869
Amcor Ltd.	2,980,552	31,775
		331,606
Brazil (1.1%)
Raia Drogasil SA	6,997,349	70,401
Banco Bradesco SA
Preference Shares	3,975,000	52,858
Ambev SA	8,075,800	52,223
Vale SA Class B ADR	6,764,400	43,766
Petroleo Brasileiro SA
Preference Shares	5,751,000	19,462
		238,710
Canada (2.0%)
Toronto-Dominion Bank	5,223,191	228,967
Suncor Energy Inc.	2,745,991	82,439
Bank of Nova Scotia	990,000	52,909
First Quantum Minerals
Ltd.	3,580,000	45,391
ShawCor Ltd.	1,165,000	33,279
		442,985
Chile (0.3%)
Sociedad Quimica y
Minera de Chile SA ADR	2,334,900	60,007

China (8.5%)
* Tencent Holdings Ltd.	38,496,100	671,670
* Baidu Inc. ADR	2,548,500	519,257
* Alibaba Group Holding
Ltd. ADR	3,074,601	261,710
CNOOC Ltd.	68,337,000	97,770

			Market
			Value•
		Shares	($000)
*	New Oriental Education
	& Technology Group Inc.
	ADR	3,663,200	70,187
	China Pacific Insurance
	Group Co. Ltd.	11,275,800	58,858
	Beijing Enterprises
	Holdings Ltd.	7,574,500	56,234
*	JD.com Inc. ADR	1,930,100	53,406
	Mindray Medical
	International Ltd. ADR	1,455,000	41,118
	Shandong Weigao Group
	Medical Polymer Co.
	Ltd.	44,588,000	36,731
*	Youku Tudou Inc. ADR	2,077,149	34,044
			1,900,985
Denmark (1.9%)
	Novo Nordisk A/S
	Class B	4,218,199	201,860
^	Novozymes A/S	3,172,000	153,943
	Chr Hansen Holding A/S	1,508,200	67,526
			423,329
Finland (0.6%)
	Nokia Oyj	18,149,983	145,857

France (6.5%)
	Kering	1,161,398	236,206
	Schneider Electric SE	2,789,298	224,120
	Essilor International SA	1,913,417	223,289
	L’Oreal SA	1,165,858	211,303
	Sanofi	1,212,757	118,618
	Safran SA	1,062,003	74,661
	Airbus Group NV	1,090,000	67,234
	Societe Generale SA	1,435,000	66,120
	Publicis Groupe SA	780,000	63,539
	Total SA	1,038,000	55,767
	Suez Environnement Co.	2,890,513	51,481
	BNP Paribas SA	867,142	50,398
			1,442,736

15

International Growth Fund

			Market
			Value
		Shares	($000)
Germany (6.3%)
	SAP SE	2,786,417	195,924
	Bayer AG	1,299,040	192,142
	HeidelbergCement AG	2,280,298	181,534
	Volkswagen AG	483,893	119,929
	Continental AG	486,172	116,028
	GEA Group AG	2,194,351	108,443
	Bayerische Motoren
	Werke AG	758,767	95,904
*,2	Rocket Internet AG -
	Private Placement	1,400,656	71,831
*,3	Rocket Internet AG	1,157,559	65,773
	Fresenius Medical Care
	AG & Co. KGaA	775,000	63,435
	adidas AG	745,000	57,943
	MTU Aero Engines AG	548,000	52,115
*	MorphoSys AG	604,515	50,475
^,*	AIXTRON SE	3,130,112	25,066
^,*	SMA Solar Technology
	AG	719,595	9,622
			1,406,164
Hong Kong (4.5%)
	AIA Group Ltd.	104,724,600	615,884
	Jardine Matheson
	Holdings Ltd.	2,879,147	185,727
	Hong Kong Exchanges
	and Clearing Ltd.	4,582,630	105,834
	Techtronic Industries
	Co. Ltd.	15,725,000	54,398
	Hang Lung Properties
	Ltd.	14,455,000	40,992
			1,002,835
India (2.6%)
	Housing Development
	Finance Corp. Ltd.	7,692,900	167,613
	Idea Cellular Ltd.	60,645,242	152,004
	HDFC Bank Ltd.	5,258,469	89,855
	Zee Entertainment
	Enterprises Ltd.	14,434,499	81,485
	Tata Motors Ltd.	4,396,667	40,993
*,2	Flipkart	338,176	40,500
	Larsen & Toubro Ltd.	685,229	19,487
			591,937
Indonesia (0.3%)
	Bank Mandiri Persero
	Tbk PT	73,214,100	67,903

Ireland (0.8%)
*	Bank of Ireland
	(Dublin Shares)	182,335,677	69,234
	Kerry Group plc
	Class A	910,000	66,141

		Market
		Value
	Shares	($000)
* Bank of Ireland
(London Shares)	127,016,431	48,209
		183,584
Israel (1.1%)
* Check Point Software
Technologies Ltd.	3,044,096	254,152

Italy (4.8%)
* Fiat Chrysler
Automobiles NV	36,834,156	568,629
UniCredit SPA	46,869,744	311,680
EXOR SPA	3,114,856	138,597
Intesa Sanpaolo SPA
(Registered)	16,801,369	56,063
		1,074,969
Japan (11.9%)
SoftBank Corp.	7,665,200	473,407
SMC Corp.	1,363,400	379,370
Rakuten Inc.	19,991,600	333,294
Sumitomo Mitsui
Financial Group Inc.	5,783,500	230,435
Bridgestone Corp.	4,786,900	183,630
Astellas Pharma Inc.	10,476,540	166,659
M3 Inc.	5,243,500	116,475
Sekisui Chemical Co. Ltd.	8,557,000	109,781
Suzuki Motor Corp.	3,048,300	96,459
Kubota Corp.	5,469,000	89,153
Toyota Motor Corp.	1,165,000	78,747
Tokio Marine Holdings
Inc.	2,075,000	75,591
FANUC Corp.	371,500	71,361
Hitachi Ltd.	10,348,000	70,849
MISUMI Group Inc.	1,670,000	66,982
SBI Holdings Inc.	4,470,400	55,822
Daikin Industries Ltd.	824,700	53,797
		2,651,812
Mexico (0.3%)
Grupo Financiero Banorte
SAB de CV	11,693,119	63,598

Netherlands (0.3%)
* ING Groep NV	4,450,000	66,008

Norway (1.3%)
Statoil ASA	6,583,021	123,663
Schibsted ASA	1,760,994	105,041
DNB ASA	4,295,247	69,852
		298,556
Peru (0.8%)
Credicorp Ltd.	1,191,679	173,056

Portugal (0.2%)
Jeronimo Martins
SGPS SA	3,627,182	42,820

16

International Growth Fund

		Market
		Value
	Shares	($000)
Russia (0.4%)
Magnit PJSC GDR	1,205,245	57,225
* Mail.ru Group Ltd. GDR	1,266,000	23,954
		81,179
Singapore (0.4%)
DBS Group Holdings Ltd.	3,690,748	52,921
Singapore Exchange Ltd.	6,541,000	39,265
		92,186
South Africa (0.1%)
Sasol Ltd.	650,000	23,464

South Korea (2.0%)
NAVER Corp.	222,208	133,714
^,* Celltrion Inc.	1,894,689	112,915
Hyundai Motor Co.	514,782	75,259
Samsung Electronics Co.
Ltd.	51,500	63,695
Hankook Tire Co. Ltd.	1,180,000	51,662
		437,245
Spain (5.5%)
Inditex SA	14,235,782	446,506
* Banco Popular Espanol
SA	64,998,029	298,192
* Banco Santander SA	27,573,835	201,610
Distribuidora
Internacional de
Alimentacion SA	12,745,795	96,795
Telefonica SA	5,929,393	92,115
Banco Bilbao Vizcaya
Argentaria SA	8,917,716	89,213
		1,224,431
Sweden (5.9%)
Atlas Copco AB Class A	10,782,649	347,474
Svenska Handelsbanken
AB Class A	6,023,752	303,200
Investment AB Kinnevik	8,819,732	296,549
Alfa Laval AB	5,199,985	104,337
Sandvik AB	8,283,298	92,843
Elekta AB Class B	8,638,260	90,158
Volvo AB Class B	6,810,975	82,121
		1,316,682
Switzerland (5.7%)
Nestle SA	3,808,945	297,684
Syngenta AG	656,488	231,989
Roche Holding AG	841,279	229,240
Cie Financiere Richemont
SA	1,577,725	139,017
Credit Suisse Group AG	3,344,882	81,588
* Novartis AG	760,000	77,728
Lonza Group AG	493,804	60,902
Holcim Ltd.	770,000	59,402

			Market
			Value
		Shares	($000)
	Zurich Insurance Group
	AG	160,000	51,169
	Swatch Group AG
	(Bearer)	96,145	43,887
			1,272,606
Taiwan (1.1%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	44,974,000	214,575
	MediaTek Inc.	2,810,000	42,192
			256,767
Thailand (0.7%)
	Kasikornbank PCL
	(Foreign)	22,601,256	151,658

Turkey (0.9%)
	Turkiye Garanti Bankasi
	AS	37,457,981	134,134
	BIM Birlesik Magazalar
	AS	3,235,727	60,633
			194,767
United Kingdom (15.5%)
	ARM Holdings plc	26,260,669	467,329
	Prudential plc	13,654,055	342,666
	Rolls-Royce Holdings plc	21,766,592	317,995
	Aggreko plc	6,818,283	179,364
	Vodafone Group plc	49,959,731	172,927
	Standard Chartered plc	10,983,167	167,746
	BHP Billiton plc	6,700,345	167,224
^	Royal Dutch Shell plc
	Class A	4,427,203	144,551
	HSBC Holdings plc	15,105,690	134,655
	WPP plc	4,673,271	110,413
	Meggitt plc	12,650,582	106,209
	Burberry Group plc	3,524,868	101,607
	Diageo plc	3,338,820	99,662
	Reckitt Benckiser Group
	plc	1,063,331	95,979
*	Lloyds Banking Group
	plc	78,161,660	95,211
	Capita plc	4,538,665	83,106
	Imperial Tobacco Group
	plc	1,490,845	73,368
	G4S plc	14,450,000	66,367
	Inchcape plc	5,580,000	63,277
	Barclays plc	15,813,096	62,617
	Unilever plc	1,385,000	61,088
*	Ocado Group plc	10,696,869	60,752
^,*	ASOS plc	1,191,500	59,421
	Ultra Electronics
	Holdings plc	2,080,000	57,704
	Spectris plc	1,470,000	49,361
	Carnival plc	1,090,000	49,068

17

International Growth Fund

		Market
		Value
	Shares	($000)
BG Group plc	2,762,683	40,674
Intertek Group plc	1,025,000	39,964
		3,470,305
United States (2.8%)
* Amazon.com Inc.	1,071,200	407,227
MercadoLibre Inc.	1,215,300	159,168
Samsonite International
SA	22,315,000	70,269
		636,664
Total Common Stocks
(Cost $17,821,090)		22,021,563
Preferred Stock (0.0%)
Zee Entertainment
Enterprises Ltd. Pfd.
(Cost $732)	55,114,719	784
Temporary Cash Investments (2.9%)[1]
Money Market Fund (2.8%)
[4,5] Vanguard Market
Liquidity Fund,
0.134%	622,498,299	622,498

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.1%)
	[6,7,8] Fannie Mae
	Discount Notes,
	0.170%, 6/17/15	8,200	8,197
	[7,8,9] Federal Home Loan
	Bank Discount Notes,
	0.105%, 3/4/15	2,000	2,000
	[7,8,9] Federal Home Loan
	Bank Discount Notes,
	0.135%, 3/20/15	9,000	9,000
[7,9]	Federal Home Loan
	Bank Discount Notes,
	0.063%, 4/29/15	1,000	1,000
9	Federal Home Loan
	Bank Discount Notes,
	0.060%, 5/1/15	4,000	3,999
[8,9]	Federal Home Loan
	Bank Discount Notes,
	0.160%, 5/29/15	3,000	2,999
[6,7]	Freddie Mac
	Discount Notes,
	0.131%, 6/8/15	1,000	1,000
			28,195
Total Temporary Cash Investments
	(Cost $650,691)		650,693
	Total Investments (101.5%)
	(Cost $18,472,513)		22,673,040
Other Assets and Liabilities (-1.5%)
	Other Assets		108,656
	Liabilities[4]		(454,127)
			(345,471)
	Net Assets (100%)		22,327,569

18

International Growth Fund

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	18,106,809
Overdistributed Net Investment Income	(42,204)
Accumulated Net Realized Gains	56,262
Unrealized Appreciation (Depreciation)
Investment Securities	4,200,527
Futures Contracts	17,570
Forward Currency Contracts	(9,188)
Foreign Currencies	(2,207)
Net Assets	22,327,569

Investor Shares—Net Assets
Applicable to 356,043,055 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,143,040
Net Asset Value Per Share—
Investor Shares	$22.87

Admiral Shares—Net Assets
Applicable to 195,071,137 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,184,529
Net Asset Value Per Share—
Admiral Shares	$72.71

See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $281,866,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.5% and 2.0%, respectively, of net assets.
2 Restricted securities totaling $112,331,000, representing 0.5% of net assets.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the value of this security represented 0.3% of net assets.
4 Includes $298,471,000 of collateral received for securities on loan.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Securities with a value of $11,798,000 have been segregated as initial margin for open futures contracts.
8 Securities with a value of $10,768,000 have been segregated as collateral for open forward currency contracts.
9 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

19

International Growth Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends[1]	92,664
Interest[2]	205
Securities Lending	5,511
Total Income	98,380
Expenses
Investment Advisory Fees—Note B
Basic Fee	15,945
Performance Adjustment	3,419
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,602
Management and Administrative—Admiral Shares	8,895
Marketing and Distribution—Investor Shares	677
Marketing and Distribution—Admiral Shares	1,176
Custodian Fees	2,106
Shareholders’ Reports—Investor Shares	42
Shareholders’ Reports—Admiral Shares	31
Trustees’ Fees and Expenses	24
Total Expenses	42,917
Net Investment Income	55,463
Realized Net Gain (Loss)
Investment Securities Sold	389,267
Futures Contracts	(71)
Foreign Currencies and Forward Currency Contracts	(25,534)
Realized Net Gain (Loss)	363,662
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(823,904)
Futures Contracts	16,625
Foreign Currencies and Forward Currency Contracts	(7,030)
Change in Unrealized Appreciation (Depreciation)	(814,309)
Net Increase (Decrease) in Net Assets Resulting from Operations	(395,184)
1 Dividends are net of foreign withholding taxes of $7,317,000.
2 Interest income from an affiliated company of the fund was $193,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,463	484,780
Realized Net Gain (Loss)	363,662	1,319,768
Change in Unrealized Appreciation (Depreciation)	(814,309)	1,803,465
Net Increase (Decrease) in Net Assets Resulting from Operations	(395,184)	3,608,013
Distributions
Net Investment Income
Investor Shares	(176,910)	(139,508)
Admiral Shares	(320,445)	(202,880)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(497,355)	(342,388)
Capital Share Transactions
Investor Shares	(486,609)	(1,529,987)
Admiral Shares	315,354	2,043,639
Net Increase (Decrease) from Capital Share Transactions	(171,255)	513,652
Total Increase (Decrease)	(1,063,794)	3,779,277
Net Assets
Beginning of Period	23,391,363	19,612,086
End of Period[1]	22,327,569	23,391,363

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($42,204,000) and $407,022,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.79	$20.42	$17.69	$18.27	$16.27	$15.73
Investment Operations
Net Investment Income	. 052	. 471[1]	.336	.361	.351	.291
Net Realized and Unrealized Gain (Loss)
on Investments	(.478)	3.235	2.741	(.607)	1.954	.535
Total from Investment Operations	(.426)	3.706	3.077	(.246)	2.305	.826
Distributions
Dividends from Net Investment Income	(. 494)	(. 336)	(. 347)	(. 334)	(. 305)	(. 286)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 494)	(. 336)	(. 347)	(. 334)	(. 305)	(. 286)
Net Asset Value, End of Period	$22.87	$23.79	$20.42	$17.69	$18.27	$16.27

Total Return[2]	-1.69%	18.26%	17.54%	-1.14%	14.10%	5.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,143	$8,976	$9,056	$9,115	$10,878	$10,493
Ratio of Total Expenses to
Average Net Assets[3]	0.48%	0.47%	0.48%	0.49%	0.47%	0.49%
Ratio of Net Investment Income to
Average Net Assets	0.43%	2.08%[1]	1.71%	2.04%	1.85%	1.74%
Portfolio Turnover Rate	28%	21%	31%	30%	43%	44%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.080 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.04%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$75.70	$64.98	$56.31	$58.17	$51.81	$50.08
Investment Operations
Net Investment Income	. 221	1.613[1]	1.157	1.229	1.192	1.009
Net Realized and Unrealized Gain (Loss)
on Investments	(1.524)	10.277	8.697	(1.945)	6.209	1.708
Total from Investment Operations	(1.303)	11.890	9.854	(.716)	7.401	2.717
Distributions
Dividends from Net Investment Income	(1.687)	(1.170)	(1.184)	(1.144)	(1.041)	(.987)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.687)	(1.170)	(1.184)	(1.144)	(1.041)	(.987)
Net Asset Value, End of Period	$72.71	$75.70	$64.98	$56.31	$58.17	$51.81

Total Return[2]	-1.62%	18.42%	17.66%	-1.01%	14.21%	5.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,185	$14,415	$10,556	$7,523	$6,487	$4,353
Ratio of Total Expenses to
Average Net Assets[3]	0.35%	0.34%	0.35%	0.36%	0.34%	0.33%
Ratio of Net Investment Income to
Average Net Assets	0.56%	2.21%[1]	1.84%	2.17%	1.98%	1.90%
Portfolio Turnover Rate	28%	21%	31%	30%	43%	44%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.255 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.04%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

24

International Growth Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of

25

International Growth Fund

loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA.

26

International Growth Fund

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 28, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $3,419,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $1,985,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.79% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	1,349,807	265,213	—
Common Stocks—Other	1,233,874	19,132,169	40,500
Preferred Stock	—	784	—
Temporary Cash Investments	622,498	28,195	—
Futures Contracts—Assets[1]	608	—	—
Forward Currency Contracts—Assets	—	915	—
Forward Currency Contracts—Liabilities	—	(10,103)	—
Total	3,206,787	19,417,173	40,500
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $219,499,000 based on Level 2 inputs were transferred from Level 1 during the fiscal period.

27

International Growth Fund

E. At February 28, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	608	915	1,523
Liabilities	—	(10,103)	(10,103)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended February 28, 2015, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(71)	—	(71)
Forward Currency Contracts	—	(21,461)	(21,461)
Realized Net Gain (Loss) on Derivatives	(71)	(21,461)	(21,532)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	16,625	—	16,625
Forward Currency Contracts	—	(3,849)	(3,849)
Change in Unrealized Appreciation (Depreciation) on Derivatives	16,625	(3,849)	12,776

At February 28, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	March 2015	1,663	66,965	7,125
FTSE 100 Index	March 2015	548	58,604	3,589
Topix Index	March 2015	419	53,468	4,095
S&P ASX 200 Index	March 2015	223	25,808	2,761
				17,570

Unrealized appreciation (depreciation) on open FTSE 100 Index and Dow Jones EURO STOXX 50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

28

International Growth Fund

At February 28, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	3/17/15	JPY	11,431,531	USD	96,105	(520)
Bank of America, N.A.	3/25/15	EUR	42,307	USD	52,958	(5,599)
UBS AG	3/25/15	GBP	23,011	USD	36,170	(652)
Morgan Stanley Capital Services LLC	3/25/15	EUR	22,193	USD	26,793	(1,949)
Goldman Sachs International	3/24/15	AUD	28,261	USD	22,967	(918)
Morgan Stanley Capital Services LLC	3/25/15	GBP	6,728	USD	10,505	(120)
BNP Paribas	3/25/15	GBP	4,364	USD	6,824	(88)
Morgan Stanley Capital Services LLC	3/25/15	GBP	3,716	USD	5,680	56
Morgan Stanley Capital Services LLC	3/17/15	JPY	652,050	USD	5,555	(103)
Morgan Stanley Capital Services LLC	3/24/15	AUD	2,715	USD	2,109	9
UBS AG	3/17/15	JPY	155,692	USD	1,306	(5)
BNP Paribas	3/24/15	AUD	278	USD	227	(10)
BNP Paribas	3/17/15	USD	53,553	JPY	6,374,949	248
BNP Paribas	3/25/15	USD	8,837	EUR	7,803	103
UBS AG	3/25/15	USD	7,670	EUR	6,475	422
Bank of America, N.A.	3/25/15	USD	6,200	GBP	4,107	(139)
UBS AG	3/24/15	USD	2,710	AUD	3,375	77
						(9,188)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized net foreign currency losses of $4,073,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

29

International Growth Fund

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $3,261,000 of capital gains tax has been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $322,464,000 to offset future net capital gains through August 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $18,472,513,000. Net unrealized appreciation of investment securities for tax purposes was $4,200,527,000, consisting of unrealized gains of $5,511,446,000 on securities that had risen in value since their purchase and $1,310,919,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended February 28, 2015, the fund purchased $3,064,203,000 of investment securities and sold $3,548,974,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	421,128	19,023	785,767	34,263
Issued in Lieu of Cash Distributions	172,517	7,892	136,274	6,114
Redeemed	(1,080,254)	(48,210)	(2,452,028)	(106,599)
Net Increase (Decrease)—Investor Shares	(486,609)	(21,295)	(1,529,987)	(66,222)
Admiral Shares
Issued	1,075,097	15,224	2,923,386	39,888
Issued in Lieu of Cash Distributions	298,738	4,300	189,998	2,681
Redeemed	(1,058,481)	(14,871)	(1,069,745)	(14,599)
Net Increase (Decrease)—Admiral Shares	315,354	4,653	2,043,639	27,970

I. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended February 28, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	8/31/2014	2/28/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$983.05	$2.36
Admiral Shares	1,000.00	983.82	1.72
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.41	$2.41
Admiral Shares	1,000.00	1,023.06	1.76

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

32

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Growth Fund has renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford), M&G Investment Management Limited (M&G), and Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Baillie Gifford. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford uses fundamental research to make long-term investments in companies that have above-average growth potential resulting from sustainable competitive advantages, special cultures and management, or competitive strength in underestimated technology shifts. Baillie Gifford believes that equities’ asymmetrical return pattern means that alpha is generated by focusing on the upside and the potential to earn exponential returns rather than being overly concerned with avoiding losing investments. The firm takes a bottom-up, stock-driven approach to sector and country allocation. Baillie Gifford has advised a portion of the International Growth Fund since 2003.

M&G. M&G, founded in 1931, is based in London, England, and specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. M&G constructs a portfolio using a long-term, bottom-up investment approach that focuses on identifying underappreciated, quality companies with high return and growth potential. At the core of the firm’s approach is the identification of companies with “scarce assets” that are difficult to replicate and should provide the company with a sustainable competitive advantage that supports high returns on capital for prolonged periods. These higher returns on capital should allow companies to reinvest in their business and compound value over time, ultimately increasing the company’s share price. The firm has advised a portion of the fund since 2008.

Schroder. Schroders plc. the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder leverages fundamental research to identify quality growth stocks with sustainable competitive advantages selling at attractive valuations. Bottom-up research is conducted within the context of key structural trends shaping the global economy or a given industry that will drive a company’s future growth prospects. The portfolio’s holdings are classified as either “core” or “opportunistic.” Core holdings generally represent two-thirds of the portfolio and tend to be longer-term holdings due to competitive advantages that can support above-average growth rates for an extended period of time. Opportunistic holdings are shorter-term oriented and tend to be more cyclical in nature. Schroder Inc. has advised the fund since its inception in 1981, and its affiliate Schroder Ltd. has advised the fund since 2003.

33

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Baillie Gifford, M&G, or Schroder in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Baillie Gifford, M&G, and Schroder. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

34

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

35

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante	Chris D. McIsaac Michael S. Miller James M. Norris Glenn W. Reed

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q812 042015

Semiannual Report | February 28, 2015

Vanguard FTSE Social Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	22
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended February 28, 2015
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	8.42%
Institutional Shares	8.51
FTSE4Good US Select Index	8.59
Large-Cap Growth Funds Average	7.71
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
August 31, 2014, Through February 28, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$12.74	$13.64	$0.164	$0.000
Institutional Shares	12.75	13.65	0.176	0.000

Chairman’s Letter

Dear Shareholder,

Like all index funds, Vanguard FTSE Social Index Fund has as its goal to closely track the performance of its benchmark index. What’s a bit out of the ordinary is the benchmark: It’s made up of large- and mid-capitalization firms that the index provider has identified as meeting strict environmental, social, and governance standards.

For the six months ended February 28, 2015, your fund met its goal, returning 8.42% for Investor Shares and 8.51% for Institutional Shares while its expense-free benchmark, the FTSE4Good US Select Index, returned 8.59%. The fund’s result was higher than that of the broad U.S. stock market and the average return of large-cap growth fund peers.

Returns varied widely by sector. Seven of the ten industry groups turned in positive performances for the fund, with consumer services, health care, and industrials posting double-digit returns. Utilities and telecommunications dipped into negative territory, while oil and gas recorded a sharp drop. Relative to the broad stock market, the fund’s large allocation to health care and its slim holdings in oil and gas contributed the most to its outperformance.

On a separate note, your fund and 23 others in our lineup will begin paying a dividend each quarter rather than once a year. The change, which will take effect in the third quarter of 2015, should align distributions more closely with those of the other Vanguard stock index funds and help the funds operate more efficiently.

A surge in February powered U.S. stocks’ six-month results

U.S. stocks performed solidly but unevenly over the six months. Despite declines in two of those months and flat returns in another, the broad U.S. stock market ended the period up about 6%.

The overall return was propelled by a robust advance in February, when the broad market recorded its largest monthly gain since October 2011. Investors were cheered by stabilization in oil prices and guidance from the Federal Reserve that it wouldn’t raise interest rates prematurely.

After some ups and downs, international stocks returned about –3% in dollar terms. The dollar’s strength against many foreign currencies, along with various geopolitical issues, restrained results. Stocks in emerging markets and the developed markets of the Pacific region and Europe backtracked, with emerging markets faring the worst. In local currency terms, though, international stocks rose.

Market Barometer

			Total Returns
		Periods Ended February 28, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.00%	14.88%	16.39%
Russell 2000 Index (Small-caps)	5.70	5.63	15.97
Russell 3000 Index (Broad U.S. market)	5.98	14.12	16.36
FTSE All-World ex US Index (International)	-3.34	1.69	6.94

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.25%	5.05%	4.29%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.21	6.49	5.00
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-1.32%	-0.03%	1.61%

Bonds notched positive results despite early and late retreats

The broad U.S. taxable bond market returned 2.25%, although bond prices declined over the period’s first and final months. When the stock market turned volatile, investors favored the relative safety offered by bonds, which also benefited from various global stimulus programs.

Conversely, bond prices fell in February as the Fed suggested that a midyear interest rate increase was an option if the economy continued to perform well. The yield of the 10-year Treasury note ended February at

2.03%, down from 2.34% six months earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 2.21%, lost some steam toward the end of the period amid increased bond issuance and the prospect of higher interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –9.54%, weighed down by the weakness of foreign currencies relative to the dollar. International bonds hedged to eliminate the effects of currency exchange rates produced positive returns.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.27%	0.16%	1.21%

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the fund’s annualized expense ratios were 0.27% for Investor Shares and 0.16% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Large-Cap Growth Funds.

Money market funds and savings accounts provided scant returns as the Fed’s target for short-term rates remained at 0%–0.25%.

The fund’s sector weightings worked to its advantage

The FTSE Social Index Fund is passively managed; its portfolio of more than 400 stocks is the end result of a screening process carried out by its benchmark index provider. Companies whose business involves tobacco, alcohol, gambling, weapons, adult entertainment, and nuclear power, for example, are not included in the index, and thus are not among the fund’s holdings. Neither are those deemed by the index provider to have fallen short in their record on the environment, human rights, or labor practices.

While those restrictions still leave the fund with broad-based exposure to more than half the market capitalization of the U.S. stock market, its sector weightings tend to differ substantially from those of the broad market. Most notably, the fund has greater exposure to financials and health care than the broad market and smaller allocations to oil and gas and industrials. Taken together, these sector biases added to the performance of the fund over the six months under review. It’s important to keep in mind, however, that this won’t always be the case—at times these differences will hinder, not help, the fund’s performance compared with the broad market.

Health care stocks, which represented roughly one-fifth of the fund’s assets, returned more than 15% for the period.

Merger and acquisition activity was strong as many biotechnology and pharmaceutical companies looked for opportunities to grow faster and become more efficient. Their product pipelines continued to fill out as well. Health care providers and supply companies also did well, benefiting from expectations that as more people become insured under the Affordable Care Act, use of health care services should increase.

Consumer services turned in a similarly strong performance. Growing consumer confidence helped push up the stocks of many food, drug, clothing, and specialty retailers. Industrials rounded out the top three sectors, gaining just over 11% on solid returns from transportation, construction, and support services.

Consumer goods, technology, basic materials, and financials (the fund’s largest sector, accounting for about a quarter of its assets) produced results in the single digits.

At the other end of the performance spectrum was the oil and gas sector. Although the fund had far less exposure to this sector than the broad market did, its holdings also suffered from the plummeting price of oil; they tumbled roughly –25%. Utilities and telecommunications, both very small components of the fund, were down modestly.

To build for the long term, start with a solid foundation

As the leader of a major investment firm, I get asked a lot of questions on all kinds of topics, from the outlook for global markets to the best fund choices for an IRA. But a topic that almost never comes up—and one that I consider perhaps the most important—is setting investment goals.

At Vanguard, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

All four are essential, and the order in which they’re listed is intentional. Every good investment plan begins with a clearly defined goal, which sets the foundation for building your portfolio. (You can read more about our principles in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

Setting an investment goal doesn’t have to be complicated. A goal can be as simple as saving for retirement or for a child’s college education. Being realistic about your goals—and how to meet them—can help you stick with your investment plan even when times get tough.

In many parts of the United States, it’s been an especially bitter and challenging winter, but spring is now upon us. The change of seasons can be an occasion for some financial spring cleaning. Consider taking time now to revisit your investment plan, ensuring that your objectives are clear, and making any necessary adjustments to help you reach your long-term financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 11, 2015

FTSE Social Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics
	Investor	Institutional
	Shares		Shares
Ticker Symbol	VFTSX		VFTNX
Expense Ratio[1]	0.27%		0.16%
30-Day SEC Yield	1.52%		1.56%
Portfolio Characteristics
			DJ
			U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Number of Stocks	419	419	3,734
Median Market Cap	$70.4B	$70.6B	$49.0B
Price/Earnings Ratio	21.3x	21.2x	21.4x
Price/Book Ratio	2.8x	2.8x	2.8x
Return on Equity	19.3%	19.3%	17.6%
Earnings Growth
Rate	14.4%	14.3%	13.9%
Dividend Yield	1.8%	1.8%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	20%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		FTSE	Total
		4Good	Market
		US Select	FA
	Fund	Index	Index
Basic Materials	2.1%	2.1%	2.8%
Consumer Goods	10.8	10.8	10.0
Consumer Services	11.5	11.5	14.1
Financials	23.6	23.6	18.5
Health Care	19.7	19.7	13.5
Industrials	6.6	6.6	12.7
Oil & Gas	2.8	2.8	7.2
Technology	21.6	21.6	16.0
Telecommunications	0.2	0.2	2.1
Utilities	1.1	1.1	3.1

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	FA Index
R-Squared	1.00	0.97
Beta	1.00	1.04
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	5.9%
Microsoft Corp.	Software	2.6
Google Inc.	Internet	2.5
Wells Fargo & Co.	Banks	2.2
Johnson & Johnson	Pharmaceuticals	2.2
Procter & Gamble Co.	Nondurable
	Household Products	1.8
JPMorgan Chase & Co.	Banks	1.8
Pfizer Inc.	Pharmaceuticals	1.7
Walt Disney Co.	Broadcasting &
	Entertainment	1.4
Bank of America Corp.	Banks	1.3
Top Ten		23.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.27% for Investor Shares and 0.16% for Institutional Shares.

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2004, Through February 28, 2015

FTSE Social Index Fund Investor Shares

Spliced Social Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	15.75%	16.21%	6.61%
Institutional Shares	1/14/2003	15.85	16.36	6.75

See Financial Highlights for dividend and capital gains information.

FTSE Social Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Basic Materials (2.1%)
Praxair Inc.	38,799	4,962
Air Products &
Chemicals Inc.	28,173	4,399
PPG Industries Inc.	18,409	4,333
Ecolab Inc.	36,073	4,168
Mosaic Co.	45,289	2,412
Alcoa Inc.	155,510	2,300
Sigma-Aldrich Corp.	15,821	2,184
Nucor Corp.	42,030	1,977
Newmont Mining Corp.	66,091	1,740
International Flavors &
Fragrances Inc.	10,861	1,324
Ashland Inc.	9,232	1,178
FMC Corp.	17,692	1,122
CONSOL Energy Inc.	30,427	980
Airgas Inc.	7,452	873
Avery Dennison Corp.	12,184	652
United States Steel Corp.	19,147	459
Westlake Chemical Corp.	5,285	353
* Veritiv Corp.	998	51
		35,467
Consumer Goods (10.8%)
Procter & Gamble Co.	361,147	30,744
PepsiCo Inc.	196,947	19,494
Colgate-Palmolive Co.	121,292	8,590
Ford Motor Co.	506,013	8,268
Mondelez International Inc.
Class A	223,335	8,249
NIKE Inc. Class B	75,274	7,311
General Motors Co.	173,098	6,458
Kimberly-Clark Corp.	49,449	5,423
Kraft Foods Group Inc.	78,277	5,014
Johnson Controls Inc.	88,201	4,481
General Mills Inc.	80,145	4,311
VF Corp.	45,194	3,465
Delphi Automotive plc	39,389	3,105

			Market
			Value•
		Shares	($000)
	Mead Johnson Nutrition Co.	26,819	2,810
	Estee Lauder Cos. Inc.
	Class A	29,456	2,435
*	Electronic Arts Inc.	39,796	2,275
	Hershey Co.	21,330	2,214
	Whirlpool Corp.	10,271	2,177
	Keurig Green Mountain Inc.	16,825	2,146
	Kellogg Co.	32,736	2,111
	Dr Pepper Snapple
	Group Inc.	25,867	2,038
	Stanley Black & Decker Inc.	20,643	2,030
	ConAgra Foods Inc.	56,205	1,966
	Genuine Parts Co.	20,458	1,966
	Clorox Co.	17,264	1,876
	BorgWarner Inc.	30,339	1,865
	Harley-Davidson Inc.	28,510	1,812
*	Michael Kors Holdings Ltd.	26,473	1,785
	Hanesbrands Inc.	13,207	1,684
	Tyson Foods Inc. Class A	40,566	1,676
	Coach Inc.	36,368	1,584
	Bunge Ltd.	19,322	1,580
*	TRW Automotive Holdings
	Corp.	14,570	1,519
	Church & Dwight Co. Inc.	17,737	1,510
	JM Smucker Co.	12,980	1,497
*	Mohawk Industries Inc.	8,069	1,487
	Coca-Cola Enterprises Inc.	32,050	1,481
	Newell Rubbermaid Inc.	35,958	1,413
	Autoliv Inc.	12,023	1,353
	Polaris Industries Inc.	8,171	1,253
	Harman International
	Industries Inc.	9,028	1,246
	DR Horton Inc.	44,605	1,218
	Mattel Inc.	44,778	1,179
	McCormick & Co. Inc.	15,597	1,176
	Lennar Corp. Class A	23,080	1,159
	Campbell Soup Co.	24,031	1,120
	Ralph Lauren Corp. Class A	8,082	1,111
	Energizer Holdings Inc.	8,268	1,106

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	PVH Corp.	10,372	1,105
	Hormel Foods Corp.	18,158	1,062
	PulteGroup Inc.	40,178	906
	Leggett & Platt Inc.	18,276	823
*	Toll Brothers Inc.	21,375	819
*	lululemon athletica Inc.	11,093	759
*	Fossil Group Inc.	6,259	538
	Avon Products Inc.	57,569	490
*	Herbalife Ltd.	12,329	382
	Nu Skin Enterprises Inc.
	Class A	6,756	366
			181,021
Consumer Services (11.5%)
	Walt Disney Co.	225,338	23,453
	Home Depot Inc.	175,099	20,093
	CVS Health Corp.	149,589	15,538
	McDonald’s Corp.	129,312	12,789
	Lowe’s Cos. Inc.	131,086	9,712
	Time Warner Inc.	111,371	9,117
	Starbucks Corp.	96,087	8,983
*	Priceline Group Inc.	6,928	8,573
	McKesson Corp.	30,612	7,001
	Target Corp.	83,779	6,437
	TJX Cos. Inc.	92,084	6,321
	Cardinal Health Inc.	43,935	3,866
	Viacom Inc. Class B	47,801	3,343
	AmerisourceBergen Corp.
	Class A	30,000	3,083
	Macy’s Inc.	46,943	2,991
	Ross Stores Inc.	27,899	2,952
*	O’Reilly Automotive Inc.	13,475	2,805
*	Chipotle Mexican Grill Inc.
	Class A	4,126	2,744
*	AutoZone Inc.	4,251	2,732
*	Dollar General Corp.	37,562	2,728
	L Brands Inc.	28,993	2,663
	Omnicom Group Inc.	32,925	2,619
*	Dollar Tree Inc.	27,258	2,172
	Nielsen NV	43,518	1,967
*	CarMax Inc.	28,716	1,927
	Kohl’s Corp.	25,262	1,864
*	Bed Bath & Beyond Inc.	24,563	1,834
	Staples Inc.	85,965	1,441
	Best Buy Co. Inc.	36,734	1,400
*	Hertz Global Holdings Inc.	59,477	1,372
	Gap Inc.	32,834	1,366
	Signet Jewelers Ltd.	10,793	1,294
	H&R Block Inc.	36,647	1,251
	Interpublic Group of Cos. Inc.	55,387	1,235
	Expedia Inc.	13,410	1,230
	Tractor Supply Co.	13,691	1,206
*	Discovery Communications
	Inc.	36,725	1,120
	Darden Restaurants Inc.	17,489	1,119

			Market
			Value•
		Shares	($000)
	PetSmart Inc.	13,121	1,088
	Foot Locker Inc.	19,209	1,079
	Gannett Co. Inc.	30,052	1,064
*	IHS Inc. Class A	8,917	1,048
	Scripps Networks
	Interactive Inc. Class A	10,224	739
*	Discovery
	Communications Inc.
	Class A	19,649	635
	Dun & Bradstreet Corp.	4,748	629
*	AutoNation Inc.	9,684	596
*	Urban Outfitters Inc.	13,327	519
			191,738
Financials (23.6%)
	Wells Fargo & Co.	686,920	37,636
	JPMorgan Chase & Co.	493,561	30,245
	Bank of America Corp.	1,404,052	22,198
	Citigroup Inc.	404,359	21,196
	Visa Inc. Class A	65,530	17,779
	MasterCard Inc. Class A	133,185	12,004
	US Bancorp	239,448	10,682
	Goldman Sachs Group Inc.	54,367	10,318
	American International
	Group Inc.	185,911	10,286
	American Express Co.	119,622	9,760
	Morgan Stanley	186,469	6,674
	PNC Financial Services
	Group Inc.	69,889	6,427
	BlackRock Inc.	16,610	6,169
	MetLife Inc.	120,568	6,128
	Bank of New York Mellon
	Corp.	150,754	5,901
	Capital One Financial Corp.	67,140	5,285
	American Tower
	Corporation	52,794	5,234
	ACE Ltd.	44,063	5,024
	Prudential Financial Inc.	60,802	4,916
	Travelers Cos. Inc.	44,004	4,728
	Charles Schwab Corp.	146,716	4,305
	State Street Corp.	55,479	4,130
	Marsh & McLennan
	Cos. Inc.	72,350	4,116
	CME Group Inc.	42,398	4,067
	Allstate Corp.	55,807	3,940
	Public Storage	19,287	3,804
	Aon plc	37,860	3,800
	McGraw Hill Financial Inc.	35,983	3,710
	Discover Financial Services	60,214	3,672
	Equity Residential	47,351	3,647
	BB&T Corp.	95,393	3,630
	Aflac Inc.	58,031	3,612
	Intercontinental
	Exchange Inc.	14,952	3,519
	Health Care REIT Inc.	43,569	3,360

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Ameriprise Financial Inc.	24,484	3,272
	Ventas Inc.	42,461	3,162
	Chubb Corp.	31,282	3,142
	AvalonBay Communities Inc.	17,461	2,939
	Franklin Resources Inc.	54,268	2,921
	SunTrust Banks Inc.	69,308	2,842
	Prologis Inc.	66,200	2,827
	Boston Properties Inc.	20,171	2,772
	T. Rowe Price Group Inc.	33,134	2,737
	Moody’s Corp.	27,754	2,690
	HCP Inc.	60,873	2,579
	Weyerhaeuser Co.	69,393	2,436
	Hartford Financial Services
	Group Inc.	57,317	2,348
	Invesco Ltd.	57,570	2,318
	Northern Trust Corp.	31,559	2,204
	Fifth Third Bancorp	109,469	2,119
	Principal Financial Group Inc.	39,167	2,004
	Lincoln National Corp.	34,704	2,000
	General Growth Properties
	Inc.	66,973	1,943
	Progressive Corp.	72,621	1,935
	M&T Bank Corp.	15,435	1,868
	Regions Financial Corp.	182,617	1,755
	Macerich Co.	20,959	1,753
*	Equinix Inc.	7,234	1,622
	Loews Corp.	39,173	1,606
	KeyCorp	114,913	1,601
	Equifax Inc.	16,148	1,508
	Realty Income Corp.	29,476	1,476
	Kimco Realty Corp.	54,599	1,435
	Western Union Co.	69,223	1,351
	Annaly Capital Management
	Inc.	126,042	1,339
*	Ally Financial Inc.	64,050	1,331
*	CBRE Group Inc. Class A	37,611	1,289
*	Markel Corp.	1,708	1,273
	XL Group plc Class A	34,354	1,244
	Digital Realty Trust Inc.	18,091	1,201
	Huntington Bancshares Inc.	108,273	1,185
	Voya Financial Inc.	26,490	1,171
	Navient Corp.	54,507	1,166
	CIT Group Inc.	24,366	1,127
	Willis Group Holdings plc	23,541	1,123
	Unum Group	33,447	1,122
	Comerica Inc.	23,929	1,095
	TD Ameritrade Holding Corp.	28,593	1,037
	Plum Creek Timber Co. Inc.	23,522	1,022
	American Capital Agency
	Corp.	47,093	1,009
*	Alleghany Corp.	2,133	1,008
	Arthur J Gallagher & Co.	21,375	1,004
	Cincinnati Financial Corp.	18,894	997
	Duke Realty Corp.	45,222	966

			Market
			Value•
		Shares	($000)
*	Arch Capital Group Ltd.	15,884	940
*	Iron Mountain Inc.	24,408	897
	Torchmark Corp.	16,141	860
	Regency Centers Corp.	12,342	810
	Legg Mason Inc.	13,687	784
	PartnerRe Ltd.	6,512	746
	Liberty Property Trust	19,601	730
*	Liberty Ventures Class A	17,848	717
	Zions Bancorporation	26,758	715
	WR Berkley Corp.	13,908	694
	Axis Capital Holdings Ltd.	12,745	661
	People’s United Financial Inc.	41,310	625
	Assurant Inc.	9,391	575
*	Synchrony Financial	17,746	567
	SLM Corp.	56,128	532
	Weingarten Realty Investors	14,606	529

*	Genworth Financial Inc.

	Class A	65,491	508
	Commerce Bancshares Inc.	12,122	503
	RenaissanceRe Holdings Ltd.	4,823	494
	Rayonier Inc.	16,576	454
*	Liberty TripAdvisor Holdings
	Inc. Class A	9,281	307
			395,424
Health Care (19.7%)
	Johnson & Johnson	364,900	37,406
	Pfizer Inc.	837,088	28,729
	Merck & Co. Inc.	378,788	22,174
	Amgen Inc.	100,465	15,845
*	Medtronic plc	187,650	14,560
	UnitedHealth Group Inc.	127,481	14,486
	Bristol-Myers Squibb Co.	219,316	13,361
*	Celgene Corp.	106,355	12,925
*	Biogen Idec Inc.	31,409	12,865
	AbbVie Inc.	212,138	12,834
*	Actavis plc	34,914	10,173
	Abbott Laboratories	199,597	9,455
	Eli Lilly & Co.	132,231	9,279
	Allergan Inc.	39,585	9,213
*	Express Scripts Holding Co.	97,520	8,269
	Thermo Fisher Scientific Inc.	52,727	6,854
*	Anthem Inc.	35,911	5,259
	Baxter International Inc.	72,025	4,981
*	Alexion Pharmaceuticals Inc.	26,290	4,742
	Aetna Inc.	46,714	4,650
*	Regeneron Pharmaceuticals
	Inc.	10,400	4,304
	Cigna Corp.	35,031	4,261
*	Vertex Pharmaceuticals Inc.	31,953	3,816
	Becton Dickinson and Co.	25,540	3,747
	Stryker Corp.	37,611	3,564
	Humana Inc.	20,504	3,370
*	HCA Holdings Inc.	44,018	3,149
	Zoetis Inc.	66,444	3,062

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*	Boston Scientific Corp.	175,860	2,972
*	Mylan Inc.	49,341	2,828
	Perrigo Co. plc	17,444	2,695
	Zimmer Holdings Inc.	22,330	2,688
	St. Jude Medical Inc.	37,734	2,516
*	Intuitive Surgical Inc.	4,785	2,392
*	DaVita HealthCare Partners
	Inc.	28,511	2,127
*	BioMarin Pharmaceutical Inc.	19,173	2,053
*	Hospira Inc.	22,510	1,970
*	Edwards Lifesciences Corp.	14,250	1,896
*	Endo International plc	22,004	1,884
	CR Bard Inc.	9,924	1,679
*	Laboratory Corp. of America
	Holdings	13,383	1,646
*	CareFusion Corp.	26,878	1,615
*	Henry Schein Inc.	11,293	1,582
*	Incyte Corp.	17,595	1,511
	Universal Health Services
	Inc. Class B	12,182	1,381
	Quest Diagnostics Inc.	19,438	1,363
*	Waters Corp.	10,582	1,274
*	Varian Medical Systems Inc.	13,237	1,231
*	Jazz Pharmaceuticals plc	7,228	1,229
	DENTSPLY International Inc.	18,767	995
	Patterson Cos. Inc.	11,073	554
*	Halyard Health Inc.	6,321	291
			329,705
Industrials (6.6%)
	Union Pacific Corp.	119,250	14,341
	Danaher Corp.	79,133	6,907
	FedEx Corp.	35,511	6,285
	Automatic Data Processing
	Inc.	63,953	5,682
	Illinois Tool Works Inc.	46,733	4,620
	CSX Corp.	133,894	4,594
	Norfolk Southern Corp.	41,012	4,477
	Eaton Corp. plc	62,798	4,459
	Deere & Co.	44,725	4,052
	Cummins Inc.	24,487	3,483
	Waste Management Inc.	60,884	3,317
	PACCAR Inc.	46,928	3,006
	Sherwin-Williams Co.	10,456	2,982
*	Fiserv Inc.	32,429	2,532
	Ingersoll-Rand plc	35,382	2,377
	Rockwell Automation Inc.	18,326	2,145
	Xerox Corp.	151,649	2,070
	WW Grainger Inc.	7,852	1,860
	Agilent Technologies Inc.	43,941	1,855
	AMETEK Inc.	32,366	1,720
	Kansas City Southern	14,632	1,695
	Pentair plc	24,808	1,649
	Fastenal Co.	35,974	1,495
	CH Robinson Worldwide Inc.	19,394	1,441
	Vulcan Materials Co.	17,358	1,441

			Market
			Value•
		Shares	($000)
	Sealed Air Corp.	28,072	1,323
	Towers Watson & Co.
	Class A	9,425	1,239
	Expeditors International
	of Washington Inc.	25,652	1,239
	MeadWestvaco Corp.	22,313	1,184
*	United Rentals Inc.	11,885	1,106
	Robert Half International Inc.	17,285	1,071
	JB Hunt Transport Services
	Inc.	12,263	1,048
	Fortune Brands Home &
	Security Inc.	20,972	971
*	Flextronics International Ltd.	76,592	933
	ADT Corp.	23,093	906
*	Trimble Navigation Ltd.	34,463	901
	Xylem Inc.	24,191	864
	Broadridge Financial
	Solutions Inc.	16,066	855
	ManpowerGroup Inc.	10,504	845
	Avnet Inc.	18,279	837
*	Keysight Technologies Inc.	21,982	825
*	Arrow Electronics Inc.	12,837	795
	Allegion plc	12,648	730
	Ryder System Inc.	7,113	669
	Bemis Co. Inc.	13,269	647
	MDU Resources Group Inc.	25,681	573
*	Owens-Illinois Inc.	21,880	572
	Jabil Circuit Inc.	23,781	522
			111,140
Oil & Gas (2.8%)
	Kinder Morgan Inc.	237,456	9,738
	Occidental Petroleum Corp.	103,024	8,024
	Anadarko Petroleum Corp.	66,635	5,613
	Williams Cos. Inc.	99,238	4,867
	Devon Energy Corp.	54,444	3,353
	Marathon Oil Corp.	89,769	2,501
	EQT Corp.	20,186	1,611
	Chesapeake Energy Corp.	88,547	1,477
*	FMC Technologies Inc.	31,225	1,247
*	Southwestern Energy Co.	46,577	1,168
	Range Resources Corp.	22,332	1,106
	Helmerich & Payne Inc.	13,493	905
	Ensco plc Class A	30,820	754
	Core Laboratories NV	5,856	644
*	Newfield Exploration Co.	17,976	594
	Noble Corp. plc	33,426	556
	QEP Resources Inc.	23,934	514
	Denbury Resources Inc.	46,239	388
	Rowan Cos. plc Class A	16,363	354
*	NOW Inc.	14,188	301
*	California Resources Corp.	41,457	297
*	WPX Energy Inc.	26,648	287
*	Seventy Seven Energy Inc.	7,083	34
	Paragon Offshore plc	12,338	25
			46,358

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
Technology (21.6%)
	Apple Inc.	773,900	99,415
	Microsoft Corp.	980,934	43,014
*	Google Inc. Class A	37,649	21,183
*	Google Inc. Class C	37,504	20,942
	Intel Corp.	629,291	20,924
	Cisco Systems Inc.	684,440	20,198
	Oracle Corp.	453,405	19,868
	QUALCOMM Inc.	220,893	16,017
	Texas Instruments Inc.	140,296	8,249
	EMC Corp.	271,807	7,866
*	salesforce.com inc	76,199	5,287
*	Adobe Systems Inc.	66,671	5,274
*	Cognizant Technology
	Solutions Corp. Class A	80,117	5,006
*	Micron Technology Inc.	142,211	4,362
	Avago Technologies Ltd.
	Class A	33,430	4,266
	Corning Inc.	171,613	4,187
	Applied Materials Inc.	161,761	4,052
	Intuit Inc.	35,226	3,439
	Broadcom Corp. Class A	71,890	3,252
	Western Digital Corp.	29,550	3,161
*	Cerner Corp.	39,197	2,825
*	NXP Semiconductors NV	30,420	2,583
	Seagate Technology plc	41,556	2,540
	SanDisk Corp.	29,318	2,343
	Symantec Corp.	92,117	2,318
*	Autodesk Inc.	30,195	1,940
*	Red Hat Inc.	25,185	1,741
	Lam Research Corp.	21,076	1,738
*	Check Point Software
	Technologies Ltd.	19,174	1,601
*	Akamai Technologies Inc.	22,546	1,567
	NVIDIA Corp.	69,146	1,525
	Xilinx Inc.	35,432	1,501
	Altera Corp.	40,412	1,496
	CA Inc.	44,475	1,446
	KLA-Tencor Corp.	22,113	1,436
	Juniper Networks Inc.	57,295	1,370
*	Citrix Systems Inc.	21,411	1,363
	Maxim Integrated Products
	Inc.	37,898	1,304
*	F5 Networks Inc.	9,823	1,160
*	Workday Inc. Class A	12,588	1,076
*	VeriSign Inc.	16,189	1,036
	CDK Global Inc.	21,251	995
*	Synopsys Inc.	20,661	959
*	Teradata Corp.	20,264	902
*	VMware Inc. Class A	9,872	840
*	Cree Inc.	14,639	575
*	Yandex NV Class A	30,568	503

		Market
		Value•
	Shares	($000)
DST Systems Inc.	4,561	485
* ServiceNow Inc.	5,941	453
* Mobileye NV	3,835	136
		361,719
Telecommunications (0.2%)
* T-Mobile US Inc.	33,942	1,121
Frontier Communications
Corp.	133,254	1,063
Windstream Holdings Inc.	79,458	627
* Sprint Corp.	109,699	562
		3,373
Utilities (1.1%)
Spectra Energy Corp.	88,471	3,140
Consolidated Edison Inc.	38,610	2,438
Eversource Energy	41,938	2,170
NiSource Inc.	41,710	1,790
Wisconsin Energy Corp.	30,207	1,540
CMS Energy Corp.	36,790	1,292
American Water Works Co.
Inc.	23,844	1,290
ONEOK Inc.	27,688	1,225
CenterPoint Energy Inc.	56,613	1,177
Alliant Energy Corp.	14,623	930
Pepco Holdings Inc.	33,222	902
TECO Energy Inc.	30,861	606
Questar Corp.	23,501	549
		19,049
Total Common Stocks
(Cost $1,261,137)		1,674,994
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity
Fund, 0.134%
(Cost $204)	203,762	204
Total Investments (100.0%)
(Cost $1,261,341)		1,675,198
Other Assets and Liabilities (0.0%)
Other Assets		4,731
Liabilities		(4,220)
		511
Net Assets (100%)		1,675,709

FTSE Social Index Fund

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,265,363
Undistributed Net Investment Income	1,855
Accumulated Net Realized Losses	(5,366)
Unrealized Appreciation (Depreciation)	413,857
Net Assets	1,675,709

Investor Shares—Net Assets
Applicable to 78,930,651 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,076,683
Net Asset Value Per Share—
Investor Shares	$13.64

Institutional Shares—Net Assets
Applicable to 43,881,420 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	599,026
Net Asset Value Per Share—
Institutional Shares	$13.65

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	13,465
Interest[1]	3
Securities Lending	7
Total Income	13,475
Expenses
The Vanguard Group—Note B
Investment Advisory Services	112
Management and Administrative—Investor Shares	1,023
Management and Administrative—Institutional Shares	271
Marketing and Distribution—Investor Shares	92
Marketing and Distribution—Institutional Shares	53
Custodian Fees	66
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—Institutional Shares	6
Trustees’ Fees and Expenses	1
Total Expenses	1,625
Net Investment Income	11,850
Realized Net Gain (Loss) on Investment Securities Sold	32,594
Change in Unrealized Appreciation (Depreciation) of Investment Securities	80,723
Net Increase (Decrease) in Net Assets Resulting from Operations	125,167
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,850	15,983
Realized Net Gain (Loss)	32,594	34,417
Change in Unrealized Appreciation (Depreciation)	80,723	177,518
Net Increase (Decrease) in Net Assets Resulting from Operations	125,167	227,918
Distributions
Net Investment Income
Investor Shares	(12,803)	(8,211)
Institutional Shares	(7,027)	(4,672)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(19,830)	(12,883)
Capital Share Transactions
Investor Shares	208,427	103,700
Institutional Shares	133,189	80,439
Net Increase (Decrease) from Capital Share Transactions	341,616	184,139
Total Increase (Decrease)	446,953	399,174
Net Assets
Beginning of Period	1,228,756	829,582
End of Period[1]	1,675,709	1,228,756

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,855,000 and $9,835,000.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.74	$10.28	$8.30	$7.31	$6.27	$6.20
Investment Operations
Net Investment Income	.106[1]	.167	.153	.117	.084	.061
Net Realized and Unrealized Gain (Loss)
on Investments	.958	2.442	1.969	.962	1.016	.077
Total from Investment Operations	1.064	2.609	2.122	1.079	1.100	.138
Distributions
Dividends from Net Investment Income	(.164)	(.149)	(.142)	(.089)	(.060)	(.068)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.164)	(.149)	(.142)	(. 089)	(. 060)	(. 068)
Net Asset Value, End of Period	$13.64	$12.74	$10.28	$8.30	$7.31	$6.27

Total Return[2]	8.42%	25.58%	25.90%	14.94%	17.52%	2.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,077	$800	$553	$379	$344	$306
Ratio of Total Expenses to
Average Net Assets	0.27%	0.27%	0.28%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.51%	1.63%	1.50%	1.10%	0.91%
Portfolio Turnover Rate	20%	14%	29%	45%	11%	35%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.75	$10.29	$8.31	$7.32	$6.27	$6.20
Investment Operations
Net Investment Income	.113[1]	.180	.163	.128	.095	.070
Net Realized and Unrealized Gain (Loss)
on Investments	.963	2.440	1.971	.960	1.025	.075
Total from Investment Operations	1.076	2.620	2.134	1.088	1.120	.145
Distributions
Dividends from Net Investment Income	(.176)	(.160)	(.154)	(.098)	(.070)	(.075)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.176)	(.160)	(.154)	(. 098)	(. 070)	(. 075)
Net Asset Value, End of Period	$13.65	$12.75	$10.29	$8.31	$7.32	$6.27

Total Return	8.51%	25.68%	26.05%	15.06%	17.84%	2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$599	$429	$276	$202	$155	$128
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.78%	1.62%	1.75%	1.63%	1.23%	1.04%
Portfolio Turnover Rate	20%	14%	29%	45%	11%	35%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of

FTSE Social Index Fund

trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $147,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

20

FTSE Social Index Fund

During the six months ended February 28, 2015, the fund realized $34,311,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $3,592,000 to offset future net capital gains through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $1,261,341,000. Net unrealized appreciation of investment securities for tax purposes was $413,857,000, consisting of unrealized gains of $439,097,000 on securities that had risen in value since their purchase and $25,240,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2015, the fund purchased $681,486,000 of investment securities and sold $346,785,000 of investment securities, other than temporary cash investments. Purchases and sales include $73,235,000 and $80,091,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	348,109	26,727	300,900	26,084
Issued in Lieu of Cash Distributions	11,902	917	7,650	685
Redeemed	(151,584)	(11,500)	(204,850)	(17,767)
Net Increase (Decrease)—Investor Shares	208,427	16,144	103,700	9,002
Institutional Shares
Issued	144,742	11,140	136,554	11,664
Issued in Lieu of Cash Distributions	7,027	541	4,672	418
Redeemed	(18,580)	(1,445)	(60,787)	(5,293)
Net Increase (Decrease)—Institutional Shares	133,189	10,236	80,439	6,789

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended February 28, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	8/31/2014	2/28/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,084.17	$1.40
Institutional Shares	1,000.00	1,085.10	0.83
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.46	$1.35
Institutional Shares	1,000.00	1,024.00	0.80

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.27% for Investor Shares and 0.16% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Social Index: Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante	Chris D. McIsaac Michael S. Miller James M. Norris Glenn W. Reed

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

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otherwise noted.	purpose to which it is being put by Vanguard.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
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You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2132 042015

Vanguard U.S. Sector Index Funds

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard Utilities Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	6
Consumer Staples Index Fund	17
Energy Index Fund	27
Financials Index Fund	37
Health Care Index Fund	49
Industrials Index Fund	60
Information Technology Index Fund	71
Materials Index Fund	82
Telecommunication Services Index Fund	92
Utilities Index Fund	102
About Your Fund’s Expenses	111
Glossary	113

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended February 28, 2015

Admiral™ Shares[1] and ETF Shares[2]

Total
Returns
Vanguard Consumer Discretionary
Index Fund	10.97%
Vanguard Consumer Discretionary ETF
Market Price	11.07
Net Asset Value	10.95
MSCI US IMI/Consumer Discretionary 25/50	11.03
Consumer Services Funds Average[3]	9.41

Vanguard Consumer Staples Index Fund	12.04%
Vanguard Consumer Staples ETF
Market Price	12.02
Net Asset Value	11.98
MSCI US IMI/Consumer Staples 25/50	12.09
Consumer Goods Funds Average[3]	6.89

Vanguard Energy Index Fund	–20.11%
Vanguard Energy ETF
Market Price	–20.09
Net Asset Value	–20.14
MSCI US IMI/Energy 25/50	–20.08
Natural Resources Funds Average[3]	–24.24

Vanguard Financials Index Fund	5.45%
Vanguard Financials ETF
Market Price	5.42
Net Asset Value	5.46
MSCI US IMI/Financials 25/50	5.51
Financial Services Funds Average[3]	3.46

Vanguard Health Care Index Fund	15.16%
Vanguard Health Care ETF
Market Price	15.19
Net Asset Value	15.14
MSCI US IMI/Health Care 25/50	15.13
Health/Biotechnology Funds Average[3]	18.73

Vanguard Industrials Index Fund	6.51%
Vanguard Industrials ETF
Market Price	6.50
Net Asset Value	6.46
MSCI US IMI/Industrials 25/50	6.56
Industrials Funds Average[3]	5.14

Total
Returns
Vanguard Information Technology
Index Fund	8.86%
Vanguard Information Technology ETF
Market Price	8.89
Net Asset Value	8.82
MSCI US IMI/Information Technology 25/50	8.92
Science and Technology Funds Average[3]	8.00

Vanguard Materials Index Fund	1.09%
Vanguard Materials ETF
Market Price	1.05
Net Asset Value	1.05
MSCI US IMI/Materials 25/50	1.14
Basic Materials Funds Average[3]	–7.50

Vanguard Telecommunication
Services Index Fund	2.81%
Vanguard Telecommunication Services ETF
Market Price	2.87
Net Asset Value	2.76
MSCI US IMI/Telecommunication
Services 25/50	3.08
Telecommunication Funds Average[3]	4.38

Vanguard Utilities Index Fund	5.70%
Vanguard Utilities ETF
Market Price	5.74
Net Asset Value	5.70
MSCI US IMI/Utilities 25/50	5.77
Utility Funds Average[3]	1.22

MSCI US IMI/2500	6.05%

1 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

2 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

3 Derived from data provided by Lipper, a Thomson Reuters Company.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Note: MSCI US IMI/2500 is the MSCI® US Investable Market 2500 Index.

1

Chairman’s Letter

Dear Shareholder,

Stocks produced impressive returns for the six months ended February 28, 2015, but there was significant divergence among the ten sectors that represent slices of the U.S. stock market. The economy affects each industry differently, of course, and investors are attracted, or not, to sectors and styles that move in and out of favor. Still, even for a six-month stretch––a short span in which inconsistencies can appear magnified––the deviations were notable.

Six of the ten Vanguard U.S. Sector Index Funds posted results that exceeded or nearly equaled the broad market’s outcome of about 6%; the Health Care Index Fund, which climbed about 15%, led the way. Of the four laggards, three still managed positive returns. The lone exception was the Energy Index Fund, which slid about –20% as plunging oil prices buffeted the industry.

Most important, all ten funds met their objective of closely tracking their benchmark indexes. All but two exceeded the average return of their industry peers.

As we announced earlier, eight of the sector index funds and 16 other funds in Vanguard’s lineup will begin paying a dividend each quarter rather than once a year. The Financials and Utilities Index Funds were already on a quarterly schedule. The change, which will take effect in the third quarter of 2015, should align distributions more closely with shareholders’ need for income and help the funds operate more efficiently.

A surge in February powered U.S. stocks for the period

U.S. stocks performed solidly but unevenly over the six months, ending about 6% higher despite declines in two of the months and flat returns in another.

Overall returns were powered by a robust advance in February, when the broad market recorded its largest monthly gain since October 2011. Investors were cheered by stabilization in oil prices and guidance from the Federal Reserve that it wouldn’t raise interest rates prematurely.

After some ups and downs, international stocks returned about –3% in dollar terms. The dollar’s strength against many foreign currencies, along with various geopolitical issues, restrained results. Stocks in emerging markets and the developed markets of the Pacific region and Europe backtracked, with emerging markets faring the worst. In local currency terms, though, international stocks rose.

Market Barometer
			Total Returns
		Periods Ended February 28, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.00%	14.88%	16.39%
Russell 2000 Index (Small-caps)	5.70	5.63	15.97
Russell 3000 Index (Broad U.S. market)	5.98	14.12	16.36
FTSE All-World ex US Index (International)	–3.34	1.69	6.94

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.25%	5.05%	4.29%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.21	6.49	5.00
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	–1.32%	–0.03%	1.61%

2

Bonds notched positive results despite early and late retreats

The broad U.S. taxable bond market returned 2.25%, although bond prices declined over the period’s first and final months. When the stock market turned volatile, investors favored the relative safety offered by bonds, which also benefited from various global stimulus programs.

Bond prices then fell in February as the Fed suggested that a midyear interest rate increase was an option if the economy continued to perform well. The yield of the 10-year Treasury note ended February at 2.03%, down from 2.34% six months earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 2.21%, lost some steam toward the end of the period amid increased bond issuance and the prospect of higher interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –9.54%, weighed down by the weakness of foreign currencies relative to the dollar. International bonds that were hedged to eliminate the effect of currency exchange rates produced positive returns.

Money market funds and savings accounts provided scant returns as the Fed’s target for short-term rates remained at 0%–0.25%.

The health care industry surged, while the energy sector slumped

Results for the ten Vanguard U.S. Sector Index Funds reflected economic and financial market themes. Although the Energy Index Fund was the only negative performer, the effect of declining oil prices on the sector and the broader economy was a prominent story over the period.

Oil-price changes hurt some segments of the economy and helped others. Most of the energy sector was pummeled. With their profits cut, producers scaled back on the projects that are the lifeblood of service firms, drillers, and equipment providers. Not every subsector suffered, however.

Expense Ratios
Your Fund Compared With Its Peer Group

	Admiral	ETF	Peer Group
	Shares	Shares	Average
Consumer Discretionary Index Fund	0.12%	0.12%	1.50%
Consumer Staples Index Fund	0.12	0.12	1.51
Energy Index Fund	0.12	0.12	1.61
Financials Index Fund	0.12	0.12	1.64
Health Care Index Fund	0.12	0.12	1.50
Industrials Index Fund	0.12	0.12	1.45
Information Technology Index Fund	0.12	0.12	1.54
Materials Index Fund	0.12	0.12	1.44
Telecommunication Services Index Fund	0.12	0.12	1.56
Utilities Index Fund	0.12	0.12	1.29

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the fund’s annualized expense ratios were: for the Consumer Discretionary Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Consumer Staples Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Energy Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Financials Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Health Care Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Industrials Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Information Technology Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Materials Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Telecommunication Services Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares; for the Utilities Index Fund, 0.12% for Admiral Shares and 0.12% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups are: for the Consumer Discretionary Index Fund, Consumer Services Funds; for the Consumer Staples Index Fund, Consumer Goods Funds; for the Energy Index Fund, Natural Resources Funds; for the Financials Index Fund, Financial Services Funds; for the Health Care Index Fund, Health/Biotechnology Funds; for the Industrials Index Fund, Industrials Funds; for the Information Technology Index Fund, Science and Technology Funds; for the Materials Index Fund, Basic Materials Funds; for the Telecommunication Services Index Fund, Telecommunication Funds; for the Utilities Index Fund, Utility Funds.

Many companies that refine crude oil into other products did well, benefiting from lower prices for their primary raw material.

On the opposite end of the performance spectrum was the Health Care Index Fund, which flourished in recent years behind several long-term developments: the aging population, more accessibility to health care worldwide, and the expectation that more Americans would be insured under the Affordable Care Act. New product development, mergers and acquisitions, and strategic alliances boosted pharmaceutical and biotechnology companies. Innovative products and therapies helped medical equipment firms, and health care providers with diverse membership bases and business lines thrived.

Next in line was the Consumer Staples Index Fund, which returned about 12%, and the Consumer Discretionary Index Fund, which returned about 11%. Both sectors benefited from the slide in oil prices, which allowed consumers to spend money they’d previously earmarked for the gas pump. Consumer confidence also grew as the economy and labor market improved, and shoppers pursued a wide variety of goods and services. Entertainment companies, home builders, and hotels and restaurants were among the most productive consumer discretionary stocks; in consumer staples, food and drug retailers and supercenters stood out.

Also surpassing or performing in line with the broad market were the information technology, industrials, and utilities sectors. The Information Technology Fund returned almost 9% as demand swelled for smart-phones, other mobile technologies, and cloud computing.

Strength in the aerospace and defense industry helped the Industrials Index Fund return more than 6%. Airline stocks, boosted by lower fuel prices, also helped. The Utilities Index Fund returned nearly 6% as several major electric utilities excelled in fast-growing markets and favorable regulatory environments.

3

The Financials Index Fund returned more than 5%. Diversified financial services firms, asset managers, banks, and insurers decelerated a bit despite being largely profitable. As a group, consumer finance firms stumbled.

The telecommunication services and materials sectors, while advancing, lagged well behind the broad market. The Telecommunication Services Index Fund returned almost 3% as slower growth in data services cut into phone revenue for some of the industry’s largest firms. The traditionally cyclical Materials Index Fund returned about 1%, as lower commodity prices plagued the metals and mining industry and as many chemical companies slumped.

Both ETFs and mutual funds offer the chance for long-term success

The popularity of exchange-traded funds (ETFs), most of which seek to track an index, has surged over the past decade. We see this as an indication that our message is taking hold: Broad diversification and low costs are keys to long-term success, and indexing is a great way to implement strategies based on those tenets.

As you probably know, ETFs combine the investment characteristics of mutual funds with the trading characteristics of stocks. As with stocks, ETF prices change throughout the day. In contrast, traditional open-end mutual funds are priced once a day, shortly after the market’s close.

Some say ETFs are more of a trading tool than an investment tool. We don’t think this has to be the case. In fact, we’re seeing much greater use of ETFs as part of long-term plans. Certainly, they are easy to trade. But they are also easy to hold. And, unlike with traditional mutual funds, the investor doing the trading is the one who pays the transaction costs—not the other fund shareholders.

Vanguard ETFs are simply another share class of our traditional mutual funds. Clients select the share class that best meets their needs. The portfolios are identical. Vanguard research has shown that ETFs and mutual funds perform essentially the same investment function, and that investors can use both to create a low-cost, well-diversified portfolio of stocks and bonds. You can read more in

Buying on the FACTS: Investors’ Choices Between ETFs and Mutual Funds, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer March 18, 2015

4

Your Fund’s Performance at a Glance
August 31, 2014, Through February 28, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$57.87	$63.41	$0.740	$0.000
ETF Shares	111.79	122.50	1.432	0.000
Consumer Staples Index Fund
Admiral Shares	$57.74	$63.45	$1.186	$0.000
ETF Shares	117.12	128.67	2.417	0.000
Energy Index Fund
Admiral Shares	$71.06	$55.63	$1.104	$0.000
ETF Shares	142.26	111.37	2.209	0.000
Financials Index Fund
Admiral Shares	$23.72	$24.72	$0.287	$0.000
ETF Shares	47.32	49.32	0.572	0.000
Health Care Index Fund
Admiral Shares	$58.61	$66.81	$0.643	$0.000
ETF Shares	117.17	133.57	1.285	0.000
Industrials Index Fund
Admiral Shares	$53.40	$55.97	$0.861	$0.000
ETF Shares	103.95	108.94	1.673	0.000
Information Technology Index Fund
Admiral Shares	$51.93	$55.89	$0.601	$0.000
ETF Shares	101.41	109.14	1.171	0.000
Materials Index Fund
Admiral Shares	$57.84	$57.43	$0.962	$0.000
ETF Shares	113.50	112.69	1.892	0.000
Telecommunication Services Index Fund
Admiral Shares	$45.07	$45.11	$1.142	$0.000
ETF Shares	88.44	88.52	2.251	0.000
Utilities Index Fund
Admiral Shares	$47.47	$49.34	$0.811	$0.000
ETF Shares	94.61	98.35	1.615	0.000

5

Consumer Discretionary Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics
		Admiral	ETF
		Shares	Shares
Ticker Symbol		VCDAX	VCR
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		1.22%	1.22%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Discretionary	US IMI/
	Fund	25/50	2500
Number of Stocks	380	380	2,481
Median Market Cap	$34.4B	$34.4B	$49.1B
Price/Earnings Ratio	24.7x	24.7x	21.3x
Price/Book Ratio	4.7x	4.7x	2.9x
Return on Equity	20.1%	20.1%	17.7%
Earnings Growth Rate	16.6%	16.6%	13.9%
Dividend Yield	1.3%	1.3%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	5%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US
	IMI/Consumer
	Discretionary		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.84
Beta		1.00	1.12

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Advertising	1.0%
Apparel Retail	4.7
Apparel, Accessories & Luxury Goods	4.1
Auto Parts & Equipment	4.2
Automobile Manufacturers	4.2
Automotive Retail	3.0
Broadcasting	2.1
Cable & Satellite	11.2
Casinos & Gaming	1.8
Department Stores	1.8
Footwear	2.6
General Merchandise Stores	3.3
Home Improvement Retail	7.4
Homebuilding	1.7
Homefurnishing Retail	1.0
Hotels, Resorts & Cruise Lines	3.4
Internet Retail	9.2
Leisure Products	1.2
Movies & Entertainment	11.1
Publishing	1.0
Restaurants	9.6
Specialty Stores	2.9
Other Consumer Discretionary	7.5

Ten Largest Holdings (% of total net assets)

Walt Disney Co.	Movies & Entertainment	5.5%
Comcast Corp.	Cable & Satellite	5.0
Home Depot Inc.	Home Improvement Retail	5.0
Amazon.com Inc.	Internet Retail	4.9
McDonald’s Corp.	Restaurants	3.2
Lowe’s Cos. Inc.	Home Improvement Retail	2.4
Starbucks Corp.	Restaurants	2.3
Time Warner Inc.	Movies & Entertainment	2.3
NIKE Inc.	Footwear	2.2
Priceline Group Inc. Internet Retail		2.1
Top Ten		34.9%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.12% for Admiral Shares and 0.12% for ETF Shares.

6

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2004–February 28, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		9.39%	21.55%	9.05%
Net Asset Value		9.39	21.54	9.05
Admiral Shares	7/14/2005	9.42	21.55	9.66[1]

1 Return since inception.

See Financial Highlights for dividend and capital gains information.

7

Consumer Discretionary Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Auto Components (4.5%)
	Johnson Controls Inc.	379,958	19,306
	Delphi Automotive plc	168,913	13,317
	BorgWarner Inc.	129,507	7,960
*	TRW Automotive
	Holdings Corp.	63,057	6,573
	Autoliv Inc.	51,552	5,800
	Lear Corp.	45,111	4,913
	Goodyear Tire & Rubber Co.	156,402	4,181
	Gentex Corp.	166,739	2,938
*	Visteon Corp.	24,006	2,413
	Dana Holding Corp.	96,360	2,105
*	Tenneco Inc.	34,824	2,028
	Cooper Tire & Rubber Co.	31,437	1,196
*	American Axle &
	Manufacturing
	Holdings Inc.	38,824	968
*	Gentherm Inc.	19,144	889
*	Dorman Products Inc.	17,355	766
*	Drew Industries Inc.	12,645	746
*	Cooper-Standard Holding Inc.	9,619	521
	Standard Motor Products Inc.	11,467	481
	Remy International Inc.	16,277	372
*	Modine Manufacturing Co.	28,165	365
*	Tower International Inc.	11,571	313
	Superior Industries
	International Inc.	12,436	242
*	Federal-Mogul Holdings Corp.	16,704	218
*	Stoneridge Inc.	14,288	165
*	Fox Factory Holding Corp.	10,307	154
			78,930
Automobiles (4.6%)
	Ford Motor Co.	2,046,203	33,435
	General Motors Co.	732,826	27,342
*,^	Tesla Motors Inc.	50,113	10,190
	Harley-Davidson Inc.	122,003	7,756
	Thor Industries Inc.	27,472	1,694
	Winnebago Industries Inc.	15,313	355
			80,772
Distributors (0.9%)
	Genuine Parts Co.	87,032	8,362
*	LKQ Corp.	172,598	4,242
	Pool Corp.	25,061	1,733
	Core-Mark Holding Co. Inc.	13,230	930
			15,267
Diversified Consumer Services (1.4%)
	H&R Block Inc.	156,699	5,351
	Service Corp. International	118,220	2,938
	Graham Holdings Co.
	Class B	2,601	2,566
*	Houghton Mifflin
	Harcourt Co.	80,559	1,593
*	ServiceMaster Global
	Holdings Inc.	45,562	1,576
*	Apollo Education Group Inc.	55,353	1,531
	Sotheby’s	33,446	1,470

			Market
			Value•
		Shares	($000)
	DeVry Education Group Inc.	32,722	1,196
*	Grand Canyon Education Inc.	25,273	1,159
*	Bright Horizons Family
	Solutions Inc.	20,853	1,057
*	Regis Corp.	32,357	519
	Capella Education Co.	6,415	416
*	LifeLock Inc.	26,671	373
*	Strayer Education Inc.	6,112	372
*	Steiner Leisure Ltd.	7,814	360
*	K12 Inc.	19,283	327
*	American Public
	Education Inc.	9,824	318
*	Ascent Capital Group Inc.
	Class A	6,836	301
*	Chegg Inc.	30,323	246
	Carriage Services Inc.
	Class A	9,193	211
*	2U Inc.	10,206	189
*	Career Education Corp.	34,147	182
*,^	Weight Watchers
	International Inc.	15,544	176
*	Bridgepoint Education Inc.	8,610	87
*	ITT Educational Services Inc.	9,374	69
			24,583
Hotels, Restaurants & Leisure (15.1%)
	McDonald’s Corp.	554,930	54,883
	Starbucks Corp.	426,674	39,888
	Yum! Brands Inc.	249,482	20,235
	Las Vegas Sands Corp.	228,378	12,995
*	Chipotle Mexican Grill Inc.
	Class A	17,709	11,776
	Marriott International Inc.
	Class A	129,399	10,753
	Carnival Corp.	219,351	9,649
	Starwood Hotels & Resorts
	Worldwide Inc.	101,718	8,171
	Royal Caribbean Cruises Ltd.	95,130	7,270
	Wynn Resorts Ltd.	46,255	6,591
	Wyndham Worldwide Corp.	70,490	6,448
*	Hilton Worldwide
	Holdings Inc.	224,220	6,339
*	MGM Resorts International	223,735	4,862
	Darden Restaurants Inc.	75,580	4,837
	Domino’s Pizza Inc.	31,401	3,188
	Dunkin’ Brands Group Inc.	59,585	2,792
	Aramark	87,747	2,777
*	Norwegian Cruise Line
	Holdings Ltd.	52,527	2,591
	International Game
	Technology	140,929	2,514
*	Panera Bread Co. Class A	14,606	2,358
	Brinker International Inc.	36,385	2,163
	Jack in the Box Inc.	22,295	2,156
*	Buffalo Wild Wings Inc.	10,851	2,074
	Vail Resorts Inc.	20,621	1,811
	Wendy’s Co.	155,960	1,730
	Six Flags
	Entertainment Corp.	37,936	1,718

			Market
			Value•
		Shares	($000)
	Cracker Barrel Old Country
	Store Inc.	10,925	1,650
*	Bloomin’ Brands Inc.	57,249	1,475
	Texas Roadhouse Inc.
	Class A	37,630	1,416
*	Hyatt Hotels Corp. Class A	22,261	1,348
	Cheesecake Factory Inc.	26,911	1,279
*	Life Time Fitness Inc.	21,236	1,227
	Marriott Vacations
	Worldwide Corp.	15,979	1,215
	Choice Hotels
	International Inc.	18,225	1,157
	Papa John’s International Inc.	17,149	1,060
	DineEquity Inc.	9,705	1,053
*	Fiesta Restaurant Group Inc.	14,554	946
*	La Quinta Holdings Inc.	41,013	911
	Sonic Corp.	28,598	909
*	Pinnacle Entertainment Inc.	34,160	879
	Churchill Downs Inc.	7,484	822
*	Popeyes Louisiana
	Kitchen Inc.	13,514	811
*	Krispy Kreme Doughnuts Inc.	36,747	802
	Bob Evans Farms Inc.	13,650	800
	SeaWorld Entertainment Inc.	40,588	761
*	BJ’s Restaurants Inc.	13,277	693
	Extended Stay America Inc.	35,814	691
*	Diamond Resorts
	International Inc.	19,880	689
*	Penn National Gaming Inc.	40,707	663
*	Belmond Ltd. Class A	52,656	644
*	Red Robin Gourmet
	Burgers Inc.	7,683	641
	Interval Leisure Group Inc.	22,500	607
*	Boyd Gaming Corp.	43,806	605
*	Denny’s Corp.	49,403	569
	International Speedway
	Corp. Class A	14,916	463
*	Biglari Holdings Inc.	983	428
*	Scientific Games Corp.
	Class A	29,445	398
*	Caesars Entertainment
	Corp.	32,434	344
*	Zoe’s Kitchen Inc.	9,766	335
	ClubCorp Holdings Inc.	18,094	322
	Ruth’s Hospitality Group Inc.	19,512	298
*	Del Frisco’s Restaurant
	Group Inc.	12,796	257
*	Ruby Tuesday Inc.	34,477	227
*	Chuy’s Holdings Inc.	8,803	198
*	Caesars Acquisition Co.
	Class A	26,541	196
*	Noodles & Co. Class A	10,310	188
	Marcus Corp.	9,567	186
	Speedway Motorsports Inc.	7,172	170
*	Potbelly Corp.	8,165	110
*	Intrawest Resorts
	Holdings Inc.	10,155	96
			263,108

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
Household Durables (4.5%)
	Whirlpool Corp.	44,337	9,397
*	Mohawk Industries Inc.	35,279	6,504
	Newell Rubbermaid Inc.	154,488	6,070
*	Jarden Corp.	104,043	5,522
	Harman International
	Industries Inc.	39,028	5,385
	DR Horton Inc.	186,878	5,104
	Lennar Corp. Class A	99,059	4,974
	PulteGroup Inc.	191,348	4,317
*	Toll Brothers Inc.	96,223	3,686
	Leggett & Platt Inc.	78,360	3,530
	Garmin Ltd.	65,155	3,234
*	NVR Inc.	2,212	2,946
	Tupperware Brands Corp.	28,718	2,050
*	Tempur Sealy
	International Inc.	34,489	1,983
*	TRI Pointe Homes Inc.	82,712	1,313
*	Helen of Troy Ltd.	16,194	1,241
	Ryland Group Inc.	26,862	1,222
*	Meritage Homes Corp.	21,236	945
*	Standard Pacific Corp.	89,528	782
*,^	GoPro Inc. Class A	17,748	745
	La-Z-Boy Inc.	29,389	733
	KB Home	47,081	657
	MDC Holdings Inc.	22,142	602
*	iRobot Corp.	16,224	533
*	Universal Electronics Inc.	9,087	514
	Libbey Inc.	12,023	457
	Ethan Allen Interiors Inc.	14,767	396
*	Taylor Morrison Home Corp.
	Class A	18,303	353
*	Cavco Industries Inc.	4,508	323
*	M/I Homes Inc.	14,362	313
*	Beazer Homes USA Inc.	15,258	260
*	Hovnanian Enterprises Inc.
	Class A	67,214	251
*	WCI Communities Inc.	10,148	243
*	William Lyon Homes Class A	9,315	211
*	Installed Building
	Products Inc.	10,761	188
*	Century Communities Inc.	9,083	169
	NACCO Industries Inc.
	Class A	2,626	147
*	LGI Homes Inc.	8,878	126
			77,426
Internet & Catalog Retail (9.7%)
*	Amazon.com Inc.	224,373	85,298
*	Priceline Group Inc.	29,856	36,946
*	Netflix Inc.	32,657	15,509
*	Liberty Interactive Corp.
	Class A	254,470	7,514
*	TripAdvisor Inc.	66,680	5,951
	Expedia Inc.	58,368	5,355
*	Liberty Ventures Class A	76,495	3,074
*	Groupon Inc. Class A	246,613	2,017
*	Liberty TripAdvisor Holdings
	Inc. Class A	40,371	1,333
	HSN Inc.	19,223	1,299
*	Shutterfly Inc.	22,054	1,059
*	Orbitz Worldwide Inc.	51,887	601
*	zulily Inc. Class A	33,176	465
*	Lands’ End Inc.	9,924	364
*	FTD Cos. Inc.	10,450	364
	Nutrisystem Inc.	16,171	278
*	Overstock.com Inc.	8,961	204
*	Blue Nile Inc.	6,347	190
*	1-800-Flowers.com Inc.
	Class A	13,788	172
			167,993

			Market
			Value•
		Shares	($000)
Leisure Products (1.2%)
	Polaris Industries Inc.	35,927	5,509
	Mattel Inc.	192,974	5,079
	Hasbro Inc.	64,315	4,008
	Brunswick Corp.	52,974	2,873
*	Vista Outdoor Inc.	36,368	1,588
	Sturm Ruger & Co. Inc.	10,775	560
*	Smith & Wesson Holding
	Corp.	30,494	413
	Callaway Golf Co.	43,867	394
	Arctic Cat Inc.	7,654	279
*	LeapFrog Enterprises Inc.	35,413	91
			20,794
Media (26.7%)
	Walt Disney Co.	918,501	95,598
	Comcast Corp. Class A	1,163,279	69,076
	Time Warner Inc.	478,145	39,141
	Twenty-First Century Fox
	Inc. Class A	842,545	29,489
	Time Warner Cable Inc.	160,007	24,649
*	DIRECTV	272,093	24,107
*	Liberty Global plc	362,645	18,919
	Comcast Corp.	300,140	17,692
	CBS Corp. Class B	274,063	16,197
	Viacom Inc. Class B	205,222	14,353
	Omnicom Group Inc.	141,651	11,267
*	DISH Network Corp.
	Class A	126,676	9,506
*	Charter Communications
	Inc. Class A	43,623	7,878
*	Liberty Global plc Class A	141,156	7,631
	Twenty-First Century
	Fox Inc.	181,998	6,195
*	Sirius XM Holdings Inc.	1,408,052	5,477
	Interpublic Group of
	Cos. Inc.	238,289	5,314
*	Discovery
	Communications Inc.	155,354	4,740
	Gannett Co. Inc.	128,587	4,552
*	Liberty Media Corp.	117,259	4,526
*	News Corp. Class A	223,414	3,859
	Scripps Networks
	Interactive Inc. Class A	43,889	3,173
*	Madison Square Garden
	Co. Class A	36,450	2,856
*	Discovery Communications
	Inc. Class A	84,590	2,732
*	AMC Networks Inc.
	Class A	34,559	2,489
	Cinemark Holdings Inc.	59,762	2,434
	Cablevision Systems Corp.
	Class A	112,534	2,113
*	Liberty Media Corp.
	Class A	53,411	2,060
*	Live Nation
	Entertainment Inc.	79,609	2,037
*	Liberty Broadband Corp.	37,836	1,970
	John Wiley & Sons Inc.
	Class A	26,894	1,739
	Lions Gate Entertainment
	Corp.	47,842	1,559
*	Starz	45,738	1,520
	Time Inc.	62,123	1,472
	Regal Entertainment Group
	Class A	49,018	1,159
	Meredith Corp.	20,966	1,125
	New York Times Co.
	Class A	76,615	1,072
	Sinclair Broadcast Group
	Inc. Class A	38,150	1,048

			Market
			Value•
		Shares	($000)
	Nexstar Broadcasting Group
	Inc. Class A	17,706	966
*	News Corp. Class B	55,738	938
	Morningstar Inc.	11,479	857
*	DreamWorks Animation SKG
	Inc. Class A	39,686	850
*	Liberty Broadband Corp.
	Class A	13,297	690
*	Media General Inc.	40,279	601
	Scholastic Corp.	15,710	581
	New Media Investment
	Group Inc.	22,566	557
*	Loral Space &
	Communications Inc.	7,402	527
	National CineMedia Inc.	33,917	517
	AMC Entertainment
	Holdings Inc.	12,058	415
*	Carmike Cinemas Inc.	13,246	414
*	EW Scripps Co. Class A	17,574	405
*	Cumulus Media Inc. Class A	81,827	326
	World Wrestling
	Entertainment Inc. Class A	19,411	319
*	Gray Television Inc.	28,124	308
*	Rentrak Corp.	5,549	304
*	Global Eagle
	Entertainment Inc.	21,750	289
*	Journal Communications
	Inc. Class A	21,496	255
	Entravision Communications
	Corp. Class A	34,399	236
	Clear Channel Outdoor
	Holdings Inc. Class A	21,762	212
	Harte-Hanks Inc.	25,613	198
*	Entercom Communications
	Corp. Class A	13,911	158
*	SFX Entertainment Inc.	27,172	129
			463,776
Multiline Retail (5.1%)
	Target Corp.	345,065	26,511
	Macy’s Inc.	197,500	12,585
*	Dollar General Corp.	172,788	12,548
*	Dollar Tree Inc.	117,107	9,331
	Kohl’s Corp.	116,500	8,598
	Nordstrom Inc.	81,236	6,534
	Family Dollar Stores Inc.	58,640	4,617
*	Burlington Stores Inc.	36,289	2,017
	Dillard’s Inc. Class A	13,678	1,780
	Big Lots Inc.	31,985	1,526
*	JC Penney Co. Inc.	173,698	1,476
*,^	Sears Holdings Corp.	17,900	673
*	Tuesday Morning Corp.	24,243	460
	Fred’s Inc. Class A	20,355	380
			89,036
Specialty Retail (19.6%)
	Home Depot Inc.	751,474	86,232
	Lowe’s Cos. Inc.	562,785	41,697
	TJX Cos. Inc.	395,065	27,117
	L Brands Inc.	141,899	13,035
	Ross Stores Inc.	119,567	12,651
*	O’Reilly Automotive Inc.	57,912	12,053
*	AutoZone Inc.	18,297	11,759
*	CarMax Inc.	122,625	8,229
*	Bed Bath & Beyond Inc.	105,538	7,879
	Tractor Supply Co.	77,388	6,819
	Tiffany & Co.	73,656	6,498
	Advance Auto Parts Inc.	41,644	6,452
	Best Buy Co. Inc.	169,272	6,449
	Staples Inc.	365,085	6,121
	Gap Inc.	136,214	5,667
	Signet Jewelers Ltd.	43,432	5,207

9

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Ulta Salon Cosmetics &
	Fragrance Inc.	34,844	4,905
	Foot Locker Inc.	82,168	4,615
	PetSmart Inc.	53,775	4,458
	Williams-Sonoma Inc.	50,531	4,065
*	Sally Beauty Holdings Inc.	88,384	2,963
	Dick’s Sporting Goods Inc.	53,862	2,913
*	Office Depot Inc.	291,341	2,730
*	AutoNation Inc.	41,875	2,575
	GNC Holdings Inc. Class A	50,910	2,448
^	GameStop Corp. Class A	64,563	2,387
*	Urban Outfitters Inc.	61,230	2,386
*	Murphy USA Inc.	26,106	1,853
	CST Brands Inc.	44,261	1,843
	DSW Inc. Class A	41,868	1,578
*	Restoration Hardware
	Holdings Inc.	17,854	1,573
*	Cabela’s Inc.	28,303	1,541
	Chico’s FAS Inc.	82,785	1,509
	American Eagle
	Outfitters Inc.	99,654	1,492
	Penske Automotive
	Group Inc.	26,121	1,289
	Lithia Motors Inc. Class A	13,521	1,277
*	Asbury Automotive
	Group Inc.	15,489	1,219
	Men’s Wearhouse Inc.	23,259	1,167
	Aaron’s Inc.	37,270	1,111
	Monro Muffler Brake Inc.	17,032	1,077
*	Ascena Retail Group Inc.	78,918	1,058
	Group 1 Automotive Inc.	12,549	1,021
	Abercrombie & Fitch Co.	40,777	1,009
*	Genesco Inc.	13,692	1,005
*	Select Comfort Corp.	30,517	980
*	ANN Inc.	26,061	936
	Buckle Inc.	16,609	835
	Rent-A-Center Inc.	30,202	834
*,^	Lumber Liquidators
	Holdings Inc.	15,467	802
*	Five Below Inc.	24,767	786
*	Vitamin Shoppe Inc.	17,655	749
	Children’s Place Inc.	12,578	717
	Brown Shoe Co. Inc.	23,707	711
*	Hibbett Sports Inc.	14,439	706
	Guess? Inc.	36,480	661
*	Express Inc.	47,764	660
	Finish Line Inc. Class A	26,948	660
	Cato Corp. Class A	14,743	654
	Pier 1 Imports Inc.	50,214	606
	Outerwall Inc.	9,074	585
*	Mattress Firm Holding Corp.	8,986	547
*	Barnes & Noble Inc.	21,740	541
*	Zumiez Inc.	12,474	484
	Sonic Automotive Inc.
	Class A	19,152	474
*	Conn’s Inc.	15,121	391
	Stage Stores Inc.	18,129	388
*	Francesca’s Holdings Corp.	24,268	364
*	MarineMax Inc.	13,766	349
	Stein Mart Inc.	16,921	278
	Haverty Furniture Cos. Inc.	11,384	262

			Market
			Value•
		Shares	($000)
*	Pep Boys-Manny Moe
	& Jack	27,282	242
*	America’s Car-Mart Inc.	4,444	236
	Shoe Carnival Inc.	8,599	211
*,^	Container Store Group Inc.	10,700	197
*	Kirkland’s Inc.	8,273	197
*	Tile Shop Holdings Inc.	14,685	162
	Winmark Corp.	1,653	136
*	Systemax Inc.	8,776	106
*	Sears Hometown and
	Outlet Stores Inc.	7,102	94
			340,473
Textiles, Apparel & Luxury Goods (6.7%)
	NIKE Inc. Class B	389,981	37,875
	VF Corp.	196,789	15,086
*	Michael Kors Holdings Ltd.	117,305	7,908
*	Under Armour Inc. Class A	95,266	7,336
	Hanesbrands Inc.	56,907	7,258
	Coach Inc.	156,927	6,834
	PVH Corp.	46,918	4,998
	Ralph Lauren Corp. Class A	35,051	4,816
*	lululemon athletica Inc.	61,727	4,225
	Carter’s Inc.	30,004	2,663
*	Kate Spade & Co.	72,072	2,483
*	Fossil Group Inc.	26,133	2,248
	Wolverine World Wide Inc.	57,453	1,756
*	Skechers U.S.A. Inc.
	Class A	23,659	1,612
*	Deckers Outdoor Corp.	19,743	1,466
*	Steven Madden Ltd.	33,455	1,221
*	G-III Apparel Group Ltd.	11,484	1,209
	Columbia Sportswear Co.	15,995	894
*	Iconix Brand Group Inc.	25,749	870
*	Tumi Holdings Inc.	32,440	759
*	Crocs Inc.	49,378	551
	Oxford Industries Inc.	8,512	468
*	Unifi Inc.	9,331	302
	Movado Group Inc.	10,738	276
*	Vera Bradley Inc.	12,176	243
*	Vince Holding Corp.	9,258	210
*	Sequential Brands Group Inc. 16,131		163
*	Quiksilver Inc.	72,045	151
			115,881
Total Common Stocks
(Cost $1,478,665)			1,738,039
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[1,2]	Vanguard Market Liquidity
	Fund, 0.134%
	(Cost $6,862)	6,862,203	6,862
Total Investments (100.4%)
(Cost $1,485,527)			1,744,901
Other Assets and Liabilities (–0.4%)
Other Assets			9,996
Liabilities[2]			(16,965)
			(6,969)
Net Assets (100%)			1,737,932

At February 28, 2015, net assets consisted of:

Amount ($000)

Paid-in Capital	1,489,968
Undistributed Net Investment Income	2,360
Accumulated Net Realized Losses	(13,770)
Unrealized Appreciation (Depreciation)	259,374
Net Assets	1,737,932

Admiral Shares—Net Assets
Applicable to 1,597,028 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	101,270
Net Asset Value Per Share—
Admiral Shares	$63.41

ETF Shares—Net Assets
Applicable to 13,360,827 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,636,662
Net Asset Value Per Share—
ETF Shares	$122.50

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,473,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $5,730,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Consumer Discretionary Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	10,685
Interest[1]	1
Securities Lending	104
Total Income	10,790
Expenses
The Vanguard Group—Note B
Investment Advisory Services	112
Management and Administrative—
Admiral Shares	36
Management and Administrative—
ETF Shares	487
Marketing and Distribution—
Admiral Shares	6
Marketing and Distribution—
ETF Shares	126
Custodian Fees	9
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	53
Trustees’ Fees and Expenses	1
Total Expenses	830
Net Investment Income	9,960
Realized Net Gain (Loss) on
Investment Securities Sold	97,782
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	36,777
Net Increase (Decrease) in Net Assets
Resulting from Operations	144,519

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,960	16,799
Realized Net Gain (Loss)	97,782	209,902
Change in Unrealized Appreciation (Depreciation)	36,777	703
Net Increase (Decrease) in Net Assets Resulting from Operations	144,519	227,404
Distributions
Net Investment Income
Admiral Shares	(1,093)	(822)
ETF Shares	(16,913)	(11,421)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(18,006)	(12,243)
Capital Share Transactions
Admiral Shares	10,005	7,048
ETF Shares	220,554	77,692
Net Increase (Decrease) from Capital Share Transactions	230,559	84,740
Total Increase (Decrease)	357,072	299,901
Net Assets
Beginning of Period	1,380,860	1,080,959
End of Period[2]	1,737,932	1,380,860

1 Interest income from an affiliated company of the fund was $1,000.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,360,000 and $10,406,000.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$57.87	$48.34	$37.62	$31.22	$24.76	$21.43
Investment Operations
Net Investment Income	. 392.648		. 579.483		.363	. 307
Net Realized and Unrealized Gain (Loss)
on Investments	5.888	9.361	10.741	6.356	6.414	3.251
Total from Investment Operations	6.280	10.009	11.320	6.839	6.777	3.558
Distributions
Dividends from Net Investment Income	(.740)	(.479)	(. 600)	(. 439)	(.317)	(. 228)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.740)	(.479)	(. 600)	(. 439)	(.317)	(. 228)
Net Asset Value, End of Period	$63.41	$57.87	$48.34	$37.62	$31.22	$24.76

Total Return[1]	10.97%	20.77%	30.45%	22.17%	27.36%	16.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$101	$83	$63	$19	$11.0	$5.3
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.39%	1.26%	1.44%	1.48%	1.25%	1.28%
Portfolio Turnover Rate[2]	5%	7%	6%	6%	7%	7%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$111.79	$93.38	$72.65	$60.29	$47.80	$41.37
Investment Operations
Net Investment Income	.755	1.251	1.111	.936	.698	. 581
Net Realized and Unrealized Gain (Loss)
on Investments	11.387	18.072	20.771	12.277	12.392	6.286
Total from Investment Operations	12.142	19.323	21.882	13.213	13.090	6.867
Distributions
Dividends from Net Investment Income	(1.432)	(.913)	(1.152)	(. 853)	(. 600)	(. 437)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.432)	(.913)	(1.152)	(. 853)	(. 600)	(. 437)
Net Asset Value, End of Period	$122.50	$111.79	$93.38	$72.65	$60.29	$47.80

Total Return	10.95%	20.75%	30.47%	22.18%	27.37%	16.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,637	$1,298	$1,018	$531	$332	$234
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.39%	1.26%	1.44%	1.48%	1.25%	1.28%
Portfolio Turnover Rate[1]	5%	7%	6%	6%	7%	7%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

14

Consumer Discretionary Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $146,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $97,830,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $13,722,000 to offset future net capital gains. Of this amount, $13,539,000 is subject to expiration dates; $216,000 may be used to offset future net capital gains through August 31, 2016, $4,557,000 through August 31, 2017, $7,273,000 through August 31, 2018, and $1,493,000 through August 31, 2019. Capital losses of $183,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryfor-wards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $1,485,527,000. Net unrealized appreciation of investment securities for tax purposes was $259,374,000, consisting of unrealized gains of $292,714,000 on securities that had risen in value since their purchase and $33,340,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2015, the fund purchased $543,846,000 of investment securities and sold $319,958,000 of investment securities, other than temporary cash investments. Purchases and sales include $492,389,000 and $283,231,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

15

Consumer Discretionary Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	21,575	364	55,198	1,022
Issued in Lieu of Cash Distributions	1,007	17	772	14
Redeemed	(12,577)	(217)	(48,922)	(902)
Net Increase (Decrease) —Admiral Shares	10,005	164	7,048	134
ETF Shares
Issued	503,883	4,350	529,357	5,007
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(283,329)	(2,600)	(451,665)	(4,300)
Net Increase (Decrease)—ETF Shares	220,554	1,750	77,692	707

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

16

Consumer Staples Index Fund

Fund Profile

As of February 28, 2015

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol	VCSAX		VDC
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		2.31%	2.31%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Staples	US IMI/
	Fund	25/50	2500
Number of Stocks	98	98	2,481
Median Market Cap	$90.6B	$90.6B	$49.1B
Price/Earnings Ratio	24.0x	24.0x	21.3x
Price/Book Ratio	5.1x	5.1x	2.9x
Return on Equity	21.0%	21.0%	17.7%
Earnings Growth Rate	6.8%	6.8%	13.9%
Dividend Yield	2.4%	2.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	3%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
MSCI US
IMI/Consumer		MSCI US
Staples 25/50		IMI/2500
R-Squared	1.00	0.60
Beta	1.00	0.79
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Agricultural Products		2.9%
Distillers & Vintners		1.6
Drug Retail		9.8
Food Distributors		1.8
Food Retail		4.0
Household Products		18.9
Hypermarkets & Super Centers		9.7
Packaged Foods & Meats		17.2
Personal Products		2.1
Soft Drinks		17.8
Tobacco		13.4
Other Consumer Staples		0.8

Ten Largest Holdings (% of total net assets)

Procter & Gamble Co.	Household Products	11.1%
Coca-Cola Co.	Soft Drinks	8.1
PepsiCo Inc.	Soft Drinks	7.0
Wal-Mart Stores Inc.	Hypermarkets
	& Super Centers	6.3
Philip Morris
International Inc.	Tobacco	6.0
CVS Health Corp.	Drug Retail	5.5
Altria Group Inc.	Tobacco	4.5
Walgreens Boots
Alliance Inc.	Drug Retail	3.8
Colgate-Palmolive Co.	Household Products	3.3
Costco Wholesale Corp.	Hypermarkets
	& Super Centers	3.3
Top Ten		58.9%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.12% for Admiral Shares and 0.12% for ETF Shares.

17

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2004–February 28, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		15.78%	16.45%	10.95%
Net Asset Value		15.79	16.44	10.95
Admiral Shares	1/30/2004	15.85	16.46	10.93

See Financial Highlights for dividend and capital gains information.

18

Consumer Staples Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

19

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Beverages (20.2%)
	Coca-Cola Co.	5,555,572	240,556
	PepsiCo Inc.	2,093,462	207,211
*	Monster Beverage Corp.	228,049	32,182
*	Constellation Brands Inc.
	Class A	265,504	30,459
	Dr Pepper Snapple
	Group Inc.	324,190	25,543
	Coca-Cola Enterprises Inc.	416,526	19,243
	Molson Coors Brewing Co.
	Class B	243,971	18,515
	Brown-Forman Corp.
	Class B	195,655	17,940
*	Boston Beer Co. Inc.
	Class A	18,439	4,934
	Coca-Cola Bottling Co.
	Consolidated	20,412	2,131
			598,714
Food & Staples Retailing (25.2%)
	Wal-Mart Stores Inc.	2,237,895	187,827
	CVS Health Corp.	1,571,874	163,271
	Walgreens Boots
	Alliance Inc.	1,360,680	113,045
	Costco Wholesale Corp.	664,516	97,657
	Kroger Co.	739,750	52,633
	Sysco Corp.	908,043	35,405
	Whole Foods Market Inc.	568,719	32,127
*	Rite Aid Corp.	1,673,229	13,352
*	Sprouts Farmers
	Market Inc.	228,340	8,405
*	United Natural Foods Inc.	89,736	7,452
	Casey’s General Stores Inc.	71,477	6,272
*	SUPERVALU Inc.	465,475	4,599
	SpartanNash Co.	155,193	4,120
*	Pantry Inc.	95,977	3,522
*	Fresh Market Inc.	89,699	3,414
	PriceSmart Inc.	41,377	3,287
	Andersons Inc.	64,681	2,863
	Ingles Markets Inc. Class A	57,799	2,499
*	Natural Grocers by Vitamin
	Cottage Inc.	73,297	2,159
*	Chefs’ Warehouse Inc.	103,041	2,088
	Weis Markets Inc.	43,592	2,056
	Village Super Market Inc.
	Class A	54,644	1,510
			749,563
Food Products (20.1%)
	Mondelez International
	Inc. Class A	2,553,715	94,321
	Kraft Foods Group Inc.	908,539	58,201
	General Mills Inc.	953,650	51,297
	Archer-Daniels-Midland Co.	992,281	47,510

			Market
			Value•
		Shares	($000)
	Mead Johnson
	Nutrition Co.	313,351	32,827
	Kellogg Co.	421,888	27,203
	Keurig Green Mountain Inc.	196,688	25,093
	Hershey Co.	241,295	25,042
	ConAgra Foods Inc.	667,926	23,364
	Tyson Foods Inc. Class A	520,109	21,486
	JM Smucker Co.	169,289	19,527
	Bunge Ltd.	231,247	18,911
	Campbell Soup Co.	331,032	15,423
	McCormick & Co. Inc.	191,840	14,461
	Hormel Foods Corp.	237,712	13,909
*	WhiteWave Foods Co.
	Class A	298,498	12,223
*	Hain Celestial Group Inc.	171,765	10,740
	Ingredion Inc.	125,814	10,343
	Flowers Foods Inc.	341,253	7,385
	Pinnacle Foods Inc.	184,326	6,691
*	TreeHouse Foods Inc.	77,043	6,438
*	Post Holdings Inc.	113,570	5,619
*	Darling Ingredients Inc.	306,905	5,346
^	Pilgrim’s Pride Corp.	172,028	4,719
^	Sanderson Farms Inc.	45,020	3,836
	Lancaster Colony Corp.	40,916	3,740
	Fresh Del Monte
	Produce Inc.	100,386	3,535
	B&G Foods Inc.	120,393	3,449
	Snyder’s-Lance Inc.	111,405	3,437
	J&J Snack Foods Corp.	33,833	3,424
	Dean Foods Co.	207,378	3,343
	Cal-Maine Foods Inc.	82,190	3,093
	Tootsie Roll Industries Inc.	70,004	2,309
*	Boulder Brands Inc.	203,703	2,100
*	Diamond Foods Inc.	75,753	2,042
	Calavo Growers Inc.	48,454	2,033
*	Seneca Foods Corp. Class A	53,745	1,453
	Limoneira Co.	61,448	1,284
*	Landec Corp.	11,301	158
			597,315
Household Products (18.9%)
	Procter & Gamble Co.	3,882,773	330,540
	Colgate-Palmolive Co.	1,395,467	98,827
	Kimberly-Clark Corp.	575,243	63,081
	Clorox Co.	204,316	22,197
	Church & Dwight Co. Inc.	217,220	18,494
	Energizer Holdings Inc.	101,599	13,597
	Spectrum Brands
	Holdings Inc.	49,687	4,655
*	Harbinger Group Inc.	255,276	3,145
	WD-40 Co.	38,221	3,104
*	Central Garden and Pet Co.
	Class A	186,982	1,810
*	Central Garden and Pet Co.	166,993	1,513
			560,963

		Market
		Value•
	Shares	($000)
Personal Products (2.1%)
Estee Lauder Cos. Inc.
Class A	364,021	30,093
Avon Products Inc.	771,286	6,564
Nu Skin Enterprises Inc.
Class A	111,977	6,067
*,^ Herbalife Ltd.	147,567	4,576
Coty Inc. Class A	173,794	3,928
*	USANA Health Sciences Inc. 24,694	2,470
Inter Parfums Inc.	69,739	1,983
* Revlon Inc. Class A	56,821	1,918
* Medifast Inc.	57,568	1,821
* Elizabeth Arden Inc.	98,187	1,645
		61,065
Tobacco (13.4%)
Philip Morris
International Inc.	2,147,374	178,146
Altria Group Inc.	2,395,324	134,833
Lorillard Inc.	584,309	39,978
Reynolds American Inc.	508,747	38,472
Vector Group Ltd.	171,753	3,959
Universal Corp.	64,190	3,075
		398,463
Total Common Stocks
(Cost $2,314,335)		2,966,083
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1,2] Vanguard Market Liquidity
Fund, 0.134%
(Cost $6,114)	6,114,000	6,114
Total Investments (100.1%)
(Cost $2,320,449)		2,972,197
Other Assets and Liabilities (–0.1%)
Other Assets		6,297
Liabilities[2]		(10,246)
		(3,949)
Net Assets (100%)		2,968,248

Consumer Staples Index Fund

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,311,493
Undistributed Net Investment Income	9,923
Accumulated Net Realized Losses	(4,916)
Unrealized Appreciation (Depreciation)	651,748
Net Assets	2,968,248

Admiral Shares—Net Assets
Applicable to 4,741,284 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	300,818
Net Asset Value Per Share—
Admiral Shares	$63.45

ETF Shares—Net Assets
Applicable to 20,731,183 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,667,430
Net Asset Value Per Share—
ETF Shares	$128.67

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,392,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $4,745,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	34,537
Interest[1]	1
Securities Lending	30
Total Income	34,568
Expenses
The Vanguard Group—Note B
Investment Advisory Services	204
Management and Administrative—
Admiral Shares	104
Management and Administrative—
ETF Shares	880
Marketing and Distribution—
Admiral Shares	18
Marketing and Distribution—
ETF Shares	205
Custodian Fees	14
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	60
Trustees’ Fees and Expenses	1
Total Expenses	1,487
Net Investment Income	33,081
Realized Net Gain (Loss) on
Investment Securities Sold	47,180
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	212,678
Net Increase (Decrease) in Net Assets
Resulting from Operations	292,939

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,081	47,830
Realized Net Gain (Loss)	47,180	105,124
Change in Unrealized Appreciation (Depreciation)	212,678	140,426
Net Increase (Decrease) in Net Assets Resulting from Operations	292,939	293,380
Distributions
Net Investment Income
Admiral Shares	(4,833)	(4,382)
ETF Shares	(47,684)	(37,204)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(52,517)	(41,586)
Capital Share Transactions
Admiral Shares	59,800	15,610
ETF Shares	514,513	229,831
Net Increase (Decrease) from Capital Share Transactions	574,313	245,441
Total Increase (Decrease)	814,735	497,235
Net Assets
Beginning of Period	2,153,513	1,656,278
End of Period[2]	2,968,248	2,153,513

1 Interest income from an affiliated company of the fund was $1,000.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,923,000 and $29,359,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$57.74	$50.28	$44.44	$38.94	$32.92	$30.62
Investment Operations
Net Investment Income	.777[1]	1.281	1.287	1.077	.956	.860[1]
Net Realized and Unrealized Gain (Loss)
on Investments	6.119	7.379	5.832	5.357	6.013	2.290
Total from Investment Operations	6.896	8.660	7.119	6.434	6.969	3.150
Distributions
Dividends from Net Investment Income	(1.186)	(1.200)	(1.279)	(. 934)	(. 949)	(.850)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.186)	(1.200)	(1.279)	(. 934)	(. 949)	(.850)
Net Asset Value, End of Period	$63.45	$57.74	$50.28	$44.44	$38.94	$32.92

Total Return[2]	12.04%	17.41%	16.44%	16.81%	21.39%	10.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$301	$218	$175	$105	$57	$30
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.59%	2.52%	2.80%	2.80%	2.74%	2.61%
Portfolio Turnover Rate[3]	3%	5%	10%	7%	7%	7%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$117.12	$101.97	$90.12	$78.96	$66.72	$62.07
Investment Operations
Net Investment Income	1.591[1]	2.602	2.606	2.180	1.933	1.753[1]
Net Realized and Unrealized Gain
(Loss) on Investments	12.376	14.976	11.835	10.874	12.213	4.635
Total from Investment Operations	13.967	17.578	14.441	13.054	14.146	6.388
Distributions
Dividends from Net Investment Income	(2.417)	(2.428)	(2.591)	(1.894)	(1.906)	(1.738)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(2.417)	(2.428)	(2.591)	(1.894)	(1.906)	(1.738)
Net Asset Value, End of Period	$128.67	$117.12	$101.97	$90.12	$78.96	$66.72

Total Return	11.98%	17.42%	16.43%	16.80%	21.41%	10.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,667	$1,936	$1,481	$1,110	$782	$547
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.59%	2.52%	2.80%	2.80%	2.74%	2.61%
Portfolio Turnover Rate[2]	3%	5%	10%	7%	7%	7%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Consumer Staples Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $265,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $46,377,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $5,537,000 to offset future net capital gains through August 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $2,320,449,000. Net unrealized appreciation of investment securities for tax purposes was $651,748,000, consisting of unrealized gains of $666,084,000 on securities that had risen in value since their purchase and $14,336,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2015, the fund purchased $714,594,000 of investment securities and sold $160,655,000 of investment securities, other than temporary cash investments. Purchases and sales include $585,256,000 and $117,655,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Consumer Staples Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	78,451	1,275	69,898	1,286
Issued in Lieu of Cash Distributions	4,224	70	3,879	73
Redeemed	(22,875)	(375)	(58,167)	(1,074)
Net Increase (Decrease) —Admiral Shares	59,800	970	15,610	285
ETF Shares
Issued	636,615	5,178	476,843	4,205
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(122,102)	(975)	(247,012)	(2,200)
Net Increase (Decrease)—ETF Shares	514,513	4,203	229,831	2,005

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol	VENAX		VDE
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		2.52%	2.52%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Energy	US IMI/
	Fund	25/50	2500
Number of Stocks	163	162	2,481
Median Market Cap	$61.2B	$61.2B	$49.1B
Price/Earnings Ratio	16.3x	16.3x	21.3x
Price/Book Ratio	1.8x	1.8x	2.9x
Return on Equity	16.2%	16.2%	17.7%
Earnings Growth Rate	13.6%	13.6%	13.9%
Dividend Yield	2.7%	2.7%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
MSCI US
IMI/Energy		MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.53
Beta	1.00	1.16
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Coal & Consumable Fuels		0.6%
Integrated Oil & Gas		38.1
Oil & Gas Drilling		1.9
Oil & Gas Equipment & Services		15.6
Oil & Gas Exploration & Production		25.4
Oil & Gas Refining & Marketing		8.1
Oil & Gas Storage & Transportation		10.3

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil & Gas	21.7%
Chevron Corp.	Integrated Oil & Gas	11.7
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	6.3
ConocoPhillips	Oil & Gas Exploration
	& Production	4.7
Kinder Morgan Inc.	Oil & Gas Storage
	& Transportation	4.3
Occidental	Integrated Oil
Petroleum Corp.	& Gas	3.5
EOG Resources	Oil & Gas Exploration
Inc.	& Production	2.9
Phillips 66	Oil & Gas Refining
	& Marketing	2.5
Anadarko	Oil & Gas Exploration
Petroleum Corp.	& Production	2.5
Halliburton Co.	Oil & Gas Equipment
	& Services	2.1
Top Ten		62.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.12% for Admiral Shares and 0.12% for ETF Shares.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		–9.91%	7.86%	9.45%
Net Asset Value		–9.92	7.85	9.45
Admiral Shares	10/7/2004	–9.88	7.87	9.44

See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Energy Equipment & Services (17.5%)
	Oil & Gas Drilling (1.9%)
	Helmerich & Payne Inc.	279,725	18,758
	Ensco plc Class A	605,279	14,811
	Noble Corp. plc	651,534	10,842
	Nabors Industries Ltd.	672,354	8,613
	Patterson-UTI Energy Inc.	378,881	7,080
	Rowan Cos. plc Class A	305,422	6,600
^	Diamond Offshore
	Drilling Inc.	176,892	5,383
	Atwood Oceanics Inc.	157,734	4,891
*	Unit Corp.	115,132	3,516
*	Parker Drilling Co.	315,101	974
*	Pioneer Energy
	Services Corp.	164,676	876
	Transocean Partners LLC	39,542	541
	Paragon Offshore plc	218,873	451
*	Vantage Drilling Co.	635,953	235
*	Hercules Offshore Inc.	415,669	187

	Oil & Gas Equipment & Services (15.6%)
	Schlumberger Ltd.	3,323,723	279,724
	Halliburton Co.	2,188,983	93,995
	Baker Hughes Inc.	1,117,649	69,864
	National Oilwell Varco Inc.	1,112,160	60,446
*	Weatherford
	International plc	1,998,827	25,365
*	FMC Technologies Inc.	604,080	24,121
*	Cameron International Corp. 510,038		24,013
*	Dresser-Rand Group Inc.	198,049	16,119
	Oceaneering
	International Inc.	271,337	14,796
	Core Laboratories NV	113,154	12,438
	Superior Energy
	Services Inc.	392,754	8,790
*	Dril-Quip Inc.	102,121	7,420
	Bristow Group Inc.	90,704	5,618
*	Oil States International Inc.	123,409	5,366
	Exterran Holdings Inc.	159,003	5,163
^	US Silica Holdings Inc.	139,055	4,507
*	Helix Energy Solutions
	Group Inc.	258,694	3,994
	Tidewater Inc.	128,248	3,617
*	SEACOR Holdings Inc.	45,522	3,301
*	Forum Energy
	Technologies Inc.	157,841	3,083
	RPC Inc.	169,189	2,274
*	Newpark Resources Inc.	216,793	2,053
^	CARBO Ceramics Inc.	53,616	1,954
	Frank’s International NV	99,526	1,767
*	Hornbeck Offshore
	Services Inc.	84,363	1,760
*	C&J Energy Services Inc.	114,236	1,557
*	McDermott
	International Inc.	613,450	1,534

			Market
			Value•
		Shares	($000)
*	Matrix Service Co.	68,437	1,273
*	TETRA Technologies Inc.	205,466	1,227
*	Era Group Inc.	50,521	1,114
*	RigNet Inc.	34,081	1,078
	Gulfmark Offshore Inc.	64,599	1,062
*	PHI Inc.	32,015	1,031
	Tesco Corp.	86,941	924
*	ION Geophysical Corp.	344,972	786
*	Willbros Group Inc.	115,524	732
*	Key Energy Services Inc.	356,685	731
*	Natural Gas Services
	Group Inc.	34,437	664
*	Basic Energy Services Inc.	89,194	664
*	Geospace
	Technologies Corp.	33,894	631
*	Seventy Seven Energy Inc.	108,063	519
*	CHC Group Ltd.	85,738	211
			781,044
Oil, Gas & Consumable Fuels (82.6%)
	Coal & Consumable Fuels (0.6%)
	CONSOL Energy Inc.	594,562	19,145
^	Peabody Energy Corp.	700,460	5,534
*	Cloud Peak Energy Inc.	157,489	1,305
*,^	Alpha Natural
	Resources Inc.	572,223	727
*,^	Arch Coal Inc.	548,337	718
*,^	Solazyme Inc.	153,505	410

	Integrated Oil & Gas (38.1%)
	Exxon Mobil Corp.	10,937,585	968,414
	Chevron Corp.	4,882,927	520,911
	Occidental Petroleum
	Corp.	2,013,755	156,831
	Hess Corp.	695,006	52,181

	Oil & Gas Exploration & Production (25.5%)
	ConocoPhillips	3,179,473	207,302
	EOG Resources Inc.	1,415,570	127,005
	Anadarko Petroleum Corp. 1,308,227		110,192
	Apache Corp.	972,480	64,028
	Devon Energy Corp.	1,003,948	61,833
	Pioneer Natural
	Resources Co.	384,662	58,669
	Marathon Oil Corp.	1,743,319	48,569
	Noble Energy Inc.	999,011	47,183
*	Concho Resources Inc.	307,680	33,512
	EQT Corp.	391,420	31,239
	Cabot Oil & Gas Corp.	1,066,920	30,941
	Cimarex Energy Co.	225,459	24,728
*	Southwestern Energy Co.	983,109	24,656
	Chesapeake Energy Corp.	1,374,436	22,926
	Murphy Oil Corp.	435,568	22,166
	Range Resources Corp.	435,781	21,589
*	Whiting Petroleum Corp.	429,866	14,542
*	Newfield Exploration Co.	411,933	13,606
	Energen Corp.	189,187	12,229

			Market
			Value•
		Shares	($000)
*	Continental Resources Inc.	240,556	10,702
*	Gulfport Energy Corp.	220,663	10,109
	QEP Resources Inc.	441,615	9,486
*	Diamondback Energy Inc.	124,458	8,863
	SM Energy Co.	173,910	8,438
	Denbury Resources Inc.	909,702	7,641
*	Cobalt International
	Energy Inc.	745,143	7,630
*,^	Ultra Petroleum Corp.	395,289	6,431
*	California Resources Corp.	804,679	5,761
*	WPX Energy Inc.	498,539	5,374
*	Carrizo Oil & Gas Inc.	112,923	5,374
*	Antero Resources Corp.	135,222	5,334
*	PDC Energy Inc.	92,558	4,783
*	Matador Resources Co.	179,817	3,895
*	Oasis Petroleum Inc.	261,492	3,747
^	LinnCo LLC	331,631	3,658
*	Bonanza Creek Energy Inc.	105,858	2,853
*	Rice Energy Inc.	144,059	2,821
*	Rosetta Resources Inc.	158,628	2,812
*	RSP Permian Inc.	99,887	2,713
*	Kosmos Energy Ltd.	299,570	2,690
*	Memorial Resource
	Development Corp.	131,062	2,688
*	Synergy Resources Corp.	223,252	2,668
*	Stone Energy Corp.	144,876	2,454
*	Parsley Energy Inc. Class A	158,004	2,353
*,^	Laredo Petroleum Inc.	185,397	2,212
*	Gran Tierra Energy Inc.	738,727	1,869
*	Sanchez Energy Corp.	136,094	1,824
*,^	SandRidge Energy Inc.	956,263	1,693
*	EP Energy Corp. Class A	126,416	1,422
*	Northern Oil and Gas Inc.	149,495	1,289
*	Bill Barrett Corp.	128,133	1,286
*,^	Halcon Resources Corp.	654,292	1,256
*	Penn Virginia Corp.	188,029	1,249
*,^	Magnum Hunter Resources
	Corp.	413,089	1,091
^	Energy XXI Ltd.	218,062	1,036
*	Contango Oil & Gas Co.	42,516	1,000
^	EXCO Resources Inc.	424,250	891
*,^	Triangle Petroleum Corp.	166,992	828
*	Clayton Williams Energy Inc.	15,691	770
*,^	Approach Resources Inc.	96,989	750
*	VAALCO Energy Inc.	141,668	686
*,^	Rex Energy Corp.	125,768	616
^	Comstock Resources Inc.	117,372	610
*	Eclipse Resources Corp.	82,111	589
	W&T Offshore Inc.	97,758	584
*	Jones Energy Inc. Class A	61,758	527
*	Ring Energy Inc.	50,477	480
	Evolution Petroleum Corp.	67,972	464
*,^	Goodrich Petroleum Corp.	91,788	411
*,^	Swift Energy Co.	113,344	355
*	Resolute Energy Corp.	130,874	139

Energy Index Fund

		Market
		Value•
	Shares	($000)
Oil & Gas Refining & Marketing (8.1%)
Phillips 66	1,429,724	112,176
Valero Energy Corp.	1,346,356	83,057
Marathon Petroleum Corp.	723,806	75,999
Tesoro Corp.	326,178	29,956
HollyFrontier Corp.	480,377	21,132
World Fuel Services Corp.	185,916	10,179
Western Refining Inc.	203,845	9,601
PBF Energy Inc. Class A	215,757	6,725
Delek US Holdings Inc.	140,566	5,240
Green Plains Inc.	87,272	2,029
CVR Energy Inc.	44,741	1,879
*,^ Clean Energy Fuels Corp.	186,003	1,118
Alon USA Energy Inc.	71,858	1,002
* Renewable Energy
Group Inc.	86,898	775

Oil & Gas Storage & Transportation (10.3%)
Kinder Morgan Inc.	4,650,622	190,722
Williams Cos. Inc.	1,834,156	89,947
Spectra Energy Corp.	1,733,204	61,511
* Cheniere Energy Inc.	581,184	46,861
ONEOK Inc.	537,873	23,806
Plains GP Holdings LP
Class A	529,900	15,176
Targa Resources Corp.	126,457	12,593
SemGroup Corp. Class A	112,272	8,680
* Enbridge Energy
Management LLC	133,275	4,969
EnLink Midstream LLC	130,690	3,528
		3,678,957
Total Common Stocks
(Cost $4,519,972)		4,460,001
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1,2] Vanguard Market Liquidity
Fund, 0.134%
(Cost $12,297)	12,296,802	12,297
Total Investments (100.4%)
(Cost $4,532,269)		4,472,298
Other Assets and Liabilities (–0.4%)
Other Assets		62,646
Liabilities[2]		(79,720)
		(17,074)
Net Assets (100%)		4,455,224

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	4,574,388
Undistributed Net Investment Income	19,853
Accumulated Net Realized Losses	(79,046)
Unrealized Appreciation (Depreciation)	(59,971)
Net Assets	4,455,224

Admiral Shares—Net Assets
Applicable to 12,973,599 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	721,748
Net Asset Value Per Share—
Admiral Shares	$55.63

ETF Shares—Net Assets
Applicable to 33,523,423 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,733,476
Net Asset Value Per Share—
ETF Shares	$111.37

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,405,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $12,297,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	48,014
Interest[1]	3
Securities Lending	560
Total Income	48,577
Expenses
The Vanguard Group—Note B
Investment Advisory Services	304
Management and Administrative—
Admiral Shares	228
Management and Administrative—
ETF Shares	1,186
Marketing and Distribution—
Admiral Shares	55
Marketing and Distribution—
ETF Shares	312
Custodian Fees	20
Shareholders’ Reports—Admiral Shares	4
Shareholders’ Reports—ETF Shares	92
Trustees’ Fees and Expenses	1
Total Expenses	2,202
Net Investment Income	46,375
Realized Net Gain (Loss)
Investment Securities Sold	123,716
Futures Contracts	6
Realized Net Gain (Loss)	123,722
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(978,828)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(808,731)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,375	65,317
Realized Net Gain (Loss)	123,722	145,782
Change in Unrealized Appreciation (Depreciation)	(978,828)	485,296
Net Increase (Decrease) in Net Assets Resulting from Operations	(808,731)	696,395
Distributions
Net Investment Income
Admiral Shares	(10,925)	(9,355)
ETF Shares	(62,233)	(44,452)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(73,158)	(53,807)
Capital Share Transactions
Admiral Shares	274,115	20,148
ETF Shares	1,020,792	664,185
Net Increase (Decrease) from Capital Share Transactions	1,294,907	684,333
Total Increase (Decrease)	413,018	1,326,921
Net Assets
Beginning of Period	4,042,206	2,715,285
End of Period[2]	4,455,224	4,042,206

1 Interest income from an affiliated company of the fund was $3,000.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $19,853,000 and $46,636,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$71.06	$58.18	$51.63	$50.17	$37.58	$37.34
Investment Operations
Net Investment Income	.720[1]	1.164	1.108	.913	.708	.654
Net Realized and Unrealized Gain (Loss)
on Investments	(15.046)	12.815	6.439	1.358	12.508	.166
Total from Investment Operations	(14.326)	13.979	7.547	2.271	13.216	. 820
Distributions
Dividends from Net Investment Income	(1.104)	(1.099)	(. 997)	(.811)	(. 626)	(. 580)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(1.104)	(1.099)	(. 997)	(.811)	(. 626)	(. 580)
Net Asset Value, End of Period	$55.63	$71.06	$58.18	$51.63	$50.17	$37.58

Total Return[2]	–20.11%	24.32%	14.86%	4.61%	35.21%	2.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$722	$575	$460	$254	$237	$131
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.45%	1.98%	2.02%	1.81%	1.48%	1.71%
Portfolio Turnover Rate[3]	4%	4%	9%	12%	11%	16%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$142.26	$116.47	$103.35	$100.41	$75.20	$74.74
Investment Operations
Net Investment Income	1.418[1]	2.329	2.215	1.827	1.417	1.312
Net Realized and Unrealized Gain (Loss)
on Investments	(30.099)	25.655	12.899	2.731	25.040	.341
Total from Investment Operations	(28.681)	27.984	15.114	4.558	26.457	1.653
Distributions
Dividends from Net Investment Income	(2.209)	(2.194)	(1.994)	(1.618)	(1.247)	(1.193)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(2.209)	(2.194)	(1.994)	(1.618)	(1.247)	(1.193)
Net Asset Value, End of Period	$111.37	$142.26	$116.47	$103.35	$100.41	$75.20

Total Return	–20.14%	24.31%	14.85%	4.60%	35.22%	2.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,733	$3,467	$2,255	$1,917	$1,782	$1,041
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.45%	1.98%	2.02%	1.81%	1.48%	1.71%
Portfolio Turnover Rate[2]	4%	4%	9%	12%	11%	16%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at February 28, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

Energy Index Fund

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $377,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $129,051,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $73,716,000 to offset future net capital gains. Of this amount, $68,284,000 is subject to expiration dates; $37,585,000 may be used to offset future net capital gains through August 31, 2018 and $30,699,000 through August 31, 2019. Capital losses of $5,432,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Energy Index Fund

At February 28, 2015, the cost of investment securities for tax purposes was $4,532,269,000. Net unrealized depreciation of investment securities for tax purposes was $59,971,000, consisting of unrealized gains of $271,172,000 on securities that had risen in value since their purchase and $331,143,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2015, the fund purchased $1,699,176,000 of investment securities and sold $426,334,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,213,333,000 and $340,911,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	344,874	6,081	202,436	3,067
Issued in Lieu of Cash Distributions	9,612	178	8,197	133
Redeemed	(80,371)	(1,378)	(190,485)	(3,018)
Net Increase (Decrease) —Admiral Shares	274,115	4,881	20,148	182
ETF Shares
Issued	1,366,578	12,052	995,909	7,611
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(345,786)	(2,900)	(331,724)	(2,600)
Net Increase (Decrease)—ETF Shares	1,020,792	9,152	664,185	5,011

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol		VFAIX	VFH
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		2.07%	2.08%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Financials	US IMI/
	Fund	25/50	2500
Number of Stocks	557	556	2,481
Median Market Cap	$31.3B	$31.3B	$49.1B
Price/Earnings Ratio	17.5x	17.5x	21.3x
Price/Book Ratio	1.5x	1.5x	2.9x
Return on Equity	10.0%	10.0%	17.7%
Earnings Growth Rate	19.0%	19.0%	13.9%
Dividend Yield	2.2%	2.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Financials		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.82
Beta		1.00	1.09

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Asset Management & Custody Banks	7.1%
Consumer Finance	4.8
Diversified Banks	23.5
Diversified REITs	1.3
Health Care REITs	2.5
Hotel & Resort REITs	1.4
Insurance Brokers	2.0
Investment Banking & Brokerage	5.2
Life & Health Insurance	4.5
Mortgage REITs	1.6
Multi-line Insurance	3.3
Multi-Sector Holdings	4.6
Office REITs	3.0
Property & Casualty Insurance	6.3
Regional Banks	9.4
Reinsurance	1.1
Residential REITs	3.0
Retail REITs	4.6
Specialized Finance	3.2
Specialized REITs	4.4
Thrifts & Mortgage Finance	1.2
Other Financials	2.0

Ten Largest Holdings (% of total net assets)

Wells Fargo & Co.	Diversified Banks	6.9%
JPMorgan Chase
& Co.	Diversified Banks	5.9
Berkshire	Multi-Sector
Hathaway Inc.	Holdings	4.4
Bank of America
Corp.	Diversified Banks	4.3
Citigroup Inc.	Diversified Banks	4.1
US Bancorp	Diversified Banks	2.0
American
International	Multi-line
Group Inc.	Insurance	2.0
American	Consumer
Express Co.	Finance	1.9
Goldman Sachs	Investment Banking
Group Inc.	& Brokerage	1.9
Simon Property
Group Inc.	Retail REITs	1.5
Top Ten		34.9%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.12% for Admiral Shares and 0.12% for ETF Shares.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2004–February 28, 2015

Financials Index Fund ETF Shares Net Asset Value
Spliced US IMI/Financials 25/50

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		13.97%	13.46%	1.38%
Net Asset Value		13.95	13.46	1.39
Admiral Shares	2/4/2004	13.95	13.47	1.37

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Banks (32.7%)
	Wells Fargo & Co.	3,412,622	186,978
	JPMorgan Chase & Co.	2,588,559	158,627
	Bank of America Corp.	7,282,207	115,132
	Citigroup Inc.	2,097,882	109,971
	US Bancorp	1,239,090	55,276
	PNC Financial Services
	Group Inc.	364,400	33,510
	BB&T Corp.	498,806	18,980
	SunTrust Banks Inc.	361,065	14,804
	Fifth Third Bancorp	575,532	11,142
	M&T Bank Corp.	82,394	9,970
	Regions Financial Corp.	951,551	9,144
	KeyCorp	604,056	8,414
	Huntington Bancshares Inc.	563,459	6,164
	CIT Group Inc.	128,062	5,923
	Comerica Inc.	124,689	5,708
	First Republic Bank	90,451	5,156
*	SVB Financial Group	35,326	4,342
*	Signature Bank	34,838	4,297
	East West Bancorp Inc.	99,102	3,959
	Zions Bancorporation	139,513	3,730
	City National Corp.	34,300	3,100
	PacWest Bancorp	67,055	3,073
	Investors Bancorp Inc.	247,365	2,840
	Synovus Financial Corp.	95,520	2,674
	Cullen/Frost Bankers Inc.	38,984	2,643
	Umpqua Holdings Corp.	150,680	2,492
	Commerce Bancshares Inc.	59,504	2,471
*	Popular Inc.	71,081	2,453
	Citizens Financial Group Inc. 96,319		2,393
	Prosperity Bancshares Inc.	45,474	2,352
	First Horizon National Corp.	164,249	2,347
	First Niagara Financial
	Group Inc.	243,990	2,162
	BankUnited Inc.	66,266	2,148
	Webster Financial Corp.	62,130	2,145
	FirstMerit Corp.	113,458	2,059
	Associated Banc-Corp	106,342	1,982
	Bank of the Ozarks Inc.	53,624	1,963
	Bank of Hawaii Corp.	30,810	1,857
	PrivateBancorp Inc.	51,348	1,783
	Susquehanna
	Bancshares Inc.	129,049	1,731
	TCF Financial Corp.	108,817	1,707
	Hancock Holding Co.	56,114	1,642
	United Bankshares Inc.	42,729	1,600
	Fulton Financial Corp.	128,854	1,559
*	Western Alliance Bancorp	54,074	1,535
	FNB Corp.	113,690	1,459
*	Texas Capital
	Bancshares Inc.	31,357	1,456
	Valley National Bancorp	151,261	1,452
	Wintrust Financial Corp.	30,323	1,428
	Iberiabank Corp.	21,828	1,378
	MB Financial Inc.	44,096	1,375
	UMB Financial Corp.	26,472	1,364

			Market
			Value•
		Shares	($000)
	Cathay General Bancorp	51,790	1,338
	BancorpSouth Inc.	59,116	1,324
	Glacier Bancorp Inc.	51,167	1,243
	First Citizens BancShares
	Inc. Class A	4,927	1,243
	Old National Bancorp	81,591	1,150
	South State Corp.	16,596	1,121
	Home BancShares Inc.	34,310	1,086
	Columbia Banking
	System Inc.	37,045	1,044
	CVB Financial Corp.	65,260	1,021
	Trustmark Corp.	44,037	1,015
	Pinnacle Financial
	Partners Inc.	23,767	998
	Community Bank
	System Inc.	27,942	992
	BOK Financial Corp.	16,687	984
	International Bancshares
	Corp.	39,282	973
*	Hilltop Holdings Inc.	51,447	957
	National Penn
	Bancshares Inc.	86,214	925
	First Financial
	Bankshares Inc.	35,207	925
	First Midwest Bancorp Inc.	51,524	881
	Sterling Bancorp	58,949	809
	WesBanco Inc.	23,850	781
	Westamerica
	Bancorporation	17,777	766
	First Financial Bancorp	42,742	745
	NBT Bancorp Inc.	30,175	724
	Boston Private Financial
	Holdings Inc.	57,581	723
	Independent Bank Corp.	17,089	715
	BBCN Bancorp Inc.	51,687	711
*	Eagle Bancorp Inc.	18,579	690
	Park National Corp.	7,968	678
	Chemical Financial Corp.	22,313	673
	Union Bankshares Corp.	29,752	651
	LegacyTexas Financial
	Group Inc.	26,109	600
	Banner Corp.	13,411	585
	Renasant Corp.	20,418	581
	S&T Bancorp Inc.	20,446	579
	Talmer Bancorp Inc.
	Class A	40,956	579
	First Commonwealth
	Financial Corp.	64,883	550
	OFG Bancorp	31,435	549
	First Merchants Corp.	23,394	528
*	First BanCorp	76,163	502
*	Capital Bank Financial Corp.	18,883	501
	National Bank Holdings
	Corp. Class A	26,803	500
	City Holding Co.	10,772	497
	Ameris Bancorp	18,437	482
	Tompkins Financial Corp.	9,197	478
	Simmons First National
	Corp. Class A	11,299	463

39

			Market
			Value•
		Shares	($000)
	Wilshire Bancorp Inc.	48,353	460
	Lakeland Financial Corp.	11,764	459
	State Bank Financial Corp.	22,063	450
	Sandy Spring Bancorp Inc.	17,298	446
	Towne Bank	28,766	446
	Southside Bancshares Inc.	14,936	429
	Hanmi Financial Corp.	21,728	429
	Cardinal Financial Corp.	20,728	406
	United Community
	Banks Inc.	20,844	396
	Flushing Financial Corp.	19,555	383
*	Customers Bancorp Inc.	16,847	373
	Washington Trust
	Bancorp Inc.	9,722	365
	Centerstate Banks Inc.	30,803	361
	First Interstate BancSystem
	Inc. Class A	13,563	358
*	Square 1 Financial Inc.
	Class A	12,746	353
	Community Trust
	Bancorp Inc.	10,720	350
	Central Pacific Financial Corp.	14,707	337
*	First NBC Bank Holding Co.	10,279	336
	Trico Bancshares	13,986	334
	First Busey Corp.	51,706	327
	Stock Yards Bancorp Inc.	9,568	318
	Heartland Financial USA Inc.	10,196	313
	Opus Bank	10,483	305
	BancFirst Corp.	4,759	283
	CoBiz Financial Inc.	24,982	282
	Lakeland Bancorp Inc.	25,937	282
	Hudson Valley Holding Corp.	10,213	265
	Bryn Mawr Bank Corp.	8,689	260
	Enterprise Financial Services
	Corp.	12,858	259
	1st Source Corp.	8,315	257
	MainSource Financial
	Group Inc.	13,439	251
	German American
	Bancorp Inc.	8,669	249
	First Financial Corp.	7,333	247
	Great Southern Bancorp Inc.	6,556	245
	Arrow Financial Corp.	8,687	232
*	Bancorp Inc.	24,697	231
	Independent Bank Group Inc.	6,242	225
	Southwest Bancorp Inc.	12,788	213
	First Bancorp	12,101	213
	Univest Corp. of
	Pennsylvania	11,113	211
	First of Long Island Corp.	8,444	207
*	HomeTrust Bancshares Inc.	13,109	207
	Financial Institutions Inc.	9,146	206
	First Community
	Bancshares Inc.	11,128	179
	Republic Bancorp Inc.
	Class A	7,115	170
*	Sun Bancorp Inc.	8,078	150
			885,768

Financials Index Fund

			Market
			Value•
		Shares	($000)
Capital Markets (12.4%)
	Goldman Sachs Group Inc.	271,372	51,504
	Morgan Stanley	1,015,735	36,353
	BlackRock Inc.	91,619	34,029
	Bank of New York Mellon
	Corp.	780,842	30,562
	Charles Schwab Corp.	813,859	23,879
	State Street Corp.	289,093	21,523
	Ameriprise Financial Inc.	127,772	17,074
	Franklin Resources Inc.	280,511	15,100
	T. Rowe Price Group Inc.	179,533	14,829
	Invesco Ltd.	297,773	11,991
	Northern Trust Corp.	155,025	10,825
*	Affiliated Managers
	Group Inc.	38,365	8,303
	TD Ameritrade Holding Corp. 188,629		6,842
*	E*TRADE Financial Corp.	199,248	5,187
	Raymond James
	Financial Inc.	87,783	5,015
	SEI Investments Co.	98,544	4,241
	Legg Mason Inc.	72,027	4,125
	Eaton Vance Corp.	81,830	3,445
	NorthStar Asset
	Management Group Inc.	129,587	3,145
	Waddell & Reed Financial
	Inc. Class A	58,557	2,896
	LPL Financial Holdings Inc.	55,626	2,495
*	Stifel Financial Corp.	42,971	2,354
	Federated Investors Inc.
	Class B	64,798	2,134
	Janus Capital Group Inc.	103,228	1,701
	Financial Engines Inc.	35,743	1,440
	WisdomTree
	Investments Inc.	73,103	1,366
	Evercore Partners Inc.
	Class A	23,708	1,215
	Artisan Partners Asset
	Management Inc. Class A	23,749	1,152
	BGC Partners Inc. Class A	119,944	1,089
	HFF Inc. Class A	23,289	829
	Greenhill & Co. Inc.	18,364	711
	Virtus Investment
	Partners Inc.	5,081	671
*	KCG Holdings Inc. Class A	52,704	663
*	Piper Jaffray Cos.	11,096	608
	Cohen & Steers Inc.	13,722	572
*	Investment Technology
	Group Inc.	24,143	544
*,^	Walter Investment
	Management Corp.	25,750	429
	Moelis & Co. Class A	11,899	383
	Arlington Asset Investment
	Corp. Class A	15,252	381
*	Cowen Group Inc. Class A	71,255	377
	Westwood Holdings
	Group Inc.	4,904	306
	Diamond Hill Investment
	Group Inc.	2,128	300
*	INTL. FCStone Inc.	10,358	282
*	Ladenburg Thalmann
	Financial Services Inc.	70,262	271
*	Safeguard Scientifics Inc.	13,991	258
	RCS Capital Corp. Class A	22,313	254
	GAMCO Investors Inc.	3,207	242
	Oppenheimer Holdings Inc.
	Class A	7,342	155
	Pzena Investment
	Management Inc. Class A	8,784	73
	FXCM Inc. Class A	23,840	50
			334,173

			Market
			Value•
		Shares	($000)
Consumer Finance (4.8%)
	American Express Co.	644,745	52,605
	Capital One Financial Corp.	384,963	30,300
	Discover Financial Services	313,974	19,146
*	Ally Financial Inc.	298,081	6,194
	Navient Corp.	283,978	6,077
*	Synchrony Financial	115,245	3,682
	SLM Corp.	290,742	2,753
*	PRA Group Inc.	34,793	1,743
	Santander Consumer USA
	Holdings Inc.	60,896	1,372
*	Credit Acceptance Corp.	5,063	928
*	First Cash Financial
	Services Inc.	18,499	891
	Nelnet Inc. Class A	17,938	836
*	Springleaf Holdings Inc.	19,718	758
*	Encore Capital Group Inc.	16,743	669
*	World Acceptance Corp.	5,243	431
*	Enova International Inc.	18,137	419
	Cash America
	International Inc.	19,257	416
*	Ezcorp Inc. Class A	35,192	367
*	Green Dot Corp. Class A	22,808	354
			129,941
Diversified Financial Services (8.3%)
*	Berkshire Hathaway Inc.
	Class B	799,885	117,911
	CME Group Inc.	221,645	21,262
	McGraw Hill Financial Inc.	188,022	19,385
	Intercontinental
	Exchange Inc.	78,277	18,423
	Moody’s Corp.	130,998	12,699
	FNF Group	173,283	6,363
	Voya Financial Inc.	141,718	6,262
	Leucadia National Corp.	216,142	5,129
	MSCI Inc. Class A	73,651	4,133
	NASDAQ OMX Group Inc.	81,692	4,098
	CBOE Holdings Inc.	58,820	3,531
	MarketAxess Holdings Inc.	26,070	2,075
	Interactive Brokers
	Group Inc.	36,538	1,164
*	PHH Corp.	37,343	907
*	FNFV Group	56,993	849
*	PICO Holdings Inc.	15,601	268
*	NewStar Financial Inc.	15,237	152
			224,611
Insurance (17.0%)
	American International
	Group Inc.	969,380	53,636
	MetLife Inc.	668,665	33,988
	ACE Ltd.	229,673	26,185
	Prudential Financial Inc.	315,862	25,538
	Travelers Cos. Inc.	229,419	24,649
	Marsh & McLennan
	Cos. Inc.	375,554	21,365
	Allstate Corp.	290,386	20,501
	Aflac Inc.	312,599	19,459
	Aon plc	187,575	18,825
	Chubb Corp.	163,249	16,398
	Hartford Financial Services
	Group Inc.	298,722	12,236
	Principal Financial
	Group Inc.	202,841	10,379
	Lincoln National Corp.	180,002	10,375
	Progressive Corp.	387,268	10,321
	Loews Corp.	233,171	9,562
*	Markel Corp.	9,677	7,214
	XL Group plc Class A	178,700	6,469
	Unum Group	175,725	5,897

			Market
			Value•
		Shares	($000)
	Cincinnati Financial Corp.	107,232	5,658
	Everest Re Group Ltd.	31,382	5,568
*	Alleghany Corp.	11,305	5,342
*	Arch Capital Group Ltd.	89,358	5,286
	Willis Group Holdings plc	110,744	5,285
	Arthur J Gallagher & Co.	111,819	5,254
	Torchmark Corp.	90,164	4,801
	Reinsurance Group of
	America Inc. Class A	47,303	4,225
	HCC Insurance Holdings Inc.	66,987	3,743
	WR Berkley Corp.	74,869	3,737
	Axis Capital Holdings Ltd.	69,110	3,582
	PartnerRe Ltd.	30,972	3,546
	American Financial Group Inc.	52,549	3,311
	Assurant Inc.	49,361	3,024
	Assured Guaranty Ltd.	106,460	2,823
	White Mountains Insurance
	Group Ltd.	4,218	2,814
	Brown & Brown Inc.	85,087	2,735
	RenaissanceRe Holdings Ltd.	26,649	2,732
	Allied World Assurance Co.
	Holdings AG	67,153	2,716
*	Genworth Financial Inc.
	Class A	344,045	2,666
	Old Republic
	International Corp.	171,729	2,603
	First American Financial
	Corp.	74,277	2,602
	Validus Holdings Ltd.	57,451	2,392
	CNO Financial Group Inc.	138,710	2,255
	Hanover Insurance
	Group Inc.	30,313	2,129
	Aspen Insurance
	Holdings Ltd.	44,898	2,059
	Primerica Inc.	37,264	1,965
	Endurance Specialty
	Holdings Ltd.	30,688	1,951
	StanCorp Financial Group Inc.	29,412	1,946
	ProAssurance Corp.	39,979	1,799
	Erie Indemnity Co. Class A	17,525	1,523
	American Equity Investment
	Life Holding Co.	48,809	1,391
	Platinum Underwriters
	Holdings Ltd.	18,159	1,386
	RLI Corp.	26,587	1,287
	AmTrust Financial
	Services Inc.	23,363	1,259
	Symetra Financial Corp.	55,613	1,256
*	Enstar Group Ltd.	8,083	1,124
	Kemper Corp.	28,913	1,064
	Selective Insurance
	Group Inc.	38,508	1,049
	Mercury General Corp.	18,948	1,033
	Montpelier Re Holdings Ltd.	28,196	1,016
	Argo Group International
	Holdings Ltd.	19,560	937
	Horace Mann
	Educators Corp.	28,703	925
*	MBIA Inc.	99,465	895
*	Ambac Financial Group Inc.	30,931	770
*	Greenlight Capital Re Ltd.
	Class A	21,163	693
	Infinity Property & Casualty
	Corp.	7,948	616
	Stewart Information
	Services Corp.	15,321	577
*	Third Point Reinsurance Ltd.	39,070	549
*	Navigators Group Inc.	7,288	545
	Maiden Holdings Ltd.	37,523	537
	AMERISAFE Inc.	12,782	531

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Employers Holdings Inc.	21,711	512
	Safety Insurance Group Inc.	8,660	507
	National General Holdings
	Corp.	25,544	475
	FBL Financial Group Inc.
	Class A	7,654	443
	United Fire Group Inc.	14,857	429
	National Western Life
	Insurance Co. Class A	1,646	414
*	Heritage Insurance
	Holdings Inc.	17,578	350
	HCI Group Inc.	6,521	309
	United Insurance Holdings
	Corp.	12,119	296
	Meadowbrook Insurance
	Group Inc.	32,523	272
	State Auto Financial Corp.	11,225	266
	OneBeacon Insurance Group
	Ltd. Class A	14,768	222
*	Citizens Inc. Class A	29,018	212
	Fidelity & Guaranty Life	8,053	167
*	Global Indemnity plc	5,967	161
	National Interstate Corp.	5,355	143
	Baldwin & Lyons Inc.	5,817	135
	Kansas City Life Insurance Co. 2,603		122
	EMC Insurance Group Inc.	3,730	117
	Donegal Group Inc. Class A	6,483	99
*	eHealth Inc.	10,900	99
	Crawford & Co. Class A	10,283	77
	Crawford & Co. Class B	7,382	67
			460,403
Real Estate Investment Trusts (REITs) (22.6%)
	Simon Property Group Inc.	215,204	40,966
	American Tower
	Corporation	289,200	28,671
	Public Storage	101,727	20,063
	Crown Castle International
	Corp.	231,204	19,955
	Health Care REIT Inc.	239,870	18,496
	Equity Residential	238,478	18,370
	Ventas Inc.	224,254	16,700
	AvalonBay Communities Inc.	91,414	15,389
	Prologis Inc.	346,335	14,792
	Boston Properties Inc.	106,103	14,580
	HCP Inc.	318,078	13,474
	Vornado Realty Trust	117,086	12,884
	Weyerhaeuser Co.	364,747	12,806
	Host Hotels & Resorts Inc.	524,574	11,016
	General Growth
	Properties Inc.	367,464	10,660
	Essex Property Trust Inc.	44,280	9,849
	SL Green Realty Corp.	66,839	8,484
	Macerich Co.	97,554	8,160
	Realty Income Corp.	154,329	7,726
	Kimco Realty Corp.	284,971	7,489
	Annaly Capital
	Management Inc.	656,392	6,971
	Federal Realty
	Investment Trust	47,204	6,704
	Digital Realty Trust Inc.	93,961	6,237
	American Realty Capital
	Properties Inc.	626,119	6,142
	UDR Inc.	176,778	5,646
	Plum Creek Timber Co. Inc.	122,200	5,308
	American Capital Agency
	Corp.	243,404	5,217
	Extra Space Storage Inc.	76,590	5,038
	Duke Realty Corp.	235,503	5,030
	Alexandria Real Estate
	Equities Inc.	49,971	4,793

			Market
			Value•
		Shares	($000)
	WP Carey Inc.	64,819	4,445
	Camden Property Trust	59,899	4,360
	Kilroy Realty Corp.	58,267	4,310
	Regency Centers Corp.	64,642	4,242
*	Iron Mountain Inc.	113,473	4,170
	Apartment Investment &
	Management Co.	107,350	4,045
	DDR Corp.	211,115	3,999
	Liberty Property Trust	102,491	3,815
	Omega Healthcare
	Investors Inc.	94,565	3,788
	Mid-America Apartment
	Communities Inc.	51,963	3,766
	Starwood Property
	Trust Inc.	153,667	3,749
	National Retail
	Properties Inc.	90,879	3,657
	Senior Housing Properties
	Trust	159,072	3,555
	Spirit Realty Capital Inc.	275,847	3,379
	Lamar Advertising Co.
	Class A	55,884	3,247
	Corrections Corp. of
	America	80,643	3,217
	Hospitality Properties Trust	103,591	3,192
	Taubman Centers Inc.	43,884	3,175
	BioMed Realty Trust Inc.	136,862	3,044
	LaSalle Hotel Properties	77,229	3,006
	American Campus
	Communities Inc.	72,628	2,997
	Equity LifeStyle
	Properties Inc.	55,222	2,975
	NorthStar Realty
	Finance Corp.	154,695	2,973
	Weingarten Realty Investors	80,382	2,911
	RLJ Lodging Trust	90,758	2,887
	Highwoods Properties Inc.	62,575	2,854
	Douglas Emmett Inc.	94,308	2,723
	Home Properties Inc.	39,737	2,653
	Two Harbors Investment
	Corp.	251,346	2,624
	CubeSmart	112,843	2,618
	Brixmor Property Group Inc.	102,212	2,596
	Retail Properties of
	America Inc.	163,870	2,594
*	Outfront Media Inc.	83,079	2,488
	Sunstone Hotel
	Investors Inc.	142,430	2,485
	Pebblebrook Hotel Trust	49,552	2,407
	Rayonier Inc.	87,672	2,403
	EPR Properties	39,308	2,398
	Healthcare Trust of
	America Inc. Class A	85,663	2,377
	CBL & Associates
	Properties Inc.	117,007	2,342
	Tanger Factory Outlet
	Centers Inc.	65,846	2,334
*	Strategic Hotels &
	Resorts Inc.	174,348	2,287
	Chimera Investment Corp.	705,963	2,266
	Columbia Property Trust Inc.	85,811	2,222
	Geo Group Inc.	51,450	2,220
	DCT Industrial Trust Inc.	60,987	2,200
*	WP GLIMCHER Inc.	126,442	2,191
	Sovran Self Storage Inc.	23,437	2,157
	Sun Communities Inc.	31,696	2,142
	Post Properties Inc.	37,368	2,125
	Medical Properties
	Trust Inc.	139,793	2,116
*	Equity Commonwealth	79,687	2,108

			Market
			Value•
		Shares	($000)
	Gaming and Leisure
	Properties Inc.	61,935	2,097
	MFA Financial Inc.	254,841	2,029
	Brandywine Realty Trust	124,124	1,967
	Healthcare Realty Trust Inc.	68,158	1,945
	DiamondRock Hospitality Co. 134,255		1,944
	Piedmont Office Realty
	Trust Inc. Class A	105,978	1,943
	Ryman Hospitality
	Properties Inc.	31,931	1,919
	Colony Financial Inc.	75,239	1,897
	Corporate Office Properties
	Trust	63,816	1,876
	American Homes 4 Rent
	Class A	109,745	1,832
	National Health
	Investors Inc.	22,825	1,625
	Kite Realty Group Trust	57,258	1,622
	First Industrial Realty
	Trust Inc.	75,713	1,611
	Acadia Realty Trust	46,600	1,592
	Lexington Realty Trust	142,814	1,547
	Cousins Properties Inc.	144,068	1,546
	Hudson Pacific
	Properties Inc.	48,343	1,545
	New Residential
	Investment Corp.	96,791	1,463
	DuPont Fabros
	Technology Inc.	45,125	1,413
*	Urban Edge Properties	58,055	1,390
	EastGroup Properties Inc.	21,703	1,367
	Invesco Mortgage Capital Inc.	84,546	1,350
	Chambers Street Properties	162,711	1,333
	Chesapeake Lodging Trust	37,380	1,329
	Washington REIT	45,847	1,299
	Equity One Inc.	47,354	1,268
	Sabra Health Care REIT Inc.	37,912	1,239
	Hatteras Financial Corp.	66,737	1,225
	Empire State Realty
	Trust Inc.	66,958	1,185
	Education Realty Trust Inc.	33,004	1,157
	New York REIT Inc.	110,937	1,153
	PS Business Parks Inc.	13,853	1,152
	Government Properties
	Income Trust	48,339	1,131
	Potlatch Corp.	27,864	1,113
	Redwood Trust Inc.	57,994	1,109
	Blackstone Mortgage
	Trust Inc. Class A	38,059	1,100
	STAG Industrial Inc.	43,846	1,094
	PennyMac Mortgage
	Investment Trust	51,008	1,094
	Pennsylvania REIT	48,003	1,094
	Mack-Cali Realty Corp.	57,855	1,088
	Retail Opportunity
	Investments Corp.	64,544	1,081
	LTC Properties Inc.	23,948	1,069
	American Assets Trust Inc.	25,399	1,042
	CYS Investments Inc.	111,118	1,010
	Ramco-Gershenson
	Properties Trust	52,908	990
	Associated Estates
	Realty Corp.	39,609	949
	Parkway Properties Inc.	52,843	931
	Hersha Hospitality Trust
	Class A	137,778	924
	New Senior Investment
	Group Inc.	50,619	852
	FelCor Lodging Trust Inc.	77,245	832
	Altisource Residential Corp.	38,946	804
	Capstead Mortgage Corp.	65,799	788

Financials Index Fund

			Market
			Value•
		Shares	($000)
	ARMOUR Residential
	REIT Inc.	245,812	782
	Franklin Street
	Properties Corp.	61,870	781
	Summit Hotel Properties Inc.	58,560	769
	Chatham Lodging Trust	25,985	754
	CyrusOne Inc.	25,247	750
*	iStar Financial Inc.	55,509	736
	CoreSite Realty Corp.	15,357	729
	Ashford Hospitality Trust Inc.	68,108	725
	Alexander’s Inc.	1,592	701
	Select Income REIT	27,413	677
	Starwood Waypoint
	Residential Trust	26,713	673
	Inland Real Estate Corp.	61,902	662
	American Capital Mortgage
	Investment Corp.	35,016	646
	Aviv REIT Inc.	17,796	640
	Terreno Realty Corp.	28,399	626
	Investors Real Estate Trust	78,658	603
	Rexford Industrial Realty Inc.	36,963	593
	Excel Trust Inc.	41,949	575
	New York Mortgage
	Trust Inc.	71,424	564
	QTS Realty Trust Inc.
	Class A	15,605	559
	Apollo Commercial Real
	Estate Finance Inc.	31,897	545
	First Potomac Realty Trust	40,405	483
	Saul Centers Inc.	8,520	459
	Resource Capital Corp.	90,456	455
	Universal Health Realty
	Income Trust	8,910	453
	Anworth Mortgage
	Asset Corp.	83,460	437
^	Western Asset Mortgage
	Capital Corp.	28,702	431
	Monmouth Real Estate
	Investment Corp.	36,967	417
	RAIT Financial Trust	56,315	415
	Silver Bay Realty Trust Corp.	25,569	413
	Urstadt Biddle Properties
	Inc. Class A	18,006	409
	Rouse Properties Inc.	23,545	407
	Agree Realty Corp.	11,901	391
	Winthrop Realty Trust	23,503	378
	Cedar Realty Trust Inc.	49,228	368
*	American Residential
	Properties Inc.	21,199	368
	AG Mortgage Investment
	Trust Inc.	19,507	367
	United Development
	Funding IV	20,982	354
	Apollo Residential
	Mortgage Inc.	22,254	353
	Campus Crest
	Communities Inc.	44,264	345
	Getty Realty Corp.	18,511	334
	Dynex Capital Inc.	35,975	300
	Ashford Hospitality
	Prime Inc.	17,377	283

			Market
			Value•
		Shares	($000)
	CatchMark Timber Trust Inc.
	Class A	22,615	274
	CareTrust REIT Inc.	20,032	255
	Whitestone REIT	15,612	246
	Ares Commercial Real Estate
	Corp.	18,932	227
	Newcastle Investment Corp.	44,982	218
	One Liberty Properties Inc.	8,925	211
	Arbor Realty Trust Inc.	27,594	198
			612,744
Real Estate Management & Development (1.0%)
*	CBRE Group Inc. Class A	207,515	7,110
	Jones Lang LaSalle Inc.	30,886	4,980
*	Realogy Holdings Corp.	100,891	4,641
*	Howard Hughes Corp.	24,537	3,676
*	Forest City Enterprises Inc.
	Class A	106,449	2,688
	Kennedy-Wilson
	Holdings Inc.	48,948	1,310
	Alexander & Baldwin Inc.	31,842	1,287
*	St. Joe Co.	47,481	807
*	Forestar Group Inc.	23,849	343
*	Tejon Ranch Co.	10,668	262
	RE/MAX Holdings Inc.	7,947	260
*,^	Altisource Portfolio
	Solutions SA	10,443	210
*	Altisource Asset
	Management Corp.	1,063	188
*	Marcus & Millichap Inc.	5,013	185
*	FRP Holdings Inc.	4,322	132
*	Tejon Ranch Co. Warrants
	Exp. 08/31/2016	1,227	1
			28,080
Thrifts & Mortgage Finance (1.2%)
	New York Community
	Bancorp Inc.	305,632	5,077
	People’s United
	Financial Inc.	213,282	3,227
	Hudson City Bancorp Inc.	329,426	3,215
	Radian Group Inc.	131,253	2,075
*	MGIC Investment Corp.	220,739	2,015
	Washington Federal Inc.	68,303	1,443
	Capitol Federal Financial Inc.	93,066	1,155
	EverBank Financial Corp.	54,912	987
	Home Loan Servicing
	Solutions Ltd.	48,722	897
*	Essent Group Ltd.	38,308	890
	TFS Financial Corp.	62,483	881
	Astoria Financial Corp.	61,147	802
*	BofI Holding Inc.	8,566	757
	Provident Financial
	Services Inc.	40,351	734
	Northwest Bancshares Inc.	61,597	728
*	Beneficial Bancorp Inc.	56,833	643
*	Ocwen Financial Corp.	76,337	621
	Northfield Bancorp Inc.	35,351	512
	Brookline Bancorp Inc.	48,517	470
	Berkshire Hills Bancorp Inc.	17,163	458
	WSFS Financial Corp.	5,851	455
*	Ladder Capital Corp.	24,254	446
	TrustCo Bank Corp. NY	64,838	438
	United Financial Bancorp Inc.	34,665	430

			Market
			Value•
		Shares	($000)
*,^	Nationstar Mortgage
	Holdings Inc.	15,579	415
	Oritani Financial Corp.	26,633	381
	Dime Community
	Bancshares Inc.	20,447	318
	Waterstone Financial Inc.	23,634	304
*	NMI Holdings Inc. Class A	35,935	262
*	Walker & Dunlop Inc.	14,257	229
*	Flagstar Bancorp Inc.	15,379	227
*	LendingTree Inc.	4,259	226
*	PennyMac Financial
	Services Inc. Class A	12,196	213
	Federal Agricultural
	Mortgage Corp.	6,445	206
*	Meridian Bancorp Inc.	15,002	186
*	Stonegate Mortgage Corp.	10,642	107
			32,430
Total Common Stocks
(Cost $2,416,696)			2,708,150
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2]	Vanguard Market Liquidity
	Fund, 0.134%
	(Cost $708)	708,201	708
Total Investments (100.1%)
(Cost $2,417,404)			2,708,858
Other Assets and Liabilities (–0.1%)
Other Assets			12,071
Liabilities[2]			(13,477)
			(1,406)
Net Assets (100%)			2,707,452

At February 28, 2015, net assets consisted of:

Amount
($000)
Paid-in Capital	2,588,962
Overdistributed Net Investment Income	(481)
Accumulated Net Realized Losses	(172,483)
Unrealized Appreciation (Depreciation)	291,454
Net Assets	2,707,452

Admiral Shares—Net Assets
Applicable to 7,125,578 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	176,114
Net Asset Value Per Share—
Admiral Shares	$24.72

ETF Shares—Net Assets
Applicable to 51,328,393 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,531,338
Net Asset Value Per Share—
ETF Shares	$49.32

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $664,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $708,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	23,130
Securities Lending	36
Total Income	23,166
Expenses
The Vanguard Group—Note B
Investment Advisory Services	208
Management and Administrative—
Admiral Shares	67
Management and Administrative—
ETF Shares	870
Marketing and Distribution—
Admiral Shares	12
Marketing and Distribution—
ETF Shares	225
Custodian Fees	37
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	58
Trustees’ Fees and Expenses	1
Total Expenses	1,479
Net Investment Income	21,687
Realized Net Gain (Loss) on
Investment Securities Sold	128,164
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(25,899)
Net Increase (Decrease) in Net Assets
Resulting from Operations	123,952

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,687	40,051
Realized Net Gain (Loss)	128,164	63,848
Change in Unrealized Appreciation (Depreciation)	(25,899)	265,041
Net Increase (Decrease) in Net Assets Resulting from Operations	123,952	368,940
Distributions
Net Investment Income
Admiral Shares	(1,949)	(2,781)
ETF Shares	(28,992)	(34,583)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(30,941)	(37,364)
Capital Share Transactions
Admiral Shares	14,107	(901)
ETF Shares	253,948	420,150
Net Increase (Decrease) from Capital Share Transactions	268,055	419,249
Total Increase (Decrease)	361,066	750,825
Net Assets
Beginning of Period	2,346,386	1,595,561
End of Period[1]	2,707,452	2,346,386

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($481,000) and $8,766,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.72	$19.95	$16.05	$14.16	$13.99	$14.72
Investment Operations
Net Investment Income	.194	.438	.414	. 320	. 263	. 209
Net Realized and Unrealized Gain (Loss)
on Investments	1.093	3.758	3.888	1.874	.150	(.715)
Total from Investment Operations	1.287	4.196	4.302	2.194	.413	(. 506)
Distributions
Dividends from Net Investment Income	(. 287)	(. 426)	(. 402)	(. 304)	(. 243)	(. 224)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 287)	(. 426)	(. 402)	(. 304)	(. 243)	(. 224)
Net Asset Value, End of Period	$24.72	$23.72	$19.95	$16.05	$14.16	$13.99

Total Return[1]	5.45%	21.19%	27.13%	15.84%	2.79%	–3.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$176	$155	$132	$73	$62	$65
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.01%	2.00%	2.26%	2.16%	1.63%	1.36%
Portfolio Turnover Rate[2]	4%	5%	9%	7%	10%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$47.32	$39.80	$32.03	$28.25	$27.92	$29.38
Investment Operations
Net Investment Income	.386	. 876	. 825.639		. 526.417
Net Realized and Unrealized Gain (Loss)
on Investments	2.186	7.494	7.747	3.747	. 287	(1.425)
Total from Investment Operations	2.572	8.370	8.572	4.386	.813	(1.008)
Distributions
Dividends from Net Investment Income	(. 572)	(.850)	(.802)	(. 606)	(.483)	(. 452)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 572)	(.850)	(.802)	(. 606)	(.483)	(. 452)
Net Asset Value, End of Period	$49.32	$47.32	$39.80	$32.03	$28.25	$27.92

Total Return	5.46%	21.20%	27.10%	15.87%	2.73%	–3.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,531	$2,191	$1,464	$768	$544	$464
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.01%	2.00%	2.26%	2.16%	1.63%	1.36%
Portfolio Turnover Rate[1]	4%	5%	9%	7%	10%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Financials Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $240,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $108,376,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $192,264,000 to offset future net capital gains of $124,898,000 through August 31, 2018, and $67,366,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $2,417,405,000. Net unrealized appreciation of investment securities for tax purposes was $291,453,000, consisting of unrealized gains of $370,494,000 on securities that had risen in value since their purchase and $79,041,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2015, the fund purchased $632,192,000 of investment securities and sold $366,141,000 of investment securities, other than temporary cash investments. Purchases and sales include $550,836,000 and $320,559,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Financials Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	33,407	1,388	41,610	1,878
Issued in Lieu of Cash Distributions	1,743	72	2,528	114
Redeemed	(21,043)	(875)	(45,039)	(2,045)
Net Increase (Decrease) —Admiral Shares	14,107	585	(901)	(53)
ETF Shares
Issued	575,826	11,825	510,779	11,516
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(321,878)	(6,800)	(90,629)	(2,000)
Net Increase (Decrease)—ETF Shares	253,948	5,025	420,150	9,516

At February 28, 2015, one shareholder was the record or beneficial owner of 40% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol		VHCIX	VHT
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		1.24%	1.24%

Portfolio Characteristics
		MSCI
		US IMI/
		Health	MSCI
		Care	US IMI/
	Fund	25/50	2500
Number of Stocks	319	315	2,481
Median Market Cap	$77.1B	$77.1B	$49.1B
Price/Earnings Ratio	30.1x	30.1x	21.3x
Price/Book Ratio	4.5x	4.5x	2.9x
Return on Equity	16.6%	16.6%	17.7%
Earnings Growth Rate	8.5%	8.0%	13.9%
Dividend Yield	1.3%	1.3%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	3%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
MSCI US
IMI/Health Care		MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.70
Beta	1.00	0.88
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Biotechnology		22.9%
Health Care Distributors		3.7
Health Care Equipment		14.7
Health Care Facilities		2.2
Health Care Services		4.1
Health Care Supplies		1.3
Health Care Technology		1.2
Life Sciences Tools & Services		4.3
Managed Health Care		7.9
Pharmaceuticals		37.7

Ten Largest Holdings (% of total net assets)

Johnson & Johnson	Pharmaceuticals	8.7%
Pfizer Inc.	Pharmaceuticals	6.5
Merck & Co. Inc.	Pharmaceuticals	5.0
Gilead Sciences Inc.	Biotechnology	4.7
Amgen Inc.	Biotechnology	3.6
Medtronic plc	Health Care
	Equipment	3.3
UnitedHealth Group Inc.	Managed Health
	Care	3.3
Bristol-Myers Squibb Co.	Pharmaceuticals	3.1
Celgene Corp.	Biotechnology	2.9
Biogen Idec Inc.	Biotechnology	2.9
Top Ten		44.0%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.12% for Admiral Shares and 0.12% for ETF Shares.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2004–February 28, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		25.41%	20.03%	11.20%
Net Asset Value		25.38	20.02	11.21
Admiral Shares	2/5/2004	25.42	20.04	11.19

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Biotechnology (22.9%)
*	Gilead Sciences Inc.	2,531,102	262,045
	Amgen Inc.	1,276,250	201,290
*	Celgene Corp.	1,340,019	162,853
*	Biogen Idec Inc.	396,201	162,280
*	Alexion Pharmaceuticals
	Inc.	332,721	60,013
*	Regeneron
	Pharmaceuticals Inc.	133,793	55,369
*	Vertex Pharmaceuticals
	Inc.	403,516	48,192
*	BioMarin Pharmaceutical
	Inc.	261,599	28,009
*	Pharmacyclics Inc.	107,712	23,258
*	Incyte Corp.	255,135	21,903
*	Alkermes plc	245,364	17,237
*	Medivation Inc.	130,299	15,314
*	Isis Pharmaceuticals Inc.	198,250	13,592
*	Alnylam Pharmaceuticals
	Inc.	124,884	12,679
*	United Therapeutics Corp.	79,765	12,368
*	Puma Biotechnology Inc.	45,525	9,697
*	Cepheid	118,292	6,724
*	Seattle Genetics Inc.	176,767	6,408
*,^	OPKO Health Inc.	400,626	5,833
*	Neurocrine Biosciences Inc.	140,730	5,496
*	Receptos Inc.	41,457	5,250
*	Intercept Pharmaceuticals
	Inc.	23,292	5,156
*	ACADIA Pharmaceuticals
	Inc.	133,965	5,087
*	Bluebird Bio Inc.	44,816	4,272
*	Synageva BioPharma Corp.	42,574	4,203
*,^	Myriad Genetics Inc.	121,845	4,151
*	Celldex Therapeutics Inc.	162,494	4,150
*	Agios Pharmaceuticals Inc.	37,112	3,981
*	Novavax Inc.	399,926	3,659
*	Dyax Corp.	228,937	3,459
*	Kite Pharma Inc.	49,154	3,217
*	Exact Sciences Corp.	141,386	3,177
*	Ironwood Pharmaceuticals
	Inc. Class A	197,177	3,046
*	Clovis Oncology Inc.	37,245	2,848
*,^	Intrexon Corp.	67,293	2,763
*	Halozyme Therapeutics Inc.	177,957	2,682
*	Anacor Pharmaceuticals Inc. 61,256		2,665
*	PTC Therapeutics Inc.	36,730	2,620
*	Portola Pharmaceuticals Inc. 65,283		2,486
*,^	MannKind Corp.	374,433	2,441
*	ARIAD Pharmaceuticals Inc.	298,123	2,424
*	Acorda Therapeutics Inc.	66,216	2,241
*	AMAG Pharmaceuticals Inc.	44,725	2,202
*,^	Keryx Biopharmaceuticals
	Inc.	170,192	2,070
*	Auspex Pharmaceuticals
	Inc.	30,659	2,062

			Market
			Value•
		Shares	($000)
*	Ultragenyx Pharmaceutical
	Inc.	37,973	2,061
*	Chimerix Inc.	50,137	2,030
*	Achillion Pharmaceuticals
	Inc.	159,405	1,935
*	Sangamo BioSciences Inc.	114,238	1,922
*	Arena Pharmaceuticals Inc.	407,138	1,836
*	TESARO Inc.	33,246	1,773
	PDL BioPharma Inc.	253,760	1,771
*	Merrimack Pharmaceuticals
	Inc.	160,025	1,715
*	Emergent Biosolutions Inc.	53,565	1,605
*	Array BioPharma Inc.	200,487	1,596
*	Ligand Pharmaceuticals Inc.	27,606	1,520
*	MiMedx Group Inc.	143,612	1,486
*	Insmed Inc.	79,212	1,469
*	OvaScience Inc.	31,382	1,428
*	Ophthotech Corp.	25,058	1,347
*	Repligen Corp.	51,609	1,327
*,^	NewLink Genetics Corp.	30,148	1,299
*	Prothena Corp. plc	46,393	1,233
*	Insys Therapeutics Inc.	20,144	1,210
*	Aegerion Pharmaceuticals
	Inc.	44,326	1,206
*	MacroGenics Inc.	32,400	1,120
*	Infinity Pharmaceuticals Inc.	72,714	1,105
*	Momenta Pharmaceuticals
	Inc.	80,635	1,101
*	ImmunoGen Inc.	144,246	1,096
*	Radius Health Inc.	24,666	1,052
*,^	Orexigen Therapeutics Inc.	184,410	1,040
*	KYTHERA
	Biopharmaceuticals Inc.	24,648	1,024
*	Foundation Medicine Inc.	21,439	1,024
*	Acceleron Pharma Inc.	24,189	983
*	Raptor Pharmaceutical Corp. 105,819		981
*,^	BioCryst Pharmaceuticals
	Inc.	95,653	976
*,^	Exelixis Inc.	323,936	949
*	Zafgen Inc.	24,449	945
*	Sarepta Therapeutics Inc.	66,208	920
*,^	Karyopharm Therapeutics
	Inc.	33,151	904
*,^	Genomic Health Inc.	26,522	806
*	Dynavax Technologies Corp.	44,091	776
*	TG Therapeutics Inc.	51,650	749
*	Regulus Therapeutics Inc.	40,394	748
*	Xencor Inc.	45,841	715
*	Spectrum Pharmaceuticals
	Inc.	109,461	682
*,^	Inovio Pharmaceuticals Inc.	96,010	679
*	Alder Biopharmaceuticals
	Inc.	25,107	675
*,^	Organovo Holdings Inc.	107,006	633
*	Vital Therapies Inc.	28,228	625
*	Immunomedics Inc.	149,129	608
*	XOMA Corp.	157,224	580
*	Versartis Inc.	28,524	565

			Market
			Value•
		Shares	($000)
*	Osiris Therapeutics Inc.	29,147	503
*	Lexicon Pharmaceuticals
	Inc.	490,191	461
*	Hyperion Therapeutics Inc.	15,574	460
*	Epizyme Inc.	17,850	420
*	Enanta Pharmaceuticals Inc.	11,137	399
*	OncoMed Pharmaceuticals
	Inc.	15,573	389
*	Synta Pharmaceuticals Corp.	105,172	252
*	Akebia Therapeutics Inc.	16,692	155
*	Ardelyx Inc.	8,487	134
			1,271,875
Health Care Equipment & Supplies (16.0%)
*	Medtronic plc	2,376,202	184,369
	Abbott Laboratories	2,526,240	119,668
	Baxter International Inc.	909,308	62,879
	Stryker Corp.	571,324	54,133
	Becton Dickinson and Co.	322,088	47,257
*	Boston Scientific Corp.	2,225,467	37,610
	Zimmer Holdings Inc.	284,135	34,207
	St. Jude Medical Inc.	479,689	31,986
*	Intuitive Surgical Inc.	60,819	30,409
*	Edwards Lifesciences Corp.	179,497	23,877
	CR Bard Inc.	125,727	21,265
*	CareFusion Corp.	342,144	20,556
*	Varian Medical Systems Inc. 167,633		15,585
	ResMed Inc.	233,879	15,052
	Cooper Cos. Inc.	80,997	13,281
	DENTSPLY International Inc. 237,331		12,581
*	IDEXX Laboratories Inc.	79,992	12,545
*	Hologic Inc.	374,035	12,111
*	Sirona Dental Systems Inc.	92,877	8,435
	Teleflex Inc.	69,312	8,435
*	DexCom Inc.	128,501	7,805
*	Align Technology Inc.	115,152	6,604
	West Pharmaceutical
	Services Inc.	119,259	6,526
	STERIS Corp.	99,514	6,421
*	Alere Inc.	133,229	6,058
	Hill-Rom Holdings Inc.	96,608	4,629
*	ABIOMED Inc.	65,226	3,965
*	Haemonetics Corp.	86,202	3,833
*	Thoratec Corp.	92,173	3,753
*	Halyard Health Inc.	78,677	3,622
*	NuVasive Inc.	78,600	3,596
*	Neogen Corp.	61,732	3,158
*	Cyberonics Inc.	44,627	3,057
*	Insulet Corp.	94,128	2,987
	Cantel Medical Corp.	58,894	2,674
*	Integra LifeSciences
	Holdings Corp.	43,678	2,621
*	Masimo Corp.	83,489	2,460
*	Spectranetics Corp.	69,886	2,363
	CONMED Corp.	45,793	2,349
*	HeartWare International Inc.	27,009	2,302
*	Greatbatch Inc.	41,818	2,222
	Abaxis Inc.	35,721	2,176
*	ICU Medical Inc.	23,210	2,064

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Wright Medical Group Inc.	81,511	2,008
*	Natus Medical Inc.	54,867	1,964
*	Globus Medical Inc.	76,116	1,848
*	Cardiovascular Systems Inc.	47,587	1,794
	Analogic Corp.	20,706	1,794
*	Endologix Inc.	111,248	1,754
*	Zeltiq Aesthetics Inc.	50,872	1,698
*	NxStage Medical Inc.	98,402	1,691
*	Tornier NV	61,274	1,498
	Meridian Bioscience Inc.	69,712	1,380
*	Merit Medical Systems Inc.	69,201	1,357
*	Quidel Corp.	49,511	1,271
*	Accuray Inc.	129,490	1,163
*	Orthofix International NV	31,262	1,014
*	Cynosure Inc. Class A	32,828	999
*	Anika Therapeutics Inc.	24,205	966
	Invacare Corp.	49,654	942
	Atrion Corp.	2,607	847
*	GenMark Diagnostics Inc.	66,579	846
*	AngioDynamics Inc.	44,613	830
*,^	Rockwell Medical Inc.	79,509	795
*	LDR Holding Corp.	19,587	766
*	Unilife Corp.	183,203	724
*	K2M Group Holdings Inc.	32,959	675
*	OraSure Technologies Inc.	93,106	667
*	SurModics Inc.	23,165	557
*	Inogen Inc.	14,452	481
*	STAAR Surgical Co.	53,180	365
*	Tandem Diabetes Care Inc.	29,164	341
*	Wright Medical Group Inc.
	CVR	14,554	61
			886,582
Health Care Providers & Services (17.9%)
	UnitedHealth Group Inc.	1,610,237	182,971
*	Express Scripts
	Holding Co.	1,231,163	104,390
	McKesson Corp.	388,998	88,964
*	Anthem Inc.	452,776	66,309
	Aetna Inc.	589,925	58,727
	Cigna Corp.	438,725	53,362
	Cardinal Health Inc.	555,172	48,850
	Humana Inc.	257,202	42,279
	AmerisourceBergen Corp.
	Class A	366,797	37,692
*	HCA Holdings Inc.	509,223	36,430
*	DaVita HealthCare
	Partners Inc.	288,362	21,512
*	Laboratory Corp. of
	America Holdings	167,282	20,581
*	Henry Schein Inc.	141,203	19,775
	Universal Health
	Services Inc. Class B	153,726	17,425
	Quest Diagnostics Inc.	242,557	17,013
	Omnicare Inc.	164,091	12,592
*	MEDNAX Inc.	168,536	12,045
*	Brookdale Senior Living Inc.	307,755	11,544
*	Centene Corp.	187,060	11,497
*	Community Health
	Systems Inc.	195,208	9,471
*	Envision Healthcare
	Holdings Inc.	230,966	8,458
*	Tenet Healthcare Corp.	164,919	7,636
*	Health Net Inc.	130,724	7,497
*	VCA Inc.	134,006	7,140
*	Team Health Holdings Inc.	119,303	7,071
	Patterson Cos. Inc.	139,991	7,010
*	WellCare Health Plans Inc.	73,674	6,690
	HealthSouth Corp.	147,572	6,413
*	LifePoint Hospitals Inc.	76,049	5,472

			Market
			Value•
		Shares	($000)
*	Acadia Healthcare Co. Inc.	80,145	5,068
*	Amsurg Corp.	80,489	4,837
	Owens & Minor Inc.	106,143	3,785
	Chemed Corp.	28,917	3,368
*	Molina Healthcare Inc.	52,828	3,365
*	Air Methods Corp.	62,334	3,303
*	Magellan Health Inc.	46,338	2,969
	Kindred Healthcare Inc.	132,247	2,806
*	ExamWorks Group Inc.	63,837	2,579
*	Premier Inc. Class A	62,197	2,280
	Select Medical Holdings
	Corp.	141,397	1,917
*	AMN Healthcare
	Services Inc.	78,583	1,773
	Ensign Group Inc.	39,951	1,761
*	Hanger Inc.	59,349	1,537
*	Bio-Reference
	Laboratories Inc.	41,810	1,461
*	Amedisys Inc.	47,947	1,447
*	PharMerica Corp.	54,901	1,373
*	IPC Healthcare Inc.	28,694	1,241
*	Healthways Inc.	53,757	1,203
*	Capital Senior Living Corp.	46,275	1,157
*	Providence Service Corp.	22,621	1,041
	Aceto Corp.	46,238	990
	National HealthCare Corp.	15,425	972
	US Physical Therapy Inc.	20,655	876
*	Surgical Care Affiliates Inc.	22,676	736
*	LHC Group Inc.	20,988	709
*	Triple-S Management Corp.
	Class B	37,224	702
*	BioScrip Inc.	114,668	701
*	CorVel Corp.	19,428	688
	Landauer Inc.	16,293	621
*	Universal American Corp.	65,011	602
*	Adeptus Health Inc. Class A	10,218	453
	National Research Corp.
	Class A	18,247	254
	National Research Corp.
	Class B	3,173	104
			995,495
Health Care Technology (1.2%)
*	Cerner Corp.	515,559	37,151
*	athenahealth Inc.	63,930	8,124
*	Medidata Solutions Inc.	86,562	4,164
*	Allscripts Healthcare
	Solutions Inc.	286,763	3,443
*	IMS Health Holdings Inc.	111,871	2,944
*	Veeva Systems Inc. Class A	87,220	2,692
*	HMS Holdings Corp.	147,766	2,592
*	Omnicell Inc.	60,187	2,110
*	MedAssets Inc.	100,676	1,934
	Quality Systems Inc.	74,969	1,303
*	HealthStream Inc.	37,182	962
	Computer Programs &
	Systems Inc.	17,938	944
*	Castlight Health Inc.
	Class B	51,474	375
			68,738
Life Sciences Tools & Services (4.3%)
	Thermo Fisher
	Scientific Inc.	671,072	87,239
*	Illumina Inc.	238,226	46,564
	Agilent Technologies Inc.	559,052	23,598
*	Waters Corp.	139,682	16,815
*	Mettler-Toledo
	International Inc.	47,880	15,042
	PerkinElmer Inc.	189,841	8,923

			Market
			Value•
		Shares	($000)
*	Quintiles Transnational
	Holdings Inc.	113,778	7,393
	Bio-Techne Corp.	62,084	6,055
*	Charles River Laboratories
	International Inc.	78,786	6,040
*	PAREXEL International Corp. 92,330		5,952
*	Bio-Rad Laboratories Inc.
	Class A	33,887	4,310
*	Bruker Corp.	196,868	3,746
*	Fluidigm Corp.	47,063	2,080
*	Cambrex Corp.	51,760	1,773
*	Affymetrix Inc.	122,140	1,429
*	Luminex Corp.	64,829	1,020
*,^	Accelerate Diagnostics Inc.	40,721	814
*	Sequenom Inc.	195,685	685
*	Albany Molecular
	Research Inc.	41,101	667
*	Pacific Biosciences of
	California Inc.	94,866	598
			240,743
Other (0.0%)[1]
*	Cubist Pharmaceuticals,
	Inc. CVR	31,107	4
*	Durata Therapeutics Inc.
	CVR Exp. 12/31/2018	48	—
			4
Pharmaceuticals (37.7%)
	Johnson & Johnson	4,696,026	481,390
	Pfizer Inc.	10,570,549	362,781
	Merck & Co. Inc.	4,782,893	279,990
	Bristol-Myers Squibb Co.	2,782,949	169,537
	AbbVie Inc.	2,673,084	161,722
*	Actavis plc	444,693	129,566
	Eli Lilly & Co.	1,681,262	117,974
	Allergan Inc.	499,781	116,319
	Zoetis Inc.	840,593	38,743
	Perrigo Co. plc	236,108	36,472
*	Mylan Inc.	627,941	35,997
*	Hospira Inc.	283,932	24,855
*	Endo International plc	289,404	24,773
*	Mallinckrodt plc	195,134	22,776
*	Jazz Pharmaceuticals plc	101,558	17,274
*	Salix Pharmaceuticals Ltd.	106,968	16,815
*	Akorn Inc.	135,692	7,302
*	Pacira Pharmaceuticals Inc.	57,513	6,601
*	Impax Laboratories Inc.	113,586	4,576
*	Prestige Brands Holdings
	Inc.	87,604	3,376
*	Medicines Co.	109,093	3,138
*	Nektar Therapeutics	215,593	2,818
*	Horizon Pharma plc	129,532	2,659
*	Lannett Co. Inc.	41,954	2,618
^	Theravance Inc.	144,717	2,614
*	Depomed Inc.	99,071	2,175
*	Cempra Inc.	49,463	1,638
*	Relypsa Inc.	40,720	1,580
*,^	Omeros Corp.	58,935	1,230
*	BioDelivery Sciences
	International Inc.	77,503	1,162
*	TherapeuticsMD Inc.	198,644	1,007
*	Sagent Pharmaceuticals Inc. 34,475		937
*	Aratana Therapeutics Inc.	47,049	906
	Phibro Animal Health Corp.
	Class A	24,944	905
*	Theravance Biopharma Inc.	40,752	885
*	ZS Pharma Inc.	17,497	866
*	Intra-Cellular Therapies Inc.	32,590	810
*	XenoPort Inc.	104,863	718

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Amphastar Pharmaceuticals
	Inc.	48,725	682
*	Aerie Pharmaceuticals Inc.	24,214	681
*	SciClone Pharmaceuticals
	Inc.	76,755	592
*	IGI Laboratories Inc.	43,766	504
*	AcelRx Pharmaceuticals Inc.	48,051	426
*	Revance Therapeutics Inc.	26,142	420
*	VIVUS Inc.	160,246	418
			2,091,228
Total Common Stocks
(Cost $4,175,729)			5,554,665
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.134%
	(Cost $12,593)	12,593,301	12,593
Total Investments (100.2%)
(Cost $4,188,322)			5,567,258
Other Assets and Liabilities (–0.2%)
Other Assets			33,465
Liabilities[3]			(46,118)
			(12,653)
Net Assets (100%)			5,554,605

At February 28, 2015, net assets consisted of:

Amount ($000)

Paid-in Capital	4,148,808
Undistributed Net Investment Income	9,554
Accumulated Net Realized Gains	17,307
Unrealized Appreciation (Depreciation)	1,378,936
Net Assets	5,554,605

Admiral Shares—Net Assets
Applicable to 9,614,740 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	642,409
Net Asset Value Per Share—
Admiral Shares	$66.81

ETF Shares—Net Assets
Applicable to 36,775,714 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,912,196
Net Asset Value Per Share—
ETF Shares	$133.57

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,734,000.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $12,593,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	30,784
Interest[1]	3
Securities Lending	354
Total Income	31,141
Expenses
The Vanguard Group—Note B
Investment Advisory Services	354
Management and Administrative—
Admiral Shares	219
Management and Administrative—
ETF Shares	1,507
Marketing and Distribution—
Admiral Shares	31
Marketing and Distribution—
ETF Shares	352
Custodian Fees	28
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	131
Trustees’ Fees and Expenses	2
Total Expenses	2,625
Net Investment Income	28,516
Realized Net Gain (Loss)
Investment Securities Sold	230,099
Futures Contracts	(42)
Realized Net Gain (Loss)	230,057
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	394,430
Net Increase (Decrease) in Net Assets
Resulting from Operations	653,003

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,516	42,167
Realized Net Gain (Loss)	230,057	177,371
Change in Unrealized Appreciation (Depreciation)	394,430	563,963
Net Increase (Decrease) in Net Assets Resulting from Operations	653,003	783,501
Distributions
Net Investment Income
Admiral Shares	(5,312)	(3,382)
ETF Shares	(43,207)	(26,834)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(48,519)	(30,216)
Capital Share Transactions
Admiral Shares	160,989	81,482
ETF Shares	1,057,314	732,487
Net Increase (Decrease) from Capital Share Transactions	1,218,303	813,969
Total Increase (Decrease)	1,822,787	1,567,254
Net Assets
Beginning of Period	3,731,818	2,164,564
End of Period[2]	5,554,605	3,731,818

1 Interest income from an affiliated company of the fund was $2,000.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,554,000 and $29,557,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$58.61	$44.99	$35.18	$29.81	$24.87	$25.19
Investment Operations
Net Investment Income	.389[1]	.666	.580	.599	.533	.729[2]
Net Realized and Unrealized Gain (Loss)
on Investments	8.454	13.523	9.831	5.298	4.888	(.312)
Total from Investment Operations	8.843	14.189	10.411	5.897	5.421	.417
Distributions
Dividends from Net Investment Income	(. 643)	(. 569)	(.601)	(. 527)	(.481)	(.737)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 643)	(. 569)	(.601)	(. 527)	(.481)	(.737)
Net Asset Value, End of Period	$66.81	$58.61	$44.99	$35.18	$29.81	$24.87

Total Return [3]	15.16%	31.77%	30.00%	20.08%	21.90%	1.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$642	$413	$247	$98	$75	$54
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.24%	1.40%	1.69%	1.92%	1.74%	2.74%[2]
Portfolio Turnover Rate[4]	3%	5%	5%	9%	9%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.30 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.

3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$117.17	$89.94	$70.32	$59.58	$49.72	$50.37
Investment Operations
Net Investment Income	.780[1]	1.333	1.155	1.197	1.057	1.483[2]
Net Realized and Unrealized Gain (Loss)
on Investments	16.905	27.033	19.663	10.592	9.782	(. 646)
Total from Investment Operations	17.685	28.366	20.818	11.789	10.839	. 837
Distributions
Dividends from Net Investment Income	(1.285)	(1.136)	(1.198)	(1.049)	(. 979)	(1.487)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(1.285)	(1.136)	(1.198)	(1.049)	(. 979)	(1.487)
Net Asset Value, End of Period	$133.57	$117.17	$89.94	$70.32	$59.58	$49.72

Total Return	15.14%	31.76%	30.01%	20.07%	21.90%	1.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,912	$3,319	$1,918	$894	$692	$558
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.24%	1.40%	1.69%	1.92%	1.74%	2.74%[2]
Portfolio Turnover Rate[3]	3%	5%	5%	9%	9%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.62 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at February 28, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund,

Health Care Index Fund

and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $485,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,554,661	—	4
Temporary Cash Investments	12,593	—	—
Total	5,567,254	—	4

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Health Care Index Fund

During the six months ended February 28, 2015, the fund realized $201,257,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $10,370,000 to offset future net capital gains through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $4,188,322,000. Net unrealized appreciation of investment securities for tax purposes was $1,378,936,000, consisting of unrealized gains of $1,386,064,000 on securities that had risen in value since their purchase and $7,128,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2015, the fund purchased $1,679,252,000 of investment securities and sold $479,574,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,346,957,000 and $414,740,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	203,771	3,258	174,189	3,337
Issued in Lieu of Cash Distributions	4,851	78	3,071	62
Redeemed	(47,633)	(770)	(95,778)	(1,836)
Net Increase (Decrease) —Admiral Shares	160,989	2,566	81,482	1,563
ETF Shares
Issued	1,495,223	11,952	1,080,801	10,301
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(437,909)	(3,500)	(348,314)	(3,300)
Net Increase (Decrease)—ETF Shares	1,057,314	8,452	732,487	7,001

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol		VINAX	VIS
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		1.71%	1.72%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Industrials	US IMI/
	Fund	25/50	2500
Number of Stocks	349	349	2,481
Median Market Cap	$33.9B	$33.9B	$49.1B
Price/Earnings Ratio	19.9x	19.9x	21.3x
Price/Book Ratio	3.4x	3.4x	2.9x
Return on Equity	19.2%	19.2%	17.7%
Earnings Growth Rate	16.1%	16.1%	13.9%
Dividend Yield	1.8%	1.8%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	3%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Industrials		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.85
Beta		1.00	1.07

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aerospace & Defense	22.5%
Agricultural & Farm Machinery	1.6
Air Freight & Logistics	5.8
Airlines	5.8
Building Products	2.1
Construction & Engineering	1.7
Construction & Farm Machinery
& Heavy Trucks	5.6
Diversified Support Services	1.1
Electrical Components & Equipment	5.6
Environmental & Facilities Services	2.6
Human Resource & Employment Services	1.4
Industrial Conglomerates	17.2
Industrial Machinery	9.4
Railroads	7.5
Research & Consulting Services	2.5
Security & Alarm Services	1.0
Trading Companies & Distributors	2.7
Trucking	2.1
Other Industrials	1.8

Ten Largest Holdings (% of total net assets)

General Electric Co.	Industrial
	Conglomerates	10.1%
Union Pacific Corp.	Railroads	4.2
United Technologies	Aerospace
Corp.	& Defense	4.1
3M Co.	Industrial Conglomerates	4.0
Boeing Co.	Aerospace & Defense	4.0
Honeywell
International Inc.	Aerospace & Defense	3.0
United Parcel
Service Inc.	Air Freight & Logistics	2.8
Danaher Corp.	Industrial Conglomerates	2.1
Lockheed Martin
Corp.	Aerospace & Defense	2.1
Caterpillar Inc.	Construction Machinery
	& Heavy Trucks	1.9
Top Ten		38.3%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.12% for Admiral Shares and 0.12% for ETF Shares.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		8.50%	17.53%	8.51%
Net Asset Value		8.51	17.52	8.52
Admiral Shares	5/8/2006	8.55	17.53	7.42[1]

1 Since inception.

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Aerospace & Defense (22.6%)
	United Technologies Corp.	713,456	86,977
	Boeing Co.	557,933	84,164
	Honeywell International Inc.	612,621	62,965
	Lockheed Martin Corp.	221,215	44,254
	General Dynamics Corp.	231,967	32,192
	Raytheon Co.	254,264	27,656
	Northrop Grumman Corp.	158,058	26,192
	Precision Castparts Corp.	117,429	25,400
	Textron Inc.	228,583	10,129
	L-3 Communications
	Holdings Inc.	70,652	9,145
	TransDigm Group Inc.	41,054	8,903
	Rockwell Collins Inc.	98,543	8,778
*	Spirit AeroSystems
	Holdings Inc. Class A	116,280	5,722
	Huntington Ingalls
	Industries Inc.	39,786	5,623
*	B/E Aerospace Inc.	86,749	5,512
	Hexcel Corp.	78,845	3,751
	Exelis Inc.	154,010	3,727
*	Orbital ATK Inc.	48,769	3,232
*	Esterline Technologies Corp.	26,197	3,087
*	Teledyne Technologies Inc.	29,303	2,955
	Curtiss-Wright Corp.	35,508	2,577
	Triumph Group Inc.	41,906	2,506
*	Moog Inc. Class A	30,543	2,305
*	DigitalGlobe Inc.	58,632	1,950
*	KLX Inc.	42,923	1,714
	HEICO Corp. Class A	30,932	1,412
*	TASER International Inc.	43,400	1,019
	HEICO Corp.	16,628	985
	Cubic Corp.	18,827	984
	AAR Corp.	32,779	964
*	Astronics Corp.	12,118	843
*	GenCorp Inc.	37,924	732
*	Engility Holdings Inc.	15,032	543
*	Aerovironment Inc.	17,292	474
	American Science &
	Engineering Inc.	6,335	331
	National Presto
	Industries Inc.	3,890	236
*	Kratos Defense & Security
	Solutions Inc.	36,768	212
*,^	KEYW Holding Corp.	23,819	208
			480,359
Air Freight & Logistics (5.8%)
	United Parcel Service Inc.
	Class B	578,577	58,859
	FedEx Corp.	221,582	39,216
	CH Robinson
	Worldwide Inc.	120,619	8,962
	Expeditors International of
	Washington Inc.	159,573	7,707
*	XPO Logistics Inc.	53,671	2,370
	Forward Air Corp.	25,244	1,350
*	Hub Group Inc. Class A	30,326	1,224

			Market
			Value•
		Shares	($000)
*	UTi Worldwide Inc.	78,166	1,022
*	Atlas Air Worldwide
	Holdings Inc.	20,909	948
*	Echo Global Logistics Inc.	14,210	413
	Park-Ohio Holdings Corp.	6,486	375
*	Air Transport Services
	Group Inc.	41,262	371
			122,817
Airlines (5.8%)
	Delta Air Lines Inc.	689,718	30,706
	American Airlines Group Inc.	590,654	28,292
	Southwest Airlines Co.	558,965	24,170
*	United Continental
	Holdings Inc.	303,943	19,811
	Alaska Air Group Inc.	110,358	7,024
*	Spirit Airlines Inc.	59,944	4,662
*	JetBlue Airways Corp.	203,697	3,502
	Allegiant Travel Co. Class A	11,643	2,138
*	Hawaiian Holdings Inc.	37,753	699
	SkyWest Inc.	41,211	603
*	Republic Airways
	Holdings Inc.	41,727	537
			122,144
Building Products (2.1%)
	Masco Corp.	293,480	7,686
	Fortune Brands Home &
	Security Inc.	129,735	6,009
	Allegion plc	78,739	4,546
	AO Smith Corp.	63,048	3,974
	Lennox International Inc.	37,847	3,946
	Owens Corning	86,943	3,448
*	USG Corp.	76,769	2,164
*	Armstrong World
	Industries Inc.	38,403	2,144
*	Trex Co. Inc.	24,875	1,252
	Simpson Manufacturing
	Co. Inc.	33,915	1,228
	Apogee Enterprises Inc.	23,847	1,093
*	Masonite International Corp.	14,794	907
	Universal Forest
	Products Inc.	16,558	895
	AAON Inc.	35,516	800
	Quanex Building Products
	Corp.	31,331	614
*	Nortek Inc.	7,757	602
*	American Woodmark Corp.	10,026	528
	Griffon Corp.	30,837	503
*	NCI Building Systems Inc.	23,700	399
*	Continental Building
	Products Inc.	17,873	373
*	PGT Inc.	36,445	371
*	Patrick Industries Inc.	6,438	356
*	Gibraltar Industries Inc.	23,548	345
	Insteel Industries Inc.	14,006	304
*	Builders FirstSource Inc.	39,445	238
*	Ply Gem Holdings Inc.	15,851	218
			44,943

			Market
			Value•
		Shares	($000)
Commercial Services & Supplies (5.8%)
	Waste Management Inc.	358,280	19,519
	Tyco International plc	344,773	14,556
	Republic Services Inc.
	Class A	234,309	9,588
*	Stericycle Inc.	69,959	9,442
	Cintas Corp.	81,875	6,835
	ADT Corp.	143,772	5,639
	Waste Connections Inc.	97,186	4,565
	KAR Auction Services Inc.	116,028	4,231
	Pitney Bowes Inc.	166,112	3,849
*	Copart Inc.	93,666	3,505
	RR Donnelley & Sons Co.	163,733	3,122
	Deluxe Corp.	40,961	2,726
*	Clean Harbors Inc.	47,333	2,636
	Covanta Holding Corp.	96,869	2,099
	HNI Corp.	36,911	1,882
	Healthcare Services
	Group Inc.	55,370	1,859
	Rollins Inc.	53,787	1,804
	Mobile Mini Inc.	38,275	1,588
	Herman Miller Inc.	48,440	1,500
	UniFirst Corp.	12,474	1,482
	Steelcase Inc. Class A	74,728	1,399
	ABM Industries Inc.	43,673	1,358
	Tetra Tech Inc.	52,350	1,331
	MSA Safety Inc.	25,949	1,312
	United Stationers Inc.	31,903	1,289
	G&K Services Inc. Class A	16,429	1,183
	Matthews International
	Corp. Class A	24,272	1,174
	Interface Inc. Class A	53,904	1,088
	Brink’s Co.	38,172	1,074
	Brady Corp. Class A	39,135	1,055
	US Ecology Inc.	17,057	833
	Knoll Inc.	38,946	827
	Multi-Color Corp.	10,989	750
*	ACCO Brands Corp.	94,375	718
	West Corp.	20,260	692
	McGrath RentCorp	19,846	635
*	Team Inc.	16,192	622
	Quad/Graphics Inc.	20,357	477
	Viad Corp.	16,373	435
*	SP Plus Corp.	16,797	380
	Civeo Corp.	78,310	309
	Ennis Inc.	20,783	290
	Ceco Environmental Corp.	15,696	223
	Kimball International Inc.
	Class B	23,315	223
*	InnerWorkings Inc.	28,921	184
*	Performant Financial Corp.	25,310	133
*	Heritage-Crystal Clean Inc.	8,176	101
			122,522
Construction & Engineering (1.7%)
	Fluor Corp.	128,786	7,469
*	Quanta Services Inc.	175,024	5,037
*	Jacobs Engineering
	Group Inc.	109,085	4,837

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	Chicago Bridge & Iron
	Co. NV	80,372	3,710
*	AECOM	120,308	3,616
	EMCOR Group Inc.	55,006	2,422
	KBR Inc.	119,262	1,943
*	Dycom Industries Inc.	28,133	1,248
*	MasTec Inc.	53,357	1,178
	Granite Construction Inc.	30,555	1,012
*	Tutor Perini Corp.	31,344	729
	Primoris Services Corp.	31,182	644
	Comfort Systems USA Inc.	30,303	567
*	Aegion Corp. Class A	30,562	553
*	MYR Group Inc.	17,038	471
	Argan Inc.	9,370	304
*	Great Lakes Dredge &
	Dock Corp.	48,121	293
*	Northwest Pipe Co.	8,097	196
*	Ameresco Inc. Class A	14,228	89
			36,318
Electrical Equipment (5.8%)
	Emerson Electric Co.	571,045	33,075
	Eaton Corp. plc	390,823	27,752
	Rockwell Automation Inc.	111,818	13,087
	AMETEK Inc.	202,595	10,766
*	Sensata Technologies
	Holding NV	132,062	7,097
	Acuity Brands Inc.	35,727	5,662
	Hubbell Inc. Class B	42,560	4,843
	Regal-Beloit Corp.	37,018	2,885
*	Generac Holdings Inc.	56,532	2,787
	Babcock & Wilcox Co.	87,968	2,731
	EnerSys	37,917	2,476
*,^	SolarCity Corp.	47,415	2,435
*	Polypore International Inc.	36,848	2,185
	Franklin Electric Co. Inc.	33,361	1,217
	AZZ Inc.	21,108	959
*	Thermon Group Holdings Inc.	25,660	629
	General Cable Corp.	39,640	596
	Encore Wire Corp.	15,849	591
*,^	Plug Power Inc.	128,681	396
*	GrafTech International Ltd.	98,295	383
*	Enphase Energy Inc.	19,157	264
	Powell Industries Inc.	7,729	261
*	Power Solutions
	International Inc.	3,836	217
*	Vicor Corp.	14,499	191
			123,485
Industrial Conglomerates (17.2%)
	General Electric Co.	8,272,555	215,004
	3M Co.	501,500	84,578
	Danaher Corp.	520,757	45,452
	Roper Industries Inc.	82,475	13,820
	Carlisle Cos. Inc.	52,859	4,920
	Raven Industries Inc.	31,340	653
			364,427
Machinery (16.5%)
	Caterpillar Inc.	473,746	39,274
	Illinois Tool Works Inc.	305,862	30,238
	Deere & Co.	280,389	25,403
	Cummins Inc.	142,951	20,332
	PACCAR Inc.	291,597	18,677
	Parker-Hannifin Corp.	122,402	15,018
	Ingersoll-Rand plc	218,788	14,700
	Stanley Black & Decker Inc.	122,544	12,051
	Pentair plc	153,857	10,227
	Dover Corp.	136,335	9,823
	Pall Corp.	88,009	8,872
	Wabtec Corp.	79,293	7,524
	Snap-on Inc.	47,869	7,048
	Flowserve Corp.	112,288	6,976

			Market
			Value•
		Shares	($000)
*	WABCO Holdings Inc.	46,493	5,432
	Xylem Inc.	149,590	5,340
	IDEX Corp.	65,589	5,067
*	Middleby Corp.	47,211	5,033
	Trinity Industries Inc.	128,211	4,310
	Lincoln Electric Holdings Inc.	60,778	4,196
	Donaldson Co. Inc.	107,456	3,980
	Allison Transmission
	Holdings Inc.	124,308	3,955
	Nordson Corp.	49,354	3,797
*	Colfax Corp.	70,963	3,738
	Graco Inc.	49,301	3,736
	Joy Global Inc.	81,848	3,628
	AGCO Corp.	72,719	3,617
	Oshkosh Corp.	65,750	3,208
	Toro Co.	45,737	3,094
	ITT Corp.	75,225	3,089
	CLARCOR Inc.	41,374	2,723
	SPX Corp.	29,618	2,640
	Crane Co.	38,890	2,599
	Timken Co.	59,706	2,536
	Terex Corp.	89,801	2,461
	Manitowoc Co. Inc.	111,204	2,461
	Valmont Industries Inc.	19,259	2,401
	Woodward Inc.	48,241	2,342
*	Rexnord Corp.	83,700	2,308
	Kennametal Inc.	64,636	2,262
	Hillenbrand Inc.	51,483	1,632
	Mueller Industries Inc.	46,462	1,617
	Barnes Group Inc.	37,836	1,514
	Actuant Corp. Class A	53,455	1,360
	EnPro Industries Inc.	19,554	1,286
*	Proto Labs Inc.	17,892	1,272
	Greenbrier Cos. Inc.	21,368	1,256
	Watts Water Technologies
	Inc. Class A	22,359	1,229
	Mueller Water Products Inc.
	Class A	131,291	1,203
	RBC Bearings Inc.	19,122	1,187
*	Navistar International Corp.	39,955	1,163
*	TriMas Corp.	37,201	1,115
	Harsco Corp.	66,359	1,094
*	Meritor Inc.	76,540	1,094
	Tennant Co.	14,140	924
	Lindsay Corp.	10,401	911
	Albany International Corp.	23,607	890
*	Chart Industries Inc.	24,860	869
	Federal Signal Corp.	52,134	860
	John Bean Technologies
	Corp.	24,127	834
	ESCO Technologies Inc.	21,328	822
*	Wabash National Corp.	55,765	817
	Briggs & Stratton Corp.	38,054	793
	Standex International Corp.	10,271	745
	Sun Hydraulics Corp.	18,708	724
	CIRCOR International Inc.	13,108	704
	Astec Industries Inc.	15,652	669
	Altra Industrial Motion Corp.	21,773	594
*	Blount International Inc.	33,750	560
	Hyster-Yale Materials
	Handling Inc.	7,473	494
	Gorman-Rupp Co.	16,922	486
*	Lydall Inc.	13,844	441
	American Railcar
	Industries Inc.	7,735	434
	Titan International Inc.	43,163	431
	Columbus McKinnon Corp.	15,106	401
	Douglas Dynamics Inc.	17,795	401
	Kadant Inc.	8,968	397
	LB Foster Co. Class A	7,893	387

			Market
			Value•
		Shares	($000)
	Alamo Group Inc.	7,374	370
	FreightCar America Inc.	9,513	298
	Global Brass & Copper
	Holdings Inc.	16,706	235
*,^	ExOne Co.	8,688	131
			350,760
Marine (0.2%)
*	Kirby Corp.	42,304	3,261
	Matson Inc.	35,425	1,398
			4,659
Professional Services (3.9%)
	Nielsen NV	282,417	12,768
	Equifax Inc.	99,586	9,298
*	Verisk Analytics Inc.
	Class A	122,504	8,797
	Towers Watson & Co.
	Class A	57,488	7,560
	Robert Half International Inc.	112,104	6,946
*	IHS Inc. Class A	56,159	6,600
	ManpowerGroup Inc.	65,119	5,239
	Dun & Bradstreet Corp.	29,769	3,944
	Corporate Executive
	Board Co.	27,766	2,172
*	Advisory Board Co.	34,442	1,864
*	WageWorks Inc.	27,666	1,589
*	On Assignment Inc.	40,100	1,532
*	Huron Consulting Group Inc.	19,153	1,277
*	Korn/Ferry International	40,913	1,252
*	FTI Consulting Inc.	33,460	1,234
*	TriNet Group Inc.	31,533	1,146
	Insperity Inc.	18,550	961
	Exponent Inc.	10,808	935
*	TrueBlue Inc.	35,185	810
*	ICF International Inc.	14,308	599
	Resources Connection Inc.	31,421	557
*	Navigant Consulting Inc.	39,523	553
*	RPX Corp.	37,886	552
	Kforce Inc.	23,181	547
	Acacia Research Corp.	41,535	521
*	Paylocity Holding Corp.	14,406	431
	Kelly Services Inc. Class A	23,273	403
*	GP Strategies Corp.	11,036	394
*	CBIZ Inc.	35,511	314
	Heidrick & Struggles
	International Inc.	12,969	310
*	Mistras Group Inc.	13,722	259
	CDI Corp.	11,450	211
*	Franklin Covey Co.	10,169	182
*	Pendrell Corp.	94,131	107
			81,864
Road & Rail (9.6%)
	Union Pacific Corp.	732,422	88,081
	CSX Corp.	819,988	28,134
	Norfolk Southern Corp.	254,812	27,815
	Kansas City Southern	90,878	10,527
*	Hertz Global Holdings Inc.	368,801	8,508
	JB Hunt Transport
	Services Inc.	77,174	6,598
*	Avis Budget Group Inc.	87,470	5,302
*	Genesee & Wyoming Inc.
	Class A	43,517	4,487
*	Old Dominion Freight
	Line Inc.	53,236	4,159
	Ryder System Inc.	43,566	4,095
	Landstar System Inc.	36,625	2,572
*	Swift Transportation Co.	74,738	2,114
	Con-way Inc.	47,714	2,107
*	AMERCO	6,412	2,096
	Knight Transportation Inc.	49,786	1,646
	Werner Enterprises Inc.	38,126	1,223

			63

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	Heartland Express Inc.	39,815	1,002
*	Saia Inc.	20,221	931
	ArcBest Corp.	20,371	853
*	Roadrunner Transportation
	Systems Inc.	23,754	610
	Celadon Group Inc.	18,976	498
	Marten Transport Ltd.	20,110	466
*	YRC Worldwide Inc.	13,904	274
*	Quality Distribution Inc.	21,712	239
			204,337
Trading Companies & Distributors (2.7%)
	WW Grainger Inc.	50,552	11,976
	Fastenal Co.	231,993	9,639
*	United Rentals Inc.	82,161	7,646
*	HD Supply Holdings Inc.	136,820	4,037
	Air Lease Corp. Class A	79,905	3,056
	MSC Industrial Direct Co.
	Inc. Class A	39,977	2,918
*	WESCO International Inc.	36,678	2,546
	Watsco Inc.	21,047	2,467
	GATX Corp.	34,840	2,169
*,^	NOW Inc.	87,981	1,870
	Applied Industrial
	Technologies Inc.	32,106	1,407
	Aircastle Ltd.	53,488	1,234
*	Beacon Roofing Supply Inc.	40,547	1,217
	TAL International Group Inc.	26,567	1,109
*	MRC Global Inc.	83,143	1,070
	Kaman Corp.	20,105	834
*	Rush Enterprises Inc.
	Class A	24,018	671
	H&E Equipment
	Services Inc.	25,527	625
*	DXP Enterprises Inc.	8,901	408
*	CAI International Inc.	14,313	347
*	Titan Machinery Inc.	14,390	207
*	Stock Building Supply
	Holdings Inc.	11,627	181
			57,634
Transportation Infrastructure (0.3%)
	Macquarie Infrastructure
	Co. LLC	59,833	4,703
*	Wesco Aircraft Holdings Inc.	55,884	839
			5,542
Total Common Stocks
(Cost $1,882,143)			2,121,811
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2]	Vanguard Market Liquidity
	Fund, 0.134%
	(Cost $1,837)	1,837,200	1,837
Total Investments (100.1%)
(Cost $1,883,980)			2,123,648
Other Assets and Liabilities (–0.1%)
Other Assets			13,280
Liabilities[2]			(14,997)
			(1,717)
Net Assets (100%)			2,121,931

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,897,634
Undistributed Net Investment Income	6,800
Accumulated Net Realized Losses	(22,171)
Unrealized Appreciation (Depreciation)	239,668
Net Assets	2,121,931

Admiral Shares—Net Assets
Applicable to 1,339,482 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	74,970
Net Asset Value Per Share—
Admiral Shares	$55.97

ETF Shares—Net Assets
Applicable to 18,789,450 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,046,961
Net Asset Value Per Share—
ETF Shares	$108.94

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,712,000.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 Includes $1,837,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	20,742
Interest[1]	2
Securities Lending	101
Total Income	20,845
Expenses
The Vanguard Group—Note B
Investment Advisory Services	163
Management and Administrative—
Admiral Shares	29
Management and Administrative—
ETF Shares	686
Marketing and Distribution—
Admiral Shares	6
Marketing and Distribution—
ETF Shares	186
Custodian Fees	27
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	49
Trustees’ Fees and Expenses	1
Total Expenses	1,147
Net Investment Income	19,698
Realized Net Gain (Loss) on
Investment Securities Sold	48,442
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	52,429
Net Increase (Decrease) in Net Assets
Resulting from Operations	120,569

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,698	27,750
Realized Net Gain (Loss)	48,442	192,518
Change in Unrealized Appreciation (Depreciation)	52,429	93,349
Net Increase (Decrease) in Net Assets Resulting from Operations	120,569	313,617
Distributions
Net Investment Income
Admiral Shares	(1,196)	(288)
ETF Shares	(30,975)	(15,915)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(32,171)	(16,203)
Capital Share Transactions
Admiral Shares	636	44,859
ETF Shares	79,238	489,396
Net Increase (Decrease) from Capital Share Transactions	79,874	534,255
Total Increase (Decrease)	168,272	831,669
Net Assets
Beginning of Period	1,953,659	1,121,990
End of Period[2]	2,121,931	1,953,659

1 Interest income from an affiliated company of the fund was $2,000.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,800,000 and $19,247,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$53.40	$43.24	$34.84	$30.89	$26.57	$23.85
Investment Operations
Net Investment Income	.512	.780	.780[1]	.699	.511	.446[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.919	9.922	8.382	3.878	4.248	2.619
Total from Investment Operations	3.431	10.702	9.162	4.577	4.759	3.065
Distributions
Dividends from Net Investment Income	(.861)	(. 542)	(.762)	(. 627)	(. 439)	(. 345)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.861)	(. 542)	(.762)	(. 627)	(. 439)	(. 345)
Net Asset Value, End of Period	$55.97	$53.40	$43.24	$34.84	$30.89	$26.57

Total Return[2]	6.51%	24.84%	26.70%	15.03%	17.79%	12.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$75	$71	$18	$14	$14	$7
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.01%	1.69%	1.97%	1.99%	1.66%	1.69%
Portfolio Turnover Rate[3]	3%	5%	6%	6%	5%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$103.95	$84.17	$67.82	$60.12	$51.71	$46.45
Investment Operations
Net Investment Income	. 997	1.508	1.517[1]	1.360	.992	.910[1]
Net Realized and Unrealized Gain (Loss)
on Investments	5.666	19.332	16.321	7.557	8.269	5.065
Total from Investment Operations	6.663	20.840	17.838	8.917	9.261	5.975
Distributions
Dividends from Net Investment Income	(1.673)	(1.060)	(1.488)	(1.217)	(.851)	(.715)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(1.673)	(1.060)	(1.488)	(1.217)	(.851)	(.715)
Net Asset Value, End of Period	$108.94	$103.95	$84.17	$67.82	$60.12	$51.71

Total Return	6.46%	24.83%	26.69%	15.04%	17.79%	12.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,047	$1,883	$1,104	$482	$451	$295
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.01%	1.69%	1.97%	1.99%	1.66%	1.69%
Portfolio Turnover Rate[2]	3%	5%	6%	6%	5%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Industrials Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $187,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $48,736,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $21,875,000 to offset future net capital gains. Of this amount, $21,658,000 is subject to expiration dates; $3,382,000 may be used to offset future net capital gains through August 31, 2017, $13,144,000 through August 31, 2018, and $5,132,000 through August 31, 2019. Capital losses of $217,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $1,884,075,000. Net unrealized appreciation of investment securities for tax purposes was $239,573,000, consisting of unrealized gains of $304,693,000 on securities that had risen in value since their purchase and $65,120,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2015, the fund purchased $279,290,000 of investment securities and sold $210,502,000 of investment securities, other than temporary cash investments. Purchases and sales include $233,767,000 and $182,890,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Industrials Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	15,376	285	63,885	1,275
Issued in Lieu of Cash Distributions	1,104	21	266	5
Redeemed	(15,844)	(291)	(19,292)	(376)
Net Increase (Decrease) —Admiral Shares	636	15	44,859	904
ETF Shares
Issued	265,344	2,525	1,042,334	10,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(186,106)	(1,850)	(552,938)	(5,600)
Net Increase (Decrease)—ETF Shares	79,238	675	489,396	5,000

At February 28, 2015, one shareholder was the record or beneficial owner of 50% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol		VITAX	VGT
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		1.21%	1.22%

Portfolio Characteristics
		MSCI
		US IMI/
		Information	MSCI
		Technology	US IMI/
	Fund	25/50	2500
Number of Stocks	390	390	2,481
Median Market Cap $151.2B		$151.2B	$49.1B
Price/Earnings Ratio	21.5x	21.5x	21.3x
Price/Book Ratio	4.2x	4.2x	2.9x
Return on Equity	25.3%	25.3%	17.7%
Earnings Growth Rate	16.7%	16.7%	13.9%
Dividend Yield	1.3%	1.3%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	3%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
MSCI US
IMI/Information
Technology		MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.77
Beta	1.00	1.08
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Application Software		5.8%
Communications Equipment		8.3
Data Processing & Outsourced Services		10.2
Electronic Components		1.5
Electronic Manufacturing Services		1.3
Internet Software & Services		16.6
IT Consulting & Other Services		6.3
Semiconductor Equipment		1.8
Semiconductors		11.2
Systems Software		13.1
Technology Hardware, Storage & Peripherals 21.7
Other Information Technology		2.2

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer Hardware	16.8%
Microsoft Corp.	Systems Software	7.7
Google Inc.	Internet Software
	& Services	7.2
Intel Corp.	Semiconductors	3.6
Facebook Inc.	Internet Software
	& Services	3.5
Oracle Corp.	Systems Software	3.5
International
Business	IT Consulting
Machines Corp.	& Other Services	3.4
Cisco Systems Inc.	Communications
	Equipment	3.4
Visa Inc.	Data Processing
	& Outsourced Services	3.0
QUALCOMM Inc.	Communications
	Equipment	2.7
Top Ten Total		54.8%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.12% for Admiral Shares and 0.12% for ETF Shares.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2004–February 28, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		18.03%	14.82%	9.07%
Net Asset Value		18.01	14.83	9.06
Admiral Shares	3/25/2004	18.05	14.84	9.04

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Communications Equipment (8.3%)
	Cisco Systems Inc.	8,744,561	258,052
	QUALCOMM Inc.	2,843,190	206,160
	Motorola Solutions Inc.	384,851	26,147
*	Palo Alto Networks Inc.	117,160	16,663
	Juniper Networks Inc.	665,836	15,920
*	F5 Networks Inc.	126,168	14,902
	Harris Corp.	178,873	13,895
	Brocade Communications
	Systems Inc.	739,614	9,164
*	ARRIS Group Inc.	208,940	6,139
*	JDS Uniphase Corp.	393,572	5,419
*	Riverbed Technology Inc.	252,009	5,277
*	ViaSat Inc.	75,413	4,927
*	CommScope Holding
	Co. Inc.	143,242	4,512
*	Aruba Networks Inc.	175,809	4,362
*	EchoStar Corp. Class A	74,213	4,033
*	Ciena Corp.	179,725	3,760
	Plantronics Inc.	73,114	3,688
*	Infinera Corp.	212,254	3,619
*	Finisar Corp.	170,915	3,591
	InterDigital Inc.	63,573	3,361
*	Polycom Inc.	233,798	3,231
	ADTRAN Inc.	92,386	1,989
*	NETGEAR Inc.	61,163	1,972
*	Ruckus Wireless Inc.	106,633	1,350
*	Sonus Networks Inc.	75,057	1,280
*	Harmonic Inc.	154,560	1,207
*	Mitel Networks Corp.	116,089	1,179
	Ubiquiti Networks Inc.	36,949	1,169
*	CalAmp Corp.	56,930	1,090
*	Ixia	89,498	1,019
	Comtech
	Telecommunications Corp. 26,670		953
*	Emulex Corp.	106,883	850
*	ShoreTel Inc.	109,934	819
	Black Box Corp.	26,439	581
*	Extreme Networks Inc.	160,768	571
*	Calix Inc.	63,228	553
			633,404
Electronic Equipment, Instruments
& Components (4.3%)
	Corning Inc.	2,192,038	53,486
	TE Connectivity Ltd.	695,411	50,160
	Amphenol Corp. Class A	529,222	29,880
*	Flextronics
	International Ltd.	990,100	12,059
*	Trimble Navigation Ltd.	443,980	11,606
	Avnet Inc.	235,791	10,802
*	Keysight Technologies Inc.	284,493	10,680
*	Arrow Electronics Inc.	165,682	10,266
*	Zebra Technologies Corp.	86,730	7,897
	FLIR Systems Inc.	241,556	7,797
	CDW Corp.	205,912	7,748
*	Ingram Micro Inc.	265,294	6,555

			Market
			Value•
		Shares	($000)
	Belden Inc.	73,755	6,548
	Jabil Circuit Inc.	297,652	6,539
*	Cognex Corp.	140,997	6,301
	FEI Co.	71,682	5,662
*	IPG Photonics Corp.	58,100	5,572
	National Instruments Corp.	172,925	5,385
*	Tech Data Corp.	64,817	3,857
	SYNNEX Corp.	50,376	3,841
	Littelfuse Inc.	38,237	3,836
*	Anixter International Inc.	47,710	3,764
	Dolby Laboratories Inc.
	Class A	86,929	3,518
	Vishay Intertechnology Inc.	230,907	3,288
*	Sanmina Corp.	141,010	3,201
*	Knowles Corp.	145,203	2,781
*	Coherent Inc.	42,560	2,734
*	Universal Display Corp.	71,961	2,475
*	Itron Inc.	67,159	2,450
*	Rogers Corp.	31,103	2,435
	Methode Electronics Inc.	61,171	2,379
*	OSI Systems Inc.	31,758	2,301
*	Plexus Corp.	56,974	2,293
*	Benchmark Electronics Inc.	92,301	2,165
*,^	InvenSense Inc.	129,854	2,165
	MTS Systems Corp.	25,699	1,862
*	Insight Enterprises Inc.	69,465	1,827
*	ScanSource Inc.	49,334	1,794
*	FARO Technologies Inc.	28,957	1,736
*	II-VI Inc.	89,256	1,561
*	Newport Corp.	68,797	1,373
	Badger Meter Inc.	22,979	1,342
	AVX Corp.	84,701	1,207
*	Rofin-Sinar
	Technologies Inc.	47,260	1,133
*	RealD Inc.	78,656	1,027
*	Mercury Systems Inc.	55,710	948
*	Checkpoint Systems Inc.	69,600	940
*	Fabrinet	50,161	900
	CTS Corp.	50,981	890
*	DTS Inc.	29,580	872
*	TTM Technologies Inc.	90,087	794
	Park Electrochemical Corp.	33,293	723
*	GSI Group Inc.	51,436	676
	Daktronics Inc.	61,590	630
*	Kimball Electronics Inc.	47,346	593
	PC Connection Inc.	17,548	450
	Electro Rent Corp.	29,984	387
*	Maxwell Technologies Inc.	47,346	357
*	Control4 Corp.	19,088	248
			328,696
Internet Software & Services (16.6%)
*	Google Inc. Class C	493,227	275,418
*	Google Inc. Class A	487,031	274,018
*	Facebook Inc. Class A	3,422,406	270,267
*	eBay Inc.	1,912,091	110,729
*	Yahoo! Inc.	1,539,535	68,171
*	LinkedIn Corp. Class A	185,226	49,492
*	Twitter Inc.	650,884	31,295

			Market
			Value•
		Shares	($000)
*	Akamai Technologies Inc.	303,862	21,121
*	Equinix Inc.	93,918	21,054
*	VeriSign Inc.	196,700	12,593
*	CoStar Group Inc.	55,120	10,978
*	Rackspace Hosting Inc.	207,528	10,308
*	Zillow Group Inc. Class A	83,349	9,564
	IAC/InterActiveCorp	132,643	8,943
	MercadoLibre Inc.	56,599	7,413
*	AOL Inc.	134,278	5,444
	j2 Global Inc.	77,270	5,196
*	Yelp Inc. Class A	106,998	5,136
*	Pandora Media Inc.	334,877	4,956
*	HomeAway Inc.	151,908	4,708
*	Cimpress NV	49,873	4,164
*	Dealertrack
	Technologies Inc.	86,873	3,455
*	Demandware Inc.	52,389	3,310
*	GrubHub Inc.	75,777	3,183
*	comScore Inc.	52,964	2,732
*	Envestnet Inc.	49,355	2,659
*	Cornerstone
	OnDemand Inc.	82,290	2,630
*	LendingClub Corp.	122,229	2,490
*	WebMD Health Corp.	54,281	2,391
*	Constant Contact Inc.	54,594	2,256
*	LogMeIn Inc.	39,831	2,099
*	SPS Commerce Inc.	27,994	1,923
	NIC Inc.	106,607	1,866
*,^	Gogo Inc.	87,206	1,568
*,^	TrueCar Inc.	77,878	1,550
*	Web.com Group Inc.	84,594	1,510
*,^	Endurance International
	Group Holdings Inc.	78,668	1,465
*	Stamps.com Inc.	24,318	1,363
*	Bankrate Inc.	98,549	1,258
*	Shutterstock Inc.	20,703	1,171
*	Perficient Inc.	58,795	1,169
*	Actua Corp.	66,093	1,108
*	LivePerson Inc.	86,330	996
*	Blucora Inc.	67,140	995
*	Monster Worldwide Inc.	141,192	949
*,^	Textura Corp.	32,756	924
*,^	Coupons.com Inc.	91,998	897
*	Marketo Inc.	31,465	879
*	RetailMeNot Inc.	50,271	876
*	Bazaarvoice Inc.	88,988	823
*	SciQuest Inc.	45,326	789
*	Cvent Inc.	25,781	746
*	Internap Corp.	77,224	735
	EarthLink Holdings Corp.	171,505	732
*	Intralinks Holdings Inc.	65,840	683
*	XO Group Inc.	42,638	662
*	Xoom Corp.	37,925	647
*	Q2 Holdings Inc.	31,108	616
*	Benefitfocus Inc.	17,193	560
*	Dice Holdings Inc.	63,595	557
*	Angie’s List Inc.	73,426	495
*	Liquidity Services Inc.	45,796	453

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*,^	OPOWER Inc.	29,145	438
*,^	Rocket Fuel Inc.	35,264	345
*	ChannelAdvisor Corp.	32,629	323
*	Everyday Health Inc.	20,519	293
*	Marin Software Inc.	33,371	220
*	Amber Road Inc.	19,162	163
			1,270,920
IT Services (16.4%)
	International Business
	Machines Corp.	1,607,731	260,356
	Visa Inc. Class A	843,404	228,824
	MasterCard Inc. Class A	1,712,878	154,382
	Accenture plc Class A	1,073,042	96,606
	Automatic Data
	Processing Inc.	824,387	73,239
*	Cognizant Technology
	Solutions Corp. Class A	1,041,279	65,064
	Fidelity National
	Information Services Inc.	485,170	32,793
*	Fiserv Inc.	417,211	32,572
*	Alliance Data Systems
	Corp.	109,170	30,405
	Paychex Inc.	557,128	27,764
	Xerox Corp.	1,854,584	25,315
*	FleetCor Technologies Inc.	132,792	20,374
	Western Union Co.	893,781	17,447
	Computer Sciences Corp.	240,938	17,087
*	Gartner Inc.	150,537	12,511
*	Teradata Corp.	261,615	11,647
	Total System Services Inc.	284,442	10,866
	Broadridge Financial
	Solutions Inc.	203,587	10,837
	Global Payments Inc.	116,434	10,696
*	Vantiv Inc. Class A	248,882	9,206
	Jack Henry &
	Associates Inc.	140,503	9,203
*	WEX Inc.	66,273	7,091
*	VeriFone Systems Inc.	191,102	6,725
	MAXIMUS Inc.	112,630	6,671
	DST Systems Inc.	58,889	6,259
	Booz Allen Hamilton
	Holding Corp. Class A	176,113	5,241
*	CoreLogic Inc.	147,364	4,913
	Leidos Holdings Inc.	108,824	4,899
*	Euronet Worldwide Inc.	84,647	4,783
	Science Applications
	International Corp.	73,880	4,040
*	EPAM Systems Inc.	64,674	3,989
	Convergys Corp.	171,985	3,844
*	CACI International Inc.
	Class A	36,065	3,148
	Heartland Payment
	Systems Inc.	61,159	2,999
	Sabre Corp.	136,724	2,975
*	Syntel Inc.	57,466	2,839
*	Cardtronics Inc.	76,004	2,781
*	Acxiom Corp.	131,332	2,627
*	IGATE Corp.	60,464	2,588
*,^	NeuStar Inc. Class A	94,768	2,513
*	Blackhawk Network
	Holdings Inc. Class B	67,786	2,486
	EVERTEC Inc.	114,102	2,379
*	Unisys Corp.	85,699	1,940
*	Virtusa Corp.	47,971	1,888
*	ExlService Holdings Inc.	52,448	1,830
	CSG Systems
	International Inc.	59,487	1,779
*	Sykes Enterprises Inc.	66,478	1,546

			Market
			Value•
		Shares	($000)
	ManTech International Corp.
	Class A	41,673	1,379
*	Net 1 UEPS
	Technologies Inc.	71,510	977
*	TeleTech Holdings Inc.	33,561	815
*	Blackhawk Network
	Holdings Inc.	21,380	792
*	Global Cash Access
	Holdings Inc.	109,933	782
	Cass Information
	Systems Inc.	15,349	770
	Forrester Research Inc.	16,746	630
*	MoneyGram
	International Inc.	50,139	426
			1,258,538
Semiconductors & Semiconductor
Equipment (13.0%)
	Intel Corp.	8,269,318	274,955
	Texas Instruments Inc.	1,806,359	106,214
*	Micron Technology Inc.	1,835,690	56,301
	Avago Technologies Ltd.
	Class A	432,509	55,197
	Applied Materials Inc.	2,083,581	52,194
	Broadcom Corp. Class A	926,866	41,922
	Analog Devices Inc.	536,431	31,403
	Skyworks Solutions Inc.	326,061	28,612
	Lam Research Corp.	271,818	22,414
	NVIDIA Corp.	925,102	20,408
	Linear Technology Corp.	406,859	19,604
	Altera Corp.	521,246	19,291
	Xilinx Inc.	452,194	19,159
	KLA-Tencor Corp.	281,929	18,313
	Microchip Technology Inc.	343,740	17,624
*	Qorvo Inc.	250,837	17,408
	Maxim Integrated
	Products Inc.	484,772	16,674
	Marvell Technology
	Group Ltd.	659,716	10,635
*	SunEdison Inc.	435,942	9,652
*	ON Semiconductor Corp.	745,333	9,503
*	Cree Inc.	204,749	8,038
*	First Solar Inc.	128,170	7,658
	Teradyne Inc.	370,148	7,151
*	Freescale
	Semiconductor Ltd.	181,394	6,550
*	Cavium Inc.	91,101	6,239
*	Atmel Corp.	714,576	5,960
*	Synaptics Inc.	62,463	5,369
*	Microsemi Corp.	162,973	5,254
*	Integrated Device
	Technology Inc.	241,804	4,991
^	Cypress Semiconductor
	Corp.	257,062	3,792
*	Fairchild Semiconductor
	International Inc. Class A	206,198	3,596
*	Silicon Laboratories Inc.	70,635	3,577
	Intersil Corp. Class A	221,685	3,456
*	Advanced Micro
	Devices Inc.	1,109,440	3,450
*	Spansion Inc. Class A	93,280	3,366
*	Semtech Corp.	114,746	3,320
	Monolithic Power
	Systems Inc.	62,281	3,284
	Tessera Technologies Inc.	81,159	3,251
	MKS Instruments Inc.	91,066	3,220
*	Cirrus Logic Inc.	106,680	3,212
*	Entegris Inc.	237,493	3,185
*	PMC-Sierra Inc.	333,096	3,164
*	Mellanox Technologies Ltd. 65,569		3,124

			Market
			Value•
		Shares	($000)
	Power Integrations Inc.	50,884	2,791
*	OmniVision
	Technologies Inc.	97,962	2,626
*	SunPower Corp. Class A	78,975	2,579
*	Amkor Technology Inc.	244,385	2,378
*	Rambus Inc.	185,523	2,226
*,^	Ambarella Inc.	37,053	2,126
*	Cabot Microelectronics
	Corp.	41,015	2,125
*	Kulicke & Soffa
	Industries Inc.	131,839	2,109
*	Veeco Instruments Inc.	68,496	2,088
*	Diodes Inc.	64,880	1,848
*	Advanced Energy
	Industries Inc.	65,393	1,741
	Brooks Automation Inc.	115,673	1,388
*	Lattice Semiconductor Corp.	203,576	1,368
	Micrel Inc.	80,950	1,209
*	M/A-COM Technology
	Solutions Holdings Inc.	35,689	1,203
*	FormFactor Inc.	97,781	960
*	Silicon Image Inc.	130,373	950
	Integrated Silicon
	Solution Inc.	53,318	877
*	Photronics Inc.	103,544	860
*	Ultratech Inc.	47,104	850
*	PDF Solutions Inc.	46,190	838
*	Inphi Corp.	44,296	826
*	Xcerra Corp.	89,501	813
*	CEVA Inc.	36,796	733
*	Exar Corp.	67,610	725
*	Nanometrics Inc.	40,532	725
*	Applied Micro Circuits Corp.	131,895	717
*	Rudolph Technologies Inc.	55,406	683
	IXYS Corp.	42,018	503
*	Magnachip Semiconductor
	Corp.	52,698	301
			992,856
Software (19.6%)
	Microsoft Corp.	13,390,707	587,182
	Oracle Corp.	6,062,269	265,649
*	salesforce.com inc	1,024,962	71,112
*	Adobe Systems Inc.	810,250	64,091
	Intuit Inc.	463,929	45,293
*	Electronic Arts Inc.	532,934	30,473
	Symantec Corp.	1,178,593	29,653
*	Autodesk Inc.	388,599	24,964
*	Red Hat Inc.	322,587	22,297
	Activision Blizzard Inc.	856,868	19,982
	CA Inc.	569,302	18,514
*	Citrix Systems Inc.	275,297	17,530
*	ServiceNow Inc.	228,304	17,410
*	Workday Inc. Class A	169,112	14,459
*	ANSYS Inc.	157,130	13,508
*	Splunk Inc.	194,787	13,099
	CDK Global Inc.	273,691	12,817
*	Synopsys Inc.	265,594	12,326
*	VMware Inc. Class A	144,502	12,293
	FactSet Research
	Systems Inc.	68,086	10,591
*	Cadence Design
	Systems Inc.	500,564	9,188
*	Fortinet Inc.	238,017	8,000
*	Informatica Corp.	185,834	7,981
*	Ultimate Software Group Inc.	45,887	7,555
	SS&C Technologies
	Holdings Inc.	121,395	7,366
*	PTC Inc.	200,091	6,934

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Tableau Software Inc.
	Class A	72,535	6,819
*	Guidewire Software Inc.	118,934	6,620
	Solera Holdings Inc.	116,369	6,486
*	Manhattan Associates Inc.	128,157	6,389
*	Tyler Technologies Inc.	53,158	6,345
*	Verint Systems Inc.	103,743	6,315
*	Nuance
	Communications Inc.	437,442	6,255
*	FireEye Inc.	140,147	6,204
*	Aspen Technology Inc.	155,974	6,021
*	SolarWinds Inc.	115,795	5,874
*	NetSuite Inc.	58,869	5,676
*	Qlik Technologies Inc.	153,240	4,971
	Fair Isaac Corp.	55,095	4,690
*	Rovi Corp.	161,689	4,023
	Mentor Graphics Corp.	165,762	3,889
*	ACI Worldwide Inc.	195,673	3,884
*	Take-Two Interactive
	Software Inc.	141,923	3,760
	Blackbaud Inc.	78,747	3,575
*	CommVault Systems Inc.	73,960	3,570
	Advent Software Inc.	74,173	3,276
*	Proofpoint Inc.	50,906	2,883
*	MicroStrategy Inc. Class A	15,706	2,801
*	NetScout Systems Inc.	67,211	2,710
*	Zynga Inc. Class A	1,152,978	2,652
*	Fleetmatics Group plc	63,406	2,613
*	Synchronoss
	Technologies Inc.	57,561	2,548
*	Ellie Mae Inc.	45,675	2,414
	Monotype Imaging
	Holdings Inc.	67,422	2,158
*	Progress Software Corp.	77,785	2,127
*	Infoblox Inc.	89,047	2,070
*	TiVo Inc.	175,495	1,962
*	RealPage Inc.	94,854	1,919
*	Bottomline Technologies
	de Inc.	67,502	1,787
*	Imperva Inc.	34,014	1,568
*	BroadSoft Inc.	49,508	1,558
*	Zendesk Inc.	62,033	1,533
*	Qualys Inc.	31,275	1,440
^	Ebix Inc.	51,588	1,356
*,^	VASCO Data Security
	International Inc.	51,472	1,319
*	Interactive Intelligence
	Group Inc.	28,417	1,206
	Pegasystems Inc.	57,633	1,141
*	Callidus Software Inc.	77,173	1,103
*	PROS Holdings Inc.	42,324	1,036
	Epiq Systems Inc.	50,939	897
*	ePlus Inc.	10,332	859

			Market
			Value•
		Shares	($000)
*	Tangoe Inc.	57,871	718
*	Comverse Inc.	35,436	636
*	EnerNOC Inc.	45,689	616
*	Rubicon Project Inc.	27,240	513
*	MobileIron Inc.	51,831	463
*	Varonis Systems Inc.	12,422	384
*	Gigamon Inc.	18,336	368
*	Silver Spring Networks Inc.	36,163	356
*	Mavenir Systems Inc.	24,209	353
*	Jive Software Inc.	64,676	327
			1,505,303
Technology Hardware, Storage &
Peripherals (21.7%)
	Apple Inc.	10,030,472	1,288,514
	Hewlett-Packard Co.	3,193,142	111,249
	EMC Corp.	3,479,677	100,702
	Western Digital Corp.	377,267	40,360
	Seagate Technology plc	559,031	34,168
	SanDisk Corp.	377,347	30,161
	NetApp Inc.	533,081	20,604
*	NCR Corp.	287,027	8,442
*,^	3D Systems Corp.	177,901	5,421
	Lexmark International Inc.
	Class A	100,179	4,274
	Diebold Inc.	105,302	3,759
*	Electronics For Imaging Inc. 79,938		3,246
*	Super Micro Computer Inc.	60,932	2,448
*	QLogic Corp.	150,061	2,252
*	Cray Inc.	66,165	1,976
*,^	Nimble Storage Inc.	55,780	1,409
*	Eastman Kodak Co.	31,087	586
*	Silicon Graphics
	International Corp.	54,590	504
			1,660,075
Total Common Stocks
(Cost $5,560,850)			7,649,792
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2]	Vanguard Market Liquidity
	Fund, 0.134%
	(Cost $8,710)	8,710,201	8,710
Total Investments (100.0%)
(Cost $5,569,560)			7,658,502
Other Assets and Liabilities (0.0%)
Other Assets			38,159
Liabilities[2]			(40,588)
			(2,429)
Net Assets (100%)			7,656,073

At February 28, 2015, net assets consisted of:

Amount ($000)

Paid-in Capital	5,609,051
Undistributed Net Investment Income	16,356
Accumulated Net Realized Losses	(58,276)
Unrealized Appreciation (Depreciation)	2,088,942
Net Assets	7,656,073

Admiral Shares—Net Assets
Applicable to 5,969,573 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	333,627
Net Asset Value Per Share—
Admiral Shares	$55.89

ETF Shares—Net Assets
Applicable to 67,092,244 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,322,446
Net Asset Value Per Share—
ETF Shares	$109.14

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,288,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $8,710,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	49,308
Interest[1]	2
Securities Lending	279
Total Income	49,589
Expenses
The Vanguard Group—Note B
Investment Advisory Services	543
Management and Administrative—
Admiral Shares	113
Management and Administrative—
ETF Shares	2,435
Marketing and Distribution—
Admiral Shares	22
Marketing and Distribution—
ETF Shares	604
Custodian Fees	30
Shareholders’ Reports—Admiral Shares	2
Shareholders’ Reports—ETF Shares	151
Trustees’ Fees and Expenses	2
Total Expenses	3,902
Net Investment Income	45,687
Realized Net Gain (Loss) on
Investment Securities Sold	183,337
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	384,453
Net Increase (Decrease) in Net Assets
Resulting from Operations	613,477

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	45,687	68,518
Realized Net Gain (Loss)	183,337	216,537
Change in Unrealized Appreciation (Depreciation)	384,453	1,053,464
Net Increase (Decrease) in Net Assets Resulting from Operations	613,477	1,338,519
Distributions
Net Investment Income
Admiral Shares	(3,231)	(1,907)
ETF Shares	(76,164)	(46,579)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(79,395)	(48,486)
Capital Share Transactions
Admiral Shares	69,887	37,646
ETF Shares	935,685	1,139,818
Net Increase (Decrease) from Capital Share Transactions	1,005,572	1,177,464
Total Increase (Decrease)	1,539,654	2,467,497
Net Assets
Beginning of Period	6,116,419	3,648,922
End of Period[2]	7,656,073	6,116,419

1 Interest income from an affiliated company of the fund was $2,000.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,356,000 and $50,064,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$51.93	$39.75	$37.17	$30.30	$25.30	$24.39
Investment Operations
Net Investment Income	. 359[1]	.580	.521	. 320	. 238.146
Net Realized and Unrealized Gain (Loss)
on Investments	4.202	12.079	2.493	6.797	4.947	.882
Total from Investment Operations	4.561	12.659	3.014	7.117	5.185	1.028
Distributions
Dividends from Net Investment Income	(.601)	(.479)	(. 434)	(.247)	(.185)	(.118)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.601)	(.479)	(. 434)	(.247)	(.185)	(.118)
Net Asset Value, End of Period	$55.89	$51.93	$39.75	$37.17	$30.30	$25.30

Total Return[2]	8.86%	32.05%	8.24%	23.63%	20.46%	4.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$334	$241	$152	$95	$60	$46
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.36%	1.38%	1.53%	1.01%	0.79%	0.69%
Portfolio Turnover Rate[3]	3%	6%	6%	6%	6%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$101.41	$77.63	$72.58	$59.17	$49.40	$47.64
Investment Operations
Net Investment Income	.694[1]	1.135	1.011	.628	.464	. 296
Net Realized and Unrealized Gain (Loss)
on Investments	8.207	23.589	4.872	13.267	9.668	1.714
Total from Investment Operations	8.901	24.724	5.883	13.895	10.132	2.010
Distributions
Dividends from Net Investment Income	(1.171)	(. 944)	(. 833)	(. 485)	(. 362)	(. 250)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(1.171)	(. 944)	(. 833)	(. 485)	(. 362)	(. 250)
Net Asset Value, End of Period	$109.14	$101.41	$77.63	$72.58	$59.17	$49.40

Total Return	8.82%	32.04%	8.23%	23.65%	20.48%	4.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,322	$5,876	$3,497	$2,536	$1,730	$1,137
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.36%	1.38%	1.53%	1.01%	0.79%	0.69%
Portfolio Turnover Rate[2]	3%	6%	6%	6%	6%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Information Technology Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $671,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $185,049,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $56,558,000 to offset future net capital gains. Of this amount, $55,219,000 is subject to expiration dates; $612,000 may be used to offset future net capital gains through August 31, 2015, $218,000 through August 31, 2016, $14,013,000 through August 31, 2017, $20,048,000 through August 31, 2018, and $20,328,000 through August 31, 2019. Capital losses of $1,339,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $5,569,560,000. Net unrealized appreciation of investment securities for tax purposes was $2,088,942,000, consisting of unrealized gains of $2,145,176,000 on securities that had risen in value since their purchase and $56,234,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2015, the fund purchased $1,412,269,000 of investment securities and sold $444,849,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,205,927,000 and $345,637,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Information Technology Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	91,329	1,742	74,157	1,605
Issued in Lieu of Cash Distributions	3,022	58	1,800	41
Redeemed	(24,464)	(467)	(38,311)	(835)
Net Increase (Decrease) —Admiral Shares	69,887	1,333	37,646	811
ETF Shares
Issued	1,290,114	12,575	1,543,974	17,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(354,429)	(3,425)	(404,156)	(4,500)
Net Increase (Decrease)—ETF Shares	935,685	9,150	1,139,818	12,900

At February 28, 2015, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol	VMIAX		VAW
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		1.81%	1.82%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Materials	US IMI/
	Fund	25/50	2500
Number of Stocks	125	125	2,481
Median Market Cap	$22.5B	$22.5B	$49.1B
Price/Earnings Ratio	23.8x	23.8x	21.3x
Price/Book Ratio	3.2x	3.2x	2.9x
Return on Equity	18.9%	18.9%	17.7%
Earnings Growth Rate	17.2%	17.2%	13.9%
Dividend Yield	1.9%	1.9%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Materials		MSCI US
		25/50	IMI/2500
R-Squared		1.00	0.80
Beta		1.00	1.10

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Aluminum	2.4%
Commodity Chemicals	5.9
Construction Materials	2.9
Diversified Chemicals	18.5
Diversified Metals & Mining	3.5
Fertilizers & Agricultural Chemicals	11.3
Gold	2.2
Industrial Gases	9.4
Metal & Glass Containers	4.0
Paper Packaging	6.6
Paper Products	4.2
Specialty Chemicals	23.2
Steel	4.9
Other Materials	1.0

Ten Largest Holdings (% of total net assets)

EI du Pont de
Nemours & Co.	Diversified Chemicals	8.4%
Monsanto Co.	Fertilizers &
	Agricultural Chemicals	7.0
Dow Chemical Co.	Diversified Chemicals	6.9
Praxair Inc.	Industrial Gases	4.4
LyondellBasell
Industries NV
Class A	Commodity Chemicals	4.4
Air Products
& Chemicals Inc.	Industrial Gases	4.0
PPG Industries Inc.	Specialty Chemicals	3.9
Ecolab Inc.	Specialty Chemicals	3.7
Sherwin-Williams
Co.	Specialty Chemicals	2.8
International Paper
Co.	Paper Products	2.7
Top Ten		48.2%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.12% for Admiral Shares and 0.12% for ETF Shares.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2004–February 28, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		5.89%	11.80%	8.28%
Net Asset Value		5.90	11.80	8.29
Admiral Shares	2/11/2004	5.93	11.81	8.28

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Chemicals (68.5%)
	EI du Pont de Nemours
	& Co.	1,636,286	127,385
	Monsanto Co.	874,691	105,339
	Dow Chemical Co.	2,128,735	104,819
	Praxair Inc.	526,279	67,311
	LyondellBasell Industries
	NV Class A	768,742	66,043
	Air Products &
	Chemicals Inc.	386,058	60,279
	PPG Industries Inc.	247,869	58,343
	Ecolab Inc.	487,910	56,373
	Sherwin-Williams Co.	147,394	42,037
	Mosaic Co.	578,237	30,797
	Sigma-Aldrich Corp.	215,046	29,689
	CF Industries Holdings Inc.	89,832	27,509
	Eastman Chemical Co.	268,281	19,976
	International Flavors &
	Fragrances Inc.	146,179	17,824
	Celanese Corp. Class A	277,526	15,850
	FMC Corp.	240,595	15,256
	Ashland Inc.	119,187	15,211
	Airgas Inc.	121,393	14,230
*	WR Grace & Co.	126,775	12,570
	Valspar Corp.	142,199	12,322
	RPM International Inc.	240,992	12,182
	Albemarle Corp.	203,069	11,488
	NewMarket Corp.	18,127	8,540
	Huntsman Corp.	374,639	8,414
	PolyOne Corp.	164,001	6,517
	Cytec Industries Inc.	123,611	6,493
	Axiall Corp.	126,739	5,869
	Westlake Chemical Corp.	84,135	5,617
	Sensient Technologies Corp.	87,014	5,535
*	Platform Specialty
	Products Corp.	213,472	5,503
	Scotts Miracle-Gro Co.
	Class A	82,553	5,408
	Cabot Corp.	115,539	5,213
	Minerals Technologies Inc.	62,336	4,565
	HB Fuller Co.	90,842	4,061
	Olin Corp.	141,148	3,958
*	Chemtura Corp.	133,001	3,491
	Balchem Corp.	55,502	3,270
*	Axalta Coating Systems Ltd.	103,698	2,945
	Tronox Ltd. Class A	114,883	2,486
	A Schulman Inc.	52,638	2,241
	Innophos Holdings Inc.	39,294	2,206
	Innospec Inc.	44,112	1,948
	Quaker Chemical Corp.	23,998	1,948
*	Ferro Corp.	141,346	1,802

			Market
			Value•
		Shares	($000)
*	Calgon Carbon Corp.	86,500	1,785
	OM Group Inc.	55,579	1,600
*	Flotek Industries Inc.	92,229	1,575
	Stepan Co.	35,980	1,478
*	Intrepid Potash Inc.	102,582	1,448
	Rayonier Advanced
	Materials Inc.	76,986	1,429
*	LSB Industries Inc.	34,700	1,304
*	Kraton Performance
	Polymers Inc.	59,068	1,192
	Tredegar Corp.	40,938	842
	Hawkins Inc.	17,333	676
	Koppers Holdings Inc.	37,037	597
	Zep Inc.	35,473	590
*	Rentech Inc.	413,368	566
	FutureFuel Corp.	43,908	540
	American Vanguard Corp.	47,324	533
	Kronos Worldwide Inc.	41,495	509
*	Trinseo SA	22,255	404
			1,037,931
Construction Materials (2.9%)
	Vulcan Materials Co.	237,910	19,746
	Martin Marietta
	Materials Inc.	103,292	14,702
	Eagle Materials Inc.	86,226	6,769
*	Headwaters Inc.	133,152	2,186
	United States Lime &
	Minerals Inc.	3,950	267
			43,670
Containers & Packaging (10.6%)
	Rock-Tenn Co. Class A	253,019	17,367
	Sealed Air Corp.	362,170	17,069
	Ball Corp.	234,847	16,841
	MeadWestvaco Corp.	301,228	15,983
	Packaging Corp. of America	177,664	14,721
*	Crown Holdings Inc.	250,815	13,293
*	Graphic Packaging
	Holding Co.	590,272	8,907
	Avery Dennison Corp.	164,419	8,805
	Bemis Co. Inc.	180,304	8,799
	Sonoco Products Co.	182,826	8,562
*	Owens-Illinois Inc.	297,705	7,788
	AptarGroup Inc.	116,910	7,701
*	Berry Plastics Group Inc.	213,419	7,322
	Silgan Holdings Inc.	79,904	4,587
	Greif Inc. Class A	46,124	2,029
	Myers Industries Inc.	48,065	957
			160,731
Metals & Mining (13.3%)
	Freeport-McMoRan Inc.	1,876,722	40,594
	Alcoa Inc.	2,129,129	31,490
	Nucor Corp.	576,229	27,100

			Market
			Value•
		Shares	($000)
	Newmont Mining Corp.	900,909	23,721
	Royal Gold Inc.	117,684	8,485
	Reliance Steel &
	Aluminum Co.	141,013	8,039
	Steel Dynamics Inc.	433,943	7,906
	Allegheny Technologies Inc.	196,219	6,605
	United States Steel Corp.	262,589	6,289
	Compass Minerals
	International Inc.	60,665	5,500
	Carpenter Technology Corp.	96,177	4,074
*	Stillwater Mining Co.	217,001	3,147
	Commercial Metals Co.	202,670	3,050
	Worthington Industries Inc.	92,764	2,505
	Kaiser Aluminum Corp.	32,169	2,430
	Hecla Mining Co.	662,917	2,201
	SunCoke Energy Inc.	119,504	2,181
	TimkenSteel Corp.	65,932	1,982
*	Century Aluminum Co.	96,385	1,828
^	Cliffs Natural Resources Inc.	262,683	1,797
	Globe Specialty Metals Inc.	106,488	1,773
*	RTI International Metals Inc.	52,975	1,476
*	AK Steel Holding Corp.	319,642	1,413
*	Horsehead Holding Corp.	100,856	1,295
	Materion Corp.	34,529	1,264
*	Coeur Mining Inc.	185,599	1,084
	Haynes International Inc.	22,256	899
	Schnitzer Steel
	Industries Inc.	47,710	749
*	McEwen Mining Inc.	400,460	453
*,^	Molycorp Inc.	355,199	333
			201,663
Paper & Forest Products (4.8%)
	International Paper Co.	726,889	41,004
	KapStone Paper and
	Packaging Corp.	156,019	5,376
	Domtar Corp.	116,317	5,258
*	Louisiana-Pacific Corp.	256,765	4,321
	Schweitzer-Mauduit
	International Inc.	55,083	2,579
*	Resolute Forest
	Products Inc.	119,593	2,181
*	Boise Cascade Co.	60,480	2,154
*	Clearwater Paper Corp.	35,200	2,149
	PH Glatfelter Co.	77,571	1,901
	Neenah Paper Inc.	29,939	1,809
	Deltic Timber Corp.	20,505	1,357
*	Mercer International Inc.	87,027	1,242
	Wausau Paper Corp.	76,053	714
			72,045
Total Common Stocks
(Cost $1,370,348)			1,516,040

Materials Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market Liquidity
Fund, 0.134%
(Cost $741)	740,801	741
Total Investments (100.1%)
(Cost $1,371,089)		1,516,781
Other Assets and Liabilities (–0.1%)
Other Assets		8,662
Liabilities[2]		(10,402)
		(1,740)
Net Assets (100%)		1,515,041

At February 28, 2015, net assets consisted of:

Amount
($000)
Paid-in Capital	1,414,051
Undistributed Net Investment Income	3,541
Accumulated Net Realized Losses	(48,243)
Unrealized Appreciation (Depreciation)	145,692
Net Assets	1,515,041

Admiral Shares—Net Assets
Applicable to 3,468,735 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	199,192
Net Asset Value Per Share—
Admiral Shares	$57.43

ETF Shares—Net Assets
Applicable to 11,677,042 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,315,849
Net Asset Value Per Share—
ETF Shares	$112.69

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $711,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $741,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	13,983
Interest[1]	1
Securities Lending	100
Total Income	14,084
Expenses
The Vanguard Group—Note B
Investment Advisory Services	122
Management and Administrative—
Admiral Shares	73
Management and Administrative—
ETF Shares	452
Marketing and Distribution—
Admiral Shares	13
Marketing and Distribution—
ETF Shares	130
Custodian Fees	6
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	46
Trustees’ Fees and Expenses	1
Total Expenses	844
Net Investment Income	13,240
Realized Net Gain (Loss) on
Investment Securities Sold	106,896
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(109,375)
Net Increase (Decrease) in Net
Assets Resulting from Operations	10,761

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,240	23,381
Realized Net Gain (Loss)	106,896	46,571
Change in Unrealized Appreciation (Depreciation)	(109,375)	215,169
Net Increase (Decrease) in Net Assets Resulting from Operations	10,761	285,121
Distributions
Net Investment Income
Admiral Shares	(2,938)	(2,782)
ETF Shares	(22,046)	(17,757)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(24,984)	(20,539)
Capital Share Transactions
Admiral Shares	24,492	1,431
ETF Shares	7,746	296,361
Net Increase (Decrease) from Capital Share Transactions	32,238	297,792
Total Increase (Decrease)	18,015	562,374
Net Assets
Beginning of Period	1,497,026	934,652
End of Period[2]	1,515,041	1,497,026

1 Interest income from an affiliated company of the fund was $1,000.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,541,000 and $15,285,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$57.84	$46.34	$40.66	$39.53	$33.32	$30.68
Investment Operations
Net Investment Income	.509	.936	1.014	.783	. 579	.971[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.043	11.528	5.464	1.151	6.551	2.128
Total from Investment Operations	. 552	12.464	6.478	1.934	7.130	3.099
Distributions
Dividends from Net Investment Income	(. 962)	(. 964)	(.798)	(. 804)	(. 920)	(. 459)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 962)	(. 964)	(.798)	(. 804)	(. 920)	(. 459)
Net Asset Value, End of Period	$57.43	$57.84	$46.34	$40.66	$39.53	$33.32

Total Return[2]	1.09%	27.18%	16.12%	5.10%	21.26%	10.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$199	$175	$139	$123	$138	$97
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.88%	2.32%	1.93%	1.63%	2.81%[1]
Portfolio Turnover Rate[3]	4%	4%	7%	7%	14%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.417 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$113.50	$90.94	$79.81	$77.59	$65.40	$60.23
Investment Operations
Net Investment Income	.996	1.847	1.993	1.537	1.142	1.907[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.086	22.612	10.708	2.259	12.852	4.186
Total from Investment Operations	1.082	24.459	12.701	3.796	13.994	6.093
Distributions
Dividends from Net Investment Income	(1.892)	(1.899)	(1.571)	(1.576)	(1.804)	(. 923)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.892)	(1.899)	(1.571)	(1.576)	(1.804)	(. 923)
Net Asset Value, End of Period	$112.69	$113.50	$90.94	$79.81	$77.59	$65.40

Total Return	1.05%	27.17%	16.08%	5.09%	21.26%	10.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,316	$1,323	$796	$642	$593	$415
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.88%	2.32%	1.93%	1.63%	2.81%[1]
Portfolio Turnover Rate[2]	4%	4%	7%	7%	14%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.819 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Materials Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $132,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $114,866,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $40,272,000 to offset future net capital gains. Of this amount, $39,879,000 is subject to expiration dates; $18,746,000 may be used to offset future net capital gains through August 31, 2018, and $21,133,000 through August 31, 2019. Capital losses of $393,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $1,371,089,000. Net unrealized appreciation of investment securities for tax purposes was $145,692,000, consisting of unrealized gains of $286,170,000 on securities that had risen in value since their purchase and $140,478,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2015, the fund purchased $361,206,000 of investment securities and sold $339,646,000 of investment securities, other than temporary cash investments. Purchases and sales include $295,274,000 and $308,560,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Materials Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	37,770	691	37,288	704
Issued in Lieu of Cash Distributions	2,371	45	2,322	46
Redeemed	(15,649)	(285)	(38,179)	(729)
Net Increase (Decrease) —Admiral Shares	24,492	451	1,431	21
ETF Shares
Issued	316,757	2,950	411,198	4,001
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(309,011)	(2,925)	(114,837)	(1,100)
Net Increase (Decrease)—ETF Shares	7,746	25	296,361	2,901

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol	VTCAX		VOX
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		3.21%	3.21%

Portfolio Characteristics
		MSCI
		US IMI/
		Telecom	MSCI
		Services	US IMI/
	Fund	25/50	2500
Number of Stocks	29	28	2,481
Median Market Cap	$21.7B	$21.7B	$49.1B
Price/Earnings Ratio	34.0x	34.1x	21.3x
Price/Book Ratio	2.9x	2.9x	2.9x
Return on Equity	12.0%	12.0%	17.7%
Earnings Growth Rate	0.8%	0.7%	13.9%
Dividend Yield	3.4%	3.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	17%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Telecom
	Services	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.30
Beta	1.00	0.64
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Alternative Carriers		18.7%
Integrated Telecommunication Services		62.4
Wireless Telecommunication Services		18.9

Ten Largest Holdings (% of total net assets)

AT&T Inc.	Integrated
	Telecommunication
	Services	22.2%
Verizon	Integrated
Communications	Telecommunication
Inc.	Services	22.1
SBA	Wireless
Communications	Telecommunication
Corp. Class A	Services	4.7
Level 3
Communications Inc.	Alternative Carriers	4.5
CenturyLink Inc.	Integrated
	Telecommunication
	Services	4.4
T-Mobile US Inc.	Wireless
	Telecommunication
	Services	3.2
Frontier	Integrated
Communications	Telecommunication
Corp.	Services	3.2
Sprint Corp.	Wireless
	Telecommunication
	Services	2.3
Windstream	Integrated
Holdings Inc.	Telecommunication
	Services	2.1
inContact Inc.	Alternative Carriers	1.9
Top Ten Total		70.6%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.12% for Admiral Shares and 0.12% for ETF Shares.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		4.03%	11.99%	7.46%
Net Asset Value		3.98	12.00	7.45
Admiral Shares	3/11/2005	4.04	12.03	8.09[1]

1 Since inception.

See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Diversified Telecommunication Services (80.8%)
	Alternative Carriers (18.6%)
*	Level 3 Communications
	Inc.	820,795	44,208
*	inContact Inc.	1,582,660	18,533
*	Vonage Holdings Corp.	3,907,226	17,739
	Cogent Communications
	Holdings Inc.	467,419	17,164
*	Iridium Communications
	Inc.	1,749,176	16,757
	Lumos Networks Corp.	898,406	15,471
*	8x8 Inc.	2,006,807	14,870
*,^	Globalstar Inc.	5,732,051	14,789
*	Premiere Global Services
	Inc.	1,338,733	13,039
	Inteliquent Inc.	791,879	11,680

	Integrated Telecommunication Services (62.2%)
	AT&T Inc.	6,350,665	219,479
	Verizon Communications
	Inc.	4,427,552	218,943
	CenturyLink Inc.	1,150,540	43,560
	Frontier Communications
	Corp.	3,952,788	31,543
	Windstream Holdings Inc.	2,614,061	20,625
	Atlantic Tele-Network Inc.	254,152	17,493
	IDT Corp. Class B	803,577	16,915
*	General Communication
	Inc. Class A	1,190,367	16,510
	Consolidated
	Communications
	Holdings Inc.	736,311	15,669
*	Cincinnati Bell Inc.	4,273,790	14,317
			799,304
Other (0.1%)[2]
*	Leap Wireless
	International Inc CVR	577,114	1,454

		Market
		Value•
	Shares	($000)
Wireless Telecommunication Services (18.7%)
* SBA Communications
Corp. Class A	370,335	46,184
* T-Mobile US Inc.	967,403	31,953
* Sprint Corp.	4,389,512	22,474
Telephone & Data
Systems Inc.	717,994	18,266
Spok Holdings Inc.	961,549	17,875
* RingCentral Inc. Class A	1,078,649	17,010
Shenandoah
Telecommunications Co.	561,275	16,328
* United States Cellular Corp.	381,138	14,457
		184,547
Total Common Stocks
(Cost $935,110)		985,305
Temporary Cash Investment (1.0%)[1]
Money Market Fund (1.0%)
[3,4] Vanguard Market Liquidity
Fund, 0.134%
(Cost $9,797)	9,797,136	9,797
Total Investments (100.6%)
(Cost $944,907)		995,102
Other Assets and Liabilities (–0.6%)
Other Assets		20,052
Liabilities[4]		(25,895)
		(5,843)
Net Assets (100%)		989,259

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,018,432
Undistributed Net Investment Income	4,625
Accumulated Net Realized Losses	(83,988)
Unrealized Appreciation (Depreciation)
Investment Securities	50,195
Futures Contracts	(5)
Net Assets	989,259

Admiral Shares—Net Assets
Applicable to 582,176 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	26,263
Net Asset Value Per Share—
Admiral Shares	$45.11

ETF Shares—Net Assets
Applicable to 10,878,838 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	962,996
Net Asset Value Per Share—
ETF Shares	$88.52

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,052,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.5%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $9,362,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	12,979
Interest[1]	1
Securities Lending	54
Total Income	13,034
Expenses
The Vanguard Group—Note B
Investment Advisory Services	67
Management and Administrative—
Admiral Shares	13
Management and Administrative—
ETF Shares	268
Marketing and Distribution—
Admiral Shares	—
Marketing and Distribution—
ETF Shares	77
Custodian Fees	5
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	52
Total Expenses	482
Net Investment Income	12,552
Realized Net Gain (Loss)
Investment Securities Sold	16,280
Futures Contracts	78
Realized Net Gain (Loss)	16,358
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(1,231)
Futures Contracts	(5)
Change in Unrealized Appreciation
(Depreciation)	(1,236)
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,674

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,552	21,331
Realized Net Gain (Loss)	16,358	471
Change in Unrealized Appreciation (Depreciation)	(1,236)	74,722
Net Increase (Decrease) in Net Assets Resulting from Operations	27,674	96,524
Distributions
Net Investment Income
Admiral Shares	(655)	(927)
ETF Shares	(21,393)	(23,038)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(22,048)	(23,965)
Capital Share Transactions
Admiral Shares	633	1,775
ETF Shares	214,200	162,554
Net Increase (Decrease) from Capital Share Transactions	214,833	164,329
Total Increase (Decrease)	220,459	236,888
Net Assets
Beginning of Period	768,800	531,912
End of Period[2]	989,259	768,800

1 Interest income from an affiliated company of the fund was $1,000.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,625,000 and $14,121,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$45.07	$40.02	$36.09	$33.18	$29.22	$25.77
Investment Operations
Net Investment Income	.682 [2]	1.217	1.906[1]	1.082[2]	1.077	1.024[2]
Net Realized and Unrealized Gain (Loss)
on Investments	.500	5.486	3.284	2.845	3.853	3.183
Total from Investment Operations	1.182	6.703	5.190	3.927	4.930	4.207
Distributions
Dividends from Net Investment Income	(1.142)	(1.653)	(1.260)	(1.017)	(. 970)	(.757)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.142)	(1.653)	(1.260)	(1.017)	(. 970)	(.757)
Net Asset Value, End of Period	$45.11	$45.07	$40.02	$36.09	$33.18	$29.22

Total Return [3]	2.81%	17.13%	14.80%	12.33%	16.87%	16.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26	$26	$21	$19	$20	$14
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	3.03%	3.29%	4.56%[1]	3.24%	3.60%	3.60%
Portfolio Turnover Rate[4]	17%	19%	19%	28%	21%	23%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.359 and 0.89%, respectively, resulting from a special dividend received in connection with the merger of T-Mobile US Inc. and MetroPCS Communications Inc. in May 2013.

2 Calculated based on average shares outstanding.

3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$88.44	$78.54	$70.82	$65.11	$57.34	$50.58
Investment Operations
Net Investment Income	1.286[2]	2.394	3.734[1]	2.105[2]	2.118	1.981[2]
Net Realized and Unrealized Gain (Loss)
on Investments	1.045	10.749	6.455	5.614	7.557	6.290
Total from Investment Operations	2.331	13.143	10.189	7.719	9.675	8.271
Distributions
Dividends from Net Investment Income	(2.251)	(3.243)	(2.469)	(2.009)	(1.905)	(1.511)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.251)	(3.243)	(2.469)	(2.009)	(1.905)	(1.511)
Net Asset Value, End of Period	$88.52	$88.44	$78.54	$70.82	$65.11	$57.34

Total Return	2.76%	17.08%	14.78%	12.33%	16.87%	16.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$963	$743	$511	$524	$391	$241
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	3.03%	3.29%	4.56%[1]	3.24%	3.60%	3.60%
Portfolio Turnover Rate[3]	17%	19%	19%	28%	21%	23%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.704 and 0.89%, respectively, resulting from a special dividend received in connection with the merger of T-Mobile US Inc. and MetroPCS Communications Inc. in May 2013.

2 Calculated based on average shares outstanding.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of

Telecommunication Services Index Fund

loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $84,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Telecommunication Services Index Fund

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	983,851	—	1,454
Temporary Cash Investments	9,797	—	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	993,643	—	1,454
1 Represents variation margin on the last day of the reporting period.

D. At February 28, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2015	43	4,521	(5)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $29,095,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $71,251,000 to offset future net capital gains. Of this amount, $45,285,000 is subject to expiration dates; $7,492,000 may be used to offset future net capital gains through August 31, 2017, $26,335,000 through August 31, 2018, and $11,458,000 through August 31, 2019. Capital losses of $25,966,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $944,907,000. Net unrealized appreciation of investment securities for tax purposes was $50,195,000, consisting of unrealized gains of $84,577,000 on securities that had risen in value since their purchase and $34,382,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2015, the fund purchased $368,415,000 of investment securities and sold $165,864,000 of investment securities, other than temporary cash investments. Purchases and sales include $260,661,000 and $93,097,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Telecommunication Services Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	4,101	92	7,745	180
Issued in Lieu of Cash Distributions	527	13	809	20
Redeemed	(3,995)	(90)	(6,779)	(160)
Net Increase (Decrease) —Admiral Shares	633	15	1,775	40
ETF Shares
Issued	312,848	3,600	253,552	3,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(98,648)	(1,125)	(90,998)	(1,100)
Net Increase (Decrease)—ETF Shares	214,200	2,475	162,554	1,900

At February 28, 2015, one shareholder was the record or beneficial owner of 39% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics
	Admiral		ETF
	Shares		Shares
Ticker Symbol		VUIAX	VPU
Expense Ratio[1]		0.12%	0.12%
30-Day SEC Yield		3.40%	3.39%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Utilities	US IMI/
	Fund	25/50	2500
Number of Stocks	78	78	2,481
Median Market Cap	$20.9B	$20.9B	$49.1B
Price/Earnings Ratio	18.4x	18.4x	21.3x
Price/Book Ratio	1.8x	1.8x	2.9x
Return on Equity	10.5%	10.5%	17.7%
Earnings Growth Rate	2.5%	2.5%	13.9%
Dividend Yield	3.5%	3.5%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	MSCI US
	IMI/Utilities	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.06
Beta	1.00	0.34
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)

Electric Utilities		52.5%
Gas Utilities		6.4
Independent Power and Renewable
Electricity Producers		4.2
Multi-Utilities		34.3
Water Utilities		2.6

Ten Largest Holdings (% of total net assets)

Duke Energy Corp.	Electric Utilities	7.9%
NextEra Energy Inc.	Electric Utilities	6.4
Dominion Resources Inc.	Multi-Utilities	6.0
Southern Co.	Electric Utilities	5.9
Exelon Corp.	Electric Utilities	4.2
American Electric
Power Co. Inc.	Electric Utilities	4.0
PG&E Corp.	Multi-Utilities	3.6
Sempra Energy	Multi-Utilities	3.6
PPL Corp.	Electric Utilities	3.2
Public Service
Enterprise Group Inc.	Multi-Utilities	3.0
Top Ten		47.8%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.12% for Admiral Shares and 0.12% for ETF Shares.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2004–February 28, 2015

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		27.00%	13.59%	9.49%
Net Asset Value		26.92	13.59	9.50
Admiral Shares	4/28/2004	26.94	13.61	9.49

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (52.5%)
Duke Energy Corp.	2,409,576	189,272
NextEra Energy Inc.	1,486,980	153,843
Southern Co.	3,065,453	140,367
Exelon Corp.	2,927,998	99,318
American Electric Power
Co. Inc.	1,666,744	95,971
PPL Corp.	2,265,714	77,261
Edison International	1,054,487	67,751
Xcel Energy Inc.	1,722,747	60,778
Eversource Energy	1,079,232	55,850
FirstEnergy Corp.	1,433,547	50,145
Entergy Corp.	614,933	48,893
Pinnacle West Capital
Corp.	376,327	24,115
Pepco Holdings Inc.	858,202	23,292
OGE Energy Corp.	679,116	22,078
ITC Holdings Corp.	530,585	20,550
Westar Energy Inc.
Class A	445,567	17,310
Great Plains Energy Inc.	524,713	13,963
Hawaiian Electric
Industries Inc.	349,630	11,555
Cleco Corp.	205,830	11,203
IDACORP Inc.	171,134	10,716
Portland General
Electric Co.	266,279	9,930
UIL Holdings Corp.	192,645	9,738
ALLETE Inc.	143,939	7,894
PNM Resources Inc.	271,383	7,748
NRG Yield Inc. Class A	117,740	6,041
El Paso Electric Co.	137,301	5,193
MGE Energy Inc.	118,014	5,085
Empire District
Electric Co.	147,874	3,749
Otter Tail Corp.	112,761	3,690
Unitil Corp.	44,900	1,526
		1,254,825
Gas Utilities (6.4%)
AGL Resources Inc.	407,404	20,008
UGI Corp.	587,608	19,973
Atmos Energy Corp.	342,086	18,144
National Fuel Gas Co.	243,791	15,703
Questar Corp.	597,308	13,965
Piedmont Natural Gas
Co. Inc.	266,726	9,949
Southwest Gas Corp.	158,668	9,085

		Market
		Value•
	Shares	($000)
WGL Holdings Inc.	169,136	9,023
New Jersey Resources
Corp.	143,839	9,001
Laclede Group Inc.	147,114	7,615
ONE Gas Inc.	177,101	7,369
South Jersey Industries Inc.	114,574	6,494
Northwest Natural Gas Co.	92,437	4,368
Chesapeake Utilities Corp.	49,686	2,345
		153,042
Independent Power and Renewable
Electricity Producers (4.2%)
AES Corp.	2,307,620	29,930
NRG Energy Inc.	1,151,847	27,621
* Calpine Corp.	1,127,967	23,913
* Dynegy Inc.	293,099	8,169
Pattern Energy Group Inc.
Class A	176,158	4,901
Ormat Technologies Inc.	124,297	4,238
NextEra Energy Partners LP	63,534	2,506
		101,278
Multi-Utilities (34.3%)
Dominion Resources Inc.	1,989,264	143,406
PG&E Corp.	1,618,524	86,963
Sempra Energy	796,913	86,226
Public Service Enterprise
Group Inc.	1,724,017	72,512
Consolidated Edison Inc.	997,777	63,000
DTE Energy Co.	603,027	49,466
NiSource Inc.	1,075,506	46,150
Wisconsin Energy Corp.	768,268	39,166
Ameren Corp.	826,574	35,055
CMS Energy Corp.	940,781	33,050
CenterPoint Energy Inc.	1,390,967	28,918
SCANA Corp.	461,371	26,275
Alliant Energy Corp.	377,943	24,037
Integrys Energy Group Inc.	272,430	20,359
TECO Energy Inc.	799,851	15,701
MDU Resources Group Inc.	628,348	14,012
Vectren Corp.	281,401	12,565
NorthWestern Corp.	156,167	8,463
Black Hills Corp.	151,901	7,721
Avista Corp.	211,788	7,222
		820,267
Water Utilities (2.6%)
American Water Works
Co. Inc.	610,865	33,036
Aqua America Inc.	601,944	15,915
American States Water Co.	130,654	5,243

		Market
		Value•
	Shares	($000)
California Water Service
Group	162,448	4,131
SJW Corp.	51,441	1,710
Connecticut Water
Service Inc.	37,695	1,399
Middlesex Water Co.	54,907	1,277
		62,711
Total Investments (100.0%)
(Cost $2,247,361)		2,392,123
Other Assets and Liabilities (0.0%)
Other Assets		17,226
Liabilities		(17,757)
		(531)
Net Assets (100%)		2,391,592

At February 28, 2015, net assets consisted of:
		Amount
		($000)
Paid-in Capital		2,240,103
Undistributed Net Investment Income		14,658
Accumulated Net Realized Losses		(7,931)
Unrealized Appreciation (Depreciation)		144,762
Net Assets		2,391,592

Admiral Shares—Net Assets
Applicable to 9,872,986 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		487,156
Net Asset Value Per Share—
Admiral Shares		$49.34

ETF Shares—Net Assets
Applicable to 19,363,672 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,904,436
Net Asset Value Per Share—
ETF Shares		$98.35

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	40,684
Securities Lending	17
Total Income	40,701
Expenses
The Vanguard Group—Note B
Investment Advisory Services	187
Management and Administrative—
Admiral Shares	205
Management and Administrative—
ETF Shares	700
Marketing and Distribution—
Admiral Shares	30
Marketing and Distribution—
ETF Shares	179
Custodian Fees	17
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	50
Trustees’ Fees and Expenses	1
Total Expenses	1,370
Net Investment Income	39,331
Realized Net Gain (Loss)
Investment Securities Sold	87,343
Futures Contracts	20
Realized Net Gain (Loss)	87,363
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(27,445)
Net Increase (Decrease) in Net Assets
Resulting from Operations	99,249

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,331	67,825
Realized Net Gain (Loss)	87,363	118,085
Change in Unrealized Appreciation (Depreciation)	(27,445)	154,281
Net Increase (Decrease) in Net Assets Resulting from Operations	99,249	340,191
Distributions
Net Investment Income
Admiral Shares	(7,755)	(13,546)
ETF Shares	(30,026)	(52,639)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(37,781)	(66,185)
Capital Share Transactions
Admiral Shares	27,741	36,462
ETF Shares	149,822	138,918
Net Increase (Decrease) from Capital Share Transactions	177,563	175,380
Total Increase (Decrease)	239,031	449,386
Net Assets
Beginning of Period	2,152,561	1,703,175
End of Period[1]	2,391,592	2,152,561

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,658,000 and $13,108,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$47.47	$40.80	$38.99	$36.40	$32.60	$30.73
Investment Operations
Net Investment Income	. 824	1.569	1.529	1.452	1.344	1.293[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.857	6.656	1.838	2.539	3.783	1.782
Total from Investment Operations	2.681	8.225	3.367	3.991	5.127	3.075
Distributions
Dividends from Net Investment Income	(.811)	(1.555)	(1.557)	(1.401)	(1.327)	(1.205)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.811)	(1.555)	(1.557)	(1.401)	(1.327)	(1.205)
Net Asset Value, End of Period	$49.34	$47.47	$40.80	$38.99	$36.40	$32.60

Total Return[2]	5.70%	20.58%	8.83%	11.22%	16.09%	10.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$487	$442	$347	$310	$218	$153
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	3.34%	3.59%	3.72%	3.93%	3.99%	4.07%
Portfolio Turnover Rate[3]	9%	7%	7%	5%	6%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$94.61	$81.32	$77.69	$72.52	$64.93	$61.24
Investment Operations
Net Investment Income	1.642	3.127	3.043	2.880	2.678	2.554[1]
Net Realized and Unrealized Gain (Loss)
on Investments	3.713	13.261	3.675	5.080	7.551	3.550
Total from Investment Operations	5.355	16.388	6.718	7.960	10.229	6.104
Distributions
Dividends from Net Investment Income	(1.615)	(3.098)	(3.088)	(2.790)	(2.639)	(2.414)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.615)	(3.098)	(3.088)	(2.790)	(2.639)	(2.414)
Net Asset Value, End of Period	$98.35	$94.61	$81.32	$77.69	$72.52	$64.93

Total Return	5.70%	20.55%	8.82%	11.20%	16.09%	10.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,904	$1,711	$1,356	$1,154	$831	$581
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.14%	0.14%	0.19%	0.24%
Ratio of Net Investment Income to
Average Net Assets	3.34%	3.59%	3.72%	3.93%	3.99%	4.07%
Portfolio Turnover Rate[2]	9%	7%	7%	5%	6%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at February 28, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering

Utilities Index Fund

the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $261,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2015, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $88,714,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Utilities Index Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $6,446,000 to offset future net capital gains of $3,083,000 through August 31, 2018, and $3,363,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $2,247,361,000. Net unrealized appreciation of investment securities for tax purposes was $144,762,000, consisting of unrealized gains of $239,170,000 on securities that had risen in value since their purchase and $94,408,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2015, the fund purchased $581,749,000 of investment securities and sold $401,595,000 of investment securities, other than temporary cash investments. Purchases and sales include $475,248,000 and $354,754,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	84,648	1,689	112,297	2,523
Issued in Lieu of Cash Distributions	5,760	120	10,045	232
Redeemed	(62,667)	(1,245)	(85,880)	(1,957)
Net Increase (Decrease) —Admiral Shares	27,741	564	36,462	798
ETF Shares
Issued	504,892	4,933	568,143	6,306
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(355,070)	(3,650)	(429,225)	(4,900)
Net Increase (Decrease)—ETF Shares	149,822	1,283	138,918	1,406

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 28, 2015
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	8/31/2014	2/28/2015	Period[1]
Based on Actual Fund Return
Consumer Discretionary	Admiral	$1,000.00	$1,109.65	$0.63
	ETF	1,000.00	1,109.53	0.63
Consumer Staples	Admiral	$1,000.00	$1,120.40	$0.63
	ETF	1,000.00	1,119.80	0.63
Energy	Admiral	$1,000.00	$798.89	$0.54
	ETF	1,000.00	798.56	0.54
Financials	Admiral	$1,000.00	$1,054.55	$0.61
	ETF	1,000.00	1,054.57	0.61
Health Care	Admiral	$1,000.00	$1,151.62	$0.64
	ETF	1,000.00	1,151.37	0.64
Industrials	Admiral	$1,000.00	$1,065.13	$0.61
	ETF	1,000.00	1,064.57	0.61
Information Technology	Admiral	$1,000.00	$1,088.65	$0.62
	ETF	1,000.00	1,088.23	0.62
Materials	Admiral	$1,000.00	$1,010.88	$0.60
	ETF	1,000.00	1,010.52	0.60
Telecommunication Services	Admiral	$1,000.00	$1,028.10	$0.60
	ETF	1,000.00	1,027.64	0.60
Utilities	Admiral	$1,000.00	$1,056.98	$0.61
	ETF	1,000.00	1,057.01	0.61
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	Admiral	$1,000.00	$1,024.20	$0.60
	ETF	1,000.00	1,024.20	0.60
Consumer Staples	Admiral	$1,000.00	$1,024.20	$0.60
	ETF	1,000.00	1,024.20	0.60
Energy	Admiral	$1,000.00	$1,024.20	$0.60
	ETF	1,000.00	1,024.20	0.60
Financials	Admiral	$1,000.00	$1,024.20	$0.60
	ETF	1,000.00	1,024.20	0.60
Health Care	Admiral	$1,000.00	$1,024.20	$0.60
	ETF	1,000.00	1,024.20	0.60
Industrials	Admiral	$1,000.00	$1,024.20	$0.60
	ETF	1,000.00	1,024.20	0.60
Information Technology	Admiral	$1,000.00	$1,024.20	$0.60
	ETF	1,000.00	1,024.20	0.60
Materials	Admiral	$1,000.00	$1,024.20	$0.60
	ETF	1,000.00	1,024.20	0.60
Telecommunication Services	Admiral	$1,000.00	$1,024.20	$0.60
	ETF	1,000.00	1,024.20	0.60
Utilities	Admiral	$1,000.00	$1,024.20	$0.60
	ETF	1,000.00	1,024.20	0.60

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.12% for the Consumer Discretionary Index Fund Admiral Shares and 0.12% for the ETF Shares; 0.12% for the Consumer Staples Index Fund Admiral Shares and 0.12% for the ETF Shares; 0.12% for the Energy Index Fund Admiral Shares and 0.12% for the ETF Shares; 0.12% for the Financials Index Fund Admiral Shares and 0.12% for the ETF Shares; 0.12% for the Health Care Index Fund Admiral Shares and 0.12% for the ETF Shares; 0.12% for the Industrials Index Fund Admiral Shares and 0.12% for the ETF Shares; 0.12% for the Information Technology Index Fund Admiral Shares and 0.12% for the ETF Shares; 0.12% for the Materials Index Fund Admiral Shares and 0.12% for the ETF Shares; 0.12% for the Telecommunication Services Index Fund Admiral Shares and 0.12% for the ETF Shares; 0.12% for the Utilities Index Fund Admiral Shares and 0.12% for the ETF

Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced US IMI/Consumer Discretionary 25/50. MSCI US IMI/Consumer Discretionary
through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.

Spliced US IMI/Consumer Staples 25/50. MSCI US IMI/Consumer Staples through
February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.

Spliced US IMI/Energy 25/50. MSCI US IMI/Energy through February 26, 2010;
MSCI US IMI/Energy 25/50 thereafter.

Spliced US IMI/Financials 25/50. MSCI US IMI/Financials through February 26, 2010;
MSCI US IMI/Financials 25/50 thereafter.

Spliced US IMI/Health Care 25/50. MSCI US IMI/Health Care through February 26, 2010;
MSCI US IMI/Health Care 25/50 thereafter.

Spliced US IMI/Industrials 25/50. MSCI US IMI/Industrials through February 26, 2010;
MSCI US IMI/Industrials 25/50 thereafter.

Spliced US IMI/Information Technology 25/50. MSCI US IMI/Information Technology Index
through February 26, 2010; MSCI US IMI/Information Technology 25/50 Index thereafter.

Spliced US IMI/Materials 25/50. MSCI US IMI/Materials through February 26, 2010;
MSCI US IMI/Materials 25/50 thereafter.

Spliced US IMI/Telecommunication Services 25/50. MSCI US IMI/Telecommunication
Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50
thereafter.

Spliced US IMI/Utilities 25/50. MSCI US IMI/Utilities through February 26, 2010;
MSCI US IMI/Utilities 25/50 thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1 F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief

Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College;

Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante	Chris D. McIsaac Michael S. Miller James M. Norris Glenn W. Reed

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc., a
Thomson Reuters Company, or Morningstar, Inc., unless
Direct Investor Account Services > 800-662-2739
otherwise noted.

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
Text Telephone for People	guidelines by visiting vanguard.com/proxyreporting or
Who Are Deaf or Hard of Hearing > 800-749-7273	by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your

This material may be used in conjunction	fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either vanguard.com/proxyreporting or sec.gov.
fund only if preceded or accompanied by the
fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. The prospectus or the Statement of Additional	copies of this information, for a fee, by sending a
Information contains a more detailed description of the	request in either of two ways: via e-mail addressed to
limited relationship MSCI has with Vanguard and any	publicinfo@sec.gov or via regular mail addressed to the
related funds.	Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4832 042015

Semiannual Report | February 28, 2015

Vanguard Extended Duration Treasury Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended February 28, 2015
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
Institutional Shares	2.60%	1.62%	13.51%	15.13%
Institutional Plus Shares	2.62	1.63	13.52	15.15
ETF Shares	2.58
Market Price				15.28
Net Asset Value				15.16
Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index				15.04
General U.S. Treasury Funds Average				4.68
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2014, Through February 28, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Extended Duration Treasury Index
Fund
Institutional Shares	$34.18	$38.61	$0.559	$0.112
Institutional Plus Shares	85.80	96.93	1.411	0.282
ETF Shares	113.24	127.92	1.852	0.371

1

Chairman’s Letter

Dear Shareholder,

Treasury bonds performed well across the maturity spectrum in the six months ended February 28, 2015. Longer-term Treasuries were the sweet spot, far outpacing the returns of short-to-intermediate-term Treasuries, most corporate bonds, and the broad U.S. stock market.

Vanguard Extended Duration Treasury Index Fund returned 15.16% for ETF Shares based on net asset value (and about the same for the Institutional offerings), with the lion’s share coming from higher bond prices. This marked the fund’s third-best fiscal first half since its inception in late 2007.

Your fund outpaced the average return of its general Treasury fund peers—which invest more broadly across the maturity spectrum—by more than 10 percentage points. The fund’s return was slightly higher than that of its benchmark index. Upward or downward divergences from the benchmark are not uncommon. These differences typically occur because the fund and the Barclays index value securities at slightly different times toward the end of the day and use different pricing models.

Bookended by losses in September and February, the half-year included exceptionally robust results in January, when the fund returned nearly 14%. However, much of January’s gain was erased in February, underscoring a point I’ve made in previous letters: Large swings in performance are not unusual for this

2

fund, because long-term bonds are highly sensitive to changes in interest rates. This sensitivity can make the fund well-suited for defined benefit plan portfolios, whose long-term liabilities are also very sensitive to interest rates.

Generally strong demand for long-term Treasuries helped push up their prices and pull down their yields to levels that were even lower than those reached during the previous fiscal year. (Bond prices and yields move in opposite directions.) The 30-day SEC yield on the fund’s Institutional Shares was 2.60% at the end of February, down from 3.13% at the start of the new fiscal year but up from the period’s 2.36% low at the end of January.

Bonds notched positive results despite early and late retreats

The broad U.S. taxable bond market returned 2.25%. When the stock market turned volatile, investors favored the relative safety offered by bonds, which also benefited from various global stimulus programs. Although bond prices then fell in February, the yield of the 10-year Treasury note ended February at 2.03%, down from 2.34% six months earlier.

Municipal bonds, which returned 2.21%, lost some steam toward the end of the period amid increased bond issuance and the prospect of higher interest rates.

Market Barometer
			Total Returns
		Periods Ended February 28, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.25%	5.05%	4.29%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.21	6.49	5.00
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

Stocks
Russell 1000 Index (Large-caps)	6.00%	14.88%	16.39%
Russell 2000 Index (Small-caps)	5.70	5.63	15.97
Russell 3000 Index (Broad U.S. market)	5.98	14.12	16.36
FTSE All-World ex US Index (International)	-3.34	1.69	6.94

CPI
Consumer Price Index	-1.32%	-0.03%	1.61%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –9.54% for dollar-based investors, weighed down by the weakness of foreign currencies relative to the dollar. International bonds that were hedged to eliminate the effect of currency exchange rates produced positive returns.

Money market funds and savings accounts provided scant returns as the Fed’s target for short-term rates remained at 0%–0.25%.

A surge in February powered U.S. stocks for the period

U.S. stocks performed solidly but unevenly over the six months. Despite declines in two of those months and flat returns in another, the broad U.S. stock market ended the period up about 6%.

The overall return was powered by a robust advance in February, when the broad market recorded its largest monthly gain since October 2011. Investors were cheered by stabilization in oil prices and guidance from the Federal Reserve that it wouldn’t raise interest rates prematurely.

After some ups and downs, international stocks returned about –3% in dollar terms. The dollar’s strength against many foreign currencies, along with various geopolitical issues, restrained results. Stocks in emerging and developed markets backtracked, with emerging markets faring the worst. In local currency terms, though, international stocks rose.

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	Institutional	ETF	Peer Group
	Shares	Plus Shares	Shares	Average
Extended Duration Treasury Index Fund	0.10%	0.08%	0.12%	0.51%

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.10% for Institutional Shares, 0.08% for Institutional Plus Shares, and 0.12% for ETF Shares.

Peer group: General U.S. Treasury Funds.

4

Strong global demand pushed long-term rates even lower

The U.S. bond market continued to confound expectations. As the U.S. economy continued to grow and the Fed ended its bond-buying program in October, interest rates were expected to rise. Among the key questions on the minds of investors and analysts were “When?” and “How much?” The answers, for the most part, were “Not yet” (according to the Fed) and “Not much” (going by expectations in the marketplace).

Yields on short-term Treasuries (and short-term corporates) did creep up modestly, as they had earlier in 2014. For example, the yield on the 2-year Treasury rose 15 basis points, from 0.50% on August 31, 2014, to 0.65% at the end of February. (A basis point is one-hundredth of a percentage point.) But with intermediate- and longer-term bond yields still falling, the yield curve continued to flatten.

A combination of factors made longer-term Treasuries seem especially attractive during most of the six months. Investors seeking a haven from geopolitical conflicts, such as the one between Russia and Ukraine, and from stock-market volatility turned to the relative safety of Treasury bonds. Longer-term Treasuries were particularly popular, not only because of the added allure of their higher yields but also because short-term interest rates were expected to keep inching up (and thus hurt prices of shorter-term bonds).

Concerns about deflation and slower economic growth in Europe, China, Japan, and elsewhere added to Treasuries’ appeal. So, too, did uncertainty about Greece’s ability to meet its Eurozone debt bailout obligations and about the future of the European Union itself.

Many foreign investors flocked to longer-term Treasuries as the yields on short-to-intermediate-term sovereign bonds of several European countries turned negative. The relative strength of the U.S. dollar also contributed to strong foreign demand for Treasuries: An investor whose home currency is the euro, for example, can earn a currency return from a U.S. bond if the euro continues to weaken.

In February, however, signs of a less-gloomy outlook for European growth and a last-minute agreement on Greece that seemed to provide at least a temporary reprieve made investors less keen to duck for cover. A livelier debate about when the Fed might raise rates also hurt Treasury prices.

Compared with its general U.S. Treasury fund peer group, your fund has a considerably longer average duration—about 25 years versus about 10 years. (Duration is a measure of sensitivity to changes in interest rates.) When long-term rates fall, as they did during much of the past six months, your fund is likely to outperform its peer group. Of course, the flip side is that, during periods when rates rise,

5

your fund can be expected to lag funds with shorter durations. We saw this in February, when interest rates backed up and the fund fell behind.

Both ETFs and mutual funds offer opportunities for long-term success

The popularity of exchange-traded funds (ETFs), most of which seek to track an index, has surged over the past decade. We see this as an indication that our message is taking hold: Broad diversification and low costs are keys to long-term success, and indexing is a great way to implement strategies based on those tenets.

As you probably know, ETFs combine the investment characteristics of mutual funds with the trading characteristics of stocks. Like stocks, ETF prices change throughout the day. In contrast, traditional open-end mutual funds are priced once a day, shortly after the market’s close.

Some say that ETFs are more of a trading tool than an investment tool. We don’t think that this has to be the case. In fact, we’re seeing much greater use of ETFs as part of long-term plans. Certainly, ETFs are easy to trade. But they are also easy to hold. And, unlike with traditional mutual funds, the investor doing the trading is the one who pays the transaction costs—not the other fund shareholders.

Vanguard ETFs are simply another share class of our traditional mutual funds. Clients select the share class that best meets their needs. The portfolios are identical. Vanguard research has shown that ETFs and mutual funds perform essentially the same investment function, and that investors can use both to create a low-cost, well-diversified portfolio of stocks and bonds. You can read more in

Buying on the FACTS: Investors’ Choices Between ETFs and Mutual Funds at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 17, 2015

6

Extended Duration Treasury Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics
		Institutional
Institutional		Plus	ETF
	Shares	Shares	Shares
Ticker Symbol	VEDTX	VEDIX	EDV
Expense Ratio[1]	0.10%	0.08%	0.12%
30-Day SEC Yield	2.60%	2.62%	2.58%

Financial Attributes

			Barclays
			Treasury
			STRIPS
		20–30 Year
		Fund	Index
Number of Bonds		71	69
Yield to Maturity
(before expenses)		2.7%	2.7%
Average Coupon		0.0%	0.0%
Average Duration	25.0 years		26.0 years
Average Effective
Maturity	25.3 years		24.5 years
Short-Term
Reserves		0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	1.00
Beta	1.04
These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)

20 - 30 Years	100.0%

Distribution by Credit Quality (% of portfolio)

U.S. Government	100.0%

Credit-Quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.10% for Institutional Shares, 0.08% for Institutional Plus Shares, and 0.12% for ETF Shares.

7

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 6, 2007, Through February 28, 2015
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99
2012	37.90	36.86
2013	-21.34	-20.48
2014	24.17	23.70
2015	15.16	15.04
Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Institutional Shares	11/28/2007	45.66%	15.37%	3.92%	6.25%	10.17%
Fee-Adjusted Returns		44.93	15.26			10.10
Institutional Plus Shares	8/28/2013	45.69	—	4.74	23.61	28.35
Fee-Adjusted Returns		44.96	—			27.87
ETF Shares	12/6/2007
Market Price		44.87	15.41			10.55
Net Asset Value		45.64	15.34			10.47

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

8

Extended Duration Treasury Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	5/15/35	42,685	25,074
United States Treasury Strip Coupon	0.000%	8/15/35	39,335	22,946
United States Treasury Strip Coupon	0.000%	11/15/35	42,135	24,409
United States Treasury Strip Coupon	0.000%	2/15/36	35,945	20,724
United States Treasury Strip Coupon	0.000%	5/15/36	39,195	22,356
United States Treasury Strip Coupon	0.000%	8/15/36	35,200	19,943
United States Treasury Strip Coupon	0.000%	11/15/36	39,245	22,054
United States Treasury Strip Coupon	0.000%	2/15/37	46,280	25,801
United States Treasury Strip Coupon	0.000%	5/15/37	34,830	19,276
United States Treasury Strip Coupon	0.000%	8/15/37	37,790	20,740
United States Treasury Strip Coupon	0.000%	11/15/37	44,355	24,187
United States Treasury Strip Coupon	0.000%	2/15/38	40,560	21,960
United States Treasury Strip Coupon	0.000%	5/15/38	44,990	24,302
United States Treasury Strip Coupon	0.000%	8/15/38	40,095	21,420
United States Treasury Strip Coupon	0.000%	11/15/38	37,920	20,133
United States Treasury Strip Coupon	0.000%	2/15/39	35,160	18,536
United States Treasury Strip Coupon	0.000%	5/15/39	28,880	15,094
United States Treasury Strip Coupon	0.000%	8/15/39	30,410	15,754
United States Treasury Strip Coupon	0.000%	11/15/39	37,840	19,455
United States Treasury Strip Coupon	0.000%	2/15/40	33,080	16,889
United States Treasury Strip Coupon	0.000%	5/15/40	36,805	18,658
United States Treasury Strip Coupon	0.000%	8/15/40	36,250	18,247
United States Treasury Strip Coupon	0.000%	11/15/40	42,330	21,155
United States Treasury Strip Coupon	0.000%	2/15/41	36,470	18,087
United States Treasury Strip Coupon	0.000%	5/15/41	35,860	17,734
United States Treasury Strip Coupon	0.000%	8/15/41	35,160	17,204
United States Treasury Strip Coupon	0.000%	11/15/41	39,420	19,171
United States Treasury Strip Coupon	0.000%	2/15/42	62,095	29,893
United States Treasury Strip Coupon	0.000%	5/15/42	45,355	21,671
United States Treasury Strip Coupon	0.000%	8/15/42	42,080	19,952
United States Treasury Strip Coupon	0.000%	11/15/42	54,985	25,899
United States Treasury Strip Coupon	0.000%	2/15/43	61,430	28,742
United States Treasury Strip Coupon	0.000%	5/15/43	51,910	24,126
United States Treasury Strip Coupon	0.000%	8/15/43	46,490	21,530
United States Treasury Strip Coupon	0.000%	11/15/43	47,450	21,842
United States Treasury Strip Coupon	0.000%	2/15/44	40,165	18,335
United States Treasury Strip Coupon	0.000%	5/15/44	37,050	16,803

9

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	8/15/44	21,050	9,553
United States Treasury Strip Coupon	0.000%	11/15/44	50	22
United States Treasury Strip Coupon	0.000%	2/15/45	50	22
United States Treasury Strip Principal	0.000%	2/15/36	22,415	13,489
United States Treasury Strip Principal	0.000%	2/15/37	31,850	18,354
United States Treasury Strip Principal	0.000%	5/15/37	26,810	15,410
United States Treasury Strip Principal	0.000%	2/15/38	36,140	19,930
United States Treasury Strip Principal	0.000%	5/15/38	21,805	11,916
United States Treasury Strip Principal	0.000%	2/15/39	36,805	19,668
United States Treasury Strip Principal	0.000%	5/15/39	27,175	14,398
United States Treasury Strip Principal	0.000%	8/15/39	15,505	8,144
United States Treasury Strip Principal	0.000%	11/15/39	24,125	12,577
United States Treasury Strip Principal	0.000%	2/15/40	29,700	15,361
United States Treasury Strip Principal	0.000%	5/15/40	31,760	16,322
United States Treasury Strip Principal	0.000%	8/15/40	40,660	20,762
United States Treasury Strip Principal	0.000%	11/15/40	21,775	11,070
United States Treasury Strip Principal	0.000%	2/15/41	12,760	6,476
United States Treasury Strip Principal	0.000%	5/15/41	31,500	15,930
United States Treasury Strip Principal	0.000%	8/15/41	26,880	13,446
United States Treasury Strip Principal	0.000%	11/15/41	40,890	20,209
United States Treasury Strip Principal	0.000%	2/15/42	34,505	16,867
United States Treasury Strip Principal	0.000%	5/15/42	36,485	17,655
United States Treasury Strip Principal	0.000%	8/15/42	46,095	22,100
United States Treasury Strip Principal	0.000%	11/15/42	55,665	26,463
United States Treasury Strip Principal	0.000%	2/15/43	56,005	26,475
United States Treasury Strip Principal	0.000%	5/15/43	64,490	30,250
United States Treasury Strip Principal	0.000%	8/15/43	46,150	21,593
United States Treasury Strip Principal	0.000%	11/15/43	54,880	25,545
United States Treasury Strip Principal	0.000%	2/15/44	41,900	19,284
United States Treasury Strip Principal	0.000%	5/15/44	38,935	17,789
United States Treasury Strip Principal	0.000%	8/15/44	31,870	14,486
United States Treasury Strip Principal	0.000%	11/15/44	22,450	10,155
United States Treasury Strip Principal	0.000%	2/15/45	5,050	2,272
Total U.S. Government and Agency Obligations (Cost $1,064,734)				1,294,095

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $528)	0.134%		527,704	528
Total Investments (100.0%) (Cost $1,065,262)				1,294,623
Other Assets and Liabilities (0.0%)
Other Assets				37,544
Liabilities				(38,146)
				(602)
Net Assets (100%)				1,294,021

10

Extended Duration Treasury Index Fund

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,045,873
Undistributed Net Investment Income	5,349
Accumulated Net Realized Gains	13,438
Unrealized Appreciation (Depreciation)	229,361
Net Assets	1,294,021

Institutional Shares—Net Assets
Applicable to 13,567,657 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	523,898
Net Asset Value Per Share—Institutional Shares	$38.61

Institutional Plus Shares—Net Assets
Applicable to 2,798,368 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	271,252
Net Asset Value Per Share—Institutional Plus Shares	$96.93

ETF Shares—Net Assets
Applicable to 3,900,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	498,871
Net Asset Value Per Share—ETF Shares	$127.92

• See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Extended Duration Treasury Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Interest[1]	18,151
Total Income	18,151
Expenses
The Vanguard Group—Note B
Investment Advisory Services	59
Management and Administrative—Institutional Shares	184
Management and Administrative—Institutional Plus Shares	64
Management and Administrative—ETF Shares	177
Marketing and Distribution—Institutional Shares	41
Marketing and Distribution—Institutional Plus Shares	30
Marketing and Distribution—ETF Shares	29
Custodian Fees	4
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	6
Total Expenses	594
Net Investment Income	17,557
Realized Net Gain (Loss) on Investment Securities Sold	79,203
Change in Unrealized Appreciation (Depreciation) of Investment Securities	67,458
Net Increase (Decrease) in Net Assets Resulting from Operations	164,218
1 Interest income from an affiliated company of the fund was less than $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,557	32,483
Realized Net Gain (Loss)	79,203	25,182
Change in Unrealized Appreciation (Depreciation)	67,458	165,532
Net Increase (Decrease) in Net Assets Resulting from Operations	164,218	223,197
Distributions
Net Investment Income
Institutional Shares	(8,288)	(14,243)
Institutional Plus Shares	(4,518)	(9,409)
ETF Shares	(5,951)	(5,755)
Realized Capital Gain[1]
Institutional Shares	(1,570)	(5,314)
Institutional Plus Shares	(780)	(3,511)
ETF Shares	(1,465)	(1,598)
Total Distributions	(22,572)	(39,830)
Capital Share Transactions
Institutional Shares	(69,781)	70,804
Institutional Plus Shares	(83,162)	238,106
ETF Shares	202,856	52,609
Net Increase (Decrease) from Capital Share Transactions	49,913	361,519
Total Increase (Decrease)	191,559	544,886
Net Assets
Beginning of Period	1,102,462	557,576
End of Period[2]	1,294,021	1,102,462

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $1,703,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,349,000 and $6,549,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$34.18	$28.85	$39.55	$30.19	$31.18	$30.69
Investment Operations
Net Investment Income	.516	1.006	1.121	1.084	1.127[1]	1.173[1]
Net Realized and Unrealized Gain (Loss)
on Investments [2]	4.585	5.678	(9.183)	10.162	(.948)	3.796
Total from Investment Operations	5.101	6.684	(8.062)	11.246	.179	4.969
Distributions
Dividends from Net Investment Income	(.559)	(.983)	(1.148)	(1.101)	(1.101)	(1.134)
Distributions from Realized Capital Gains	(.112)	(. 371)	(1.490)	(.785)	(. 068)	(3.345)
Total Distributions	(.671)	(1.354)	(2.638)	(1.886)	(1.169)	(4.479)
Net Asset Value, End of Period	$38.61	$34.18	$28.85	$39.55	$30.19	$31.18

Total Return[3]	15.13%	24.27%	-21.30%	37.92%	1.33%	20.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$524	$529	$375	$586	$409	$286
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.92%	3.61%	3.17%	3.08%	4.42%	4.41%
Portfolio Turnover Rate [4]	14%	17%	31%	47%	22%	24%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Includes increases from purchase and redemption fees of $0.01, $0.06, $0.03, $0.05, $0.02, and $0.00. Effective May 23, 2012, the redemption fee was eliminated.

3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Plus Shares
	Six Months	Year	Aug. 28,
	Ended	Ended	2013[1] to
	February 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$85.80	$72.42	$71.46
Investment Operations
Net Investment Income	1.302	2.542	—
Net Realized and Unrealized Gain (Loss) on Investments[2]	11.521	14.260	.960
Total from Investment Operations	12.823	16.802	.960
Distributions
Dividends from Net Investment Income	(1.411)	(2.491)	—
Distributions from Realized Capital Gains	(.282)	(.931)	—
Total Distributions	(1.693)	(3.422)	—
Net Asset Value, End of Period	$96.93	$85.80	$72.42

Total Return[3]	15.15%	24.31%	1.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$271	$324	$25
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[4]
Ratio of Net Investment Income to Average Net Assets	2.94%	3.63%	3.19%[4]
Portfolio Turnover Rate [5]	14%	17%	31%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Includes increases from purchase fees of $0.01, $0.15, and $0.07.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$113.24	$95.57	$131.02	$100.09	$103.39	$101.91
Investment Operations
Net Investment Income	1.708	3.311	3.695	3.566	3.723[1]	3.921[1]
Net Realized and Unrealized Gain (Loss)
on Investments [2]	15.195	18.824	(30.430)	33.594	(3.168)	12.419
Total from Investment Operations	16.903	22.135	(26.735)	37.160	.555	16.340
Distributions
Dividends from Net Investment Income	(1.852)	(3.236)	(3.779)	(3.628)	(3.630)	(3.752)
Distributions from Realized Capital Gains	(.371)	(1.229)	(4.936)	(2.602)	(.225)	(11.108)
Total Distributions	(2.223)	(4.465)	(8.715)	(6.230)	(3.855)	(14.860)
Net Asset Value, End of Period	$127.92	$113.24	$95.57	$131.02	$100.09	$103.39

Total Return	15.16%	24.17%	-21.34%	37.90%	1.33%	20.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$499	$249	$158	$203	$120	$176
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.90%	3.59%	3.15%	3.06%	4.40%	4.39%
Portfolio Turnover Rate [3]	14%	17%	31%	47%	22%	24%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Includes increases from purchase and redemption fees of $0.02, $0.19, $0.10, $0.18, $0.07, and $0.01. Effective May 23, 2012, the redemption fee was eliminated.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Institutional Shares, Institutional Plus Shares, and ETF Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares and Institutional Plus Shares are credited to paid-in capital.

17

Extended Duration Treasury Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $141,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,294,095	—
Temporary Cash Investments	528	—	—
Total	528	1,294,095	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended February 28, 2015, the fund realized $65,424,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

18

Extended Duration Treasury Index Fund

At February 28, 2015, the cost of investment securities for tax purposes was $1,065,262,000. Net unrealized appreciation of investment securities for tax purposes was $229,361,000, consisting of unrealized gains of $229,717,000 on securities that had risen in value since their purchase and $356,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2015, the fund purchased $367,783,000 of investment securities and sold $341,395,000 of investment securities, other than temporary cash investments. Purchases and sales include $282,746,000 and $241,138,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued[1]	30,200	853	97,644	3,397
Issued in Lieu of Cash Distributions	9,858	282	18,970	674
Redeemed	(109,839)	(3,046)	(45,810)	(1,581)
Net Increase (Decrease) —Institutional Shares	(69,781)	(1,911)	70,804	2,490
Institutional Plus Shares
Issued[1]	238,575	2,767	236,786	3,398
Issued in Lieu of Cash Distributions	5,299	61	12,920	183
Redeemed	(327,036)	(3,809)	(11,600)	(150)
Net Increase (Decrease)—Institutional Plus Shares	(83,162)	(981)	238,106	3,431
ETF Shares
Issued[1]	444,183	3,650	193,623	2,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(241,327)	(1,950)	(141,014)	(1,450)
Net Increase (Decrease)—ETF Shares	202,856	1,700	52,609	550
1 Includes purchase fees for fiscal 2015 and 2014 of $167,000 and $1,885,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended February 28, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	8/31/2014	2/28/2015	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,151.29	$0.53
Institutional Plus Shares	1,000.00	1,151.51	0.43
ETF Shares	1,000.00	1,151.56	0.64
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.30	$0.50
Institutional Plus Shares	1,000.00	1,024.40	0.40
ETF Shares	1,000.00	1,024.20	0.60

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.10% for Institutional Shares, 0.08% for Institutional Plus Shares, and 0.12% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

22

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

23

Vanguard Extended Duration Treasury Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante	Chris D. McIsaac Michael S. Miller James M. Norris Glenn W. Reed

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12752 042015

Semiannual Report | February 28, 2015

Vanguard Mega Cap Index Funds

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Mega Cap Index Fund.	7
Mega Cap Growth Index Fund.	23
Mega Cap Value Index Fund.	36
About Your Fund’s Expenses.	49
Glossary.	51

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended February 28, 2015
Total
Returns
Vanguard Mega Cap Index Fund
Institutional Shares	5.79%
ETF Shares
Market Price	5.79
Net Asset Value	5.75
CRSP US Mega Cap Index	5.82
Large-Cap Core Funds Average	4.96
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Mega Cap Growth Index Fund
Institutional Shares	8.29%
ETF Shares
Market Price	8.32
Net Asset Value	8.27
CRSP US Mega Cap Growth Index	8.33
Large-Cap Growth Funds Average	7.71
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Mega Cap Value Index Fund
Institutional Shares	3.81%
ETF Shares
Market Price	3.89
Net Asset Value	3.79
CRSP US Mega Cap Value Index	3.84
Large-Cap Value Funds Average	3.20
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

For the six months ended February 28, 2015, the three Vanguard Mega Cap Index Funds produced positive, albeit varied, results. As growth stocks trumped their value counterparts, the Mega Cap Growth Index Fund returned more than 8%, while the Mega Cap Value Index Fund was the laggard of the group, returning almost 4%. The Mega Cap Index Fund, which holds stocks of both growth and value companies, finished in the middle, at nearly 6%. (All returns are for the funds’ Institutional Shares.)

All three funds closely tracked their target CRSP indexes and surpassed the average return of their peers.

A surge in February powered U.S. stocks

U.S. stocks performed solidly but unevenly over the six months. Despite declines in two of those months and flat returns in another, the broad U.S. stock market ended the period up about 6%.

Overall returns were powered by a robust advance in February, when the broad market recorded its largest monthly gain since October 2011. Investors were cheered by stabilization in oil prices and guidance from the Federal Reserve that it wouldn’t raise interest rates prematurely.

International stocks marched in the opposite direction, returning about –3% in dollar terms. The dollar’s strength against many foreign currencies, along with various geopolitical issues, restrained results.

2

Stocks in emerging markets and the developed markets of the Pacific region and Europe backtracked, with emerging markets faring the worst. In local currency terms, though, international stocks rose.

Bonds notched positive results despite early and late retreats

The broad U.S. taxable bond market returned 2.25%, although bond prices declined over the period’s first and final months. When the stock market turned volatile, investors favored the relative safety offered by bonds, which also benefited from various global stimulus programs.

Conversely, bond prices fell in February as the Fed suggested that a midyear interest rate increase was an option if the economy continued to perform well. The yield of the 10-year Treasury note ended February at 2.03%, down from 2.34% six months earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 2.21%, lost some steam toward the end of the period amid increased bond issuance and the prospect of higher interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –9.54%, weighed down by the weakness of foreign currencies relative to the dollar. However, international bonds that were hedged to eliminate the effect of currency exchange rates produced positive returns.

Market Barometer

			Total Returns
		Periods Ended February 28, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.00%	14.88%	16.39%
Russell 2000 Index (Small-caps)	5.70	5.63	15.97
Russell 3000 Index (Broad U.S. market)	5.98	14.12	16.36
FTSE All-World ex US Index (International)	-3.34	1.69	6.94

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.25%	5.05%	4.29%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.21	6.49	5.00
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-1.32%	-0.03%	1.61%

3

Money market funds and savings accounts provided scant returns as the Fed’s target for short-term rates remained at 0%–0.25%.

Across all three funds, most sectors advanced

The Vanguard Mega Cap Index Funds provide exposure to the U.S. stock market’s largest companies. Investors may choose to invest in this market segment through the Mega Cap Index Fund or to focus specifically on its growth or value sector through the Mega Cap Growth Index or Value Index Fund.

As I mentioned, growth stocks outpaced value for the six months. Overall, most sectors gained. Consumer services, health care, and financial companies added significantly to the funds’ returns. Only oil and gas declined for all three funds. Hurt by tumbling oil prices, stocks in this sector detracted about 2 percentage points from each fund’s result.

Information technology was one of the period’s top performers and the biggest contributor to the Mega Cap Growth Index Fund. The sector benefited from increased corporate spending and a surge in mobile device sales. Tech stocks also boosted the Mega Cap Index Fund.

Health care holdings were a bright spot for all three funds and led the Mega Cap Index and Value Index Funds. Biotechnology and pharmaceutical companies profited from strong merger and acquisition activity and

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Mega Cap Index Fund	0.08%	0.11%	1.12%
Mega Cap Growth Index Fund	0.10	0.11	1.21
Mega Cap Value Index Fund	0.08	0.11	1.13

The fund expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were: for the Mega Cap Index Fund, 0.08% for Institutional Shares and 0.11% for ETF Shares; for the Mega Cap Growth Index Fund, 0.09% for Institutional Shares and 0.11% for ETF Shares; and for the Mega Cap Value Index Fund, 0.08% for Institutional Shares and 0.11% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Mega Cap Index Fund, Large-Cap Core Funds; for the Mega Cap Growth Index Fund, Large-Cap Growth Funds; and for the Mega Cap Value Index Fund, Large-Cap Value Funds.

4

improved product pipelines. Health care providers and equipment companies also did well.

Consumer services and financial stocks lifted the returns of all three funds. Within consumer services, broadcasting and entertainment corporations and home improvement retailers benefited from an improving economy. Financial services firms and real estate investment trusts (REITs) were among the standouts in the financial sector.

Both ETFs and mutual funds offer the chance for long-term success

The popularity of exchange-traded funds (ETFs) has surged over the past decade. We see this as an indication that our message is taking hold: Both diversifying and keeping costs down matter, and indexing is a great way to achieve those goals.

As you probably know, ETFs combine the investment characteristics of index mutual funds with the trading characteristics of stocks. As with stocks, ETF prices change throughout the day. In contrast, traditional open-end mutual funds are priced once a day, as determined at the market’s close.

Some say ETFs are more of a trading tool than an investment tool. We don’t think this has to be the case. In fact, we’re seeing much greater use of ETFs as part of long-term plans. Certainly, they are easy to trade. But investors needn’t feel that they have to do so. And unlike with traditional mutual funds, the investor doing the trading is the one who pays the transaction costs—not the other fund shareholders.

Vanguard ETFs are simply another share class of our traditional mutual funds. We give clients the choice, but in terms of price, diversification, and quality, the portfolios are essentially identical. Vanguard research has shown that ETFs and mutual funds perform basically the same function, and that investors can use both to create a low-cost, well-diversified portfolio of stocks and bonds. You can read more in Buying on the FACTS: Investors’ Choices Between ETFs and Mutual Funds, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer March 12, 2015

5

Your Fund’s Performance at a Glance
August 31, 2014, Through February 28, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mega Cap Index Fund
Institutional Shares	$135.41	$141.80	$1.380	$0.000
ETF Shares	68.69	71.92	0.691	0.000
Vanguard Mega Cap Growth Index Fund
Institutional Shares	$157.21	$169.04	$1.113	$0.000
ETF Shares	79.16	85.11	0.562	0.000
Vanguard Mega Cap Value Index Fund
Institutional Shares	$118.18	$121.13	$1.508	$0.000
ETF Shares	59.60	61.09	0.753	0.000

6

Mega Cap Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VMCTX		MGC
Expense Ratio[1]	0.08%		0.11%
30-Day SEC Yield	2.00%		1.97%
Portfolio Characteristics
			DJ
			U.S.
			Total
	CRSP US		Market
	Mega Cap		FA
	Fund	Index	Index
Number of Stocks	298	300	3,734
Median Market Cap	$101.0B	$97.8B	$49.0B
Price/Earnings Ratio	19.7x	19.7x	21.4x
Price/Book Ratio	2.9x	2.9x	2.8x
Return on Equity	19.3%	19.1%	17.6%
Earnings Growth
Rate	13.6%	13.4%	13.9%
Dividend Yield	2.0%	2.0%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	-0.1%	—	—
Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
	CRSP US		Market
	Mega Cap		FA
	Fund	Index	Index
Basic Materials	2.3%	2.3%	2.8%
Consumer Goods	9.4	9.4	10.0
Consumer Services	13.9	13.9	14.1
Financials	17.6	17.6	18.5
Health Care	14.7	14.7	13.5
Industrials	10.6	10.6	12.7
Oil & Gas	8.3	8.3	7.2
Technology	17.9	17.9	16.0
Telecommunications	2.6	2.6	2.1
Utilities	2.7	2.7	3.1

Volatility Measures
		DJ
	Spliced	U.S. Total
	Mega Cap	Market
	Index	FA Index
R-Squared	1.00	0.98
Beta	1.00	0.96
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	4.6%
Exxon Mobil Corp.	Integrated Oil & Gas	2.3
Microsoft Corp.	Software	2.0
Google Inc.	Internet	2.0
Johnson & Johnson	Pharmaceuticals	1.7
Wells Fargo & Co.	Banks	1.7
Berkshire Hathaway Inc. Reinsurance		1.7
General Electric Co.	Diversified Industrials	1.6
Procter & Gamble Co.	Nondurable
	Household Products	1.4
JPMorgan Chase & Co.	Banks	1.4
Top Ten		20.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.08% for Institutional Shares and 0.11% for ETF Shares.

7

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2015

Mega Cap Index Fund ETF Shares Net Asset Value

Spliced Mega Cap Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	2/22/2008	13.32%	15.17%	8.59%
ETF Shares	12/17/2007
Market Price		13.29	15.14	7.36
Net Asset Value		13.27	15.13	7.35

See Financial Highlights for dividend and capital gains information.

8

Mega Cap Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (2.3%)
EI du Pont de Nemours &
Co.	76,081	5,923
Dow Chemical Co.	98,973	4,873
Praxair Inc.	24,483	3,131
LyondellBasell Industries NV
Class A	33,637	2,890
PPG Industries Inc.	11,555	2,720
Ecolab Inc.	22,719	2,625
Air Products & Chemicals
Inc.	16,213	2,532
International Paper Co.	35,675	2,012
Freeport-McMoRan Inc.	87,536	1,893
Mosaic Co.	26,963	1,436
Nucor Corp.	26,711	1,256
Newmont Mining Corp.	21,029	554
		31,845
Consumer Goods (9.4%)
Procter & Gamble Co.	227,320	19,352
Coca-Cola Co.	331,365	14,348
PepsiCo Inc.	125,922	12,464
Philip Morris International
Inc.	130,619	10,836
Altria Group Inc.	166,119	9,351
NIKE Inc. Class B	57,438	5,578
Colgate-Palmolive Co.	76,602	5,425
Ford Motor Co.	318,139	5,198
Mondelez International Inc.
Class A	134,149	4,955
Monsanto Co.	40,637	4,894
General Motors Co.	108,247	4,039
Kimberly-Clark Corp.	31,363	3,439
Kraft Foods Group Inc.	49,584	3,176
Johnson Controls Inc.	56,026	2,847
General Mills Inc.	50,722	2,728
Archer-Daniels-Midland Co.	54,034	2,587
VF Corp.	29,085	2,230
Lorillard Inc.	30,311	2,074

			Market
			Value•
		Shares	($000)
	Reynolds American Inc.	26,798	2,027
	Mead Johnson Nutrition Co.	16,950	1,776
	Estee Lauder Cos. Inc.
	Class A	19,499	1,612
*	Tesla Motors Inc.	7,370	1,499
	Kellogg Co.	21,019	1,355
	Stanley Black & Decker Inc.	13,276	1,306
	Hershey Co.	12,203	1,266
*	Michael Kors Holdings Ltd.	16,542	1,115
	Activision Blizzard Inc.	42,550	992
	Campbell Soup Co.	17,340	808
	Brown-Forman Corp.
	Class B	8,608	789
			130,066
Consumer Services (13.9%)
	Walt Disney Co.	128,463	13,370
	Home Depot Inc.	110,900	12,726
*	Amazon.com Inc.	31,135	11,836
	Wal-Mart Stores Inc.	135,412	11,365
	Comcast Corp. Class A	178,420	10,595
	CVS Health Corp.	96,506	10,024
	McDonald’s Corp.	81,786	8,089
	Lowe’s Cos. Inc.	82,942	6,145
	Walgreens Boots Alliance
	Inc.	71,470	5,938
	Starbucks Corp.	59,720	5,583
	Time Warner Inc.	66,897	5,476
*	eBay Inc.	93,971	5,442
*	Priceline Group Inc.	4,396	5,440
	Costco Wholesale Corp.	36,783	5,406
	Twenty-First Century Fox
	Inc. Class A	136,863	4,790
	McKesson Corp.	19,531	4,467
	Target Corp.	53,470	4,108
	TJX Cos. Inc.	55,277	3,794
*	DIRECTV	42,207	3,740
	Time Warner Cable Inc.	23,581	3,633
	Delta Air Lines Inc.	70,409	3,135
	Yum! Brands Inc.	36,793	2,984
	American Airlines Group Inc.	60,296	2,888

9

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Kroger Co.	39,274	2,794
	Southwest Airlines Co.	57,155	2,471
	Cardinal Health Inc.	27,800	2,446
	CBS Corp. Class B	39,077	2,309
*	Netflix Inc.	4,828	2,293
	Comcast Corp.	37,325	2,200
	Viacom Inc. Class B	31,071	2,173
	Sysco Corp.	49,359	1,924
	Las Vegas Sands Corp.	33,624	1,913
	Macy’s Inc.	29,668	1,890
*	AutoZone Inc.	2,705	1,738
	Whole Foods Market Inc.	30,294	1,711
	Omnicom Group Inc.	20,902	1,663
	Carnival Corp.	35,065	1,543
*	DISH Network Corp. Class A	17,740	1,331
	Starwood Hotels & Resorts
	Worldwide Inc.	15,099	1,213
	Kohl’s Corp.	16,286	1,202
*	Bed Bath & Beyond Inc.	14,888	1,112
	Wynn Resorts Ltd.	6,839	975
*	Hilton Worldwide Holdings
	Inc.	33,373	943
*	Dollar General Corp.	12,717	924
	Gap Inc.	20,121	837
*	Sirius XM Holdings Inc.	186,015	724
*	Liberty Media Corp.	17,455	674
*	Liberty Interactive Corp.
	Class A	17,863	527
	Twenty-First Century Fox
	Inc.	14,166	482
*	Liberty Media Corp. Class A	8,037	310
			191,296
Financials (17.6%)
	Wells Fargo & Co.	436,340	23,907
*	Berkshire Hathaway Inc.
	Class B	153,333	22,603
	JPMorgan Chase & Co.	314,529	19,274
	Bank of America Corp.	884,108	13,978
	Citigroup Inc.	241,937	12,682
	Visa Inc. Class A	41,457	11,248
	MasterCard Inc. Class A	84,181	7,587
	American Express Co.	86,984	7,097
	US Bancorp	150,390	6,709
	Goldman Sachs Group Inc.	34,839	6,612
	American International
	Group Inc.	117,603	6,507
	Simon Property Group Inc.	26,468	5,038
	Morgan Stanley	123,646	4,425
	PNC Financial Services
	Group Inc.	44,343	4,078
	MetLife Inc.	76,511	3,889
	Bank of New York Mellon
	Corp.	94,799	3,710
	Capital One Financial Corp.	46,809	3,684
	American Tower Corporation	35,100	3,480

			Market
			Value•
		Shares	($000)
	BlackRock Inc.	9,039	3,357
	Prudential Financial Inc.	38,405	3,105
	ACE Ltd.	26,511	3,022
	Travelers Cos. Inc.	27,816	2,989
	Charles Schwab Corp.	98,975	2,904
	Marsh & McLennan Cos.
	Inc.	45,493	2,588
	CME Group Inc.	26,931	2,583
	Allstate Corp.	35,293	2,492
	State Street Corp.	33,281	2,478
	Public Storage	12,361	2,438
	Crown Castle International
	Corp.	28,029	2,419
	Aon plc	24,050	2,414
	McGraw Hill Financial Inc.	22,926	2,364
	Equity Residential	30,439	2,345
	Discover Financial Services	38,115	2,324
	BB&T Corp.	60,461	2,301
	Intercontinental Exchange
	Inc.	9,510	2,238
	Aflac Inc.	35,915	2,236
	Ameriprise Financial Inc.	15,578	2,082
	Ventas Inc.	27,279	2,031
	Chubb Corp.	19,819	1,991
	Franklin Resources Inc.	34,075	1,834
	SunTrust Banks Inc.	44,050	1,806
	Prologis Inc.	42,176	1,801
	Boston Properties Inc.	12,933	1,777
	T. Rowe Price Group Inc.	20,648	1,706
	HCP Inc.	38,821	1,644
	Vornado Realty Trust	14,255	1,569
	Weyerhaeuser Co.	44,225	1,553
	Invesco Ltd.	36,199	1,458
	General Growth Properties
	Inc.	48,581	1,409
	Fifth Third Bancorp	69,669	1,349
	Host Hotels & Resorts Inc.	63,979	1,344
	Northern Trust Corp.	18,771	1,311
	Progressive Corp.	47,018	1,253
	Loews Corp.	25,288	1,037
	TD Ameritrade Holding Corp.	20,504	744
*	Synchrony Financial	10,672	341
*	Berkshire Hathaway Inc.
	Class A	1	221
			243,366
Health Care (14.6%)
	Johnson & Johnson	235,478	24,139
	Pfizer Inc.	530,024	18,190
	Merck & Co. Inc.	239,647	14,029
*	Gilead Sciences Inc.	126,952	13,143
	Amgen Inc.	64,061	10,104
*	Medtronic plc	119,250	9,253
	UnitedHealth Group Inc.	80,732	9,174
	Bristol-Myers Squibb Co.	139,412	8,493
*	Celgene Corp.	67,175	8,164

10

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
*	Biogen Idec Inc.	19,853	8,132
	AbbVie Inc.	127,172	7,694
*	Actavis plc	22,279	6,491
	Abbott Laboratories	126,585	5,996
	Eli Lilly & Co.	84,168	5,906
	Allergan Inc.	25,039	5,828
*	Express Scripts Holding Co.	61,654	5,228
	Thermo Fisher Scientific Inc.	33,655	4,375
*	Anthem Inc.	22,642	3,316
	Baxter International Inc.	45,480	3,145
*	Alexion Pharmaceuticals Inc.	16,642	3,002
	Aetna Inc.	29,665	2,953
	Cigna Corp.	22,026	2,679
*	Regeneron Pharmaceuticals
	Inc.	6,296	2,605
	Stryker Corp.	27,025	2,561
	Becton Dickinson and Co.	16,167	2,372
*	Illumina Inc.	11,969	2,339
	Humana Inc.	12,878	2,117
*	HCA Holdings Inc.	27,310	1,954
	Zoetis Inc.	42,090	1,940
	Zimmer Holdings Inc.	14,225	1,712
	St. Jude Medical Inc.	24,068	1,605
*	Intuitive Surgical Inc.	3,054	1,527
*	Vertex Pharmaceuticals Inc.	10,184	1,216
	Perrigo Co. plc	5,920	914
			202,296
Industrials (10.6%)
	General Electric Co.	844,738	21,955
	3M Co.	53,906	9,091
	Union Pacific Corp.	74,798	8,995
	United Technologies Corp.	72,831	8,879
	Boeing Co.	54,044	8,153
	Honeywell International Inc.	62,512	6,425
	United Parcel Service Inc.
	Class B	59,173	6,020
	Accenture plc Class A	52,725	4,747
	Lockheed Martin Corp.	22,564	4,514
	Danaher Corp.	50,316	4,392
	Caterpillar Inc.	50,835	4,214
	FedEx Corp.	22,638	4,006
	Automatic Data Processing
	Inc.	40,581	3,605
	Emerson Electric Co.	58,283	3,376
	General Dynamics Corp.	23,674	3,285
	CSX Corp.	84,102	2,886
	Norfolk Southern Corp.	26,029	2,841
	Eaton Corp. plc	39,873	2,831
	Raytheon Co.	25,936	2,821
	Northrop Grumman Corp.	17,016	2,820
	Illinois Tool Works Inc.	27,898	2,758
	Deere & Co.	30,092	2,726
	Precision Castparts Corp.	11,982	2,592
	TE Connectivity Ltd.	34,255	2,471
*	LinkedIn Corp. Class A	9,118	2,436

			Market
			Value•
		Shares	($000)
	Cummins Inc.	14,619	2,079
	Waste Management Inc.	36,500	1,989
	PACCAR Inc.	29,803	1,909
	Parker-Hannifin Corp.	12,544	1,539
	Ingersoll-Rand plc	22,399	1,505
	Tyco International plc	35,107	1,482
	Paychex Inc.	27,374	1,364
	Rockwell Automation Inc.	11,480	1,344
	Agilent Technologies Inc.	28,248	1,192
	Dover Corp.	13,977	1,007
	Republic Services Inc.
	Class A	21,070	862
	Xerox Corp.	45,513	621
			145,732
Oil & Gas (8.3%)
	Exxon Mobil Corp.	356,128	31,532
	Chevron Corp.	159,041	16,966
	Schlumberger Ltd.	108,170	9,104
	ConocoPhillips	103,430	6,744
	Kinder Morgan Inc.	142,448	5,842
	Occidental Petroleum Corp.	65,116	5,071
	EOG Resources Inc.	46,018	4,129
	Phillips 66	46,533	3,651
	Anadarko Petroleum Corp.	42,681	3,595
	Halliburton Co.	67,605	2,903
	Williams Cos. Inc.	56,667	2,779
	Valero Energy Corp.	43,791	2,701
	Marathon Petroleum Corp.	23,614	2,479
	Baker Hughes Inc.	36,368	2,273
	Apache Corp.	31,615	2,082
	Devon Energy Corp.	32,760	2,018
	National Oilwell Varco Inc.	36,216	1,968
	Pioneer Natural Resources
	Co.	12,556	1,915
	Hess Corp.	22,709	1,705
	Marathon Oil Corp.	56,693	1,579
	Noble Energy Inc.	32,530	1,536
	Chesapeake Energy Corp.	50,604	844
*	Southwestern Energy Co.	16,170	406
*	FMC Technologies Inc.	9,844	393
*	Cameron International Corp.	8,345	393
*	Continental Resources Inc.	7,894	351
			114,959
Technology (17.9%)
	Apple Inc.	493,313	63,371
	Microsoft Corp.	624,056	27,365
*	Facebook Inc. Class A	177,587	14,024
*	Google Inc. Class C	24,246	13,539
	Intel Corp.	406,446	13,514
	International Business
	Machines Corp.	83,303	13,490
*	Google Inc. Class A	23,944	13,472
	Cisco Systems Inc.	429,882	12,686
	Oracle Corp.	279,328	12,240
	QUALCOMM Inc.	139,719	10,131

11

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Hewlett-Packard Co.	156,828	5,464
	Texas Instruments Inc.	88,941	5,230
	EMC Corp.	171,340	4,959
*	salesforce.com inc	50,302	3,490
*	Cognizant Technology
	Solutions Corp. Class A	51,219	3,200
*	Yahoo! Inc.	71,754	3,177
*	Adobe Systems Inc.	39,811	3,149
*	Micron Technology Inc.	90,363	2,771
	Corning Inc.	107,976	2,635
	Applied Materials Inc.	102,486	2,567
	Intuit Inc.	22,796	2,225
	Broadcom Corp. Class A	45,474	2,057
*	Twitter Inc.	42,661	2,051
	Analog Devices Inc.	26,384	1,544
	Symantec Corp.	57,986	1,459
	Avago Technologies Ltd.
	Class A	10,702	1,366
	Motorola Solutions Inc.	18,336	1,246
	NetApp Inc.	26,307	1,017
	Western Digital Corp.	9,344	1,000
	CA Inc.	26,417	859
	SanDisk Corp.	9,346	747
*	VMware Inc. Class A	7,156	609
			246,654
Telecommunications (2.6%)
	Verizon Communications
	Inc.	349,107	17,264
	AT&T Inc.	436,025	15,069
	CenturyLink Inc.	48,000	1,817
*	T-Mobile US Inc.	23,924	790
*	Sprint Corp.	67,004	343
			35,283
Utilities (2.7%)
	Duke Energy Corp.	59,557	4,678
	NextEra Energy Inc.	36,755	3,803
	Dominion Resources Inc.	48,999	3,532
	Southern Co.	75,747	3,469
	Exelon Corp.	72,313	2,453
	American Electric Power
	Co. Inc.	41,196	2,372
	PG&E Corp.	39,992	2,149
	Sempra Energy	19,699	2,131
	Spectra Energy Corp.	56,401	2,002
	PPL Corp.	55,866	1,905
	Public Service Enterprise
	Group Inc.	42,530	1,789
	Edison International	27,410	1,761
	Consolidated Edison Inc.	24,654	1,557
	Xcel Energy Inc.	42,727	1,507
	FirstEnergy Corp.	35,576	1,244
	Entergy Corp.	15,206	1,209
			37,561
Total Common Stocks
(Cost $973,109)			1,379,058

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
2 Vanguard Market
Liquidity Fund, 0.134%	71,800	72

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3,4] Federal Home Loan
Bank Discount Notes,
0.133%, 7/31/15	100	100
Total Temporary Cash Investments
(Cost $171)		172
Total Investments (99.9%)
(Cost $973,280)		1,379,230
Other Assets and Liabilities (0.1%)
Other Assets		3,155
Liabilities		(1,308)
		1,847
Net Assets (100%)		1,381,077

12

Mega Cap Index Fund

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	989,568
Undistributed Net Investment Income	4,370
Accumulated Net Realized Losses	(18,924)
Unrealized Appreciation (Depreciation)
Investment Securities	405,950
Futures Contracts	113
Net Assets	1,381,077

Institutional Shares—Net Assets
Applicable to 2,638,544 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	374,134
Net Asset Value Per Share—
Institutional Shares	$141.80

ETF Shares—Net Assets
Applicable to 14,000,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,006,943
Net Asset Value Per Share—
ETF Shares	$71.92

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Mega Cap Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	13,224
Interest[1]	2
Securities Lending	1
Total Income	13,227
Expenses
The Vanguard Group—Note B
Investment Advisory Services	100
Management and Administrative—Institutional Shares	83
Management and Administrative—ETF Shares	301
Marketing and Distribution—Institutional Shares	18
Marketing and Distribution—ETF Shares	80
Custodian Fees	15
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	11
Total Expenses	608
Net Investment Income	12,619
Realized Net Gain (Loss)
Investment Securities Sold	6,097
Futures Contracts	140
Realized Net Gain (Loss)	6,237
Change in Unrealized Appreciation (Depreciation)
Investment Securities	55,692
Futures Contracts	56
Change in Unrealized Appreciation (Depreciation)	55,748
Net Increase (Decrease) in Net Assets Resulting from Operations	74,604
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Mega Cap Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,619	19,872
Realized Net Gain (Loss)	6,237	44,877
Change in Unrealized Appreciation (Depreciation)	55,748	154,900
Net Increase (Decrease) in Net Assets Resulting from Operations	74,604	219,649
Distributions
Net Investment Income
Institutional Shares	(3,450)	(6,371)
ETF Shares	(8,737)	(13,330)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(12,187)	(19,701)
Capital Share Transactions
Institutional Shares	43,796	(88,842)
ETF Shares	150,696	85,731
Net Increase (Decrease) from Capital Share Transactions	194,492	(3,111)
Total Increase (Decrease)	256,909	196,837
Net Assets
Beginning of Period	1,124,168	927,331
End of Period[1]	1,381,077	1,124,168

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,370,000 and $3,938,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$135.41	$110.38	$95.66	$82.40	$71.03	$69.95
Investment Operations
Net Investment Income	1.354	2.498	2.373	2.000	1.676	1.657
Net Realized and Unrealized Gain (Loss)
on Investments	6.416	25.000	14.729	13.113	11.379	1.033
Total from Investment Operations	7.770	27.498	17.100	15.113	13.055	2.690
Distributions
Dividends from Net Investment Income	(1.380)	(2.468)	(2.380)	(1.853)	(1.685)	(1.610)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(1.380)	(2.468)	(2.380)	(1.853)	(1.685)	(1.610)
Net Asset Value, End of Period	$141.80	$135.41	$110.38	$95.66	$82.40	$71.03

Total Return	5.79%	25.15%	18.13%	18.63%	18.38%	3.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$374	$314	$339	$250	$152	$92
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.03%	2.29%	2.28%	2.01%	2.24%
Portfolio Turnover Rate[1]	6%	6%	10%	19%	8%	7%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$68.69	$55.99	$48.52	$41.80	$36.03	$35.49
Investment Operations
Net Investment Income	.678	1.250	1.189	1.000	.842	.834
Net Realized and Unrealized Gain (Loss)
on Investments	3.243	12.687	7.471	6.648	5.774	.517
Total from Investment Operations	3.921	13.937	8.660	7.648	6.616	1.351
Distributions
Dividends from Net Investment Income	(.691)	(1.237)	(1.190)	(.928)	(.846)	(.811)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.691)	(1.237)	(1.190)	(.928)	(.846)	(.811)
Net Asset Value, End of Period	$71.92	$68.69	$55.99	$48.52	$41.80	$36.03

Total Return	5.75%	25.13%	18.10%	18.58%	18.35%	3.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,007	$810	$588	$442	$313	$227
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.04%	2.00%	2.26%	2.24%	1.99%	2.22%
Portfolio Turnover Rate[1]	6%	6%	10%	19%	8%	7%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

18

Mega Cap Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

19

Mega Cap Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $122,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,379,058	—	—
Temporary Cash Investments	72	100	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	1,379,123	100	—
1 Represents variation margin on the last day of the reporting period.

D. At February 28, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2015	3	1,577	103
E-mini S&P 500 Index	March 2015	5	526	10
				113

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

Mega Cap Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $5,370,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $19,735,000 to offset future net capital gains. Of this amount, $18,779,000 is subject to expiration dates; $12,576,000 may be used to offset futures net capital gains through August 31, 2018, and $6,203,000 through August 31, 2019. Capital losses of $956,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $973,280,000. Net unrealized appreciation of investment securities for tax purposes was $405,950,000, consisting of unrealized gains of $413,177,000 on securities that had risen in value since their purchase and $7,227,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2015, the fund purchased $244,387,000 of investment securities and sold $48,594,000 of investment securities, other than temporary cash investments. Purchases and sales include $164,649,000 and $10,685,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

21

Mega Cap Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	50,417	369	2,207	18
Issued in Lieu of Cash Distributions	3,285	24	6,066	49
Redeemed	(9,906)	(71)	(97,115)	(825)
Net Increase (Decrease)—Institutional Shares	43,796	322	(88,842)	(758)
ETF Shares
Issued	164,734	2,400	186,602	3,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(14,038)	(200)	(100,871)	(1,700)
Net Increase (Decrease)—ETF Shares	150,696	2,200	85,731	1,300

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

22

Mega Cap Growth Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VMGAX		MGK
Expense Ratio[1]	0.10%		0.11%
30-Day SEC Yield	1.39%		1.37%
Portfolio Characteristics
			DJ
			U.S.
	CRSP US		Total
	Mega Cap		Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	149	149	3,734
Median Market Cap	$96.2B	$96.2B	$49.0B
Price/Earnings Ratio	24.1x	24.2x	21.4x
Price/Book Ratio	5.1x	5.1x	2.8x
Return on Equity	23.2%	22.7%	17.6%
Earnings Growth
Rate	19.5%	19.5%	13.9%
Dividend Yield	1.4%	1.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	8%	—	—
Short-Term Reserves	0.6%	—	—
Sector Diversification (% of equity exposure)
			DJ
			U.S.
	CRSP US		Total
	Mega Cap		Market
	Growth		FA
	Fund	Index	Index
Basic Materials	1.8%	1.8%	2.8%
Consumer Goods	8.7	8.7	10.0
Consumer Services	21.6	21.6	14.1
Financials	12.2	12.2	18.5
Health Care	13.6	13.6	13.5
Industrials	10.3	10.3	12.7
Oil & Gas	5.5	5.5	7.2
Technology	26.3	26.3	16.0
Telecommunications	0.0	0.0	2.1
Utilities	0.0	0.0	3.1

Volatility Measures
	Spliced	DJ
	Mega Cap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.90
Beta	1.00	0.98
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	10.1%
Google Inc.	Internet	4.3
Coca-Cola Co.	Soft Drinks	2.3
Facebook Inc.	Internet	2.2
Walt Disney Co.	Broadcasting &
	Entertainment	2.1
Gilead Sciences Inc.	Biotechnology	2.1
Comcast Corp.	Broadcasting &
	Entertainment	2.0
Home Depot Inc.	Home Improvement
	Retailers	2.0
Oracle Corp.	Software	2.0
Amazon.com Inc.	Broadline Retailers	1.9
Top Ten		31.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.09% for Institutional Shares and 0.11% for ETF Shares.

23

Mega Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2015

Mega Cap Growth Index Fund ETF Shares Net Asset Value

Spliced Mega Cap Growth Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	4/3/2008	13.67%	15.85%	10.18%
ETF Shares	12/17/2007
Market Price		13.66	15.84	8.93
Net Asset Value		13.66	15.84	8.93

See Financial Highlights for dividend and capital gains information.

24

Mega Cap Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Basic Materials (1.8%)
	Praxair Inc.	76,960	9,843
	PPG Industries Inc.	36,247	8,532
	Ecolab Inc.	71,401	8,250
	Nucor Corp.	84,323	3,966
	Air Products &
	Chemicals Inc.	25,396	3,965
			34,556
Consumer Goods (8.7%)
	Coca-Cola Co.	1,040,940	45,073
	Philip Morris International
	Inc.	410,296	34,038
	NIKE Inc. Class B	180,639	17,544
	Colgate-Palmolive Co.	240,721	17,048
	Monsanto Co.	127,824	15,394
	VF Corp.	91,263	6,996
	Lorillard Inc.	95,146	6,510
	Mead Johnson Nutrition
	Co.	53,138	5,567
	Estee Lauder Cos. Inc.
	Class A	61,189	5,058
*	Tesla Motors Inc.	23,176	4,713
	Stanley Black & Decker
	Inc.	41,375	4,069
	Hershey Co.	38,173	3,961
*	Michael Kors Holdings Ltd.	51,302	3,458
	Brown-Forman Corp.
	Class B	27,181	2,492
			171,921
Consumer Services (21.6%)
	Walt Disney Co.	403,080	41,953
	Home Depot Inc.	347,979	39,931
	Comcast Corp. Class A	630,218	37,422
*	Amazon.com Inc.	97,807	37,182
	McDonald’s Corp.	257,050	25,422
	Lowe’s Cos. Inc.	260,707	19,316
	Starbucks Corp.	187,719	17,549
*	Priceline Group Inc.	13,825	17,108
*	eBay Inc.	295,247	17,098

			Market
			Value•
		Shares	($000)
	Costco Wholesale Corp.	115,672	16,999
	Twenty-First Century Fox
	Inc. Class A	382,634	13,392
	TJX Cos. Inc.	173,912	11,937
*	DIRECTV	132,700	11,757
	Time Warner Cable Inc.	74,155	11,424
	Yum! Brands Inc.	115,537	9,371
	American Airlines Group
	Inc.	189,400	9,072
	Time Warner Inc.	105,183	8,610
	Southwest Airlines Co.	179,308	7,753
	CBS Corp. Class B	122,456	7,237
*	Netflix Inc.	15,113	7,177
	Viacom Inc. Class B	97,461	6,816
	Las Vegas Sands Corp.	105,899	6,026
*	AutoZone Inc.	8,463	5,439
	Whole Foods Market Inc.	95,052	5,370
*	DISH Network Corp.
	Class A	55,812	4,188
	Starwood Hotels & Resorts
	Worldwide Inc.	46,893	3,767
*	Bed Bath & Beyond Inc.	46,256	3,453
	Twenty-First Century Fox
	Inc.	91,820	3,126
	Wynn Resorts Ltd.	21,295	3,035
*	Hilton Worldwide Holdings
	Inc.	103,201	2,918
*	Dollar General Corp.	39,717	2,884
	Comcast Corp.	47,634	2,808
	Gap Inc.	62,695	2,608
*	Sirius XM Holdings Inc.	578,338	2,250
*	Liberty Interactive Corp.
	Class A	55,749	1,646
	Viacom Inc. Class A	216	15
	CBS Corp. Class A	141	9
			424,068
Financials (12.2%)
	Visa Inc. Class A	130,239	35,335
	MasterCard Inc. Class A	264,490	23,838
	American Express Co.	273,211	22,291

25

Mega Cap Growth Index Fund

			Market
			Value•
		Shares	($000)
	Simon Property Group Inc.	83,009	15,802
	American Tower
	Corporation	110,306	10,936
	BlackRock Inc.	28,360	10,533
	Charles Schwab Corp.	310,396	9,107
	Marsh & McLennan Cos.
	Inc.	142,911	8,130
	Public Storage	38,805	7,653
	Crown Castle International
	Corp.	88,157	7,609
	Aon plc	75,298	7,557
	McGraw Hill Financial Inc.	71,733	7,396
	Equity Residential	95,701	7,372
	Intercontinental Exchange
	Inc.	29,767	7,006
	Ventas Inc.	85,651	6,378
	Franklin Resources Inc.	106,871	5,753
	Prologis Inc.	132,101	5,642
	Boston Properties Inc.	40,287	5,536
	T. Rowe Price Group Inc.	65,136	5,380
	HCP Inc.	121,287	5,138
	Vornado Realty Trust	44,616	4,910
	Weyerhaeuser Co.	138,485	4,862
	Invesco Ltd.	113,776	4,582
	General Growth Properties
	Inc.	151,816	4,404
	Host Hotels & Resorts Inc.	198,676	4,172
	TD Ameritrade Holding
	Corp.	64,147	2,327
			239,649
Health Care (13.6%)
*	Gilead Sciences Inc.	398,402	41,247
	Amgen Inc.	200,863	31,680
*	Celgene Corp.	210,989	25,641
*	Biogen Idec Inc.	62,364	25,544
	AbbVie Inc.	399,744	24,184
*	Actavis plc	69,998	20,395
	Allergan Inc.	78,664	18,308
*	Express Scripts Holding
	Co.	193,869	16,438
	Thermo Fisher Scientific
	Inc.	105,652	13,735
*	Alexion Pharmaceuticals
	Inc.	52,423	9,456
*	Regeneron Pharmaceuticals
	Inc.	19,745	8,171
	Stryker Corp.	84,976	8,051
*	Illumina Inc.	37,520	7,334
	Zoetis Inc.	132,450	6,105
*	Intuitive Surgical Inc.	9,576	4,788
*	Vertex Pharmaceuticals Inc.	31,805	3,798
	Perrigo Co. plc	18,391	2,841
			267,716

			Market
			Value•
		Shares	($000)
Industrials (10.3%)
	3M Co.	169,271	28,548
	Union Pacific Corp.	234,851	28,243
	Boeing Co.	169,445	25,561
	United Parcel Service Inc.
	Class B	185,482	18,869
	Accenture plc Class A	165,703	14,918
	United Technologies Corp.	114,426	13,950
	Danaher Corp.	157,770	13,770
	Automatic Data
	Processing Inc.	127,349	11,314
	Precision Castparts Corp.	37,637	8,141
*	LinkedIn Corp. Class A	28,608	7,644
	Cummins Inc.	45,908	6,529
	FedEx Corp.	35,590	6,299
	PACCAR Inc.	93,549	5,992
	Paychex Inc.	86,233	4,297
	Rockwell Automation Inc.	35,875	4,199
	Agilent Technologies Inc.	87,474	3,692
			201,966
Oil & Gas (5.5%)
	Schlumberger Ltd.	339,819	28,599
	Kinder Morgan Inc.	447,589	18,356
	EOG Resources Inc.	144,786	12,990
	Anadarko Petroleum Corp.	133,732	11,264
	Halliburton Co.	212,652	9,131
	Williams Cos. Inc.	177,726	8,716
	Pioneer Natural Resources
	Co.	39,342	6,000
	Noble Energy Inc.	102,139	4,824
	National Oilwell Varco Inc.	56,452	3,068
*	Southwestern Energy Co.	49,827	1,250
*	FMC Technologies Inc.	30,626	1,223
*	Cameron International Corp. 25,872		1,218
*	Continental Resources Inc.	24,392	1,085
			107,724
Technology (26.3%)
	Apple Inc.	1,548,632	198,937
*	Facebook Inc. Class A	557,936	44,060
*	Google Inc. Class C	76,166	42,531
*	Google Inc. Class A	75,215	42,318
	Oracle Corp.	877,665	38,459
	QUALCOMM Inc.	439,026	31,834
	Texas Instruments Inc.	278,967	16,403
	EMC Corp.	537,383	15,552
*	salesforce.com inc	158,349	10,986
*	Cognizant Technology
	Solutions Corp. Class A	160,845	10,051
*	Yahoo! Inc.	225,175	9,971
*	Adobe Systems Inc.	125,168	9,901
*	Micron Technology Inc.	283,459	8,694
	Applied Materials Inc.	321,516	8,054
	Intuit Inc.	71,652	6,995
*	Twitter Inc.	133,952	6,441

26

Mega Cap Growth Index Fund

		Market
		Value•
	Shares	($000)
Analog Devices Inc.	83,005	4,859
Avago Technologies Ltd.
Class A	33,302	4,250
NetApp Inc.	81,796	3,162
SanDisk Corp.	28,929	2,312
* VMware Inc. Class A	22,220	1,890
		517,660
Total Common Stocks
(Cost $1,394,691)		1,965,260
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
1 Vanguard Market
Liquidity Fund,
0.134%	12,220,444	12,220

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
2 Freddie Mac Discount Notes,
0.118%, 7/31/15	200	200
Total Temporary Cash Investments
(Cost $12,420)		12,420
Total Investments (100.6%)
(Cost $1,407,111)		1,977,680
Other Assets and Liabilities (-0.6%)
Other Assets		2,007
Liabilities		(14,442)
		(12,435)
Net Assets (100%)		1,965,245

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,403,347
Undistributed Net Investment Income	3,321
Accumulated Net Realized Losses	(11,992)
Unrealized Appreciation (Depreciation)	570,569
Net Assets	1,965,245

Institutional Shares—Net Assets
Applicable to 146,554 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	24,773
Net Asset Value Per Share—
Institutional Shares	$169.04

ETF Shares—Net Assets
Applicable to 22,800,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,940,472
Net Asset Value Per Share—
ETF Shares	$85.11

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
See accompanying Notes, which are an integral part of the Financial Statements.

27

Mega Cap Growth Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	12,814
Interest[1]	1
Securities Lending	5
Total Income	12,820
Expenses
The Vanguard Group—Note B
Investment Advisory Services	136
Management and Administrative—Institutional Shares	4
Management and Administrative—ETF Shares	577
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—ETF Shares	144
Custodian Fees	7
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	28
Trustees’ Fees and Expenses	1
Total Expenses	897
Net Investment Income	11,923
Realized Net Gain (Loss)
Investment Securities Sold	15,048
Futures Contracts	90
Realized Net Gain (Loss)	15,138
Change in Unrealized Appreciation (Depreciation)
Investment Securities	118,203
Futures Contracts	(18)
Change in Unrealized Appreciation (Depreciation)	118,185
Net Increase (Decrease) in Net Assets Resulting from Operations	145,246
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Mega Cap Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,923	17,695
Realized Net Gain (Loss)	15,138	16,159
Change in Unrealized Appreciation (Depreciation)	118,185	271,004
Net Increase (Decrease) in Net Assets Resulting from Operations	145,246	304,858
Distributions
Net Investment Income
Institutional Shares	(92)	(264)
ETF Shares	(11,694)	(17,090)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(11,786)	(17,354)
Capital Share Transactions
Institutional Shares	9,055	(10,714)
ETF Shares	288,102	202,339
Net Increase (Decrease) from Capital Share Transactions	297,157	191,625
Total Increase (Decrease)	430,617	479,129
Net Assets
Beginning of Period	1,534,628	1,055,499
End of Period[1]	1,965,245	1,534,628

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,321,000 and $3,184,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Mega Cap Growth Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$157.21	$124.49	$110.67	$92.75	$76.74	$74.21
Investment Operations
Net Investment Income	1.085	1.978	2.027	1.453[1]	1.227	1.180
Net Realized and Unrealized Gain (Loss)
on Investments	11.858	32.732	13.374	17.831	16.067	2.465
Total from Investment Operations	12.943	34.710	15.401	19.284	17.294	3.645
Distributions
Dividends from Net Investment Income	(1.113)	(1.990)	(1.581)	(1.364)	(1.284)	(1.115)
Distributions from Realized Capital Gains —		—	—	—	—	—
Total Distributions	(1.113)	(1.990)	(1.581)	(1.364)	(1.284)	(1.115)
Net Asset Value, End of Period	$169.04	$157.21	$124.49	$110.67	$92.75	$76.74

Total Return	8.29%	28.07%	14.05%	21.00%	22.57%	4.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25	$15	$21	$0.2	$124	$90
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.10%	0.09%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.46%	1.41%	1.70%	1.52%	1.35%	1.39%
Portfolio Turnover Rate [2]	8%	11%	41%	16%	26%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap Growth Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$79.16	$62.69	$55.92	$46.87	$38.78	$37.50
Investment Operations
Net Investment Income	. 541	. 994	1.006	.771[1]	.611	. 586
Net Realized and Unrealized Gain (Loss)
on Investments	5.971	16.475	6.751	8.966	8.120	1.248
Total from Investment Operations	6.512	17.469	7.757	9.737	8.731	1.834
Distributions
Dividends from Net Investment Income	(. 562)	(. 999)	(. 987)	(. 687)	(. 641)	(. 554)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 562)	(. 999)	(. 987)	(. 687)	(. 641)	(. 554)
Net Asset Value, End of Period	$85.11	$79.16	$62.69	$55.92	$46.87	$38.78

Total Return	8.27%	28.05%	14.04%	20.98%	22.54%	4.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,940	$1,520	$1,034	$884	$516	$287
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	1.44%	1.40%	1.69%	1.49%	1.33%	1.37%
Portfolio Turnover Rate [2]	8%	11%	41%	16%	26%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at February 28, 2015.

32

Mega Cap Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

33

Mega Cap Growth Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $168,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,965,260	—	—
Temporary Cash Investments	12,220	200	—
Total	1,977,480	200	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $17,281,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $9,831,000 to offset future net capital gains. Of this amount, $4,562,000 is subject to expiration on August 31, 2019. Capital losses of $5,269,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any

34

Mega Cap Growth Index Fund

expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $1,407,111,000. Net unrealized appreciation of investment securities for tax purposes was $570,569,000, consisting of unrealized gains of $575,826,000 on securities that had risen in value since their purchase and $5,257,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2015, the fund purchased $416,886,000 of investment securities and sold $118,170,000 of investment securities, other than temporary cash investments. Purchases and sales include $319,184,000 and $47,246,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	12,383	73	244	1
Issued in Lieu of Cash Distributions	92	1	264	2
Redeemed	(3,420)	(21)	(11,222)	(79)
Net Increase (Decrease) —Institutional Shares	9,055	53	(10,714)	(76)
ETF Shares
Issued	335,677	4,200	272,056	3,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(47,575)	(600)	(69,717)	(1,000)
Net Increase (Decrease)—ETF Shares	288,102	3,600	202,339	2,700

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

35

Mega Cap Value Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VMVLX		MGV
Expense Ratio[1]	0.08%		0.11%
30-Day SEC Yield	2.50%		2.47%
Portfolio Characteristics
			DJ
			U.S.
	CRSP US		Total
	Mega Cap		Market
		Value	FA
	Fund	Index	Index
Number of Stocks	156	156	3,734
Median Market Cap	$111.8B	$111.8B $49.0B
Price/Earnings Ratio	17.1x	17.1x	21.4x
Price/Book Ratio	2.1x	2.2x	2.8x
Return on Equity	16.3%	16.3%	17.6%
Earnings Growth
Rate	9.1%	8.7%	13.9%
Dividend Yield	2.5%	2.5%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Short-Term Reserves	-0.1%	—	—
Sector Diversification (% of equity exposure)
			DJ
			U.S.
	CRSP US		Total
	Mega Cap		Market
		Value	FA
	Fund	Index	Index
Basic Materials	2.8%	2.8%	2.8%
Consumer Goods	10.0	10.0	10.0
Consumer Services	7.5	7.5	14.1
Financials	22.1	22.2	18.5
Health Care	15.5	15.5	13.5
Industrials	10.8	10.8	12.7
Oil & Gas	10.7	10.7	7.2
Technology	10.9	10.8	16.0
Telecommunications	4.7	4.7	2.1
Utilities	5.0	5.0	3.1

Volatility Measures
	Spliced	DJ
	Mega Cap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.90
Beta	1.00	0.94
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	4.2%
Microsoft Corp.	Software	3.6
Johnson & Johnson	Pharmaceuticals	3.2
Wells Fargo & Co.	Banks	3.2
Berkshire Hathaway Inc. Reinsurance		3.0
General Electric Co.	Diversified Industrials	2.9
Procter & Gamble Co.	Nondurable
	Household Products	2.6
JPMorgan Chase & Co.	Banks	2.6
Pfizer Inc.	Pharmaceuticals	2.4
Verizon Communications Fixed Line
Inc.	Telecommunications	2.3
Top Ten		30.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.08% for Institutional Shares and 0.11% for ETF Shares.

36

Mega Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2015

Mega Cap Value Index Fund ETF Shares Net Asset Value

Spliced Mega Cap Value Index

For a benchmark description, see the Glossary.

Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	3/5/2008	13.02%	14.52%	7.35%
ETF Shares	12/17/2007
Market Price		13.05	14.50	5.82
Net Asset Value		12.97	14.49	5.81

See Financial Highlights for dividend and capital gains information.

37

Mega Cap Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (2.8%)
EI du Pont de Nemours &
Co.	120,174	9,356
Dow Chemical Co.	156,250	7,694
LyondellBasell Industries
NV Class A	53,129	4,564
International Paper Co.	56,234	3,172
Freeport-McMoRan Inc.	137,648	2,977
Mosaic Co.	42,481	2,263
Air Products & Chemicals
Inc.	12,742	1,990
Newmont Mining Corp.	32,824	864
		32,880
Consumer Goods (10.0%)
Procter & Gamble Co.	358,347	30,506
PepsiCo Inc.	198,451	19,643
Altria Group Inc.	262,053	14,751
Ford Motor Co.	500,847	8,184
Mondelez International Inc.
Class A	211,651	7,817
General Motors Co.	170,273	6,353
Kimberly-Clark Corp.	49,327	5,409
Kraft Foods Group Inc.	78,160	5,007
Johnson Controls Inc.	88,205	4,482
General Mills Inc.	80,071	4,307
Archer-Daniels-Midland Co.	85,233	4,081
Reynolds American Inc.	42,234	3,194
Kellogg Co.	32,943	2,124
Activision Blizzard Inc.	66,880	1,559
Campbell Soup Co.	27,081	1,262
		118,679
Consumer Services (7.5%)
Wal-Mart Stores Inc.	213,630	17,930
CVS Health Corp.	152,082	15,797
Walgreens Boots Alliance
Inc.	112,903	9,380
McKesson Corp.	30,753	7,033
Target Corp.	84,560	6,497

			Market
			Value•
		Shares	($000)
	Delta Air Lines Inc.	110,997	4,941
	Kroger Co.	61,953	4,408
	Time Warner Inc.	52,880	4,329
	Cardinal Health Inc.	43,819	3,855
	Sysco Corp.	77,888	3,037
	Macy’s Inc.	46,877	2,987
	Omnicom Group Inc.	32,848	2,613
	Carnival Corp.	54,928	2,416
	Kohl’s Corp.	25,729	1,899
*	Liberty Media Corp.	27,202	1,050
*	Liberty Media Corp.
	Class A	12,570	485
			88,657
Financials (22.1%)
	Wells Fargo & Co.	687,851	37,687
*	Berkshire Hathaway Inc.
	Class B	242,496	35,746
	JPMorgan Chase & Co.	495,541	30,367
	Bank of America Corp.	1,393,886	22,037
	Citigroup Inc.	381,461	19,996
	US Bancorp	237,250	10,584
	Goldman Sachs Group Inc.	54,854	10,411
	American International
	Group Inc.	185,569	10,268
	Morgan Stanley	194,511	6,962
	PNC Financial Services
	Group Inc.	69,738	6,413
	MetLife Inc.	120,361	6,118
	Bank of New York Mellon
	Corp.	149,150	5,838
	Capital One Financial Corp.	73,676	5,799
	Prudential Financial Inc.	60,435	4,886
	ACE Ltd.	41,823	4,768
	Travelers Cos. Inc.	43,897	4,716
	CME Group Inc.	42,454	4,073
	Allstate Corp.	55,657	3,930
	State Street Corp.	52,624	3,918
	Discover Financial Services	60,033	3,661
	BB&T Corp.	95,330	3,627
	Aflac Inc.	56,663	3,527

38

Mega Cap Value Index Fund

			Market
			Value•
		Shares	($000)
	Ameriprise Financial Inc.	24,433	3,265
	Chubb Corp.	31,253	3,139
	SunTrust Banks Inc.	68,982	2,828
	Fifth Third Bancorp	108,995	2,110
	Northern Trust Corp.	29,747	2,077
	Progressive Corp.	74,273	1,979
	Loews Corp.	39,719	1,629
*	Synchrony Financial	16,672	533
*	Berkshire Hathaway Inc.
	Class A	1	221
			263,113
Health Care (15.5%)
	Johnson & Johnson	371,065	38,038
	Pfizer Inc.	835,429	28,672
	Merck & Co. Inc.	377,900	22,122
*	Medtronic plc	187,936	14,582
	UnitedHealth Group Inc.	127,273	14,462
	Bristol-Myers Squibb Co.	219,962	13,400
	Abbott Laboratories	199,722	9,461
	Eli Lilly & Co.	132,856	9,322
*	Anthem Inc.	35,746	5,235
	Baxter International Inc.	71,925	4,974
	Aetna Inc.	46,723	4,651
	Cigna Corp.	34,626	4,212
	Becton Dickinson and Co.	25,427	3,731
	Humana Inc.	20,315	3,339
*	HCA Holdings Inc.	43,152	3,087
	Zimmer Holdings Inc.	22,409	2,698
	St. Jude Medical Inc.	37,901	2,527
			184,513
Industrials (10.8%)
	General Electric Co.	1,331,485	34,605
	Honeywell International
	Inc.	98,628	10,137
	Lockheed Martin Corp.	35,651	7,132
	United Technologies Corp.	57,448	7,003
	Caterpillar Inc.	80,201	6,649
	Emerson Electric Co.	91,846	5,320
	General Dynamics Corp.	37,366	5,186
	CSX Corp.	132,475	4,545
	Norfolk Southern Corp.	41,011	4,477
	Eaton Corp. plc	62,876	4,465
	Raytheon Co.	40,913	4,450
	Northrop Grumman Corp.	26,805	4,442
	Illinois Tool Works Inc.	44,141	4,364
	Deere & Co.	47,631	4,315
	TE Connectivity Ltd.	53,892	3,887
	FedEx Corp.	17,896	3,167
	Waste Management Inc.	57,743	3,146
	Parker-Hannifin Corp.	19,744	2,422
	Ingersoll-Rand plc	35,226	2,367
	Tyco International plc	55,416	2,340
	Dover Corp.	21,969	1,583

		Market
		Value•
	Shares	($000)
Republic Services Inc.
Class A	32,990	1,350
Xerox Corp.	71,829	980
		128,332
Oil & Gas (10.7%)
Exxon Mobil Corp.	561,470	49,713
Chevron Corp.	250,650	26,739
ConocoPhillips	163,123	10,636
Occidental Petroleum Corp.	102,921	8,015
Phillips 66	73,460	5,764
Valero Energy Corp.	69,130	4,265
Marathon Petroleum Corp.	37,137	3,899
Baker Hughes Inc.	57,250	3,579
Apache Corp.	49,957	3,289
Devon Energy Corp.	51,444	3,168
Hess Corp.	35,649	2,677
Marathon Oil Corp.	89,398	2,491
National Oilwell Varco Inc.	28,580	1,553
Chesapeake Energy Corp.	79,048	1,318
		127,106
Technology (10.8%)
Microsoft Corp.	983,598	43,131
Intel Corp.	641,102	21,317
International Business
Machines Corp.	131,231	21,252
Cisco Systems Inc.	678,043	20,009
Hewlett-Packard Co.	247,459	8,621
Corning Inc.	170,076	4,150
Broadcom Corp. Class A	71,820	3,248
Symantec Corp.	91,444	2,301
Motorola Solutions Inc.	28,732	1,952
Western Digital Corp.	14,623	1,564
CA Inc.	41,120	1,337
		128,882
Telecommunications (4.7%)
Verizon Communications
Inc.	550,060	27,201
AT&T Inc.	687,569	23,763
CenturyLink Inc.	75,541	2,860
* T-Mobile US Inc.	37,278	1,231
* Sprint Corp.	103,778	531
		55,586
Utilities (5.0%)
Duke Energy Corp.	93,768	7,365
NextEra Energy Inc.	57,845	5,985
Dominion Resources Inc.	77,360	5,577
Southern Co.	119,335	5,464
Exelon Corp.	113,970	3,866
American Electric Power
Co. Inc.	64,910	3,737
PG&E Corp.	62,873	3,378
Sempra Energy	31,040	3,358
Spectra Energy Corp.	88,845	3,153
PPL Corp.	88,026	3,002

39

Mega Cap Value Index Fund

		Market
		Value•
	Shares	($000)
Public Service Enterprise
Group Inc.	67,013	2,819
Edison International	43,155	2,773
Consolidated Edison Inc.	38,894	2,456
Xcel Energy Inc.	66,998	2,364
FirstEnergy Corp.	55,816	1,952
Entergy Corp.	24,019	1,910
		59,159
Total Common Stocks
(Cost $968,622)		1,186,907
Temporary Cash Investment (0.0%)[1]

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[2,3] Fannie Mae Discount Notes,
0.130%, 4/27/15
(Cost $300)	300	300
Total Investments (99.9%)
(Cost $968,922)		1,187,207
Other Assets and Liabilities (0.1%)
Other Assets		4,007
Liabilities		(2,837)
		1,170
Net Assets (100%)		1,188,377

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	968,824
Undistributed Net Investment Income	5,126
Accumulated Net Realized Losses	(3,919)
Unrealized Appreciation (Depreciation)
Investment Securities	218,285
Futures Contracts	61
Net Assets	1,188,377

Institutional Shares—Net Assets
Applicable to 1,841,120 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	223,013
Net Asset Value Per Share—
Institutional Shares	$121.13

ETF Shares—Net Assets
Applicable to 15,802,369 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	965,364
Net Asset Value Per Share—
ETF Shares	$61.09

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

40

Mega Cap Value Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	14,656
Interest[1]	1
Total Income	14,657
Expenses
The Vanguard Group—Note B
Investment Advisory Services	93
Management and Administrative—Institutional Shares	40
Management and Administrative—ETF Shares	302
Marketing and Distribution—Institutional Shares	21
Marketing and Distribution—ETF Shares	83
Custodian Fees	13
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—ETF Shares	13
Total Expenses	567
Net Investment Income	14,090
Realized Net Gain (Loss)
Investment Securities Sold	21,101
Futures Contracts	93
Realized Net Gain (Loss)	21,194
Change in Unrealized Appreciation (Depreciation)
Investment Securities	8,458
Futures Contracts	43
Change in Unrealized Appreciation (Depreciation)	8,501
Net Increase (Decrease) in Net Assets Resulting from Operations	43,785
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Mega Cap Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,090	22,431
Realized Net Gain (Loss)	21,194	66,443
Change in Unrealized Appreciation (Depreciation)	8,501	96,068
Net Increase (Decrease) in Net Assets Resulting from Operations	43,785	184,942
Distributions
Net Investment Income
Institutional Shares	(2,729)	(4,526)
ETF Shares	(11,391)	(16,562)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(14,120)	(21,088)
Capital Share Transactions
Institutional Shares	5,400	13,763
ETF Shares	71,116	130,154
Net Increase (Decrease) from Capital Share Transactions	76,516	143,917
Total Increase (Decrease)	106,181	307,771
Net Assets
Beginning of Period	1,082,196	774,425
End of Period[1]	1,188,377	1,082,196

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,126,000 and $5,156,000.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Mega Cap Value Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$118.18	$98.45	$82.90	$73.55	$65.97	$66.02
Investment Operations
Net Investment Income	1.468	2.687	2.531[1]	2.339	1.965	1.932
Net Realized and Unrealized Gain (Loss)
on Investments	2.990	19.649	15.493	9.303	7.528	(.075)
Total from Investment Operations	4.458	22.336	18.024	11.642	9.493	1.857
Distributions
Dividends from Net Investment Income	(1.508)	(2.606)	(2.474)	(2.292)	(1.913)	(1.907)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.508)	(2.606)	(2.474)	(2.292)	(1.913)	(1.907)
Net Asset Value, End of Period	$121.13	$118.18	$98.45	$82.90	$73.55	$65.97

Total Return	3.81%	22.95%	22.07%	16.19%	14.33%	2.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$223	$212	$164	$110	$105	$76
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.50%	2.75%	3.01%	2.65%	2.88%
Portfolio Turnover Rate [2]	4%	8%	34%	17%	24%	26%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Mega Cap Value Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$59.60	$49.65	$41.80	$37.09	$33.26	$33.29
Investment Operations
Net Investment Income	.733	1.338	1.272[1]	1.164	.983	.969
Net Realized and Unrealized Gain (Loss)
on Investments	1.510	9.911	7.809	4.689	3.805	(.042)
Total from Investment Operations	2.243	11.249	9.081	5.853	4.788	.927
Distributions
Dividends from Net Investment Income	(.753)	(1.299)	(1.231)	(1.143)	(.958)	(.957)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.753)	(1.299)	(1.231)	(1.143)	(.958)	(.957)
Net Asset Value, End of Period	$61.09	$59.60	$49.65	$41.80	$37.09	$33.26

Total Return	3.79%	22.92%	22.05%	16.13%	14.32%	2.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$965	$870	$611	$414	$341	$226
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%	0.12%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.50%	2.47%	2.72%	2.97%	2.63%	2.86%
Portfolio Turnover Rate [2]	4%	8%	34%	17%	24%	26%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Mega Cap Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at the fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

45

Mega Cap Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $107,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

46

Mega Cap Value Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,186,907	—	—
Temporary Cash Investments	—	300	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	1,186,902	300	—
1 Represents variation margin on the last day of the reporting period.

D. At February 28, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2015	10	1,051	41
S&P 500 Index	March 2015	1	526	20
				61

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $17,911,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

47

Mega Cap Value Index Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $7,184,000 to offset future net capital gains. Of this amount, $6,977,000 is subject to expiration on August 31, 2019. Capital losses of $207,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $968,922,000. Net unrealized appreciation of investment securities for tax purposes was $218,285,000, consisting of unrealized gains of $230,408,000 on securities that had risen in value since their purchase and $12,123,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2015, the fund purchased $147,676,000 of investment securities and sold $71,857,000 of investment securities, other than temporary cash investments. Purchases and sales include $101,063,000 and $46,521,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	17,371	149	41,244	382
Issued in Lieu of Cash Distributions	2,109	18	3,640	34
Redeemed	(14,080)	(118)	(31,121)	(286)
Net Increase (Decrease)—Institutional Shares	5,400	49	13,763	130
ETF Shares
Issued	119,151	2,000	319,267	5,602
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(48,035)	(800)	(189,113)	(3,300)
Net Increase (Decrease)—ETF Shares	71,116	1,200	130,154	2,302

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

48

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

49

Six Months Ended February 28, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2014	2/28/2015	Period
Based on Actual Fund Return
Mega Cap Index Fund
Institutional Shares	$1,000.00	$1,057.90	$0.41
ETF Shares	1,000.00	1,057.49	0.56
Mega Cap Growth Index Fund
Institutional Shares	$1,000.00	$1,082.87	$0.46
ETF Shares	1,000.00	1,082.74	0.57
Mega Cap Value Index Fund
Institutional Shares	$1,000.00	$1,038.10	$0.40
ETF Shares	1,000.00	1,037.87	0.56
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
Institutional Shares	$1,000.00	$1,024.40	$0.40
ETF Shares	1,000.00	1,024.25	0.55
Mega Cap Growth Index Fund
Institutional Shares	$1,000.00	$1,024.35	$0.45
ETF Shares	1,000.00	1,024.25	0.55
Mega Cap Value Index Fund
Institutional Shares	$1,000.00	$1,024.40	$0.40
ETF Shares	1,000.00	1,024.25	0.55

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.08% for Institutional Shares and 0.11% for ETF Shares; for the Mega Cap Growth Index Fund, 0.09% for Institutional Shares and 0.11% for ETF Shares; and for the Mega Cap Value Index Fund, 0.08% for Institutional Shares and 0.11% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

50

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

51

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US

Mega Cap Value Index thereafter.

52

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante	Chris D. McIsaac Michael S. Miller James M. Norris Glenn W. Reed

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8282 042015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 16, 2015

VANGUARD WORLD FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: April 16, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.